UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE, R6

Annual Report

June 30, 2015

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund)

AllianzGI Income & Growth Fund

AllianzGI International Managed Volatility Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

AllianzGI U.S. Managed Volatility Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Table of Contents

2–3	Letter from the President
4–51	Fund Summaries
52–54	Important Information
55–57	Benchmark Descriptions
58–85	Schedules of Investments
86–93	Statements of Assets and Liabilities
94–97	Statements of Operations
98–104	Statements of Changes in Net Assets
106–153	Financial Highlights
154–192	Notes to Financial Statements
193	Report of Independent Registered Public Accounting Firm
194–195	Federal Income Tax Information
196	Shareholder Meeting Results/Changes to Board of Trustees
197–198	Privacy Policy
199–201	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

Despite a period of weakness, the US economy as a whole expanded during the 12-month fiscal reporting period ended June 30, 2015. While growth in many developed foreign countries was far from robust, there were some signs of progress as the reporting period progressed, partially due to a highly accommodative monetary policy. Against this backdrop, US equities posted a solid gain, whereas international stocks declined. Elsewhere, the US bond market moved modestly higher during the reporting period.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2015, US stocks rose 7.42%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced mixed results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index declining 4.22% and the MSCI World Index gaining 1.43%. Elsewhere, the MSCI Emerging Markets Index returned -5.12% in dollar-denominated terms.

With respect to bonds, the Barclays US Credit Index rose 0.93%, whereas the Barclays Global High Yield Index declined 3.88%. The Barclays US Government Bond Index returned 2.27%, while the broader bond market, as measured by the Barclays US Aggregate Bond Index, gained 1.86%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 4.3% annual pace during the third quarter of 2014. Economic growth then moderated, as GDP grew at an annual pace of 2.1% during the fourth quarter of 2014 and 0.6% during the first quarter of 2015. However, US economic activity improved, as the Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.3% for the second quarter of 2015.

The US Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, but it appeared to move closer to its first rate hike in nearly a decade. Looking back, at its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Moving forward, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Then, at its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are

2	June 30, 2015 |	Annual Report

near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the US was mixed during the reporting period. Anemic growth and concerns of deflation in the euro zone caused the European Central Bank (“ECB”) to announce that, beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, if not longer. Early indications are that the ECB’s actions have helped to spur modest growth. The Bank of Japan (“BoJ”) also maintained a highly accommodative monetary policy. In October 2014, BoJ announced that it would increase its asset purchases by between ¥10 trillion and ¥20 trillion ($90.7 billion to $181.3 billion) to approximately ¥80 trillion ($725 billion) annually. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates four times during the reporting period in an effort to stimulate growth. Its most recent action in June 2015 pushed rates down to 4.85%.

Outlook

While there have been signs of progress, we believe Greece will likely remain a headline-generator for some time. While we expect continued volatility and acknowledge the potential for Greece’s exit from the eurozone monetary union, we believe the balance of risks to be containable and may present buying opportunities.

Looking beyond geopolitics, global macroeconomic data remain consistent with a moderate pace of growth heading into the second half of 2015. From an inflation standpoint, if the current trend holds, easier year-over-year comparables may cause a marked uptick in inflation in the industrialized world by early 2016, a development that we believe may be under-appreciated by some investors.

Despite the changing economic environment, we believe money and bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond-market liquidity, could result in more volatility as we get closer to interest rate “lift-off.” While equities may also experience volatility when the Fed raises rates, we believe stocks should see support from improving economic growth.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| June 30, 2015	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Lu Yu, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned -2.76%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned -5.12%.

Market Environment

Emerging market equities were significantly impacted by changing investor sentiment over the reporting period, with sentiment oscillating from bullish to bearish several times. At the beginning of the reporting period, emerging market equities were the beneficiaries of positive expectations for elections in countries such as India, Brazil and Indonesia, advancing in July and August. Volatility picked up in September amid concerns of the impact from a strengthening dollar coupled with commodity and energy price weakness. This translated into declines in three of the four months to end the calendar year, particularly for energy-related countries like Russia and Brazil. Market participants were then fixated on China, as a slowdown in GDP resulted in a fresh round of stimulus packages aimed at spurring growth. Emerging market equities rallied significantly in April, as investor preferences shifted gears in favor of lower-quality stocks which benefited from interest rate cuts. Market sentiment sharply reversed course in May and June as investors became increasingly apprehensive of ripple effects from the situation in Greece and concerns of a potential bubble in the local China A-share market. This resulted in indiscriminate selling.

At the end of the reporting period, China was the top benchmark performer for the full reporting period, followed by the Philippines and Taiwan. Meanwhile, Greece was the largest benchmark detractor, with commodity and energy-related countries of Colombia, Brazil and Russia also among the detractors. Sector performance for the benchmark index was mixed, with health care being the largest contributor followed by more modest returns for financials and telecom services. Conversely, cyclically-oriented stocks in the energy, materials and utilities sectors were among the biggest detractors.

Portfolio Review

The Fund’s performance relative to the benchmark index was the result of positive stock selection, alongside favorable sector and country allocation decisions. In addition, the reduction in forecast risk relative to the benchmark index helped protect capital during down market periods, which allowed clients to benefit from compounding returns.

During the reporting period, South Korea was the best relative performer for the Fund, contributing to results thanks to bottom-up stock selection. Emerging markets-related selections listed in the United States added to results as did stock selection in Brazil and Russia. Conversely, the Fund’s more conservative stock selection in China offset results, as did bottom-up investments in Taiwan. Consumer staples proved to be the best performing sector, and an underweight allocation to energy helped relative returns. Stock picking in information technology lagged the benchmark, as did selections in telecom services.

The largest individual active contributor to performance was Amorepacific Corp. Shares of the Korean skin care, make-up and fragrance products manufacturer advanced, due to strong revenue growth and market share gains. In addition, the company made the decision to split its share price in an effort to increase liquidity. Shares of Bank Of China Ltd. advanced, thanks in part to government stimulus packages aimed at spurring growth in the region. Earnings of the nation’s third-largest lender increased as loan and fee income rose. The largest individual active detractor to performance was LG Display Co. Ltd. The Korean developer and manufacturer of LCD, computer and mobile phone displays was lower following weakness in television panel prices. In addition, not owning Tencent Holdings Ltd. offset results given its sizeable benchmark index weight and outperformance due to its strong internet and social media leadership position, alongside positive sentiment towards Tencent in China.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	–2.76%	5.67%	8.92%	10.68%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	–8.10%	4.48%	8.31%	10.11%
AllianzGI Emerging Markets Opportunities Fund Class C	–3.53%	4.87%	8.09%	9.84%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	–4.49%	4.87%	8.09%	9.84%
AllianzGI Emerging Markets Opportunities Fund Class D	–2.77%	5.66%	8.92%	10.68%
AllianzGI Emerging Markets Opportunities Fund Class P	–2.53%	5.93%	9.22%	10.98%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	–2.45%	5.97%	9.35%	11.11%
MSCI Emerging Markets Index	–5.12%	3.68%	8.11%	10.18%
Lipper Emerging Markets Funds Average	–7.00%	3.38%	7.35%	9.38%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

4	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2015)

China	18.7%
Korea (Republic of)	18.2%
Brazil	11.1%
Taiwan	10.0%
India	8.7%
Hong Kong	6.2%
South Africa	3.6%
United States	3.4%
Other	15.5%
Cash & Equivalents — Net	4.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.50	$1,014.50	$1,018.20	$1,019.60	$1,020.00
Expenses Paid During Period	$8.36	$12.09	$8.36	$7.11	$6.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,016.51	$1,012.79	$1,016.51	$1,017.75	$1,018.25
Expenses Paid During Period	$8.35	$12.08	$8.35	$7.10	$6.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P, and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Scott Migliori, CFA, Senior Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Focused Growth Fund (the “Fund”) returned 11.57%, outperforming the Russell 1000 Growth Index (the “benchmark Index”), which returned 10.56%.

Market Environment

On the macro level, US share prices climbed to fresh all-time highs, as a strengthening labor market and solid corporate earnings outweighed mixed economic data and plummeting oil prices. During the period, we saw GDP growth fall short of expectations due to a variety of factors, including an unusually harsh winter, the west coast port strike, falling investment in the energy sector and a strong US dollar (which dampened exports). While some parts of the economy struggled, the job market has been a bright spot with unemployment falling to the lowest level since May 2008. Later in the period, consumer spending surged while pending home sales jumped to their highest level in nine years.

At the Federal Open Market Committee (“FOMC”) meeting in March, central bankers signaled that if incoming data is sufficiently strong, rate hikes could begin in 2015. Policymakers also reduced their forecasts for GDP, inflation and long-term unemployment. Together, we believe this means the Federal Reserve (the “Fed”) is not on a preset course, and is increasingly data dependent.

Within the benchmark index, the health care and consumer discretionary sectors were the largest contributors for the period. Meanwhile, the energy and utilities sectors were the only sectors that posted negative returns—both sectors declined by double digits.

Portfolio Review

The Fund’s performance was largely driven by stocks in the health care, technology and consumer staples sectors. Within health care, several companies are successfully developing and launching breakthrough treatments for chronic and life-threatening diseases. In technology, our holdings are benefiting from significant secular shifts, including mobile advertising, cloud computing and improvements in security technology. A consumer staples holding was boosted by a business partnership that increased its competitive positioning.

Conversely, stocks in the energy and industrials sectors detracted from the Fund’s performance. In energy, the sector was negatively impacted by the dramatic decline in oil prices, which was due to oversupply and soft demand. Within the industrials sector, some of our holdings were negatively impacted due to their exposure to weak foreign economies and the energy sector. We reduced the Fund’s weighting in the energy and industrials sectors during the period because we see prolonged headwinds in both areas.

From a sector allocation perspective, an overweight position in the health care sector and an underweight in the industrials sector contributed to the Fund’s relative returns during the period. On the negative side, an equal weight position in the energy sector and an overweight in consumer discretionary detracted from returns.

We maintain overweight positions in the technology and health care sectors and underweight positions in industrials and consumer staples sectors.

Outlook

We maintain a positive market outlook. With the US economy steadily improving, we believe the Fed will likely begin to raise short-term interest rates in the second half of 2015. Despite rising interest rates and potentially higher volatility, we expect US economic growth and company fundamentals to drive US equities higher. We also anticipate weak to modest global growth and low inflation to persist in the second half of this year.

Risks to the equity market include sooner than expected monetary tightening, protracted geopolitical tensions, a recession in Europe and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	11.57%	18.48%	10.19%	11.21%
AllianzGI Focused Growth Fund Class A (adjusted)	5.44%	17.15%	9.57%	11.01%
AllianzGI Focused Growth Fund Class B	10.73%	17.60%	9.62%	11.03%
AllianzGI Focused Growth Fund Class B (adjusted)	5.80%	17.39%	9.62%	11.03%
AllianzGI Focused Growth Fund Class C	10.76%	17.59%	9.37%	10.38%
AllianzGI Focused Growth Fund Class C (adjusted)	9.77%	17.59%	9.37%	10.38%
AllianzGI Focused Growth Fund Class D	11.59%	18.48%	10.19%	11.21%
AllianzGI Focused Growth Fund Class R	11.32%	18.18%	9.92%	10.86%
AllianzGI Focused Growth Fund Class P	11.88%	18.78%	10.50%	11.53%
AllianzGI Focused Growth Fund Institutional Class	11.99%	18.90%	10.60%	11.64%
AllianzGI Focused Growth Fund Administrative Class	11.67%	18.60%	10.32%	11.35%
Russell 1000 Growth Index	10.56%	18.59%	9.10%	10.76%
Lipper Large-Cap Growth Funds Average	10.50%	17.21%	8.31%	9.36%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

6	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2015)

Biotechnology	9.8%
Pharmaceuticals	9.2%
Internet Software & Services	8.6%
Technology Hardware, Storage & Peripherals	6.9%
Internet & Catalog Retail	6.2%
Specialty Retail	6.0%
Software	6.0%
Food & Staples Retailing	5.7%
Other	39.9%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,073.10	$1,069.20	$1,069.20	$1,073.30	$1,072.10	$1,074.70	$1,075.20	$1,073.50
Expenses Paid During Period	$5.71	$9.54	$9.54	$5.71	$6.99	$4.42	$3.91	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	7

Unaudited

AllianzGI Global Natural Resources Fund

For the period of July 1, 2014, through June 30, 2015, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -19.56%, underperforming the Custom Commodity Equity Benchmark (the “benchmark index”), which returned -11.54%.

Market Environment

Oil prices plummeted in the fourth quarter of 2014, as the Organization of the Petroleum Exporting Countries (“OPEC”) opted not to cut production to steady oil prices in response to increased supply from North American shale and other producers. In addition, China’s economic slowdown and lower consumption of raw materials has negatively impacted the prices for many other commodities.

Portfolio Review

During this period of relatively weak commodity prices, the Fund’s underperformance against the benchmark index was driven primarily by an overweight to the energy sector and stock selection in the energy and materials sectors. Relative performance against the mutual fund peers held up well.

Our positions in refiners, coatings, cement and alternative energy made the strongest contribution to performance during the reporting period. The refiners generally benefited from the drop in crude oil input costs, as those costs fell faster than finished product prices, thus widening margins. In addition, the US government has for the most part blocked the exporting of shale energy which has also helped the refiners in limiting crude costs. The coatings companies also benefited from lower input costs and continued strong demand from consumer and industrial end markets.

The primary detractor to performance was an overweight to the energy sector, in particular oil and gas exploration, energy equipment and service stocks. Lower upstream energy prices translated into lower revenues for the Exploration & Production companies (“E&P”) companies. With that pressure on revenues, the E&P companies cut back on drilling expenditures therefore negatively impacting the revenues and growth outlook for the oil service industry.

The Fund is a thematic, diversified and opportunistic strategy that combines top-down analysis of commodities and regional economies, with bottom-up analysis of natural resource-related companies. Every holding is supported by an investment theme. In response to the significant decline in energy prices in the second half of 2014, we eliminated some energy-related exposure with relatively higher balance sheet risk. Given that we expect to see range-bound commodity prices and higher market volatility for the foreseeable future, the Fund initiated a covered call writing strategy in the first quarter. We wrote several short-dated call options against long positions in a variety of sub-sectors. The covered call writing strategy is designed to capture some incremental income, enhance downside protection and in general add to overall performance. As we become more confident in the outlook for commodity prices, we will likely phase out the option strategy and not cap the potential upside to the long positions.

Outlook

We forecast oil prices to be generally range bound between $50 and $75 a barrel, with crude prices eventually normalizing to the $70 to $75 a barrel level. Given that we are currently at the low end of this predicted range, we expect some improvement in oil prices in the second half of 2015. We believe the aggressive production cutbacks that have been announced recently, particularly in North American drilling and other more global drilling projects, should help firm the supply overhang currently in the marketplace. We are also seeing signs of improved global energy demand with the lower oil prices. We maintain a modest global economic growth outlook for 2015 but are mindful that the economic tea leaves are difficult to forecast now with any precision. However, we are prepared to move aggressively to a more growth–oriented portfolio if we see some concrete signs of global economic reacceleration.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–19.56%	6.08%	5.50%	7.82%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–23.98%	4.88%	4.91%	7.27%
AllianzGI Global Natural Resources Fund Class C	–20.17%	5.29%	4.73%	7.03%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–20.97%	5.29%	4.73%	7.03%
AllianzGI Global Natural Resources Fund Class D	–19.55%	6.09%	5.51%	7.83%
AllianzGI Global Natural Resources Fund Class P	–19.38%	6.34%	5.79%	8.11%
AllianzGI Global Natural Resources Fund Institutional Class	–19.28%	6.46%	5.90%	8.22%
MSCI World Index	1.43%	13.10%	6.38%	6.71%
Custom Commodity Equity Benchmark	–11.54%	7.67%	7.74%	9.28%
World Energy and Materials Composite	–20.41%	5.64%	4.88%	6.79%
Lipper Global Natural Resources Funds Average	–24.65%	1.85%	3.56%	6.45%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.41% for Class D shares, 1.16% for Class P shares and 1.06% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

8	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2015)

United States	63.8%
Canada	10.4%
United Kingdom	5.6%
Japan	5.0%
France	3.1%
Switzerland	2.6%
Spain	1.7%
Germany	1.7%
Other	5.6%
Cash & Equivalents — Net (including Options Written)	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,012.10	$1,008.40	$1,012.10	$1,013.20	$1,014.30
Expenses Paid During Period	$7.03	$10.76	$7.03	$5.79	$5.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,017.80	$1,014.08	$1,017.80	$1,019.04	$1,019.54
Expenses Paid During Period	$7.05	$10.79	$7.05	$5.81	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	9

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 4.48%, outperforming the MSCI World Small-Cap Index (the “benchmark index”), which returned 1.63%.

Market Environment

Global smaller companies continued to post absolute gains over the course of the reporting period. Japanese smaller companies registered the strongest gains, posting double-digit returns. Smaller companies from the US and Europe also performed positively, while smaller companies from the Asia-Pacific region suffered losses.

In the early part of the reporting period, mixed economic data and rising geopolitical risks led to profit taking. Besides tension in the Middle East, the EU and the US announced new sanctions against Russia, targeting the sectors of energy, banking and defense. In Japan, the cabinet approved Prime Minister Shinzo Abe’s revamped “third arrow” of structural reforms, the centerpiece being a corporate tax rate. Later on, disappointing Chinese economic data, first air strikes in Syria, intensified sanctions on Russia and weak euro-zone economic data weighed on equity markets. Strong US economic data, the more expansionary European Central Bank (“ECB”) policy, the weakening euro, the Scottish ‘No’ vote to independence and brisk initial public offering (“IPO”) and merger and acquisition (“M&A”) activity acted as a counterweight. After a turbulent October, robust US economic data, a strong start to the US earnings season and the surprising expansion of quantitative easing (“QE”) by the Bank of Japan (“BoJ”) resulted in a powerful recovery. Until mid-December the sharp decline in oil prices and disappointing economic data from China and Japan caused uncertainty amongst investors about the state of the global economy. The ECB launch of its QE program, the weak euro, improving euro-zone economic data, the more dovish-than-expected Federal Reserve (“Fed”) meeting in March, the rate cut in China and the Minsk II ceasefire agreement provided tailwinds for equity markets in the first quarter of 2015. Policymakers in more than 20 countries slashed borrowing costs in an effort to spur growth and fight weak—and in some cases negative—inflation. Furthermore, despite fear of a spillover effect resulting from a Greek default and “Grexit” (Greece exiting the euro or possibly even the European Union) being much more muted than in 2011, the deteriorating Greek financial situation and questions about the future of the euro made markets nervous. Market participants were also worried about the upcoming elections in the UK; however, the pro-business conservatives finally won a further five years in power. China’s central bank cut the benchmark one-year rate and the reserve requirement ratio (“RRR”) and announced a relaxation in the requirement for China’s mutual funds to invest in Hong Kong stocks via Stock Connect. Reports on Japan’s economy were mixed. Labor conditions continued to strengthen, with job openings hitting an eight year high and unemployment falling to its lowest level since 1997. Greece became the first advanced economy to default on an International Monetary Fund (“IMF”) loan. Finally, in the US, although the Q2 economic environment showed improvement over a sluggish first quarter, signs of strength in housing construction and consumption were offset by soft productivity, employment, and manufacturing data. The path of slow growth continues.

Portfolio Review

Stock selection was a strong driver of the Fund’s relative performance. All four regional sleeve portfolios achieved an outperformance versus their regional markets. Sector-wise, selection contributed most positively within energy and health care. Sector structure was also a strong positive contributor due to the underweight positions in energy and materials and an overweight in health care.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the health care, consumer discretionary and information technology sectors, while the largest underweights were in the financials sector followed by the materials and energy sectors. Geographically, the largest overweights were in China, Spain and Ireland and the largest underweights were in Canada and the UK.

The strongest stock contributors to performance were the positions in Acadia Healthcare, Marriott Vacations World (both US) and Kusuri No Aoki (Japan), with the largest detractors being positions in Sanchez Energy (US), Schoeller Bleckmann Oil Field Equipment (Austria) and Gameloft (France). Acadia Healthcare is a provider of psychiatric services for behavioral health patients, which benefits from incremental monetary provisioning for mental health patients across the US medical care landscape. Marriott Vacations World sells vacation ownership villas in the US and 10 other countries. Kusuri No Aoki is a drug store chain operator. It expanded its product line from over-the-counter and prescription drugs to items such as food and daily goods.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	4.48%	18.88%	8.12%	10.94%
AllianzGI Global Small-Cap Fund Class A (adjusted)	–1.27%	17.54%	7.51%	10.60%
AllianzGI Global Small-Cap Fund Class B	3.66%	17.98%	7.47%	10.60%
AllianzGI Global Small-Cap Fund Class B (adjusted)	–1.34%	17.77%	7.47%	10.60%
AllianzGI Global Small-Cap Fund Class C	3.69%	17.98%	7.31%	10.13%
AllianzGI Global Small-Cap Fund Class C (adjusted)	2.69%	17.98%	7.31%	10.13%
AllianzGI Global Small-Cap Fund Class D	4.46%	18.88%	8.12%	11.03%
AllianzGI Global Small-Cap Fund Class P	4.72%	19.17%	8.43%	11.26%
AllianzGI Global Small-Cap Fund Institutional Class	4.80%	19.28%	8.52%	11.37%
MSCI World Small-Cap Index	1.63%	14.89%	8.08%	8.18%
Lipper Global Small-/Mid-Cap Funds Average	0.51%	12.70%	7.56%	8.75%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

10	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2015)

United States	56.0%
Japan	11.2%
United Kingdom	5.0%
France	2.6%
Sweden	2.4%
Italy	1.9%
Ireland	1.8%
Spain	1.6%
Other	12.4%
Cash & Equivalents — Net	5.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,086.10	$1,081.90	$1,081.90	$1,086.20	$1,087.40	$1,087.80
Expenses Paid During Period	$8.33	$12.18	$12.18	$8.33	$7.04	$6.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,016.81	$1,013.09	$1,013.09	$1,016.81	$1,018.05	$1,018.55
Expenses Paid During Period	$8.05	$11.78	$11.78	$8.05	$6.80	$6.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	11

Unaudited

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund)

For the period of July 1, 2014 through June 30, 2015, as provided by John Schroer, Lead Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Health Sciences Fund (the “Fund”) returned 30.53%, outperforming the World Healthcare and Consumer Blended Benchmark (the “benchmark index”), which returned 13.89%.

Market Environment

It was a good year for global health care stocks in general as the MSCI World Healthcare Index rose 17.19% versus a modest gain for the MSCI World Index of 1.4%. The health care sector outperformed some of the more economically sensitive sectors of the market, including energy and materials which were weighed down by China’s economic slowdown and the collapse in oil prices.

Portfolio Review

Overall, the Fund’s outperformance was primarily driven by stock selection in the biotechnology and pharmaceuticals sectors and positive allocation effects from an overweight in the biotechnology sector. Modest negative offsets included poor stock selection in the health care and information technology sectors and an underweight in the consumer discretionary sector.

Our positions in the pharmaceutical and biotechnology industries made the strongest contribution to performance during the period. In general the biotechnology sector benefited from the flow of positive news from established commercial drugs and drug pipelines and a very active environment for mergers & acquisitions. Additionally, the Food and Drug Administration’s (“FDA”) regulatory framework for reviewing new drug applications has generally been more favorable than in past years. The FDA is fostering a better effort to prioritize breakthrough drugs.

The largest detractors to performance were miscellaneous in nature, including holdings in specialty pharmaceuticals, biotechnology, health care and information technology. A relatively small holding in a small-cap biotechnology company which reported some disappointing phase 3 clinical trial results also negatively impacted performance.

Over the course of the year, the Fund significantly increased its number of positions as the health care sector broadened out and the Fund diversified into what we believe are several new promising opportunities. The Fund rotated out of some large pharmaceutical exposures and added several new smaller capitalization stocks. We also aggressively added to our managed health care positions, anticipating more benefits from the ongoing maturation of the Affordable Care Act.

Outlook

We believe that the long term investment outlook for global health care remains strong and promising. There are a number of trade trends impacting the global health care sector which we believe are favorable, including aging demographics in the United States, improved health care spending and quality of care globally, the ongoing maturation of the Affordable Care Act and the solid and exciting breakthroughs in medical science.

We are mindful that the global health care sector has enjoyed several years of relative outperformance and remain focused on avoiding potentially overvalued stocks in the sector. With that in mind, our focus continues to be on health care companies that we believe are delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long term earnings growth and, in our opinion, still attractive overall valuations for global health care stocks.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	30.53%	23.40%	11.79%	13.15%
AllianzGI Health Sciences Fund Class A (adjusted)	23.35%	22.01%	11.16%	12.81%
AllianzGI Health Sciences Fund Class B	29.56%	22.48%	11.12%	12.79%
AllianzGI Health Sciences Fund Class B (adjusted)	24.56%	22.30%	11.12%	12.79%
AllianzGI Health Sciences Fund Class C	29.57%	22.48%	10.96%	12.31%
AllianzGI Health Sciences Fund Class C (adjusted)	28.57%	22.48%	10.96%	12.31%
AllianzGI Health Sciences Fund Class D	30.51%	23.39%	11.79%	13.18%
AllianzGI Health Sciences Fund Institutional Class	30.97%	23.82%	12.18%	13.58%
MSCI World Index	1.43%	13.10%	6.38%	5.98%
World Healthcare and Consumer Blended Benchmark	13.89%	19.59%	10.05%	6.73%
Lipper Health/Biotechnology Funds Average	34.09%	27.77%	14.39%	13.33%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares, 1.46% for Class D shares and 1.11% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

12	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund) (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015 )

Biotechnology	33.0%
Pharmaceuticals	31.6%
Health Care Providers & Services	15.7%
Health Care Equipment & Supplies	11.4%
Life Sciences Tools & Services	1.8%
Health Care Technology	1.7%
Food & Staples Retailing	1.7%
Cash & Equivalents — Net	3.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,181.80	$1,177.10	$1,177.30	$1,181.60	$1,183.70
Expenses Paid During Period	$7.90	$11.93	$11.93	$7.90	$6.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,017.55	$1,013.84	$1,013.84	$1,017.55	$1,019.29
Expenses Paid During Period	$7.30	$11.03	$11.03	$7.30	$5.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C, 1.46% for Class D and 1.11% for Institutional Class ), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	13

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned 1.80%. For comparison purposes, the Russell 1000 Growth Index increased 10.56% and the overall US bond market, as measured by the Barclays US Aggregate Bond Index, rose 1.86%. The convertible universe gained 3.52%, as measured by the BofA Merrill Lynch All Convertibles Index, and high-yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, fell 0.55%. Lastly, the S&P 500 Index advanced 7.42%.

Market Environment

For the reporting period, several factors influenced the three asset classes included in the Fund (equities, high-yield bonds, and convertible bonds), including falling oil prices, corporate earnings, treasury rate volatility, economic data, increased market volatility and the Federal Reserve’s (the “Fed”) outlook.

One of the most significant influential factors in the period was the drop in oil prices. In the second half of 2014, investors sold energy-related issuers with little regard to quality. Energy prices continued to have an effect on issuers in the energy sector in 2015; however, market participants did a better job of isolating the commodity price impact to those relevant issuers.

The market has enjoyed earnings expansion since the crisis of 2008, and while this pace has not been linear, it has been on an upward trajectory. This year, as anticipated, adverse weather conditions, a west coast port shutdown and a strong dollar dampened profits, but earnings growth was impressive nonetheless.

Treasury-rate volatility remained a factor over the last year. This had a greater influence on high-yield and, to a lesser degree, the convertible asset class. Earlier in the period, the decrease in treasury yields and the flight-to-quality bid did separate performance among the high-yield rating categories. By contrast, the rise in yields in 2015 had a negative impact on busted convertible securities and on the BB-rated, more narrow-spread, high-yield issuers.

Another element that influenced the markets was the ongoing trend in economic indicators. While some of the data were mixed, many were positive, including employment. These trends helped confirm prospects for continued low default rates for high-yield and convertible bonds.

The Chicago Board Options Exchange Volatility Index (VIX) started the period just below 12 and spiked to the year’s high near 30 in October. After grinding back to 12 at the beginning of December, pockets of increased volatility followed into January concurrent with sharp declines in both crude oil and the treasury yield. The VIX proceeded lower into the end of the period before spiking once more on Greek debt concerns and a sell-off in Chinese equity markets.

Ongoing volatility reflects the changes in market dynamics. Pressure on banks and market makers, both regulatory and by their own design, to reduce inventory risk has increased the impact of buying and selling interest on pricing. For investment managers, this has added complexity to trading, resulting in more pressure on the market. However, absent a material change in the credit environment, this volatility also creates tremendous opportunity for investors.

Finally, global central banks have continued to be accommodative. Although there has been investor uncertainty around the timing of the first rate hike and the path of US monetary policy thereafter, the Fed’s message has remained consistent: changes in policy will be data-dependent and international developments will be assessed. In Europe, the ECB’s QE measures were ongoing, as were accommodative policies by other monetary leaders globally.

Portfolio Review

The Fund provided consistent income and generated a positive return over the trailing 12-month period.

In the equity sleeve, stock picking was strongest in consumer discretionary, consumer staples and energy followed by company specific outperformance in other sectors. Conversely, security selection in the information technology, industrials and materials sectors hampered performance.

In the convertibles sleeve, the Fund benefited from positive issue selection in technology and materials. An underweight in the energy and materials sectors also helped relative performance. By contrast, detractors included issue selection in the health care, industrials and consumer discretionary sectors, in addition to an underweight in the transportation sector and an overweight in the technology sector.

In the high-yield sleeve, industries that contributed positively to relative performance were metals/mining excluding steel, health care and media content. On the other hand, energy diversified media and diversified financial services pressured relative performance.

Individual stock implied volatilities were generally higher than the market and moved with the overall VIX trend line over the period. Single stock option premiums were retained on many of the opened positions, while the stock market advance forced in-the-money option positions to be actively managed, allowing underlying equity positions to participate in higher prices.

14	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	1.80%	10.99%	7.01%
AllianzGI Income & Growth Fund Class A (adjusted)	–3.80%	9.74%	6.28%
AllianzGI Income & Growth Fund Class C	1.03%	10.15%	6.20%
AllianzGI Income & Growth Fund Class C (adjusted)	0.10%	10.15%	6.20%
AllianzGI Income & Growth Fund Class D	1.71%	10.96%	6.99%
AllianzGI Income & Growth Fund Class R	1.49%	10.70%	6.75%
AllianzGI Income & Growth Fund Class P	2.07%	11.27%	7.29%
AllianzGI Income & Growth Fund Institutional Class	2.17%	11.38%	7.40%
S&P 500 Index	7.42%	17.34%	6.97%
Barclays US Aggregate Bond Index	1.86%	3.35%	4.64%
Lipper Flexible Portfolio Funds Average	–1.68%	8.63%	4.67%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015)

Oil, Gas & Consumable Fuels	5.0%
Software	4.9%
Semiconductors	4.7%
Media	4.6%
Internet	4.4%
Telecommunications	4.4%
Biotechnology	4.0%
Pharmaceuticals	3.5%
Other	60.4%
Cash & Equivalents — Net (including Options Written)	4.1%

Moody’s Ratings* (as of June 30, 2015)

*	As a percentage of total investments, before options written. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more details on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s or bonds that do not have a rating available or if a rating was withdrawn are designated in the chart as “NR”, “NA” or “WR”, respectively.

Annual Report	| June 30, 2015	15

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,022.80	$1,018.20	$1,021.90	$1,020.90	$1,024.30	$1,024.30
Expenses Paid During Period	$6.42	$10.16	$6.42	$7.67	$5.17	$4.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.45	$1,014.73	$1,018.45	$1,017.21	$1,019.69	$1,020.18
Expenses Paid During Period	$6.41	$10.14	$6.41	$7.65	$5.16	$4.66

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.28% for Class A, 2.03% for Class C, 1.28% for Class D, 1.53% for Class R, 1.03% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2015	17

Unaudited

AllianzGI International Managed Volatility Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Steven Tael, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned -1.95%, outperforming the MSCI EAFE Index (the “benchmark index”), which returned -4.22%.

Market Environment

During the reporting period, US equities were the beneficiaries of improving investor sentiment relative to non-US equities, as risk in Asia and Europe increased while better-than-expected domestic economic growth and strong corporate profits drove US equity prices higher. Currency effects also limited returns of non-US equities for US investors, as the US dollar appreciated against the euro and the Japanese yen.

The Federal Reserve’s (the “Fed”) measured approach in signaling its intent to raise short-term interest rates provided support to the US stock market, adding to the view of a strengthening US economy. Monetary stimulus from other nations’ central banks provided similar support for broader equity markets. A strengthening US economy offset concerns about the impact of a stronger dollar on the profits of US multinational companies, the ongoing Greek debt crisis and the volatility originating in China’s stock market.

Country-level performance of the benchmark index was mixed across regions during the reporting period. Japan contributed positively to benchmark index performance, driven by a weaker yen and a strategy change at the Japanese Government Pension Investment Fund to increase their equity allocation. The United Kingdom and Australia contributed negatively to benchmark index performance, as stocks in these countries have significant exposure to the poorly performing energy and materials sectors. Sector performance of the benchmark index was also mixed during the reporting period. The consumer discretionary and health care sectors contributed positively to benchmark index performance while the energy and material sectors contributed negatively to benchmark index performance.

Portfolio Review

During the reporting period, the Fund achieved its goal of delivering lower volatility compared to the benchmark index, with annualized daily volatility of about 8% compared with about 11% for the benchmark index. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower volatility than the benchmark index. The Fund’s lower volatility focus resulted in outperformance relative to the benchmark index as higher volatility stocks in energy, materials and financial sectors were among the poorly performing stocks in the benchmark index.

Consistent with its stated objectives, the Fund was overweight less volatile stocks relative to the benchmark index. The Fund’s overweight position in the traditionally conservative utilities sector contributed positively to the Fund’s performance. The Fund’s underweight in the higher volatility financials, energy and materials sectors also contributed positively to the Fund’s performance. By contrast, the Fund’s overweight position in the consumer discretionary sector detracted from the Fund’s performance. From a country standpoint, the Fund’s overweight in Hong Kong positively contributed to Fund performance while an underweight to Switzerland negatively contributed.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Managed Volatility Fund Class A	–1.95%	8.51%	3.39%	5.05%
AllianzGI International Managed Volatility Fund Class A (adjusted)	–7.34%	7.29%	2.81%	4.63%
AllianzGI International Managed Volatility Fund Class C	–2.60%	7.71%	2.63%	4.27%
AllianzGI International Managed Volatility Fund Class C (adjusted)	–3.55%	7.71%	2.63%	4.27%
AllianzGI International Managed Volatility Fund Class D	–1.93%	8.46%	3.37%	5.03%
AllianzGI International Managed Volatility Fund Class R	–2.13%	8.25%	3.15%	4.71%
AllianzGI International Managed Volatility Fund Class P	–1.63%	8.81%	3.70%	5.27%
AllianzGI International Managed Volatility Fund Institutional Class	–1.60%	8.90%	3.79%	5.36%
MSCI EAFE Index	–4.22%	9.54%	5.12%	4.72%
MSCI EAFE Minimum Volatility Index	2.83%	10.76%	7.50%	N/A
Lipper International Multi-Cap Core Funds Average	–2.01%	9.19%	5.27%	5.09%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares and 0.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

18	June 30, 2015 |	Annual Report

Unaudited

AllianzGI International Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2015)

Japan	28.0%
United Kingdom	15.8%
Germany	9.9%
Australia	8.5%
Hong Kong	7.7%
France	7.1%
Singapore	5.1%
Switzerland	3.4%
Other	13.8%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,047.00	$1,043.40	$1,047.10	$1,046.20	$1,048.90	$1,048.70
Expenses Paid During Period	$4.87	$8.66	$4.87	$6.14	$3.61	$3.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,020.03	$1,016.31	$1,020.03	$1,018.79	$1,021.27	$1,021.77
Expenses Paid During Period	$4.81	$8.55	$4.81	$6.06	$3.56	$3.06

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 0.96% for Class D, 1.21% for Class R, 0.71% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	19

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned 7.91%, underperforming the Russell Midcap Growth Index (the “benchmark Index”), which returned 9.45%.

Market Environment

US mid-cap stocks posted solid gains during the period, as improving US economic data continued to outweigh a weaker global economy and plummeting oil prices. The Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

Portfolio Review

Stock selection within the consumer discretionary and health care sectors detracted from the Fund’s relative performance. Conversely, stock selection in the consumer staples and financials sectors added to relative returns during the period. From a sector allocation perspective, the Fund’s underweight to energy stocks and overweight to health care stocks both added to returns. However, an underweight to the consumer staples sector and overweight to the materials sector held back relative returns.

As of June 30, 2015, the Fund was positioned with its largest overweight allocation to the health care sector, followed by a modest overweight allocation to the technology sector. The largest sector underweight was in industrials. While economic sectors have common traits, we believe company specific fundamentals are very important in general, and especially in the current environment. After a period of rising stock correlations, narrow dispersions and low volatility, these market traits appear to be dissipating. With the market focusing on the eventual start of a Federal Reserve (the “Fed”) rate hiking cycle following a period of extraordinary monetary stimulus, company fundamentals have begun to matter more to stock price performance.

Some of the powerful growth themes the Fund is capturing include cybersecurity, the technological innovation occurring within the field of health care, and the increasing use of semiconductor chips associated with the connected automobile and wearable devices. Similarly, “The Internet of Things” is a theme that refers to strong trends taking place to equip everyday devices and appliances with sensors to automatically work together.

Additionally, one of the features of the changing economic environment is a weakness in consumer spending, despite the significant boost in spending power that has come from falling gasoline prices. One plausible explanation is that consumers are skeptical of the recovery, and are in earnest trying to repair their balance sheets and cut back on spending for non-essential items. The Fund also has a meaningful exposure to companies that appeal to the cost-conscious consumer.

Ultimately, in our view, this more cautious approach to personal finance in the consumer sector will see positive results. Consumer discretionary stocks should ultimately benefit from pent up demand and more sustainable spending power as the economy strengthens.

Outlook

Despite the improving US economic environment, money and bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond market liquidity, could result in more volatility as we get closer to lift-off. While this may also impact equities, compared to bonds, stocks should see support from improving economic growth. Additionally, US mid caps generally have a higher exposure to the improving domestic US economy than their more globally exposed, larger cap counterparts.

As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with superior growth prospects that we feel are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

20	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	7.91%	15.13%	8.69%	13.07%
AllianzGI Mid-Cap Fund Class A (adjusted)	1.97%	13.84%	8.08%	12.89%
AllianzGI Mid-Cap Fund Class B	7.29%	14.27%	8.02%	12.89%
AllianzGI Mid-Cap Fund Class B (adjusted)	2.74%	14.04%	8.02%	12.89%
AllianzGI Mid-Cap Fund Class C	6.98%	14.25%	7.86%	12.29%
AllianzGI Mid-Cap Fund Class C (adjusted)	6.07%	14.25%	7.86%	12.29%
AllianzGI Mid-Cap Fund Class D	7.79%	15.15%	8.70%	13.29%
AllianzGI Mid-Cap Fund Class R	7.38%	14.86%	8.42%	12.88%
AllianzGI Mid-Cap Fund Class P	8.31%	15.49%	8.97%	13.53%
AllianzGI Mid-Cap Fund Institutional Class	8.29%	15.58%	9.07%	13.64%
AllianzGI Mid-Cap Fund Administrative Class	7.88%	15.21%	8.75%	13.34%
Russell Midcap Index	6.63%	18.23%	9.40%	13.42%
Russell Midcap Growth Index	9.45%	18.69%	9.69%	12.50%
Lipper Mid-Cap Growth Funds Average	9.41%	17.20%	8.64%	10.51%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2015 )

Health Care Equipment & Supplies	5.9%
Semiconductors & Semiconductor Equipment	5.6%
Household Durables	5.5%
Software	5.2%
Hotels, Restaurants & Leisure	4.9%
Specialty Retail	3.9%
Electrical Equipment	3.8%
Health Care Providers & Services	3.7%
Other	61.3%
Cash & Equivalents — Net	0.2%

Annual Report	| June 30, 2015	21

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,051.90	$1,048.50	$1,045.50	$1,050.80	$1,049.30	$1,052.50	$1,052.40	$1,049.70
Expenses Paid During Period	$5.75	$9.55	$9.53	$5.75	$7.01	$4.48	$3.97	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,019.19	$1,015.47	$1,015.47	$1,019.19	$1,017.95	$1,020.43	$1,020.93	$1,019.69
Expenses Paid During Period	$5.66	$9.39	$9.39	$5.66	$6.90	$4.41	$3.91	$5.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88 % for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

22	June 30, 2015 |	Annual Report

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Annual Report	| June 30, 2015	23

Unaudited

AllianzGI NFJ All-Cap Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Kris Marca, CFA, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 1.20%, underperforming the Russell 3000 Value Index (the “benchmark index”), which returned 3.86%.

Market Environment

The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell 1000 Growth Index notably outperformed value as measured by the Russell 1000 Value Index by over 640 basis points.

During the latter half of 2014, the stock market rebounded sharply after falling over 7% during a stretch of apprehensiveness in early October which included a global Ebola outbreak. The second half of 2014 resulted in the third consecutive double-digit calendar year gain in the market since 2012. The sustained accommodative environment facilitated more shareholder friendly activities by S&P 500 companies, which in aggregate paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In March 2015, the US Dollar Index, which quantifies the value of the US dollar against a basket of major currencies, extended to heights not seen in more than a decade as developed markets currencies continued to depreciate in the face of European and Japanese QE programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Federal Reserve (the “Fed”) confirmed in June that “conditions for a rate hike have not yet been achieved,” leaving the timing of the Fed’s first rate hike uncertain. Markets were also monitoring an increasingly politicized dialogue regarding the Greek debt crisis.

Divergent market performance over the period was tied, in part, to volatility in oil prices. The Organization of the Petroleum Exporting Countries (“OPEC”) decided to maintain current production levels in the face of global oversupply and weakening crude prices. After falling 46% in 2014, crude oil climbed 12% year-to-date through June to end the quarter at $59.47/barrel West Texas Intermediate (WTI).

Portfolio Review

The Fund’s relative underperformance against the benchmark index was due to negative stock selection, while the relative contribution from sector allocation overall was negligible. In terms of stock selection, the Fund’s holdings in the utilities, staples and financials sectors were the largest contributors to performance during the reporting period. This was more than offset by the Fund’s holdings in the health care, industrials and information technology sectors. From a sector allocation perspective, underweight positions in the energy—the worst performing sector for the period—and materials sectors contributed to the Fund’s relative returns during the reporting period. Underweights in the financials and health care sectors detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology, industrials and telecommunication services sectors, whereas the largest relative underweights were in the financials, utilities and consumer discretionary sectors.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	1.20%	15.05%	5.52%	8.82%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	–4.36%	13.76%	4.93%	8.35%
AllianzGI NFJ All-Cap Value Fund Class B	0.39%	14.20%	4.90%	8.32%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	–4.61%	13.96%	4.90%	8.32%
AllianzGI NFJ All-Cap Value Fund Class C	0.44%	14.17%	4.71%	7.99%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	–0.55%	14.17%	4.71%	7.99%
AllianzGI NFJ All-Cap Value Fund Class D	1.19%	15.06%	5.52%	8.82%
AllianzGI NFJ All-Cap Value Fund Class P	1.50%	15.36%	5.81%	9.13%
AllianzGI NFJ All-Cap Value Fund Institutional Class	1.56%	15.44%	5.90%	9.24%
Russell 3000 Value Index	3.86%	16.36%	7.03%	9.38%
Lipper Multi-Cap Value Funds Average	2.43%	15.20%	6.57%	8.31%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

24	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ All-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015)

Banks	14.6%
Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	6.3%
Insurance	5.3%
IT Services	4.6%
Diversified Telecommunication Services	3.9%
Consumer Finance	3.7%
Software	2.6%
Other	47.3%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$984.80	$980.70	$981.40	$985.00	$986.30	$986.30
Expenses Paid During Period	$6.45	$10.12	$10.12	$6.45	$5.22	$4.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.30	$1,014.58	$1,014.58	$1,018.30	$1,019.54	$1,020.03
Expenses Paid During Period	$6.56	$10.29	$10.29	$6.56	$5.31	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	25

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Kris Marca, CFA, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned -0.65%, underperforming the Russell 1000 Value Index (the “benchmark index”), which returned 4.13%.

Market Environment

The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell 1000 Growth Index notably outperformed value as measured by the Russell 1000 Value Index by over 640 basis points.

During the latter half of 2014, the stock market rebounded sharply after falling over 7% during a stretch of apprehensiveness in early October which included a global Ebola outbreak. The second half of 2014 resulted in the third consecutive double-digit calendar year gain in the market since 2012. The sustained accommodative environment facilitated more shareholder friendly activities by S&P 500 companies, which in aggregate paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In March 2015, the US Dollar Index, which quantifies the value of the US dollar against a basket of major currencies, extended to heights not seen in more than a decade as developed markets currencies continued to depreciate in the face of European and Japanese QE programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Federal Reserve (the “Fed”) confirmed in June that “conditions for a rate hike have not yet been achieved,” leaving the timing of the Fed’s first rate hike uncertain. Markets were monitoring an increasingly politicized dialogue regarding the Greek debt crisis.

Divergent market performance over the period was tied, in part, to volatility in oil prices. The Organization of the Petroleum Exporting Countries (“OPEC”) decided to maintain current production levels in the face of global oversupply and weakening crude prices. After falling 46% in 2014, crude oil climbed 12% year-to-date through June to end the quarter at $59.47/barrel West Texas Intermediate (WTI).

Portfolio Review

The Fund’s relative underperformance against the benchmark index was due to negative stock selection, and to a lesser extent sector allocation, during the trailing 12-month period.

In terms of stock selection, the Fund’s holdings in the industrials, utilities and information technology sectors were the largest contributors to performance during the reporting period. This was more than offset by the Fund’s holdings in the health care, consumer discretionary and energy sectors.

From a sector allocation perspective, an underweight to utilities–the second worse performing sector after energy–contributed to performance. An overweight to the health care sector also contributed to relative returns. An overweight to the energy sector and underweight to the consumer staples sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the telecommunications, energy and information technology sectors, whereas the largest relative underweights were in the consumer staples, industrials and financials sectors.

26	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	–0.65%	14.87%	6.29%	8.06%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	–6.12%	13.58%	5.69%	7.66%
AllianzGI NFJ Dividend Value Fund Class B	–1.40%	14.01%	5.74%	7.69%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	–6.27%	13.77%	5.74%	7.69%
AllianzGI NFJ Dividend Value Fund Class C	–1.38%	14.00%	5.50%	7.25%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	–2.35%	14.00%	5.50%	7.25%
AllianzGI NFJ Dividend Value Fund Class D	–0.64%	14.87%	6.29%	8.06%
AllianzGI NFJ Dividend Value Fund Class R	–0.89%	14.57%	6.03%	7.79%
AllianzGI NFJ Dividend Value Fund Class P	–0.38%	15.16%	6.58%	8.40%
AllianzGI NFJ Dividend Value Fund Institutional Class	–0.29%	15.27%	6.68%	8.50%
AllianzGI NFJ Dividend Value Fund Administrative Class	–0.55%	14.99%	6.42%	8.23%
AllianzGI NFJ Dividend Value Fund Class R6	–0.22%	15.32%	6.73%	8.56%
Russell 1000 Value Index	4.13%	16.50%	7.05%	6.61%
Lipper Equity Income Funds Average	1.74%	14.28%	7.08%	6.18%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares, 0.95% for Administrative Class shares and 0.65% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015)

Oil, Gas & Consumable Fuels	14.6%
Banks	14.5%
Insurance	10.2%
Pharmaceuticals	8.0%
Diversified Telecommunication Services	6.2%
Automobiles	4.2%
Software	3.8%
IT Services	3.5%
Other	33.9%
Cash & Equivalents — Net	1.1%

Annual Report	| June 30, 2015	27

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$984.40	$980.60	$980.20	$984.50	$983.20	$985.70	$986.20	$985.00	$986.60
Expenses Paid During Period	$5.17	$8.84	$8.84	$5.17	$6.39	$3.94	$3.45	$4.68	$3.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,019.59	$1,015.87	$1,015.87	$1,019.59	$1,018.35	$1,020.83	$1,021.32	$1,020.08	$1,021.57
Expenses Paid During Period	$5.26	$9.00	$9.00	$5.26	$6.51	$4.01	$3.51	$4.76	$3.26

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.80% for Class P, 0.70% for Institutional Class 0.95% for Administrative Class and 0.65% for Class R6), multiplied by the average account value over the period, multiplied by 181/365.

28	June 30, 2015 |	Annual Report

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Annual Report	| June 30, 2015	29

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned -8.30%, underperforming the MSCI All Country World ex-US Index (the “benchmark index”), which returned -5.26%.

Market Environment

Over the trailing 12-month period, international equities delivered negative total returns with developed equities, as measured by the MSCI EAFE Net Index, down 4.22% and emerging markets, as measured by the MSCI Emerging Markets Index, down 5.12%. Markets continued to favor the growth investing style, as the MSCI ACWI ex-US Value Net Index returned -8.44% for the one year period, while the MSCI ACWI ex-US Growth Net Index declined 2.06%. By country, China, Hong Kong and Japan posted some of the strongest results, up 25%, 10% and 9%, respectively. China’s central bank made several accommodative moves over the trailing one year period; the most recent included cutting the main lending rate by 25 basis points to a record low 4.85% and reducing reserve requirements for select banks. Japan released a first quarter 2015 GDP growth rate of 2.4% annualized, and the Nikkei reached a 15-year high during the second quarter of 2015. Greece was the poorest-performing country, returning -57.57%. The markets processed an increasingly politicized dialogue regarding the Greek debt crisis. At the close of the reporting period, the crisis deteriorated further as Greece defaulted on its €1.55 billion ($1.73 billion) June 30th International Monetary Fund (“IMF”) payment and became ineligible for Emergency Liquidity Assistance (“ELA”) for the first time in over five years. There were concerns for a potential exit from the euro zone and the spread of financial contagion resulted in risk-off trading as investors abandoned equities for the relative safe haven of US and German bonds in the last trading days of June. The S&P Goldman Sachs Commodity Index, a barometer for global commodity markets, plummeted 33.08% during the reporting period, despite a rebound in the second quarter of 2015. The price of Brent crude (the most common reference price for global oil trading) dropped precipitously in the fourth quarter of 2014, and over the reporting period declined 43.41% to end the month of June at $63.59/barrel.

Benchmark index returns by sector over the period exhibited a high degree of dispersion with 35% separating the returns of the best and worst performing sectors. Divergent market performance over the period was tied, in part, to a sizeable drop in oil prices. The weakest sector, energy, fell 29% while the strongest sector, health care, appreciated almost 6% during the reporting period. Six of ten Global Industry Classification Standard (“GICS”) economic sectors dipped to a loss over the trailing 12-month period, with the energy, materials and utilities sectors returning the worst performance. By contrast, the health care, information technology and consumer discretionary sectors posted the strongest results.

Portfolio Review

The Fund’s relative underperformance against the benchmark index was largely due to negative sector allocation, though stock selection was also a detractor over the reporting period. Country allocation was positive.

In terms of stock selection, the Fund’s holdings in the financials, consumer discretionary and materials sectors were the largest contributors to performance. This was offset by the Fund’s holdings in the consumer staples, utilities and information technology sectors, which failed to keep pace with benchmark index shares.

From a sector allocation perspective, an overweight in energy was the primary detractor to relative results, though an underweight in the health care sector also dampened relative returns. Overweight positions in the consumer discretionary and utilities sectors contributed to the Fund’s performance.

By country, overweights in China and Israel as well as an underweight in South Korea aided relative results. Conversely, an underweight in Japan and overweight in Norway detracted from performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy, financials and materials sectors, whereas the largest relative underweights were in the consumer staples, health care and industrials sectors.

30	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	–8.30%	7.08%	6.61%	11.54%
AllianzGI NFJ International Value Fund Class A (adjusted)	–13.35%	5.88%	6.01%	11.04%
AllianzGI NFJ International Value Fund Class C	–8.99%	6.28%	5.81%	10.72%
AllianzGI NFJ International Value Fund Class C (adjusted)	9.88%	6.28%	5.81%	10.72%
AllianzGI NFJ International Value Fund Class D	–8.28%	7.09%	6.62%	11.55%
AllianzGI NFJ International Value Fund Class R	–8.52%	6.83%	6.37%	11.29%
AllianzGI NFJ International Value Fund Class P	–8.04%	7.37%	6.91%	11.85%
AllianzGI NFJ International Value Fund Institutional Class	–7.98%	7.46%	7.01%	11.95%
AllianzGI NFJ International Value Fund Administrative Class	–8.18%	7.22%	6.75%	11.68%
AllianzGI NFJ International Value Fund Class R6	–7.94%	7.51%	7.06%	12.01%
MSCI All Country World ex-US Index	–5.26%	7.76%	5.54%	9.34%
Lipper International Large-Cap Core Funds Average	–5.67%	8.51%	4.20%	8.15%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.29% for Class D shares, 1.54% for Class R shares, 1.04% for Class P shares, 0.94% for Institutional Class shares, 1.19% for Administrative Class shares, and 0.89% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares, 1.17% for Administrative Class shares and 0.87% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2015)

United Kingdom	16.5%
Japan	11.5%
Canada	7.0%
China	6.5%
France	6.3%
Israel	4.1%
Singapore	4.0%
Sweden	3.9%
Other	39.2%
Cash & Equivalents — Net	1.0%

Annual Report	| June 30, 2015	31

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,022.70	$1,018.50	$1,022.70	$1,021.50	$1,024.00	$1,024.50	$1,023.30	$1,024.90
Expenses Paid During Period	$6.37	$10.11	$6.37	$7.62	$5.12	$4.62	$5.87	$4.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.50	$1,014.78	$1,018.50	$1,017.26	$1,019.74	$1,020.23	$1,018.99	$1,020.48
Expenses Paid During Period	$6.36	$10.09	$6.36	$7.60	$5.11	$4.61	$5.86	$4.36

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.27% for Class D, 1.52% for Class R, 1.02% for Class P, 0.92% for Institutional Class , 1.17% for Administrative Class and 0.87% for Class R6), multiplied by the average account value over the period,multiplied by 181/365.

32	June 30, 2015 |	Annual Report

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Annual Report	| June 30, 2015	33

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Kris Marca, CFA, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 3.06%, underperforming the Russell Top 200 Value Index (the “benchmark index”), which returned 4.33%.

Market Environment

The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell 1000 Growth Index, notably outperformed value as measured by the Russell 1000 Value Index by over 640 basis points.

During the latter half of 2014, the stock market rebounded sharply after falling over 7% during a stretch of apprehensiveness in early October which included a global Ebola outbreak. The second half of 2014 resulted in the third consecutive double-digit calendar year gain in the market since 2012. The sustained accommodative environment facilitated more shareholder friendly activities by S&P 500 companies, which in aggregate paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In March 2015, the US Dollar Index, which quantifies the value of the US dollar against a basket of major currencies, extended to heights not seen in more than a decade as developed markets currencies continued to depreciate in the face of European and Japanese QE programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Federal Reserve (the “Fed”) confirmed in June that “conditions for a rate hike have not yet been achieved,” leaving the timing of the Fed’s first rate hike uncertain. Markets also were monitoring an increasingly politicized dialogue regarding the Greek debt crisis.

Divergent market performance over the period was tied, in part, to volatility in oil prices. The Organization of the Petroleum Exporting Countries (“OPEC”) decided to maintain current production levels in the face of global oversupply and weakening crude prices. After falling 46% in 2014, crude oil climbed 12% year-to-date through June to end the quarter at $59.47/barrel West Texas Intermediate (WTI).

Portfolio Review

The Fund’s relative underperformance against the benchmark index was due to negative sector allocation and to a lesser extent stock selection during the trailing 12-month period.

In terms of stock selection, the Fund’s holdings in the industrials, consumer staples and health care sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the energy, consumer discretionary and information technology sectors.

From a sector allocation perspective, an underweight to energy—the worst performing sector—contributed to results. An overweight position in the information technology sector contributed to the Fund’s relative returns. An overweight to the materials sector and an underweight in the health care sector detracted from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology and materials sectors, whereas the largest relative underweights were in the consumer staples and health care sectors.

34	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	3.06%	15.27%	5.59%	7.34%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	–2.61%	13.97%	5.00%	6.94%
AllianzGI NFJ Large-Cap Value Fund Class B	2.30%	14.41%	4.96%	6.92%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	–2.70%	14.17%	4.96%	6.92%
AllianzGI NFJ Large-Cap Value Fund Class C	2.28%	14.41%	4.81%	6.54%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	1.28%	14.41%	4.81%	6.54%
AllianzGI NFJ Large-Cap Value Fund Class D	3.05%	15.26%	5.58%	7.33%
AllianzGI NFJ Large-Cap Value Fund Class R	2.80%	14.97%	5.33%	7.11%
AllianzGI NFJ Large-Cap Value Fund Class P	3.30%	15.55%	5.89%	7.68%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	3.44%	15.68%	5.99%	7.78%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	3.20%	15.39%	5.71%	7.51%
Russell Top 200 Value Index	4.33%	15.93%	6.29%	4.96%
Lipper Large-Cap Value Funds Average	4.07%	15.16%	6.37%	6.38%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015)

Banks	13.3%
Oil, Gas & Consumable Fuels	12.3%
Pharmaceuticals	8.6%
Insurance	7.2%
Consumer Finance	4.8%
Capital Markets	4.2%
Diversified Telecommunication Services	3.8%
Aerospace & Defense	3.2%
Other	41.2%
Cash & Equivalents — Net	1.4%

Annual Report	| June 30, 2015	35

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$993.50	$989.80	$989.80	$993.50	$992.30	$994.40	$995.10	$994.00
Expenses Paid During Period	$5.49	$9.18	$9.18	$5.49	$6.72	$4.25	$3.76	$4.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class B, 1.86 % for Class C, 1.11% for Class D, 1.36 % for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

36	June 30, 2015 |	Annual Report

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Annual Report	| June 30, 2015	37

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Kris Marca, CFA, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 2.66%, underperforming the Russell Midcap Value Index (the “benchmark index”), which returned 3.67%.

Market Environment

The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell Midcap Growth Index notably outperformed value as measured by the Russell Midcap Value Index by over 570 basis points.

During the latter half of 2014, the stock market rebounded sharply after falling over 7% during a stretch of apprehensiveness in early October which included a global Ebola outbreak. The second half of 2014 resulted in the third consecutive double-digit calendar year gain in the market since 2012. The sustained accommodative environment facilitated more shareholder friendly activities by S&P 500 companies, which in aggregate paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In March 2015, the US Dollar Index, which quantifies the value of the US dollar against a basket of major currencies, extended to heights not seen in more than a decade as developed markets currencies continued to depreciate in the face of European and Japanese QE programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Federal Reserve (the “Fed”) confirmed in June that “conditions for a rate hike have not yet been achieved,” leaving the timing of the Fed’s first rate hike uncertain. Markets were also monitoring an increasingly politicized dialogue regarding the Greek debt crisis.

Divergent market performance over the period was tied, in part, to volatility in oil prices. The Organization of the Petroleum Exporting Countries (“OPEC”) decided to maintain current production levels in the face of global oversupply and weakening crude prices. After falling 46% in 2014, crude oil climbed 12% year-to-date through June to end the quarter at $59.47/barrel West Texas Intermediate (WTI).

Portfolio Review

The Fund’s relative underperformance against the benchmark index was largely due to sector allocation during the trailing 12-month period.

In terms of stock selection, the Fund’s holdings in the energy, information technology and financials sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the health care and consumer discretionary sectors.

From a sector allocation perspective, an underweight position in utilities and an overweight to consumer staples contributed to the Fund’s relative returns. An overweight to the energy sector and an underweight to the health care sector detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer staples, materials and energy sectors, whereas the largest relative underweights were in the utilities, financials and health care sectors.

38	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	2.66%	15.40%	7.15%	11.38%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	–2.99%	14.10%	6.54%	11.15%
AllianzGI NFJ Mid-Cap Value Fund Class B	1.90%	14.53%	6.58%	11.17%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	–3.10%	14.29%	6.58%	11.17%
AllianzGI NFJ Mid-Cap Value Fund Class C	1.88%	14.53%	6.34%	10.55%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	0.88%	14.53%	6.34%	10.55%
AllianzGI NFJ Mid-Cap Value Fund Class D	2.66%	15.39%	7.14%	11.39%
AllianzGI NFJ Mid-Cap Value Fund Class R	2.43%	15.10%	6.88%	11.03%
AllianzGI NFJ Mid-Cap Value Fund Class P	2.93%	15.69%	7.44%	11.68%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	3.01%	15.80%	7.55%	11.79%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	2.77%	15.51%	7.27%	11.53%
Russell Midcap Value Index	3.67%	17.73%	8.89%	12.19%
Lipper Multi-Cap Core Funds Average	2.43%	15.20%	6.57%	8.17%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.10% for Class P shares, 1.00% for Institutional Class shares and 1.25% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2015)

Insurance	10.0%
Banks	8.3%
Chemicals	8.3%
Real Estate Investment Trust	5.2%
Food Products	5.0%
Oil, Gas & Consumable Fuels	5.0%
Capital Markets	4.2%
Electric Utilities	3.9%
Other	45.7%
Cash & Equivalents — Net	4.4%

Annual Report	| June 30, 2015	39

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,016.10	$1,012.30	$1,012.10	$1,015.90	$1,014.80	$1,017.30	$1,017.90	$1,016.90
Expenses Paid During Period	$6.30	$10.03	$10.03	$6.30	$7.54	$5.05	$4.55	$5.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.55	$1,014.83	$1,014.83	$1,018.55	$1,017.31	$1,019.79	$1,020.28	$1,019.04
Expenses Paid During Period	$6.31	$10.04	$10.04	$6.31	$7.55	$5.06	$4.56	$5.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

40	June 30, 2015 |	Annual Report

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Annual Report	| June 30, 2015	41

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Kris Marca, CFA, Product Specialist Associate.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned -3.77%, underperforming the Russell 2000 Value Index (the “benchmark index”), which returned 0.78%.

Market Environment

The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings, and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell 2000 Growth Index notably outperformed value as measured by the Russell 2000 Value Index by over 1150 basis points.

During the latter half of 2014, the stock market rebounded sharply after falling over 7% during a stretch of apprehensiveness in early October which included a global Ebola outbreak. The second half of 2014 resulted in the third consecutive double-digit calendar year gain in the market since 2012. The sustained accommodative environment facilitated more shareholder friendly activities by S&P 500 companies, which in aggregate paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In March 2015, the US Dollar Index, which quantifies the value of the US dollar against a basket of major currencies, extended to heights not seen in more than a decade as developed markets currencies continued to depreciate in the face of European and Japanese QE programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Federal Reserve (the “Fed”) confirmed in June that “conditions for a rate hike have not yet been achieved,” leaving the timing of the Fed’s first rate hike uncertain. Markets were also monitoring an increasingly politicized dialogue regarding the Greek debt crisis.

Divergent market performance over the period was tied, in part, to volatility in oil prices. The Organization of the Petroleum Exporting Countries (“OPEC”) decided to maintain current production levels in the face of global oversupply and weakening crude prices. After falling 46% in 2014, crude oil climbed 12% year-to-date through June to end the quarter at $59.47/barrel West Texas Intermediate (WTI).

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was due to negative sector allocation which overwhelmed the Fund’s strong positive stock selection.

In terms of stock selection, the Fund’s holdings in the energy, information technology and materials sectors were the largest contributors to performance during the reporting period. This was marginally offset by the Fund’s holdings in the industrials, consumer discretionary and consumer staples sectors.

From a sector allocation perspective, an underweight in the utilities sector and an overweight in the consumer staples sector contributed to the Fund’s relative returns. Conversely, an overweight in the energy and materials sectors dampened relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials, industrials and energy sectors, whereas the largest relative underweights were in the financials, utilities and information technology sectors.

42	June 30, 2015 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	–3.77%	13.29%	8.60%	11.73%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	–9.06%	12.02%	7.99%	11.46%
AllianzGI NFJ Small-Cap Value Fund Class B	–4.54%	12.44%	8.03%	11.48%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	–8.17%	12.19%	8.03%	11.48%
AllianzGI NFJ Small-Cap Value Fund Class C	–4.52%	12.45%	7.79%	10.90%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	–5.24%	12.45%	7.79%	10.90%
AllianzGI NFJ Small-Cap Value Fund Class D	–3.79%	13.29%	8.60%	11.73%
AllianzGI NFJ Small-Cap Value Fund Class R	–4.06%	13.01%	8.33%	11.40%
AllianzGI NFJ Small-Cap Value Fund Class P	–3.58%	13.57%	8.89%	12.05%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	–3.40%	13.75%	9.04%	12.18%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	–3.62%	13.46%	8.77%	11.85%
AllianzGI NFJ Small-Cap Value Fund Class R6	–3.37%	13.80%	9.09%	12.24%
Russell 2000 Value Index	0.78%	14.81%	6.87%	11.44%
Lipper Small-Cap Value Funds Average	0.72%	14.96%	7.66%	10.20%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 1.11% for Administrative Class shares and 0.81% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2015. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.78% for Institutional Class shares, 1.03% for Administrative Class shares and 0.73% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

Cumulative Returns Through June 30, 2015

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015 )

Banks	12.0%
Oil, Gas & Consumable Fuels	8.1%
Insurance	7.2%
Metals & Mining	6.1%
Real Estate Investment Trust	5.6%
Chemicals	4.6%
Specialty Retail	4.0%
Electrical Equipment	3.8%
Other	44.3%
Cash & Equivalents — Net	4.3%

Annual Report	| June 30, 2015	43

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,006.60	$1,002.80	$1,002.90	$1,006.70	$1,005.20	$1,007.60	$1,008.60	$1,007.40	$1,009.00
Expenses Paid During Period	$5.87	$9.58	$9.58	$5.87	$7.11	$4.63	$3.88	$5.13	$3.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.94	$1,015.22	$1,015.22	$1,018.94	$1,017.70	$1,020.18	$1,020.93	$1,019.69	$1,021.17
Expenses Paid During Period	$5.91	$9.64	$9.64	$5.91	$7.15	$4.66	$3.91	$5.16	$3.66

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.18% for Class D, 1.43% for Class R, 0.93% for Class P, 0.78% for Institutional Class , 1.03% for Administrative Class and 0.73% for Class R6), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2015	45

Unaudited

AllianzGI Small-Cap Blend Fund

For the period from July 1, 2014 through June 30, 2015, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 6.01%, underperforming the Russell 2000 Index (the “benchmark index”), which returned 6.49%.

Market Environment

Overall, US stocks closed higher during the reporting period despite episodes of equity market volatility.

During the third-quarter of 2014 selling pressure was more concentrated in smaller companies as speculation around Federal Reserve (the “Fed”) commentary and geopolitical concerns prompted investors to reduce exposure to risk assets. Equities found support in August and rallied into mid-September. Healthy second-quarter earnings, elevated mergers and acquisitions (“M&A”) activity and a robust initial public offering (“IPO”) market were sources of strength.

The stock market corrected in October, but the S&P 500 Index rebounded to a fresh all-time high in November. Slowing global economic momentum and benign inflation readings led to further accommodation by the Bank of Japan (“BoJ”), hints of aggressive action by the President of the European Central Bank (“ECB”), Mario Draghi, and a surprise rate cut by the Peoples Bank of China (“PBoC”). These policies bolstered US equities as well as Treasuries and the US dollar. A robust final third-quarter GDP report was met with more moderate economic data and corporate profits were generally better than expected. Lastly, the price of crude oil tumbled on fears supply would continue to outstrip demand with the Organization of the Petroleum Exporting Countries (“OPEC”) deciding against production cuts.

Volatility in the energy and currency markets had an impact on day-to-day stock prices in the beginning months of 2015; however, Fed commentary and monetary policy uncertainty arguably had a greater influence on investor sentiment. Small-cap stocks closed higher in the first quarter of the year.

As the end of the reporting period neared, investors could point to a number of catalysts as cause for an equity market pullback, including higher 10-year Treasury bond yields, repetitive global macro-related headlines and indecision around the timing of the first rate hike and the path of US monetary policy; yet, the market continued to trade near all-time highs as the fundamental backdrop for stocks remained positive. First-quarter profit growth was meager, but impressive nonetheless given Wall Street estimates heading into April. Elevated share buyback activity was also supportive of higher prices, while a flood of M&A announcements helped lift investor sentiment.

Against this backdrop, the benchmark index returned 6.49% and underperformed the Russell 1000 Index, which returned 7.37%. Within the small-cap universe, growth-oriented stocks outperformed value-oriented stocks. Specific to the Russell 2000 Index, sector performance was mixed. Health care, information technology, and consumer discretionary sectors were the strongest-performing sectors, followed by financials and consumer staples. By contrast, the energy, materials, industrials and utilities sectors underperformed.

Portfolio Review

The Fund combines four separately managed, unique small-cap strategies in one investment. The Fund’s performance relative to the benchmark index was helped by positive stock picking, whereas asset allocation effects detracted from overall performance. Security selection in the energy, financials and materials sectors contributed positively to results, while security selection in the consumer discretionary, information technology and health care sectors contributed negatively to results. Separately, an overweight in the health care sector and an underweight in the industrials sector helped relative performance, but was offset by an overweight in the energy sector.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	6.01%	14.28%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	0.18%	11.09%
AllianzGI Small-Cap Blend Fund Class C	5.27%	13.47%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	4.27%	13.47%
AllianzGI Small-Cap Blend Fund Class D	6.01%	14.29%
AllianzGI Small-Cap Blend Fund Class P	6.30%	14.57%
AllianzGI Small-Cap Blend Fund Institutional Class	6.41%	14.68%
Russell 2000 Index	6.49%	14.05%
Lipper Small-Cap Growth Funds Average	10.10%	16.02%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.07% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

46	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2015 )

Health Care Providers & Services	6.9%
Health Care Equipment & Supplies	6.5%
Hotels, Restaurant & Leisure	6.2%
Software	6.2%
Thrifts & Mortgage Finance	5.9%
Specialty Retail	5.8%
Banks	4.7%
Pharmaceuticals	4.7%
Other	51.0%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,062.30	$1,058.70	$1,062.40	$1,063.90	$1,064.50
Expenses Paid During Period	$6.34	$10.16	$6.34	$5.07	$4.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,018.65	$1,014.93	$1,018.65	$1,019.89	$1,020.33
Expenses Paid During Period	$6.21	$9.94	$6.21	$4.96	$4.51

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Class A, 1.99% for Class C, 1.24% for Class D, 0.99% for Class P, and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	47

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Huachen Chen, CFA and Walter Price, CFA, Portfolio Managers.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 10.35%, outperforming the the S&P North American Technology Sector Index (the “benchmark Index”), which returned 10.21%.

Security stocks in general performed well during the 12-month period and were a major source of the Fund’s positive absolute and relative performance. After companies have historically underinvested in security, increasingly sophisticated security breaches continue to compromise sensitive data, proving the traditional firewall is no protection for these new threats. As a result, we are seeing a new wave of investment in security, which we believe will likely be an ongoing required investment for companies. Security providers that create more sophisticated solutions and adapt these solutions as threats evolve should be the largest long-term beneficiaries in the security industry.

Similarly, cloud computing stocks positively contributed to performance during the period, as we saw a greater number of large companies migrate to the cloud. The value proposition is very compelling to larger companies because cloud services can help companies increase productivity and implement improvements faster, which enables innovation to come sooner. In addition to these benefits, the cloud offers sizeable cost savings of roughly 50%.

Conversely, PC and hardware companies have struggled during the period and detracted from performance. Going into 2015, we expected the momentum from 2014 to carry over to this year, but this has yet to be seen. PC demand has been weighed down by weak international markets and currency headwinds, as well as slower corporate PC demand. Many companies that supply components for PC’s have reduced estimates for 2015, resulting in a sharp selloff in shares of this group. We expect lackluster growth in this space to continue as the rise in cloud computing appears to be reducing demand for hardware purchases. As a result, we reduced our exposure to PC and hardware companies, as well as semiconductor companies that supply PC and hardware components.

As a group, the performance of semiconductors has been mixed during the period. While PC and hardware suppliers have struggled, semiconductor companies within Apple’s food chain and companies that supply components for new technologies in mobile phones (transition to 3G/4G networks) have performed well.

Looking forward, we continue to believe that the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. Presently, we are seeing a wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions. We also see a number of companies whose present valuations, in our view, do not fully reflect positive company- and/or industry-specific tailwinds. We will continue to carefully balance the risks and rewards of these opportunities within the portfolio, leveraging our industry expertise, and emphasizing individual stock selection.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	10.35%	18.01%	10.80%	13.24%
AllianzGI Technology Fund Class A (adjusted)	4.27%	16.68%	10.17%	12.91%
AllianzGI Technology Fund Class B	9.52%	17.12%	10.13%	12.89%
AllianzGI Technology Fund Class B (adjusted)	5.09%	16.91%	10.13%	12.89%
AllianzGI Technology Fund Class C	9.53%	17.13%	9.97%	12.39%
AllianzGI Technology Fund Class C (adjusted)	8.65%	17.13%	9.97%	12.39%
AllianzGI Technology Fund Class D	10.35%	18.01%	10.80%	13.35%
AllianzGI Technology Fund Class P	10.62%	18.29%	11.10%	13.62%
AllianzGI Technology Fund Institutional Class	10.73%	18.42%	11.21%	13.74%
AllianzGI Technology Fund Administrative Class	10.46%	18.12%	10.93%	13.46%
NASDAQ Composite Index	13.13%	18.78%	9.26%	8.31%
S&P North American Technology Sector Index	10.21%	17.91%	10.23%	9.21%
Lipper Global Science/Technology Funds Average	9.16%	15.78%	10.77%	11.39%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 1.58% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares, 1.58% for Class D shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

48	June 30, 2015 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2015)

Software	25.3%
Internet Software & Services	13.9%
Semiconductors & Semiconductor Equipment	12.9%
IT Services	9.4%
Internet & Catalog Retail	8.6%
Technology Hardware, Storage & Peripherals	7.1%
Communications Equipment	6.7%
Other	11.6%
Securities Sold Short*	–0.8%
Cash & Equivalents — Net (including Options Purchased & Options Written )	5.3%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Semiconductors & Semiconductor Equipment	–0.7%
Software	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,049.30	$1,045.40	$1,045.40	$1,049.30	$1,050.40	$1,051.00	$1,049.70
Expenses Paid During Period	$8.23	$12.02	$12.02	$8.23	$6.96	$6.46	$7.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,016.76	$1,013.04	$1,013.04	$1,016.76	$1,018.00	$1,018.50	$1,017.26
Expenses Paid During Period	$8.10	$11.83	$11.83	$8.10	$6.85	$6.36	$7.60

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class B, 2.37% for Class C, 1.62% for Class D, 1.37% for Class P, 1.27% for Institutional Class and 1.52% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2015	49

Unaudited

AllianzGI U.S. Managed Volatility Fund

For the period of July 1, 2014 through June 30, 2015, as provided by Mark Roemer, Portfolio Manager.

Fund Insights

For the reporting period ended June 30, 2015, Class A shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned 2.06%, underperforming the Russell 1000 Index (the “benchmark index”), which returned 7.37%.

Market Environment

During the reporting period, US equities were the beneficiaries of improving investor sentiment. Better than expected domestic economic growth and strong corporate profits drove US equity prices higher. The positive outlook for US equities is reflected in the appreciation of the US dollar against the euro and Japanese yen.

The Federal Reserve’s (the “Fed”) measured approach in signaling its intent to raise short-term interest rates provided support to the US stock market, adding to the view of a strengthening US economy. Monetary stimulus from other nations’ central banks provided similar support for broader equity markets. A strengthening US economy offset concerns about the impact of a stronger dollar on the profits of US multinational companies, the ongoing Greek debt crisis and the volatility originating in China’s stock market.

Sector performance of the benchmark index was largely positive during the reporting period. The health care and consumer discretionary sectors contributed positively to benchmark index performance while the utilities and energy sectors contributed negatively to benchmark index performance.

Portfolio Review

During the reporting period, the Fund achieved its goal of delivering lower volatility compared to the benchmark index, with annualized daily volatility of about 9%, compared with about 12% for the benchmark index. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower volatility than that shown in the benchmark index. The Fund’s lower volatility focus resulted in underperformance relative to the benchmark index as riskier sectors were among the best performing stocks in the benchmark index.

Consistent with its stated objectives, the Fund was overweight less volatile stocks relative to the benchmark index. The Fund’s overweight position in the traditionally conservative utilities and telecommunications sectors, along with real estate investment trusts (“REITs”), contributed to the Fund’s underperformance during the period as higher yielding stocks underperformed on the prospect of rising interest rates. In contrast the Fund’s underweight position in the energy sector and overweight in the consumer staples sectors contributed positively to Fund performance during the period.

Average Annual Total Return for the period ended June 30, 2015

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	2.06%	12.70%	6.02%	6.86%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	–3.55%	11.43%	5.43%	6.40%
AllianzGI U.S. Managed Volatility Fund Class B	1.35%	11.86%	5.38%	6.36%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	–3.32%	11.60%	5.38%	6.36%
AllianzGI U.S. Managed Volatility Fund Class C	1.30%	11.84%	5.23%	6.06%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	0.37%	11.84%	5.23%	6.06%
AllianzGI U.S. Managed Volatility Fund Class D	2.11%	12.69%	6.01%	6.85%
AllianzGI U.S. Managed Volatility Fund Class P	2.34%	12.98%	6.31%	7.17%
AllianzGI U.S. Managed Volatility Fund Institutional Class	2.45%	13.10%	6.41%	7.27%
Russell 1000 Index	7.37%	17.58%	8.13%	9.67%
MSCI USA Minimum Volatility Index	9.85%	16.13%	7.36%	8.79%
Lipper Large-Cap Core Funds Average	2.43%	15.20%	6.57%	8.31%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 52-54 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.72% for Class B shares, 1.72% for Class C shares, 0.97% for Class D shares, 0.72% for Class P shares and 0.62% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2014, as supplemented to date.

50	June 30, 2015 |	Annual Report

Unaudited

AllianzGI U.S. Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2015

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2015)

Real Estate Investment Trust	12.1%
Insurance	5.6%
Beverages	5.5%
Diversified Telecommunication Services	5.5%
IT Services	5.4%
Electric Utilities	5.4%
Health Care Providers & Services	5.4%
Household Products	4.9%
Other	49.6%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$983.90	$980.50	$980.20	$984.00	$985.10	$985.20
Expenses Paid During Period	$4.72	$8.40	$8.40	$4.72	$3.49	$3.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/15)	$1,020.03	$1,016.31	$1,016.31	$1,020.03	$1,021.27	$1,021.77
Expenses Paid During Period	$4.81	$8.55	$8.55	$4.81	$3.56	$3.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class B, 1.71% for Class C, 0.96% for Class D, 0.71% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95) and AllianzGI Focused Growth (A in 10/90, B in 5/95). The oldest share class for AllianzGI Health Sciences is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Mid-Cap (12/00), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99). The oldest share class for AllianzGI Focused Growth is the C shares, and the D shares were first offered in (1/00). For AllianzGI Small-Cap Blend, Class D shares were first offered in 7/13.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and

Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares were first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth. The oldest share class for the AllianzGI Health Sciences Fund is the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02). For AllianzGI Small-Cap Blend, Institutional Class shares were first offered in 7/13.

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13).

Returns measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and

52	June 30, 2015 |	Annual Report

operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees;

distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2015 through June 30, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other

Annual Report	| June 30, 2015	53

Unaudited

Important Information (cont’d)

reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. Bonds not rated by Moody’s, or bonds that do not have a rating available from Moody’s, or bonds that had a rating withdrawn by Moody’s are designated as “NR”, “NA” and “WR”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Fund, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

54	June 30, 2015 |	Annual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Bond Index	The Barclays US Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is composed of securities from the US Government/Credit Index. It includes publicly issues US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having BBB3 or higher debt ratings with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not default.

Chicago Board Options Exchange Volatility Index (VIX)	The Chicago Board Options Exchange Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI ACWI ex US Growth Net Index	The MSCI ACWI ex US Growth Net Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex US Value Net Index	The MSCI ex US Value Net Index captures large and mid-cap securities exhibiting overall value style characteristics across developed and emerging markets, excluding the United States.

MSCI All Country World ex-US Index	The MSCI All Country World ex-US Index (MSCI ACWI ex-US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries, excluding the U.S.

Annual Report	| June 30, 2015	55

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI EAFE Net Index	The MSCI EAFE Net Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

MSCI EAFE Minimum Volatility Index

The MSCI EAFE Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across 22 Developed Markets countries (excluding the US and Canada). The index is calculated by optimizing the MSCI EAFE Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI EAFE Index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI USA Minimum Volatility Index

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Healthcare Index	The MSCI World Health Care Index is designed to capture the large and mid-cap segments across developed markets.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000 Index. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

56	June 30, 2015 |	Annual Report

Index	Description
Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the US stock market.

S&P Goldman Sachs Commodity Index	The S&P Goldman Sachs Commodity Index is a commodity index of commodity sector returns which represents a broadly, diversified, unleveraged, long-only position in commodity futures.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

US Dollar Index	The US Dollar Index is a measure of the value of the US dollar relative to majority of its most significant trading partners.

World Energy and Materials Composite	The World Energy and Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represents the performance of a hypothetical index developed by the Adviser.

Annual Report	| June 30, 2015	57

Schedule of Investments

June 30, 2015

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—91.9%
Australia—0.7%
Ramsay Health Care Ltd.	20,795	$985,015

Brazil—9.8%
Banco Bradesco S.A. ADR	181,700	1,664,372
BB Seguridade Participacoes S.A.	117,300	1,286,523
Cia Energetica de Minas Gerais ADR	120,452	458,922
Cielo S.A.	82,105	1,157,197
Itau Unibanco Holding S.A. ADR	283,727	3,106,811
JBS S.A.	843,491	4,438,427
Porto Seguro S.A.	85,676	1,140,840
Qualicorp S.A.	175,300	1,111,307

		14,364,399

China—18.7%
Agricultural Bank of China Ltd., Class H	2,277,000	1,229,103
Air China Ltd., Class H	816,000	922,159
Bank of China Ltd., Class H	3,606,000	2,344,869
China Citic Bank Corp., Ltd., Class H (c)	1,614,000	1,285,070
China Communications Construction Co., Ltd., Class H	668,000	993,996
China Everbright Bank Co., Ltd., Class H	2,565,000	1,529,701
China Railway Construction Corp., Ltd., Class H	206,500	317,216
China Railway Group Ltd., Class H	835,000	904,491
CNOOC Ltd.	845,000	1,200,792
Great Wall Motor Co., Ltd., Class H (b)	215,500	1,056,434
Haitong Securities Co., Ltd., Class H	1,222,400	3,231,976
Hengan International Group Co., Ltd.	131,000	1,554,137
Huaneng Power International, Inc., Class H	3,300,000	4,584,278
Industrial & Commercial Bank of China Ltd., Class H	2,248,300	1,781,188
NetEase, Inc. ADR	9,600	1,390,704
Sihuan Pharmaceutical Holdings Group Ltd. (b)	5,190,000	2,209,494
Sinopec Shanghai Petrochemical Co., Ltd., Class H (c)	1,306,000	706,324

		27,241,932

France—2.7%
Sanofi	39,510	3,908,718

Hong Kong—6.2%
AIA Group Ltd.	641,200	4,176,065
Bank of East Asia Ltd.	321,600	1,405,004
Link REIT	222,000	1,300,560
Skyworth Digital Holdings Ltd.	1,438,000	1,280,181
Yue Yuen Industrial Holdings Ltd.	255,500	851,330

		9,013,140

India—8.7%
Apollo Tyres Ltd.	503,225	1,341,678
Aurobindo Pharma Ltd.	25,862	591,844
HCL Technologies Ltd.	176,841	2,555,141
Indiabulls Housing Finance Ltd.	52,226	509,278

	Shares	Value
Infosys Ltd.	174,337	$2,717,890
LIC Housing Finance Ltd.	263,335	1,862,910
Lupin Ltd.	26,675	786,441
Sintex Industries Ltd.	387,386	607,067
Tata Motors Ltd.	142,351	963,551
Wockhardt Ltd.	30,670	681,754

		12,617,554

Indonesia—0.9%
Bank Negara Indonesia Persero Tbk PT	1,966,200	779,524
Indofood Sukses Makmur Tbk PT	1,204,900	592,901

		1,372,425

Korea (Republic of)—18.2%
Amorepacific Corp.	10,598	3,963,238
Daesang Corp.	21,380	680,496
Hyosung Corp.	13,677	1,761,153
Kia Motors Corp.	24,697	1,001,956
Korea Electric Power Corp.	31,107	1,271,502
KT&G Corp.	13,240	1,126,430
LG Chem Ltd.	4,387	1,094,057
LG Display Co., Ltd.	96,674	2,232,069
LG Uplus Corp.	231,952	2,049,050
Samsung Electronics Co., Ltd.	6,132	6,957,276
SK Hynix, Inc.	116,744	4,424,774

		26,562,001

Malaysia—0.3%
AirAsia Bhd.	1,208,300	493,184

Mexico—1.9%
Gruma S.A.B. de C.V., Class B	220,073	2,838,861

Philippines—0.3%
Universal Robina Corp.	90,630	389,692

Poland—1.6%
Orange Polska S.A.	242,826	525,912
PGE Polska Grupa Energetyczna S.A.	362,913	1,779,749

		2,305,661

Russian Federation—1.0%
Lukoil OAO ADR	7,707	346,121
Severstal PAO GDR	109,594	1,159,505

		1,505,626

South Africa—3.6%
AVI Ltd.	96,106	643,652
FirstRand Ltd.	238,574	1,045,243
Life Healthcare Group Holdings Ltd.	138,649	427,333
Netcare Ltd.	230,377	724,801
Vodacom Group Ltd.	206,146	2,350,884

		5,191,913

Taiwan—10.0%
Asustek Computer, Inc.	248,000	2,415,264
AU Optronics Corp.	1,894,000	840,322
Cathay Financial Holding Co., Ltd.	1,290,000	2,252,275
Gigabyte Technology Co., Ltd.	235,000	238,295
Hon Hai Precision Industry Co., Ltd.	557,280	1,751,187
Pegatron Corp.	741,000	2,168,124
Powertech Technology, Inc.	380,000	822,257
Siliconware Precision Industries Co., Ltd.	1,053,000	1,606,658
SinoPac Financial Holdings Co., Ltd.	708,753	313,487

	Shares	Value
Taiwan Semi conductor Manu facturing Co., Ltd.	472,000	$2,146,947

		14,554,816

Thailand—0.8%
Thai Union Frozen Products PCL NVDR	1,792,900	1,155,342

United Kingdom—3.1%
British American Tobacco PLC	5,653	305,059
Mondi PLC	193,223	4,159,947

		4,465,006

United States—3.4%
Lear Corp.	43,864	4,924,172

Total Common Stock (cost—$124,260,517)		133,889,457

Preferred Stock—3.5%
Brazil—1.3%
Cia Energetica de Sao Paulo, Class B	54,900	346,270
Suzano Papel e Celulose S.A., Class A	298,800	1,589,577

		1,935,847

Russian Federation—2.2%
Surgutneftegas OAO (b)	4,059,370	3,125,715

Total Preferred Stock (cost—$4,786,662)		5,061,562

Rights—0.0%
Korea (Republic of)—0.0%
Com2uSCorp, expires 7/31/15 (b)(c) (cost—$0)	611	6,135

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $5,366,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $5,475,688 including accrued interest
(cost—$5,366,000)	$5,366	5,366,000

Total Investments (cost—$134,413,179) (a)—99.1%		144,323,154

Other assets less liabilities—0.9%		1,303,697

Net Assets—100.0%		$145,626,851

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $100,502,853, representing 69.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

58	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

(b) Fair-Valued—Securities with an aggregate value of $6,397,778, representing 4.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	10.4%
Technology Hardware, Storage & Peripherals	8.1%
Food Products	7.5%
Semiconductors & Semiconductor Equipment	6.2%
Insurance	6.1%
Pharmaceuticals	5.6%
IT Services	4.4%
Auto Components	4.3%
Paper & Forest Products	4.0%
Personal Products	3.8%
Independent Power and Renewable Electricity Producers	3.4%
Electronic Equipment, Instruments & Components	3.3%
Oil, Gas & Consumable Fuels	3.2%
Chemicals	2.4%
Electric Utilities	2.4%
Health Care Providers & Services	2.3%
Capital Markets	2.2%
Automobiles	2.1%
Diversified Telecommunication Services	1.8%
Thrifts & Mortgage Finance	1.6%
Wireless Telecommunication Services	1.6%
Construction & Engineering	1.5%
Tobacco	1.0%
Internet Software & Services	1.0%
Airlines	0.9%
Real Estate Investment Trust	0.9%
Household Durables	0.9%
Metals & Mining	0.8%
Diversified Financial Services	0.7%
Textiles, Apparel & Luxury Goods	0.6%
Building Products	0.4%
Repurchase Agreements	3.7%
Other assets less liabilities	0.9%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—4.3%
BE Aerospace, Inc.	194,245	$10,664,050
United Technologies Corp.	174,660	19,375,034

		30,039,084

Auto Components—1.8%
Delphi Automotive PLC	151,035	12,851,568

Banks—4.5%
Wells Fargo & Co.	564,665	31,756,760

Beverages—2.1%
Monster Beverage Corp. (a)	107,725	14,437,304

Biotechnology—9.8%
Alexion Pharmaceuticals, Inc. (a)	127,520	23,051,790
Biogen, Inc. (a)	77,985	31,501,261
Celgene Corp. (a)	124,620	14,422,896

		68,975,947

Chemicals—1.9%
PPG Industries, Inc.	113,270	12,994,334

Communications Equipment—2.8%
Palo Alto Networks, Inc. (a)	113,520	19,831,944

Diversified Financial Services—3.5%
CME Group, Inc.	265,745	24,730,230

Food & Staples Retailing—5.7%
Costco Wholesale Corp.	107,840	14,564,870
CVS Health Corp.	238,430	25,006,539

		39,571,409

Health Care Providers & Services—3.6%
UnitedHealth Group, Inc.	206,880	25,239,360

Internet & Catalog Retail—6.2%
Amazon.com, Inc. (a)	70,355	30,540,402
Priceline Group, Inc. (a)	11,320	13,033,508

		43,573,910

Internet Software & Services—8.6%
Facebook, Inc., Class A (a)	461,945	39,618,713
Google, Inc., Class A (a)	37,515	20,259,601

		59,878,314

IT Services—4.1%
Visa, Inc., Class A	430,080	28,879,872

Media—4.4%
Comcast Corp., Class A	157,680	9,482,875
Time Warner, Inc.	246,835	21,575,848

		31,058,723

Oil, Gas & Consumable Fuels—1.1%
Pioneer Natural Resources Co.	55,990	7,765,253
Range Resources Corp.	4,030	199,001

		7,964,254

Pharmaceuticals—9.2%
AbbVie, Inc.	313,725	21,079,183
Allergan PLC (a)	77,310	23,460,492
Bristol-Myers Squibb Co.	296,005	19,696,173

		64,235,848

Road & Rail—3.1%
Union Pacific Corp.	225,850	21,539,314

Semiconductors & Semiconductor Equipment—2.7%
NXP Semiconductors NV (a)	195,335	19,181,897

	Shares	Value
Software—6.0%
Microsoft Corp.	282,850	$12,487,827
Salesforce.com, Inc. (a)	428,085	29,807,559

		42,295,386

Specialty Retail—6.0%
TJX Cos., Inc.	354,335	23,446,347
Tractor Supply Co.	209,590	18,850,525

		42,296,872

Technology Hardware, Storage & Peripherals—6.9%
Apple, Inc.	382,995	48,037,148

Total Common Stock (cost-$491,586,428)		689,369,478

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $12,419,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $12,672,344 including accrued interest
(cost—$12,419,000)	$12,419	12,419,000

Total Investments (cost-$504,005,428)—100.1%		701,788,478

Liabilities in excess of other assets—(0.1)%		(513,656)

Net Assets—100.0%		$701,274,822

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	59

Schedule of Investments

June 30, 2015

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—99.5%
Australia—1.0%
BHP Billiton Ltd.	14,743	$300,740
Rio Tinto Ltd.	7,437	307,644

		608,384

Canada—10.4%
Agrium, Inc.	8,200	869,042
Canadian National Railway Co.	14,700	848,104
Canadian Solar, Inc. (c)	25,900	740,740
Enbridge, Inc.	12,150	568,200
Encana Corp.	48,365	533,215
Goldcorp, Inc.	41,200	668,634
Potash Corp. of Saskatchewan, Inc.	26,500	820,673
Suncor Energy, Inc.	34,997	963,889

		6,012,497

China—1.0%
Trina Solar Ltd. ADR (c)	52,175	607,317

Denmark—1.3%
Vestas Wind Systems A/S	14,700	732,699

France—3.1%
Arkema S.A.	10,545	762,272
Total S.A.	20,900	1,025,165

		1,787,437

Germany—1.7%
BASF SE	11,290	993,440

Japan—5.0%
FANUC Corp.	4,000	818,462
Mitsui & Co., Ltd.	51,600	701,044
Shin-Etsu Chemical Co., Ltd.	4,600	285,250
SMC Corp.	2,600	782,390
Teijin Ltd.	76,000	294,915

		2,882,061

Norway—1.0%
Yara International ASA	11,700	609,665

South Africa—1.3%
AngloGold Ashanti Ltd. (c)	83,055	743,493

Spain—1.7%
Gamesa Corp. Tecnologica S.A. (c)	63,600	1,004,734

Switzerland—2.6%
Syngenta AG	995	405,982
Weatherford International PLC (b)(c)	89,275	1,095,404

		1,501,386

United Kingdom—5.6%
BG Group PLC	25,875	430,943
BHP Billiton PLC	16,065	315,865
BP PLC	148,461	985,287
Rio Tinto PLC	7,933	326,308
Royal Dutch Shell PLC, Class A	40,958	1,158,052

		3,216,455

United States—63.8%
Anadarko Petroleum Corp. (b)	14,300	1,116,258
Archer-Daniels-Midland Co.	18,170	876,158
Ashland, Inc.	6,760	824,044
Axiall Corp.	9,385	338,329
Baker Hughes, Inc.	13,800	851,460
Berry Plastics Group, Inc. (b)(c)	26,335	853,254
Bonanza Creek Energy, Inc. (c)	70,900	1,293,925
Cabot Oil & Gas Corp.	17,300	545,642
CF Industries Holdings, Inc.	8,915	573,056
Concho Resources, Inc. (c)	9,800	1,115,828

	Shares	Value
Dow Chemical Co.	11,095	$567,731
Ecolab, Inc. (b)	8,745	988,797
EOG Resources, Inc.	17,800	1,558,390
Exxon Mobil Corp. (b)	15,400	1,281,280
Freeport-McMoRan, Inc.	29,300	545,566
Halliburton Co.	14,020	603,841
Huntsman Corp.	40,185	886,883
Kinder Morgan, Inc.	15,000	575,850
Kirby Corp. (c)	5,600	429,296
Laredo Petroleum, Inc. (c)	63,000	792,540
Marathon Petroleum Corp.	16,200	847,422
Monsanto Co. (b)	5,500	586,245
Newmont Mining Corp. (b)	30,000	700,800
Occidental Petroleum Corp.	7,500	583,275
Patterson-UTI Energy, Inc. (b)	67,000	1,260,605
PDC Energy, Inc. (c)	25,720	1,379,621
Phillips 66	10,200	821,712
Pioneer Natural Resources Co.	8,500	1,178,865
PPG Industries, Inc.	6,400	734,208
Range Resources Corp.	29,815	1,472,265
Schlumberger Ltd.	12,770	1,100,646
Sherwin-Williams Co.	2,800	770,056
SM Energy Co.	25,400	1,171,448
Southwestern Energy Co. (b)(c)	37,200	845,556
SunEdison, Inc. (c)	13,200	394,812
SunPower Corp. (b)(c)	19,000	539,790
U.S. Silica Holdings, Inc. (b)	43,200	1,268,352
U.S. Steel Corp.	33,600	692,832
Union Pacific Corp.	9,250	882,173
Univar, Inc. (c)	22,400	583,072
Valero Energy Corp.	13,500	845,100
Vulcan Materials Co.	9,985	838,041
Whiting Petroleum Corp. (c)	23,500	789,600

		36,904,624

Total Common Stock (cost-$58,248,209)		57,604,192

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $1,310,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $1,338,063 including accrued interest
(cost—$1,310,000)	$1,310	1,310,000

Total Investments, before options written (cost—$59,558,209)—101.8%		58,914,192

	Contracts	Value
Options Written (c)(d)—(0.5)%
Call Options—(0.5)%
Baker Hughes, Inc., strike price $62.50, expires 7/17/15	138	$(19,320)
Canadian Solar, Inc., strike price $30.00, expires 8/21/15	259	(45,973)
Freeport-McMoRan, Inc., strike price $20.00, expires 7/17/15	293	(6,006)
Laredo Petroleum, Inc., strike price $14.00, expires 8/21/15	630	(26,775)
Newmont Mining Corp., strike price $25.00, expires 8/21/15	300	(14,700)
Patterson-UTI Energy, Inc., strike price $20.00, expires 7/17/15	372	(8,370)
SM Energy Co., strike price $45.00, expires 7/17/15	127	(30,163)
Southwestern Energy Co., strike price $24.00, expires 8/21/15	372	(29,388)
SunEdison, Inc., strike price $30.00, expires 7/24/15	132	(16,962)
U.S. Steel Corp., strike price $21.50, expires 7/24/15	336	(20,832)
Weatherford International PLC, strike price $14.00, expires 8/21/15	430	(8,385)
Whiting Petroleum Corp., strike price $34.00, expires 7/24/15	235	(29,962)

Total Options Written (premiums received—$436,665)		(256,836)

Total Investments, net of options written (cost—$59,121,544) (a)—101.3%		58,657,356

Other liabilities in excess of other assets—(1.3)%		(780,800)

Net Assets—100.0%		$57,876,556

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $12,984,350, representing 22.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(c) Non-income producing.

(d) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

60	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	41.3%
Chemicals	19.4%
Energy Equipment & Services	10.8%
Metals & Mining	7.9%
Semiconductors & Semiconductor Equipment	3.9%
Electrical Equipment	3.0%
Road & Rail	3.0%
Machinery	2.8%
Trading Companies & Distributors	2.2%
Food Products	1.5%
Containers & Packaging	1.5%
Construction Materials	1.5%
Marine	0.7%
Repurchase Agreements	2.3%
Options Written	(0.5)%
Other liabilities in excess of other assets	(1.3)%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—94.9%
Australia—0.9%
Challenger Ltd.	149,500	$774,947
Dick Smith Holdings Ltd.	343,659	550,668
Spotless Group Holdings Ltd.	466,447	750,842

		2,076,457

Austria—1.2%
AMS AG	41,373	1,809,476
Schoeller-Bleckmann Oilfield Equipment AG (d)	12,176	738,522

		2,547,998

Belgium—0.6%
Ontex Group NV (d)	41,344	1,241,030

Canada—0.7%
Gildan Activewear, Inc.	47,942	1,593,592

China—0.8%
China Everbright International Ltd.	534,000	961,897
Sunny Optical Technology Group Co., Ltd.	344,000	747,898

		1,709,795

Denmark—0.8%
SimCorp A/S (d)	45,295	1,803,840

Finland—1.0%
Amer Sports Oyj	49,062	1,307,489
Huhtamaki Oyj	30,116	930,724

		2,238,213

France—2.6%
GameLoft SE (d)(e)	145,560	622,359
Korian-Medica	40,124	1,333,468
Sartorius Stedim Biotech	9,201	2,538,276
Virbac S.A.	5,937	1,270,821

		5,764,924

Germany—1.5%
Aareal Bank AG (d)	40,445	1,590,255
Bechtle AG (d)	16,278	1,233,173
Bertrandt AG	3,573	468,864

		3,292,292

Hong Kong—1.0%
Ju Teng International Holdings Ltd. (d)	980,000	474,099
Nexteer Automotive Group Ltd.	884,000	919,334
Techtronic Industries Co., Ltd.	119,000	390,617
Xinyi Glass Holdings Ltd.	978,000	524,280

		2,308,330

Ireland—1.8%
Glanbia PLC	55,922	1,104,747
ICON PLC (e)	17,980	1,210,054
Kingspan Group PLC (d)	65,559	1,583,027

		3,897,828

Israel—0.5%
Mellanox Technologies Ltd. (e)	23,611	1,147,258

Italy—1.9%
Banca Popolare di Milano Scarl	1,863,000	1,964,773
De’ Longhi (d)	45,102	1,034,081
Yoox SpA (e)	39,479	1,277,595

		4,276,449

	Shares	Value
Japan—11.2%
ABC-Mart, Inc.	22,000	$1,346,453
Aica Kogyo Co., Ltd.	48,300	1,121,954
Aozora Bank Ltd.	356,000	1,343,193
Asics Corp.	20,500	529,580
Bandai Namco Holdings, Inc.	63,100	1,219,379
Calbee, Inc.	22,200	935,242
Coca-Cola East Japan Co., Ltd.	31,400	580,613
Daicel Corp.	100,100	1,284,502
Daiho Corp.	206,000	1,016,052
Disco Corp.	14,700	1,215,231
Don Quijote Holdings Co., Ltd.	25,400	1,080,743
Fukushima Industries Corp.	45,000	824,029
Hoshizaki Electric Co., Ltd.	24,800	1,458,722
Kusuri No Aoki Co., Ltd.	41,600	1,841,315
Lion Corp.	102,000	817,407
Maeda Road Construction Co., Ltd.	42,000	772,776
Obayashi Corp.	249,000	1,815,744
Sanwa Holdings Corp.	90,000	757,136
Seiko Holdings Corp.	178,000	900,098
Suruga Bank Ltd.	47,100	1,008,935
Teijin Ltd.	428,000	1,660,836
Tokyo Tatemono Co., Ltd.	23,500	326,172
Yamaha Motor Co., Ltd.	38,400	839,027

		24,695,139

New Zealand—0.1%
Metlifecare Ltd.	64,179	202,239

Norway—0.5%
Opera Software ASA (d)	79,513	684,530
ProSafe SE	94,933	328,908

		1,013,438

Philippines—0.3%
Cosco Capital, Inc.	4,023,400	695,587

Spain—1.6%
Bolsas y Mercados Espanoles SHMSF S.A.	32,935	1,334,922
Gamesa Corp. Tecnologica S.A. (e)	140,679	2,222,405

		3,557,327

Sweden—2.4%
Betsson AB (e)	125,523	1,812,324
JM AB	28,226	769,290
NetEnt AB (d)(e)	39,661	1,539,267
Nibe Industrier AB, Class B	39,337	1,067,368

		5,188,249

Switzerland—1.4%
Burckhardt Compression Holding AG (d)	1,996	756,094
Georg Fischer AG	1,921	1,320,611
Interroll Holding AG (d)	1,761	1,120,696

		3,197,401

Taiwan—0.9%
Chipbond Technology Corp.	268,000	578,452
Hermes Microvision, Inc.	6,000	389,623
Primax Electronics Ltd. (d)	406,000	513,945
Sinbon Electronics Co., Ltd.	282,000	525,302

		2,007,322

Thailand—0.2%
AP Thailand PCL (c)	2,384,800	507,498

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	61

Schedule of Investments

June 30, 2015

	Shares	Value
United Kingdom—5.0%
Auto Trader Group PLC (a)(e)	288,360	$1,387,579
DS Smith PLC	103,210	625,884
Elementis PLC	261,215	1,051,774
Intermediate Capital Group PLC	147,448	1,273,764
Pets at Home Group PLC	310,448	1,457,033
Restaurant Group PLC	166,395	1,819,712
Rotork PLC (d)	335,140	1,225,129
Senior PLC (d)	117,838	531,036
Spirax-Sarco Engineering PLC (d)	32,059	1,709,877

		11,081,788

United States—56.0%
Acadia Healthcare Co., Inc. (e)	33,753	2,643,873
Acuity Brands, Inc.	8,895	1,600,922
Air Lease Corp.	38,591	1,308,235
Aircastle Ltd.	90,290	2,046,874
AMAG Pharmaceuticals, Inc. (e)	21,346	1,474,155
American Eagle Outfitters, Inc.	56,940	980,507
Amsurg Corp. (e)	20,144	1,409,073
Arthur J Gallagher & Co.	34,690	1,640,837
Bank of the Ozarks, Inc.	58,419	2,672,669
Belden, Inc.	13,527	1,098,798
Berry Plastics Group, Inc. (e)	31,216	1,011,398
Brookdale Senior Living, Inc. (e)	53,304	1,849,649
Brown & Brown, Inc.	44,326	1,456,552
Burlington Stores, Inc. (e)	21,348	1,093,018
Cadence Design Systems, Inc. (e)	87,656	1,723,317
CANCOM SE (d)	28,163	1,013,659
Carlisle Cos., Inc.	14,246	1,426,310
Carrizo Oil & Gas, Inc. (e)	20,657	1,017,151
Cathay General Bancorp	61,043	1,980,845
Centene Corp. (e)	26,979	2,169,112
Cepheid (e)	19,643	1,201,169
Chatham Lodging Trust REIT	67,943	1,798,451
Cheesecake Factory, Inc.	28,367	1,546,994
Cooper Cos., Inc.	8,603	1,531,076
Core-Mark Holding Co., Inc.	25,568	1,514,904
Cypress Semiconductor Corp.	81,828	962,297
Depomed, Inc. (e)	37,235	799,063
Diamond Resorts International, Inc. (e)	69,221	2,183,923
Eagle Bancorp, Inc. (e)	23,645	1,039,434
Echo Global Logistics, Inc. (e)	36,246	1,183,794
Electronics for Imaging, Inc. (e)	24,794	1,078,787
Endurance International Group Holdings, Inc. (e)	46,309	956,744
ExamWorks Group, Inc. (e)	45,783	1,790,115
Extra Space Storage, Inc. REIT	22,298	1,454,276
FelCor Lodging Trust, Inc. REIT	98,816	976,302
Globus Medical, Inc., Class A (e)	69,961	1,795,899
Guidewire Software, Inc. (e)	22,424	1,186,902
Hanesbrands, Inc.	58,019	1,933,193
Hanover Insurance Group, Inc.	23,070	1,707,872
HD Supply Holdings, Inc. (e)	42,292	1,487,833
HFF, Inc., Class A	30,342	1,266,172
Infoblox, Inc. (e)	36,388	953,729
Inogen, Inc. (e)	28,801	1,284,525
Jarden Corp. (e)	36,363	1,881,785
Kaiser Aluminum Corp.	15,932	1,323,631
Kennedy-Wilson Holdings, Inc.	59,440	1,461,630
La Quinta Holdings, Inc. (e)	62,271	1,422,892
LDR Holding Corp. (e)	38,623	1,670,445
Lear Corp.	15,513	1,741,489

	Shares	Value
Ligand Pharmaceuticals, Inc., Class B (e)	11,789	$1,189,510
Macquarie Infrastructure Corp.	28,386	2,345,535
Marriott Vacations Worldwide Corp.	29,458	2,702,772
Matador Resources Co. (e)	35,214	880,350
MAXIMUS, Inc.	25,167	1,654,227
MDC Partners, Inc., Class A	38,789	764,143
Melia Hotels International S.A.	114,256	1,508,159
Mentor Graphics Corp.	43,687	1,154,647
Middleby Corp. (e)	9,039	1,014,447
Motorcar Parts of America, Inc. (e)	24,482	736,663
Omnicell, Inc. (e)	35,464	1,337,347
PAREXEL International Corp. (e)	12,206	784,968
Phibro Animal Health Corp., Class A	36,704	1,429,254
PrivateBancorp, Inc.	55,729	2,219,129
PTC, Inc. (e)	28,508	1,169,398
Receptos, Inc. (e)	4,230	803,912
Rite Aid Corp. (e)	173,057	1,445,026
Ryder System, Inc.	20,595	1,799,385
Select Comfort Corp. (e)	34,033	1,023,372
Six Flags Entertainment Corp.	31,627	1,418,471
South State Corp.	28,123	2,137,067
Springleaf Holdings, Inc. (e)	29,999	1,377,254
Strategic Hotels & Resorts, Inc. REIT (e)	173,422	2,101,875
SunEdison, Inc. (e)	57,803	1,728,888
Synaptics, Inc. (e)	8,868	769,166
Synergy Resources Corp. (e)	60,421	690,612
Take-Two Interactive Software, Inc. (e)	51,778	1,427,519
Team Health Holdings, Inc. (e)	28,512	1,862,689
Texas Roadhouse, Inc.	33,194	1,242,451
Ultimate Software Group, Inc. (e)	7,824	1,285,796
United Natural Foods, Inc. (e)	10,121	644,505
VeriFone Systems, Inc. (e)	28,820	978,727
Verint Systems, Inc. (e)	29,831	1,812,084
Vonage Holdings Corp. (e)	228,902	1,123,909
Western Alliance Bancorp (e)	65,478	2,210,537
WEX, Inc. (e)	8,172	931,363
XPO Logistics, Inc. (e)	32,954	1,488,862

		123,946,299

Total Common Stock (cost—$168,653,306)		209,990,293

	Principal Amount (000s)	Value
Repurchase Agreements—4.5%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $9,927,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $10,126,813 including accrued interest
(cost—$9,927,000)	$9,927	$9,927,000

Total Investments (cost—$178,580,306) (b)—99.4%		219,917,293

Other assets less liabilities—0.6%		1,273,844

Net Assets—100.0%		$221,191,137

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $71,496,271, representing 32.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $507,498, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

62	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	7.6%
Hotels, Restaurants & Leisure	7.0%
Health Care Providers & Services	5.9%
Software	5.8%
Machinery	4.3%
Health Care Equipment & Supplies	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Real Estate Investment Trust	2.9%
IT Services	2.7%
Specialty Retail	2.4%
Textiles, Apparel & Luxury Goods	2.2%
Trading Companies & Distributors	2.2%
Insurance	2.2%
Biotechnology	2.1%
Food & Staples Retailing	2.1%
Internet Software & Services	2.0%
Building Products	2.0%
Chemicals	1.9%
Household Durables	1.8%
Auto Components	1.7%
Electrical Equipment	1.7%
Construction & Engineering	1.6%
Pharmaceuticals	1.6%
Electronic Equipment, Instruments & Components	1.3%
Air Freight & Logistics	1.2%
Oil, Gas & Consumable Fuels	1.2%
Containers & Packaging	1.2%
Capital Markets	1.2%
Leisure Products	1.2%
Transportation Infrastructure	1.1%
Real Estate Management & Development	1.0%
Multi-line Retail	1.0%
Diversified Financial Services	1.0%
Life Sciences Tools & Services	1.0%
Food Products	0.9%
Road & Rail	0.8%
Commercial Services & Supplies	0.7%
Technology Hardware, Storage & Peripherals	0.7%
Thrifts & Mortgage Finance	0.7%
Distributors	0.7%
Industrial Conglomerates	0.6%
Consumer Finance	0.6%
Health Care Technology	0.6%
Metals & Mining	0.6%
Internet & Catalog Retail	0.6%
Personal Products	0.6%
Energy Equipment & Services	0.6%
Diversified Telecommunication Services	0.5%
Automobiles	0.4%
Household Products	0.4%
Media	0.3%
Beverages	0.3%
Aerospace & Defense	0.2%
Professional Services	0.2%
Repurchase Agreements	4.5%
Other assets less liabilities	0.6%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—96.8%
Biotechnology—33.0%
Actelion Ltd. (d)	6,730	$985,618
Alexion Pharmaceuticals, Inc. (d)	40,775	7,370,897
Alkermes PLC (d)	33,570	2,159,894
Amgen, Inc.	20,245	3,108,012
Biogen, Inc. (d)	22,035	8,900,818
BioMarin Pharmaceutical, Inc. (d)	25,155	3,440,701
Bluebird Bio, Inc. (d)	3,400	572,458
Celgene Corp. (d)	64,995	7,522,196
Clovis Oncology, Inc. (d)	25,225	2,216,773
Dyax Corp. (d)	55,115	1,460,547
Eagle Pharmaceuticals, Inc. (d)	99,384	8,036,190
Gilead Sciences, Inc.	5,945	696,041
Heron Therapeutics, Inc. (d)	29,035	904,731
Incyte Corp. (d)	48,710	5,076,069
Intercept Pharmaceuticals, Inc. (d)	3,255	785,692
Karyopharm Therapeutics, Inc. (d)	11,182	304,262
Medivation, Inc. (d)	31,675	3,617,285
Neurocrine Biosciences, Inc. (d)	18,480	882,605
Ophthotech Corp. (d)	28,925	1,505,835
Regeneron Pharmaceuticals, Inc. (d)	13,400	6,835,742
Ultragenyx Pharmaceutical, Inc. (d)	8,000	819,120
Vertex Pharmaceuticals, Inc. (d)	54,274	6,701,754

		73,903,240

Food & Staples Retailing—1.7%
CVS Health Corp.	24,475	2,566,938
Walgreens Boots Alliance, Inc.	14,240	1,202,426

		3,769,364

Health Care Equipment & Supplies—11.4%
Abaxis, Inc.	24,233	1,247,515
ABIOMED, Inc. (d)	14,970	983,978
Boston Scientific Corp. (d)	287,065	5,081,050
DexCom, Inc. (d)	34,910	2,792,102
Edwards Lifesciences Corp. (d)	15,475	2,204,104
Inogen, Inc. (d)	24,715	1,102,289
Medtronic PLC	32,500	2,408,250
Smith & Nephew PLC ADR	94,145	3,196,223
St. Jude Medical, Inc.	21,645	1,581,600
Wright Medical Group, Inc. (d)	80,560	2,115,506
Zeltiq Aesthetics, Inc. (d)	25,930	764,157
Zimmer Biomet Holdings, Inc.	19,100	2,086,293

		25,563,067

Health Care Providers & Services—15.7%
Aetna, Inc.	13,570	1,729,632
Anthem, Inc.	12,945	2,124,792
Cardinal Health, Inc.	24,700	2,066,155
Cigna Corp.	32,615	5,283,630
Diplomat Pharmacy, Inc. (d)	56,905	2,546,499
Express Scripts Holding Co. (d)	12,550	1,116,197
Fresenius Medical Care AG & Co. KGaA	15,365	1,272,010
HCA Holdings, Inc. (d)	38,210	3,466,411
Humana, Inc.	8,175	1,563,714
Kindred Healthcare, Inc.	69,000	1,400,010
McKesson Corp.	12,145	2,730,318
PharMerica Corp. (d)	68,790	2,290,707
UnitedHealth Group, Inc.	63,190	7,709,180

		35,299,255

	Shares	Value
Health Care Technology—1.7%
Cerner Corp. (d)	55,515	$3,833,866

Life Sciences Tools & Services—1.8%
Charles River Laboratories International, Inc. (d)	12,820	901,759
Illumina, Inc. (d)	4,870	1,063,413
Quintiles Transnational Holdings, Inc. (d)	29,220	2,121,664

		4,086,836

Pharmaceuticals—31.5%
AbbVie, Inc.	124,865	8,389,679
Akorn, Inc. (d)	86,600	3,780,956
Allergan PLC (d)	32,470	9,853,346
Bristol-Myers Squibb Co.	83,075	5,527,811
Catalent, Inc. (d)	113,185	3,319,716
Eisai Co., Ltd.	24,800	1,662,706
Eli Lilly & Co.	52,865	4,413,699
Endo International PLC (d)	11,950	951,818
Intersect ENT, Inc. (d)	51,294	1,468,547
Johnson & Johnson (c)	55,695	5,428,035
Mallinckrodt PLC (d)	10,350	1,218,402
Medicines Co. (d)	38,815	1,110,497
Merck & Co., Inc.	72,860	4,147,920
Mylan NV (d)	11,605	787,515
Novartis AG ADR	18,375	1,806,998
Pfizer, Inc.	72,025	2,414,998
Relypsa, Inc. (d)	14,950	494,696
Roche Holding AG	8,645	2,423,984
Shire PLC	80,025	6,429,972
Shire PLC ADR	14,005	3,382,067
UCB S.A.	21,715	1,561,421

		70,574,783

Total Common Stock (cost—$171,077,934)		217,030,411

	Units
Warrants—0.1%
Pharmaceuticals—0.1%
Sunesis Pharmaceuticals, Inc., strike price $2.52, expires 10/6/15 (b)(d) (cost—$125,814)	180,767	135,955

	Principal Amount (000s)
Repurchase Agreements—3.7%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $8,326,000; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/21, valued at $8,492,750 including accrued interest
(cost—$8,326,000)	$8,326	8,326,000

Total Investments (cost—$179,529,748) (a)—100.6%		225,492,366

Liabilities in excess of other assets—(0.6)%		(1,261,159)

Net Assets—100.0%		$224,231,207

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	63

Schedule of Investments

June 30, 2015

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $14,335,711, representing 6.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $135,955, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written outstanding at June 30, 2015, however the Fund had securities segregated as collateral for any transactions in the future.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—32.9%
Aerospace & Defense—0.8%
Boeing Co.	163,200	$22,639,104

Auto Components—0.7%
Johnson Controls, Inc.	408,300	20,223,099

Automobiles—0.6%
Ford Motor Co.	1,199,700	18,007,497

Banks—0.7%
Wells Fargo & Co.	382,200	21,494,928

Beverages—1.1%
Coca-Cola Co.	412,300	16,174,529
PepsiCo, Inc.	193,600	18,070,624

		34,245,153

Biotechnology—2.2%
Amgen, Inc.	145,000	22,260,400
Biogen, Inc. (f)(g)	46,500	18,783,210
Gilead Sciences, Inc. (f)	211,900	24,809,252

		65,852,862

Chemicals—0.6%
Monsanto Co.	179,600	19,143,564

Communications Equipment—0.5%
QUALCOMM, Inc.	237,700	14,887,151

Construction & Engineering—0.4%
Fluor Corp.	209,800	11,121,498

Diversified Telecommunication Services—0.6%
Verizon Communications, Inc.	372,900	17,380,869

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp., Class A	340,800	19,756,176

Energy Equipment & Services—0.7%
Diamond Offshore Drilling, Inc.	43,300	1,117,573
National Oilwell Varco, Inc.	93,000	4,490,040
Schlumberger Ltd.	172,400	14,859,156

		20,466,769

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	151,100	20,407,566
Kroger Co.	268,800	19,490,688
Walgreens Boots Alliance, Inc. (f)	256,400	21,650,416

		61,548,670

Health Care Equipment & Supplies—1.0%
Baxter International, Inc.	247,200	17,286,696
Medtronic PLC	157,374	11,661,413

		28,948,109

Health Care Providers & Services—1.1%
McKesson Corp.	109,400	24,594,214
UnitedHealth Group, Inc. (f)	82,400	10,052,800

		34,647,014

Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp. (f)	126,400	12,016,848
MGM Resorts International (g)	230,251	4,202,081
Starbucks Corp. (f)	483,300	25,912,129

		42,131,058

Household Products—0.5%
Procter & Gamble Co.	191,500	14,982,960

Industrial Conglomerates—1.2%
3M Co.	112,700	17,389,610

	Shares	Value
General Electric Co.	747,300	$19,855,761

		37,245,371

Insurance—0.6%
Prudential Financial, Inc.	196,500	17,197,680

Internet & Catalog Retail—0.8%
Amazon.com, Inc. (f)(g)	59,100	25,654,719

Internet Software & Services—1.8%
Alibaba Group Holding Ltd. ADR (g)	98,500	8,103,595
Facebook, Inc., Class A (f)(g)	248,700	21,329,756
Google, Inc., Class A (f)(g)	29,100	15,715,164
Google, Inc., Class C (f)(g)	18,851	9,812,134

		54,960,649

IT Services—1.3%
International Business Machines Corp.	92,200	14,997,252
Visa, Inc., Class A	360,000	24,174,000

		39,171,252

Machinery—1.1%
AGCO Corp. (f)	208,700	11,849,986
Deere & Co. (f)	145,600	14,130,480
Joy Global, Inc.	187,200	6,776,640

		32,757,106

Media—1.6%
Comcast Corp., Class A (f)	382,500	23,003,550
Walt Disney Co. (f)	230,000	26,252,200

		49,255,750

Metals & Mining—0.1%
Freeport-McMoRan, Inc.	218,100	4,061,022

Multi-line Retail—0.7%
Target Corp.	274,700	22,423,761

Oil, Gas & Consumable Fuels—0.6%
Occidental Petroleum Corp.	94,700	7,364,819
Valero Energy Corp. (f)	191,100	11,962,860

		19,327,679

Pharmaceuticals—1.4%
AbbVie, Inc.	332,700	22,354,113
Bristol-Myers Squibb Co.	297,000	19,762,380

		42,116,493

Road & Rail—0.6%
Union Pacific Corp.	196,100	18,702,057

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	660,300	20,083,025
Texas Instruments, Inc.	409,000	21,067,590

		41,150,615

Software—1.6%
Microsoft Corp.	588,300	25,973,445
Oracle Corp. (f)	532,400	21,455,720

		47,429,165

Specialty Retail—0.8%
Home Depot, Inc.	210,800	23,426,204

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc. (f)	260,900	32,723,382
EMC Corp.	747,500	19,726,525

		52,449,907

Total Common Stock (cost—$1,090,225,425)		994,805,911

64	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
Corporate Bonds & Notes—31.4%
Advertising—0.1%
Affinion Group, Inc., 7.875%, 12/15/18	$3,820	$2,559,400

Aerospace & Defense—0.7%
KLX, Inc. (a)(b), 5.875%, 12/1/22	6,595	6,693,199
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	2,495	2,286,044
TransDigm, Inc.,
6.50%, 5/15/25 (a)(b)	5,020	4,988,625
7.50%, 7/15/21	7,626	8,236,080

		22,203,948

Apparel & Textiles—0.0%
Quiksilver, Inc., 10.00%, 8/1/20	1,000	380,000

Auto Components—0.6%
Accuride Corp., 9.50%, 8/1/18	3,915	4,012,875
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	6,565	6,926,075
Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,485	3,589,550
Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,845	5,083,616

		19,612,116

Auto Manufacturers—0.4%
FCA US LLC, 8.25%, 6/15/21	5,520	6,030,600
Navistar International Corp., 8.25%, 11/1/21	6,153	5,876,115

		11,906,715

Banks—0.1%
Citigroup, Inc. (e), 5.35%, 5/15/23	3,774	3,557,939

Building Materials—0.2%
Louisiana-Pacific Corp., 7.50%, 6/1/20	6,035	6,487,625

Chemicals—0.9%
A Schulman, Inc. (a)(b), 6.875%, 6/1/23	1,360	1,394,000
Chemours Co. (a)(b),
6.625%, 5/15/23	7,000	6,798,750
7.00%, 5/15/25	6,565	6,384,463
OMNOVA Solutions, Inc., 7.875%, 11/1/18	3,616	3,629,560
Platform Specialty Products Corp. (a)(b), 6.50%, 2/1/22	6,505	6,748,937
Univar, Inc. (a)(b)(c), 6.75%, 7/15/23	2,000	2,025,000

		26,980,710

Coal—0.2%
Arch Coal, Inc., 9.875%, 6/15/19	3,930	687,750
CONSOL Energy, Inc., 5.875%, 4/15/22	5,530	4,723,284

		5,411,034

Commercial Services—1.7%
Cardtronics, Inc. (a)(b), 5.125%, 8/1/22	2,065	2,028,863

	Principal Amount (000s)	Value
Cenveo Corp.,
6.00%, 8/1/19 (a)(b)	$1,095	$1,034,775
8.50%, 9/15/22 (a)(b)	1,520	1,276,800
11.50%, 5/15/17	4,205	4,304,869
ExamWorks Group, Inc., 5.625%, 4/15/23	4,865	5,010,950
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	6,895	6,162,406
9.75%, 8/1/18	4,190	4,383,787
Hertz Corp., 6.75%, 4/15/19	3,795	3,925,548
Monitronics International, Inc., 9.125%, 4/1/20	2,450	2,376,500
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,222,956
7.00%, 2/15/22	5,500	5,933,125
SFX Entertainment, Inc. (a)(b), 9.625%, 2/1/19	5,578	4,922,585
United Rentals North America, Inc.,
5.50%, 7/15/25	4,100	3,977,000
8.25%, 2/1/21	1,846	1,977,528

		50,537,692

Computers—0.1%
Unisys Corp., 6.25%, 8/15/17	3,615	3,836,419

Containers & Packaging—0.2%
Owens-Brockway Glass Container, Inc. (a)(b), 5.00%, 1/15/22	1,460	1,447,225
Reynolds Group Issuer, Inc., 9.875%, 8/15/19	3,585	3,770,972

		5,218,197

Distribution/Wholesale—0.6%
H&E Equipment Services, Inc., 7.00%, 9/1/22	6,015	6,233,044
HD Supply, Inc.,
7.50%, 7/15/20	2,465	2,619,062
11.00%, 4/15/20	5,380	6,014,302
Park-Ohio Industries, Inc., 8.125%, 4/1/21	3,795	4,041,675

		18,908,083

Diversified Financial Services—1.3%
Ally Financial, Inc., 8.00%, 3/15/20	2,995	3,534,100
Community Choice Financial, Inc., 10.75%, 5/1/19	6,035	3,115,569
Energizer SpinCo, Inc. (a)(b), 5.50%, 6/15/25	1,000	990,000
International Lease Finance Corp.,
8.25%, 12/15/20	3,805	4,527,950
8.75%, 3/15/17	4,035	4,424,821
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	5,111,381
9.625%, 5/1/19	4,260	4,542,225
Navient Corp., 8.45%, 6/15/18	3,920	4,366,096
Springleaf Finance Corp.,
6.90%, 12/15/17	3,530	3,750,625
8.25%, 10/1/23	4,360	4,937,700

		39,300,467

Electric Utilities—0.6%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,994,175
7.875%, 1/15/23 (a)(b)	874	948,290
NRG Energy, Inc., 6.25%, 5/1/24	6,523	6,506,693

	Principal Amount (000s)	Value
Talen Energy Supply LLC (a)(b), 6.50%, 6/1/25	$3,365	$3,369,206

		16,818,364

Electrical Equipment—0.2%
Anixter, Inc., 5.125%, 10/1/21	1,470	1,501,237
WireCo WorldGroup, Inc., 9.50%, 5/15/17	4,815	4,547,190

		6,048,427

Electronics—0.1%
Kemet Corp., 10.50%, 5/1/18	3,065	3,110,975

Engineering & Construction—0.5%
AECOM (a)(b), 5.875%, 10/15/24	11,270	11,453,138
Dycom Investments, Inc., 7.125%, 1/15/21	2,405	2,525,250

		13,978,388

Entertainment—0.6%
Cedar Fair L.P., 5.375%, 6/1/24	6,055	6,153,091
International Game Technology PLC (a)(b), 6.25%, 2/15/22	4,095	3,931,200
Scientific Games International, Inc., 10.00%, 12/1/22	10,000	9,681,250

		19,765,541

Food & Beverage—0.9%
Post Holdings, Inc., 7.375%, 2/15/22	8,900	9,089,125
SUPERVALU, Inc.,
6.75%, 6/1/21	7,400	7,511,000
8.00%, 5/1/16	2,375	2,488,881
U.S. Foods, Inc., 8.50%, 6/30/19	7,300	7,628,500

		26,717,506

Healthcare-Products—0.6%
Hologic, Inc. (a)(b)(c), 5.25%, 7/15/22	4,020	4,115,475
Kinetic Concepts, Inc., 10.50%, 11/1/18	7,450	7,971,649
Teleflex, Inc., 5.25%, 6/15/24	4,820	4,905,314

		16,992,438

Healthcare-Services—1.9%
Community Health Systems, Inc.,
6.875%, 2/1/22	2,500	2,646,875
7.125%, 7/15/20	4,970	5,278,140
8.00%, 11/15/19	5,730	6,052,312
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	7,060	6,954,100
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	4,370	4,413,700
HCA, Inc., 7.50%, 2/15/22	7,500	8,625,000
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,493	6,509,232
8.00%, 1/15/20 (a)(b)	2,890	3,099,525
8.75%, 1/15/23 (a)(b)	2,630	2,866,700
Select Medical Corp., 6.375%, 6/1/21	2,550	2,588,250
Tenet Healthcare Corp.,
5.00%, 3/1/19 (a)(b)	3,250	3,262,188
8.125%, 4/1/22	5,255	5,767,363

		58,063,385

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	65

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
Holding Companies-Diversified—0.2%
Horizon Pharma Financing, Inc. (a)(b), 6.625%, 5/1/23	$6,230	$6,502,563

Home Builders—1.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,739,750
9.125%, 5/15/19	2,475	2,589,469
Brookfield Residential Properties, Inc. (a)(b),
6.125%, 7/1/22	5,000	4,950,000
6.50%, 12/15/20	8,735	8,738,668
KB Home, 8.00%, 3/15/20	4,835	5,342,675
Standard Pacific Corp.,
5.875%, 11/15/24	2,295	2,375,325
8.375%, 5/15/18	4,650	5,324,250
William Lyon Homes, Inc., 8.50%, 11/15/20	785	851,725

		32,911,862

Household Products/Wares—0.1%
Spectrum Brands, Inc. (a)(b), 5.75%, 7/15/25	3,080	3,141,600

Insurance—0.1%
CNO Financial Group, Inc., 5.25%, 5/30/25	4,025	4,100,268

Internet—0.5%
Affinion Investments LLC, 13.50%, 8/15/18	3,876	1,724,597
j2 Global, Inc., 8.00%, 8/1/20	5,380	5,837,300
Mood Media Corp. (a)(b), 9.25%, 10/15/20	1,910	1,637,825
Netflix, Inc. (a)(b), 5.875%, 2/15/25	6,205	6,453,883

		15,653,605

Iron/Steel—0.4%
AK Steel Corp.,
7.625%, 5/15/20	1,220	1,021,750
8.375%, 4/1/22	1,405	1,159,125
8.75%, 12/1/18	1,315	1,388,969
ArcelorMittal, 10.60%, 6/1/19	5,385	6,468,731
Steel Dynamics, Inc., 5.50%, 10/1/24	1,270	1,273,175

		11,311,750

Leisure Time—0.3%
Jarden Corp., 7.50%, 5/1/17	3,190	3,485,075
NCL Corp. Ltd. (a)(b), 5.25%, 11/15/19	5,615	5,776,431

		9,261,506

Lodging—0.6%
MGM Resorts International,
6.625%, 12/15/21	8,690	9,124,500
7.50%, 6/1/16	1,830	1,912,350
Wynn Las Vegas LLC,
5.50%, 3/1/25 (a)(b)	3,230	3,092,725
7.75%, 8/15/20	3,550	3,731,937

		17,861,512

Machinery-Construction & Mining—0.2%
BlueLine Rental Finance Corp. (a)(b), 7.00%, 2/1/19	6,300	6,504,750

Machinery-Diversified—0.3%
Case New Holland Industrial, Inc., 7.875%, 12/1/17	1,750	1,925,000

	Principal Amount (000s)	Value
Zebra Technologies Corp. (a)(b), 7.25%, 10/15/22	$6,580	$7,139,300

		9,064,300

Media—2.6%
American Media, Inc., 11.50%, 12/15/17	4,700	4,846,875
Cablevision Systems Corp.,
8.00%, 4/15/20	2,250	2,446,875
8.625%, 9/15/17	4,020	4,432,050
CCO Holdings LLC, 5.75%, 1/15/24	6,915	6,984,150
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	6,610	6,907,450
DISH DBS Corp.,
5.875%, 7/15/22	4,400	4,323,000
6.75%, 6/1/21	6,000	6,270,000
Gray Television, Inc., 7.50%, 10/1/20	6,015	6,398,456
LIN Television Corp. (a)(b), 5.875%, 11/15/22	6,155	6,247,325
McClatchy Co., 9.00%, 12/15/22	7,035	6,727,219
McGraw-Hill Global Education Holdings LLC, 9.75%, 4/1/21	4,935	5,453,175
Mediacom Broadband LLC, 6.375%, 4/1/23	2,700	2,713,500
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	6,220	6,616,525
Postmedia Network, Inc., 12.50%, 7/15/18	2,980	3,054,500
Sinclair Television Group, Inc., 6.375%, 11/1/21	4,335	4,497,562

		77,918,662

Mining—0.3%
Alcoa, Inc., 5.90%, 2/1/27	2,310	2,454,375
HudBay Minerals, Inc., 9.50%, 10/1/20	3,385	3,605,025
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,595	2,140,875
12.50%, 5/1/19	437	406,410

		8,606,685

Miscellaneous Manufacturing—0.1%
Gates Global LLC (a)(b), 6.00%, 7/15/22	1,260	1,146,600
Trinseo Materials Operating SCA (a)(b), 6.75%, 5/1/22	2,465	2,520,463

		3,667,063

Oil, Gas & Consumable Fuels—2.9%
American Energy-Permian Basin LLC (a)(b), 7.375%, 11/1/21	5,000	3,421,900
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,870	1,570,800
8.625%, 10/15/20	5,475	4,845,375
Calumet Specialty Products Partners L.P., 6.50%, 4/15/21	9,925	9,825,750
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,735	1,748,013
Chesapeake Energy Corp., 6.625%, 8/15/20	6,055	5,933,900
Concho Resources, Inc., 7.00%, 1/15/21	3,170	3,332,463
CVR Refining LLC, 6.50%, 11/1/22	3,375	3,391,875

	Principal Amount (000s)	Value
Energy XXI Gulf Coast, Inc.,
6.875%, 3/15/24	$3,120	$1,029,600
9.25%, 12/15/17	5,110	2,721,075
EP Energy LLC, 9.375%, 5/1/20	5,685	6,118,481
Hercules Offshore, Inc. (a)(b),
6.75%, 4/1/22	4,295	1,513,988
8.75%, 7/15/21	6,590	2,306,500
Laredo Petroleum, Inc., 7.375%, 5/1/22	2,490	2,633,175
Linn Energy LLC, 6.50%, 9/15/21	2,940	2,205,000
Range Resources Corp. (a)(b), 4.875%, 5/15/25	6,750	6,582,262
Rice Energy, Inc., 6.25%, 5/1/22	5,045	5,032,387
Sanchez Energy Corp., 6.125%, 1/15/23	4,820	4,338,000
Sunoco L.P. (a)(b), 6.375%, 4/1/23	7,270	7,597,150
Ultra Petroleum Corp. (a)(b), 6.125%, 10/1/24	1,210	1,067,825
United Refining Co., 10.50%, 2/28/18	2,048	2,160,640
Vanguard Natural Resources LLC, 7.875%, 4/1/20	7,305	7,012,800

		86,388,959

Paper & Forest Products—0.1%
Mercer International, Inc., 7.75%, 12/1/22	4,140	4,471,200

Pharmaceuticals—0.8%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	4,015	3,974,850
7.00%, 12/15/20	4,000	4,215,000
Omnicare, Inc., 5.00%, 12/1/24	3,430	3,704,400
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	6,030	6,225,975
7.50%, 7/15/21	6,000	6,502,500

		24,622,725

Pipelines—0.5%
Energy Transfer Equity L.P., 5.875%, 1/15/24	5,259	5,479,878
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	5,268	5,274,585
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,843,962
6.25%, 10/15/22 (a)(b)	1,010	1,050,400

		14,648,825

Real Estate—0.2%
Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,458	5,444,355

Real Estate Investment Trust—0.4%
Equinix, Inc., 5.375%, 1/1/22	6,670	6,720,025
iStar Financial, Inc., 7.125%, 2/15/18	3,805	3,976,035

		10,696,060

Retail—1.3%
Caleres, Inc., 7.125%, 5/15/19	4,172	4,345,138
Conn’s, Inc., 7.25%, 7/15/22	7,620	7,505,700
Family Tree Escrow LLC (a)(b), 5.75%, 3/1/23	8,290	8,704,500

66	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
Neiman Marcus Group Ltd. LLC (a)(b), 8.00%, 10/15/21	$6,810	$7,218,600
Rite Aid Corp.,
8.00%, 8/15/20	4,500	4,702,500
9.25%, 3/15/20	3,000	3,258,750
Sonic Automotive, Inc., 7.00%, 7/15/22	3,340	3,632,250

		39,367,438

Semiconductors—1.0%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	2,515	2,294,938
7.00%, 7/1/24	2,000	1,700,000
7.50%, 8/15/22	1,670	1,482,125
Amkor Technology, Inc., 6.375%, 10/1/22	6,010	6,107,662
Freescale Semiconductor, Inc. (a)(b), 6.00%, 1/15/22	6,500	6,906,250
Micron Technology, Inc., 5.875%, 2/15/22	6,400	6,512,000
Sensata Technologies BV (a)(b), 5.625%, 11/1/24	5,020	5,189,425

		30,192,400

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. (a)(b), 5.00%, 12/15/21	5,135	5,244,119

Software—0.8%
Activision Blizzard, Inc. (a)(b), 6.125%, 9/15/23	3,770	4,052,750
First Data Corp.,
7.375%, 6/15/19 (a)(b)	500	521,000
10.625%, 6/15/21	3,250	3,607,500
12.625%, 1/15/21	2,585	2,992,137
MSCI, Inc. (a)(b), 5.25%, 11/15/24	6,620	6,719,300
Open Text Corp. (a)(b), 5.625%, 1/15/23	5,145	5,106,412
SS&C Tech Holdings, Inc. (b), 5.875%, 7/15/23	2,005	2,030,063

		25,029,162

Telecommunications—3.2%
CenturyLink, Inc., 6.75%, 12/1/23	2,000	2,013,750
Cincinnati Bell, Inc., 8.375%, 10/15/20	530	558,488
CommScope Technologies Finance LLC (a)(b), 6.00%, 6/15/25	6,140	6,132,325
Consolidated Communications, Inc.,
6.50%, 10/1/22 (a)(b)	7,200	6,975,000
10.875%, 6/1/20	4,105	4,705,356
EarthLink Holdings Corp.,
7.375%, 6/1/20	3,210	3,354,450
8.875%, 5/15/19	2,416	2,530,760
Hughes Satellite Systems Corp., 7.625%, 6/15/21	6,890	7,606,215
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	3,500	3,110,625
7.25%, 4/1/19	5,005	5,098,844
Level 3 Financing, Inc. (a)(b), 5.375%, 5/1/25	9,765	9,423,225
Sprint Communications, Inc.,
6.00%, 11/15/22	3,925	3,596,281
8.375%, 8/15/17	4,250	4,611,250
11.50%, 11/15/21	4,360	5,144,800

	Principal Amount (000s)	Value
Sprint Corp., 7.125%, 6/15/24	$2,250	$2,092,725
T-Mobile USA, Inc.,
6.625%, 11/15/20	3,205	3,341,212
6.625%, 4/1/23	4,000	4,165,000
6.836%, 4/28/23	6,405	6,749,269
West Corp. (a)(b), 5.375%, 7/15/22	7,935	7,448,981
Windstream Services LLC,
7.50%, 6/1/22	2,500	2,206,250
7.50%, 4/1/23	2,125	1,864,688
7.875%, 11/1/17	3,000	3,198,750

		95,928,244

Transportation—0.5%
Erickson, Inc., 8.25%, 5/1/20	5,346	4,250,070
Quality Distribution LLC, 9.875%, 11/1/18	1,973	2,079,049
XPO Logistics, Inc. (a)(b),
6.50%, 6/15/22	2,995	2,938,844
7.875%, 9/1/19	5,790	6,217,012

		15,484,975

Utilities—0.2%
TerraForm Power Operating LLC (a)(b), 5.875%, 2/1/23	7,010	7,150,200

Total Corporate Bonds & Notes (cost—$983,514,070)		949,570,157

Convertible Bonds—23.5%
Apparel & Textiles—0.2%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	4,185	4,289,625
2.50%, 6/1/16	1,440	1,482,300

		5,771,925

Auto Manufacturers—1.3%
Fiat Chrysler Automobiles NV, 7.875%, 12/15/16	14,092	17,808,765
Tesla Motors, Inc.,
0.25%, 3/1/19	5,995	5,957,531
1.25%, 3/1/21	14,665	14,417,528

		38,183,824

Biotechnology—1.8%
Aegerion Pharmaceuticals, Inc. (a)(b), 2.00%, 8/15/19	5,500	4,382,813
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	4,470	6,911,737
1.50%, 10/15/20	1,740	2,779,650
Gilead Sciences, Inc. (f), 1.625%, 5/1/16	2,625	13,540,091
Illumina, Inc., zero coupon, 6/15/19	4,000	4,702,500
0.50%, 6/15/21	15,200	18,800,500
Medicines Co., 1.375%, 6/1/17	2,440	2,915,800
Theravance, Inc., 2.125%, 1/15/23	1,360	1,279,250

		55,312,341

Commercial Services—0.3%
Huron Consulting Group, Inc. (a)(b), 1.25%, 10/1/19	7,980	8,708,175

Computers—0.6%
Brocade Communications Systems, Inc. (a)(b), 1.375%, 1/1/20	8,515	8,876,887

	Principal Amount (000s)	Value
SanDisk Corp., 0.50%, 10/15/20	$10,845	$10,567,097

		19,443,984

Distribution/Wholesale—0.2%
WESCO International, Inc., 6.00%, 9/15/29	2,995	7,266,619

Diversified Financial Services—0.2%
Encore Capital Group, Inc., 2.875%, 3/15/21	6,960	6,490,200

Electric Utilities—0.1%
NRG Yield, Inc. (a)(b), 3.25%, 6/1/20	4,420	4,428,288

Energy-Alternate Sources—1.2%
SolarCity Corp. (a)(b), 1.625%, 11/1/19	9,520	8,758,400
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	9,565	11,669,300
2.625%, 6/1/23	11,995	12,204,913
3.375%, 6/1/25	3,800	3,944,875

		36,577,488

Health Care Providers & Services—0.2%
Brookdale Senior Living, Inc., 2.75%, 6/15/18	3,555	4,650,384

Healthcare-Products—1.0%
Cepheid, 1.25%, 2/1/21	3,625	4,207,266
Hologic, Inc., zero coupon, 12/15/43	7,495	9,111,109
2.00%, 12/15/37	2,410	4,039,762
NuVasive, Inc., 2.75%, 7/1/17	6,135	7,822,125
Wright Medical Group, Inc. (a)(b), 2.00%, 2/15/20	4,555	4,856,769

		30,037,031

Healthcare-Services—0.5%
Impax Laboratories, Inc. (b), 2.00%, 6/15/22	4,880	4,901,350
Molina Healthcare, Inc., 1.125%, 1/15/20	6,420	11,383,463

		16,284,813

Home Builders—0.8%
KB Home, 1.375%, 2/1/19	5,375	5,257,422
Lennar Corp. (a)(b), 3.25%, 11/15/21	5,205	11,376,178
Ryland Group, Inc.,
0.25%, 6/1/19	1,705	1,653,850
1.625%, 5/15/18	2,875	4,375,391

		22,662,841

Insurance—0.8%
Fidelity National Financial, Inc., 4.25%, 8/15/18	4,695	9,618,881
MGIC Investment Corp., 5.00%, 5/1/17	4,810	5,546,531
Radian Group, Inc., 2.25%, 3/1/19	5,900	10,498,313

		25,663,725

Internet—3.9%
Ctrip.com International Ltd.,
1.25%, 10/15/18	7,610	8,703,938
1.99%, 7/1/25 (a)(b)	3,340	3,258,588
FireEye, Inc. (a)(b),
1.00%, 6/1/35	3,680	3,946,800
1.625%, 6/1/35	2,945	3,154,831

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	67

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
LinkedIn Corp. (a)(b), 0.50%, 11/1/19	$7,425	$7,462,162
Priceline Group, Inc.,
0.35%, 6/15/20	10,775	12,000,656
0.90%, 9/15/21 (a)(b)	2,660	2,543,625
1.00%, 3/15/18	2,995	4,002,069
Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18	5,095	4,999,469
SINA Corp., 1.00%, 12/1/18	6,445	6,167,059
Twitter, Inc. (a)(b),
0.25%, 9/15/19	4,920	4,421,850
1.00%, 9/15/21	9,690	8,533,256
VeriSign, Inc., 4.136%, 8/15/37	6,275	11,593,062
Web.com Group, Inc., 1.00%, 8/15/18	5,700	5,671,500
WebMD Health Corp.,
1.50%, 12/1/20	2,970	3,203,888
2.50%, 1/31/18	6,075	6,215,484
Yahoo!, Inc., zero coupon, 12/1/18	15,765	16,247,803
YY, Inc., 2.25%, 4/1/19	7,795	7,268,838

		119,394,878

Iron/Steel—0.0%
United States Steel Corp., 2.75%, 4/1/19	1,215	1,344,853

Leisure Time—0.6%
Jarden Corp.,
1.125%, 3/15/34	8,485	9,922,147
1.875%, 9/15/18	4,020	6,758,625

		16,680,772

Machinery-Diversified—0.1%
Chart Industries, Inc., 2.00%, 8/1/18	3,165	3,074,006

Media—0.4%
Liberty Media Corp., 1.375%, 10/15/23	12,025	11,483,875

Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc., 3.875%, 6/1/36	2,230	2,833,494

Oil, Gas & Consumable Fuels—0.9%
Cheniere Energy, Inc., 4.25%, 3/15/45	12,605	9,501,019
Cobalt International Energy, Inc.,
2.625%, 12/1/19	7,050	5,212,594
3.125%, 5/15/24	4,900	3,573,937
Energy XXI Ltd., 3.00%, 12/15/18	7,835	1,919,575
Stone Energy Corp., 1.75%, 3/1/17	5,735	5,265,447
Whiting Petroleum Corp. (a)(b), 1.25%, 4/1/20	575	631,062

		26,103,634

Pharmaceuticals—0.5%
Herbalife Ltd. (a), 2.00%, 8/15/19	9,350	8,298,172
Jazz Investments I Ltd. (a)(b), 1.875%, 8/15/21	6,810	7,954,931

		16,253,103

Real Estate Investment Trust—0.4%
iStar Financial, Inc. (a)(b), 1.50%, 11/15/16	4,510	4,574,831

	Principal Amount (000s)	Value
Starwood Property Trust, Inc., 4.55%, 3/1/18	$6,610	$6,919,844

		11,494,675

Retail—0.1%
Restoration Hardware Holdings, Inc. (a)(b), zero coupon, 7/15/20	2,700	2,694,938

Semiconductors—3.7%
GT Advanced Technologies, Inc. (d), 3.00%, 10/1/17	2,860	829,400
Intel Corp., 3.25%, 8/1/39	9,630	14,667,742
Lam Research Corp.,
0.50%, 5/15/16	3,735	4,972,219
1.25%, 5/15/18	6,860	9,762,637
Microchip Technology, Inc.,
1.625%, 2/15/25 (a)(b)	9,160	9,285,950
2.125%, 12/15/37	5,320	10,181,150
Micron Technology, Inc., 3.00%, 11/15/43	13,602	12,352,316
Novellus Systems, Inc., 2.625%, 5/15/41	3,370	8,031,131
NVIDIA Corp., 1.00%, 12/1/18	9,210	10,597,256
NXP Semiconductors NV (a)(b), 1.00%, 12/1/19	7,800	9,130,875
ON Semiconductor Corp.,
1.00%, 12/1/20 (a)(b)	500	497,188
2.625%, 12/15/26	7,790	9,669,338
Xilinx, Inc., 2.625%, 6/15/17	6,995	10,846,622

		110,823,824

Software—2.5%
Akamai Technologies, Inc., zero coupon, 2/15/19	12,525	13,096,516
Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	5,200	5,317,000
Citrix Systems, Inc., 0.50%, 4/15/19	10,500	11,143,125
Red Hat, Inc. (a)(b), 0.25%, 10/1/19	8,065	9,909,869
Salesforce.com, Inc., 0.25%, 4/1/18	14,100	17,175,562
ServiceNow, Inc., zero coupon, 11/1/18	9,395	11,097,844
Verint Systems, Inc., 1.50%, 6/1/21	1,400	1,590,750
Workday, Inc., 0.75%, 7/15/18	4,995	5,653,715

		74,984,381

Telecommunications—0.8%
Ciena Corp.,
0.875%, 6/15/17	5,465	5,512,819
3.75%, 10/15/18 (a)(b)	2,910	3,975,787
Ixia, 3.00%, 12/15/15	3,385	3,389,231
JDS Uniphase Corp., 0.625%, 8/15/33	10,315	10,179,616

		23,057,453

Transportation—0.3%
Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	4,860	3,979,125

	Principal Amount (000s)	Value
Scorpio Tankers, Inc. (a)(b), 2.375%, 7/1/19	$4,440	$4,761,900

		8,741,025

Total Convertible Bonds (cost—$734,683,087)		710,446,549

	Shares
Convertible Preferred Stock—8.1%
Aerospace & Defense—0.4%
United Technologies Corp., 7.50%, 8/1/15	193,270	11,074,371

Automobiles—0.2%
Goldman Sachs Group, Inc. (General Motors Co.) (i), 8.00%, 12/17/15	144,000	4,502,448

Banks—0.9%
Bank of America Corp., Ser. L (e),
7.25%	5,215	5,799,080
JPMorgan Chase & Co. (Bank of America Corp.) (i), 8.00%, 9/18/15	536,300	8,393,095
Wells Fargo & Co., Ser. L (e), 7.50%	10,570	12,419,750

		26,611,925

Diversified Telecommunication Services—0.0%
Intelsat S.A., Ser. A, 5.75%, 5/1/16	43,650	1,251,882

Electric Utilities—0.3%
Exelon Corp., 6.50%, 6/1/17	205,550	9,323,748

Food Products—1.0%
Post Holdings, Inc. (a)(b)(e), 2.50%	110,675	11,655,461
Tyson Foods, Inc., 4.75%, 7/15/17	235,240	12,117,212
Wells Fargo & Co. (Archer Daniels-Midland Co.) (i),
8.00%, 8/28/15	173,000	7,795,380

		31,568,053

Health Care Providers & Services—0.3%
Goldman Sachs Group, Inc. (Laboratory Corp. of America Holdings) (i), 8.00%, 3/31/16	36,500	4,318,935
JPMorgan Chase & Co. (HCA Holding, Inc.) (i), 8.00%, 5/5/16	8,744	7,224,293

		11,543,228

Healthcare-Services—0.7%
Anthem, Inc., 5.25%, 5/1/18	420,315	21,436,065

Independent Power Producers & Energy Traders—0.2%
Dynegy, Inc., Ser. A, 5.375%, 11/1/17	68,515	6,810,391

Iron/Steel—0.2%
ArcelorMittal, 6.00%, 1/15/16	346,315	5,486,946

Machinery—0.5%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	71,900	10,411,120
6.25%, 11/17/16, UNIT (g)	29,675	3,538,744

		13,949,864

68	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Shares	Value
Metals & Mining—0.2%
Alcoa, Inc., Ser. 1, 5.375%, 10/1/17	167,215	$6,610,009

Oil, Gas & Consumable Fuels—0.6%
Chesapeake Energy Corp. (a)(b)(e), 5.75%	14,300	9,768,688
Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	140,820	6,952,283

		16,720,971

Pharmaceuticals—0.8%
Allergan PLC, Ser. A, 5.50%, 3/1/18	24,615	25,663,107

Real Estate Investment Trust—1.0%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	93,840	9,523,352
5.50%, 2/15/18	91,795	9,179,500
Crown Castle International Corp., Ser. A, 4.50%, 11/1/16	107,230	11,066,136

		29,768,988

Telecommunications—0.4%
Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	128,300	12,817,170

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc., 5.50%, 12/15/17	178,740	12,064,950

Total Convertible Preferred Stock (cost—$260,756,281)		247,204,116

	Principal Amount (000s)
Repurchase Agreements—4.2%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $128,133,000; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/21, valued at $130,696,781 including accrued interest
(cost—$128,133,000)	$128,133	128,133,000

Total Investments, before options written (cost—$3,197,311,863)—100.1%		3,030,159,733

	Contracts
Options Written (g)(h)—(0.0)%
Call Options—(0.0)%
AGCO Corp., strike price $60.00, expires 8/21/15	1,460	(160,600)
Amazon.com, Inc., strike price $465.00, expires 7/17/15	395	(33,970)
Apple, Inc., strike price $132.00, expires 7/17/15	1,300	(32,500)
Biogen, Inc., strike price $437.50, expires 7/17/15	80	(8,200)
Comcast Corp, strike price $62.50, expires 7/17/15	2,295	(43,605)

	Contracts	Value
Deere & Co., strike price $96.00, expires 7/17/15	875	$(228,813)
Facebook, Inc., strike price $92.50, expires 7/17/15	1,740	(29,580)
Gilead Sciences, Inc., strike price $130.00, expires 7/17/15	1,480	(14,800)
Google, Inc., strike price $600.00, expires 7/17/15	214	(4,600)
McDonald’s Corp., strike price $98.50, expires 7/17/15	80	(3,080)
Oracle Corp., strike price $48.00, expires 7/17/15	3,195	(7,987)
Starbucks Corp., strike price $56.00, expires 7/17/15	2,900	(43,500)
UnitedHealth Group, Inc., strike price $131.00, expires 7/17/15	495	(21,532)
Valero Energy Corp., strike price $64.00, expires 7/17/15	1,145	(104,768)
Walgreens Boots Alliance, Inc., strike price $92.00, expires 7/17/15	1,540	(31,570)
Walt Disney Co., strike price $118.00, expires 7/17/15	1,150	(37,375)

Total Options Written (premiums received—$672,406)		(806,480)

Total Investments, net of options written (cost—$3,196,639,457)—100.1%		3,029,353,253

Other liabilities in excess of other assets—(0.1)%		(1,945,929)

Net Assets—100.0%		$3,027,407,324

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $494,664,625, representing 16.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after June 30, 2015.

(d) In default.

(e) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(f) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(g) Non-income producing.

(h) Exchange traded-Chicago Board Options Exchange.

(i) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	69

Schedule of Investments

June 30, 2015

AllianzGI International Managed Volatility Fund

	Shares	Value
Common Stock—99.3%
Australia—8.5%
AGL Energy Ltd.	121,160	$1,451,364
Amcor Ltd.	68,152	720,196
APA Group	76,570	486,338
Coca-Cola Amatil Ltd.	50,405	355,554
CSL Ltd.	4,561	304,065
Domino’s Pizza Enterprises Ltd.	11,372	312,289
Flight Centre Travel Group Ltd.	26,743	702,882
Insurance Australia Group Ltd.	64,843	278,784
JB Hi-Fi Ltd.	60,052	901,568
Primary Health Care Ltd.	62,583	242,906
Qantas Airways Ltd. (d)	161,155	391,604
Scentre Group REIT	81,879	236,524
Sonic Healthcare Ltd.	16,247	267,534
Transpacific Industries Group Ltd.	456,765	271,513
Westfield Corp. REIT	86,439	607,124

		7,530,245

Belgium—1.1%
Ageas	14,396	555,445
UCB S.A.	5,600	402,669

		958,114

China—0.5%
Anhui Conch Cement Co., Ltd., Class H	121,000	423,952

Denmark—0.7%
Sydbank A/S	8,023	306,462
TDC A/S	44,378	325,306

		631,768

France—7.1%
Dassault Systemes	9,511	690,443
Edenred	21,843	539,713
Eutelsat Communications S.A.	27,730	895,768
Neopost S.A.	5,136	220,990
Numericable-SFR SAS (d)	5,875	311,407
SCOR SE	54,650	1,932,503
SES S.A.	52,402	1,761,648

		6,352,472

Germany—9.9%
Celesio AG	14,851	430,558
Deutsche Annington Immobilien SE	28,154	794,449
Fresenius Medical Care AG & Co. KGaA	32,500	2,690,552
Fresenius SE & Co. KGaA	8,629	554,037
Kabel Deutschland Holding AG (d)	4,786	640,439
MAN SE	20,299	2,091,316
Rhoen Klinikum AG	59,076	1,583,981

		8,785,332

Hong Kong—7.7%
Cathay Pacific Airways Ltd.	96,000	235,863
Cheung Kong Infrastructure Holdings Ltd.	61,000	473,113
Esprit Holdings Ltd.	314,100	294,367
HKT Trust & HKT Ltd.	189,000	221,878
Hongkong Land Holdings Ltd.	177,700	1,457,140
Hysan Development Co., Ltd.	69,000	298,358
Jardine Matheson Holdings Ltd.	21,400	1,213,216
Lifestyle International Holdings Ltd.	234,000	434,700
PCCW Ltd.	568,000	338,056
Swire Pacific Ltd., Class A	24,500	307,962
Techtronic Industries Co., Ltd.	248,000	814,059

	Shares	Value
VTech Holdings Ltd.	32,500	$429,355
Yue Yuen Industrial Holdings Ltd.	92,000	306,546

		6,824,613

Ireland—0.4%
James Hardie Industries PLC	23,185	308,597

Israel—3.1%
Bank Hapoalim BM	65,948	354,929
Bank Leumi Le-Israel BM (d)	279,519	1,181,108
Bezeq The Israeli Telecommunication Corp., Ltd.	376,632	641,394
Mizrahi Tefahot Bank Ltd.	49,014	607,438

		2,784,869

Japan—28.0%
ABC-Mart, Inc.	11,400	697,707
ANA Holdings, Inc.	98,000	265,710
Aozora Bank Ltd.	79,000	298,068
Bandai Namco Holdings, Inc.	23,400	452,194
Canon, Inc.	12,600	408,724
Coca-Cola West Co., Ltd.	20,200	364,585
Don Quijote Holdings Co., Ltd.	12,200	519,097
Ebara Corp.	48,000	232,277
FamilyMart Co., Ltd.	5,300	243,721
Fuji Heavy Industries Ltd.	6,800	250,041
GungHo Online Entertainment, Inc.	61,400	238,943
Hikari Tsushin, Inc.	4,600	310,031
HIS Co., Ltd.	7,700	262,240
Idemitsu Kosan Co., Ltd.	20,900	410,015
Iida Group Holdings Co., Ltd.	25,900	411,740
ITOCHU Corp.	17,300	228,485
K’s Holdings Corp.	9,900	356,564
Kewpie Corp.	19,900	421,346
Lawson, Inc.	25,500	1,744,994
Medipal Holdings Corp.	14,800	241,056
Mitsubishi Gas Chemical Co., Inc.	49,000	274,363
Mitsui Engineering & Shipbuilding Co., Ltd.	851,000	1,472,269
Nippo Corp.	25,000	428,574
Nippon Yusen KK	97,000	270,053
Nissha Printing Co., Ltd.	16,400	277,630
Nisshinbo Holdings, Inc.	27,000	301,769
Nomura Real Estate Holdings, Inc.	39,700	833,249
Onward Holdings Co., Ltd.	71,000	489,528
Oriental Land Co., Ltd.	7,100	452,903
Osaka Gas Co., Ltd.	166,000	655,168
Otsuka Corp.	14,100	658,211
Otsuka Holdings Co., Ltd.	8,900	283,582
Renesas Electronics Corp. (d)	30,900	220,577
Rinnai Corp.	3,100	244,110
Rohto Pharmaceutical Co., Ltd.	28,300	466,822
Sankyo Co., Ltd.	23,200	821,368
Sankyu, Inc.	58,000	316,732
Sanrio Co., Ltd.	10,300	279,856
Santen Pharmaceutical Co., Ltd.	18,300	258,922
Sawai Pharmaceutical Co., Ltd.	11,800	686,760
Sega Sammy Holdings, Inc.	17,100	223,588
Seiko Epson Corp.	20,300	359,725
Shimamura Co., Ltd.	3,600	377,961
Shiseido Co., Ltd.	59,400	1,347,269
Square Enix Holdings Co., Ltd.	24,900	550,490
Sumitomo Dainippon Pharma Co., Ltd.	38,000	418,771
Suntory Beverage & Food Ltd.	14,800	589,202
Tadano Ltd.	66,000	985,767
Takeda Pharmaceutical Co., Ltd.	13,300	641,973
Towa Pharmaceutical Co., Ltd.	5,300	339,112

	Shares	Value
Tsuruha Holdings, Inc.	4,900	$381,147
United Urban Investment Corp. REIT	203	286,672
Yamazaki Baking Co., Ltd.	20,000	333,020

		24,884,681

Luxembourg—0.5%
Altice S.A. (d)	3,496	481,538

Netherlands—2.5%
Koninklijke DSM NV	22,423	1,301,883
Nutreco NV (c)(d)	8,674	437,577
RELX NV	19,979	475,214

		2,214,674

New Zealand—1.3%
Auckland International Airport Ltd.	82,856	277,310
Sky Network Television Ltd.	161,058	655,672
SKYCITY Entertainment Group Ltd.	87,992	250,355

		1,183,337

Singapore—5.1%
CapitaLand Commercial Trust REIT	202,100	233,907
CapitaLand Mall Trust REIT	172,800	275,630
ComfortDelGro Corp., Ltd.	444,000	1,031,123
Hutchison Port Holdings Trust UNIT	654,800	412,425
Singapore Airlines Ltd.	129,400	1,030,285
Singapore Post Ltd.	276,200	388,432
Singapore Press Holdings Ltd.	233,400	706,665
StarHub Ltd.	167,400	490,729

		4,569,196

Spain—0.6%
Viscofan S.A.	8,944	541,061

Sweden—3.1%
Autoliv, Inc. SDR	16,832	1,965,300
Meda AB, Class A	41,739	580,838
Modern Times Group MTG AB, Class B	7,972	213,954

		2,760,092

Switzerland—3.4%
Helvetia Holding AG	448	256,074
Lonza Group AG (d)	1,984	265,192
Roche Holding AG	2,027	568,354
Sonova Holding AG	5,810	785,655
Swisscom AG	2,058	1,153,399

		3,028,674

United Kingdom—15.8%
Admiral Group PLC	37,216	810,947
Berendsen PLC	14,048	224,879
Berkeley Group Holdings PLC	6,066	318,762
BP PLC	46,278	307,132
BT Group PLC	67,079	475,009
BTG PLC (d)	27,035	266,585
Centamin PLC	342,900	333,137
Direct Line Insurance Group PLC	102,809	542,683
Dixons Carphone PLC	36,683	260,849
easyJet PLC	22,290	541,837
GlaxoSmithKline PLC	19,336	402,033
Hikma Pharmaceuticals PLC	25,830	784,603
Imperial Tobacco Group PLC	9,245	445,259
Merlin Entertainments PLC (a)	145,129	973,359
Next PLC	2,823	330,409
Pennon Group PLC	128,172	1,632,761
Randgold Resources Ltd.	9,451	633,938

70	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Shares	Value
Reckitt Benckiser Group PLC	12,419	$1,070,943
RELX PLC	25,278	410,785
Royal Mail PLC	29,732	240,369
RSA Insurance Group PLC	223,185	1,391,735
Serco Group PLC	191,921	355,895
SSE PLC	51,824	1,250,741

		14,004,650

Total Investments (cost—$84,405,187) (b)—99.3%		88,267,865

Other assets less liabilities—0.7%		640,725

Net Assets—100.0%		$88,908,590

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $83,451,894, representing 93.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $437,577, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

SDR—Swedish Depository Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Media	7.3%
Pharmaceuticals	6.9%
Health Care Providers & Services	6.8%
Insurance	6.5%
Machinery	5.5%
Real Estate Management & Development	4.0%
Specialty Retail	3.8%
Diversified Telecommunication Services	3.6%
Hotels, Restaurants & Leisure	3.4%
Banks	3.1%
Airlines	2.7%
Food & Staples Retailing	2.7%
Auto Components	2.2%
Household Durables	2.1%
Food Products	2.0%
Electric Utilities	1.9%
Commercial Services & Supplies	1.9%
Real Estate Investment Trust	1.9%
Water Utilities	1.8%
Chemicals	1.8%
Industrial Conglomerates	1.7%
Software	1.7%
Multi-Utilities	1.6%
Road & Rail	1.6%
Personal Products	1.5%
Beverages	1.5%
Multi-line Retail	1.5%
Gas Utilities	1.2%
Household Products	1.2%
Leisure Equipment & Products	1.1%
Technology Hardware, Storage & Peripherals	1.1%
Metals & Mining	1.1%
Health Care Equipment & Supplies	0.9%
Construction Materials	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Containers & Packaging	0.8%
Oil, Gas & Consumable Fuels	0.8%
Transportation Infrastructure	0.8%
IT Services	0.7%
Air Freight & Logistics	0.7%
Wireless Telecommunication Services	0.5%
Leisure Products	0.5%
Tobacco	0.5%
Communications Equipment	0.5%
Construction & Engineering	0.5%
Biotechnology	0.3%
Marine	0.3%
Life Sciences Tools & Services	0.3%
Automobiles	0.3%
Trading Companies & Distributors	0.3%
Semiconductors & Semiconductor Equipment	0.2%
Other assets less liabilities	0.7%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	71

Schedule of Investments

June 30, 2015

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.8%
Aerospace & Defense—1.1%
BE Aerospace, Inc.	65,270	$3,583,323

Airlines—2.6%
United Continental Holdings, Inc. (a)	155,790	8,258,428

Auto Components—2.2%
Delphi Automotive PLC	80,325	6,834,854

Banks—1.7%
First Republic Bank	84,255	5,310,593

Beverages—1.8%
Constellation Brands, Inc., Class A	48,045	5,574,181

Biotechnology—3.5%
Incyte Corp. (a)	35,880	3,739,055
Medivation, Inc. (a)	32,275	3,685,805
Vertex Pharmaceuticals, Inc. (a)	28,875	3,565,485

		10,990,345

Capital Markets—2.8%
Ameriprise Financial, Inc.	29,280	3,657,951
SEI Investments Co.	104,210	5,109,416

		8,767,367

Chemicals—3.3%
International Flavors & Fragrances, Inc.	37,725	4,122,965
Sherwin-Williams Co.	22,065	6,068,317

		10,191,282

Communications Equipment—3.6%
F5 Networks, Inc. (a)	44,875	5,400,706
Palo Alto Networks, Inc. (a)	34,080	5,953,776

		11,354,482

Construction Materials—1.3%
Vulcan Materials Co.	49,395	4,145,722

Containers & Packaging—1.2%
Berry Plastics Group, Inc. (a)	116,975	3,789,990

Diversified Financial Services—2.4%
CBOE Holdings, Inc.	68,630	3,927,009
McGraw Hill Financial, Inc.	34,420	3,457,489

		7,384,498

Electrical Equipment—3.8%
Acuity Brands, Inc.	29,165	5,249,117
AMETEK, Inc.	119,125	6,525,667

		11,774,784

Energy Equipment & Services—0.7%
Weatherford International PLC (a)	181,555	2,227,680

Food Products—3.0%
Tyson Foods, Inc., Class A	137,290	5,852,673
WhiteWave Foods Co. (a)	71,770	3,508,117

		9,360,790

Health Care Equipment & Supplies—5.9%
Boston Scientific Corp. (a)	270,405	4,786,169
Cooper Cos., Inc.	26,330	4,685,950
DexCom, Inc. (a)	40,035	3,201,999
Edwards Lifesciences Corp. (a)	40,280	5,737,080

		18,411,198

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	66,065	5,526,337
Diplomat Pharmacy, Inc. (a)	132,720	5,939,220

		11,465,557

	Shares	Value
Hotels, Restaurants & Leisure—4.9%
Chipotle Mexican Grill, Inc. (a)	8,050	$4,870,170
Dunkin’ Brands Group, Inc.	93,355	5,134,525
Royal Caribbean Cruises Ltd.	68,500	5,390,265

		15,394,960

Household Durables—5.5%
Harman International Industries, Inc.	55,105	6,554,189
Newell Rubbermaid, Inc.	148,710	6,113,468
Tempur Sealy International, Inc. (a)	71,475	4,710,202

		17,377,859

Internet Software & Services—2.0%
HomeAway, Inc. (a)	105,420	3,280,670
Yelp, Inc. (a)	72,450	3,117,524

		6,398,194

IT Services—1.6%
Fidelity National Information Services, Inc.	78,675	4,862,115

Life Sciences Tools & Services—3.3%
PerkinElmer, Inc.	71,030	3,739,019
Quintiles Transnational Holdings, Inc. (a)	90,505	6,571,568

		10,310,587

Machinery—2.5%
ITT Corp.	61,420	2,569,813
WABCO Holdings, Inc. (a)	41,655	5,153,556

		7,723,369

Media—2.8%
AMC Networks, Inc., Class A (a)	68,705	5,623,504
Scripps Networks Interactive, Inc., Class A	49,785	3,254,446

		8,877,950

Multi-line Retail—2.4%
Dollar Tree, Inc. (a)	96,140	7,594,099

Oil, Gas & Consumable Fuels—1.1%
Concho Resources, Inc. (a)	30,530	3,476,146

Personal Products—1.3%
Coty, Inc., Class A (a)	127,895	4,088,803

Pharmaceuticals—3.5%
Catalent, Inc. (a)	149,930	4,397,447
Endo International PLC (a)	81,055	6,456,031

		10,853,478

Professional Services—1.6%
Towers Watson & Co., Class A	40,410	5,083,578

Real Estate Investment Trust—1.8%
Equinix, Inc., REIT	22,310	5,666,740

Real Estate Management & Development—1.9%
CBRE Group, Inc., Class A (a)	161,500	5,975,500

Semiconductors & Semiconductor Equipment—5.6%
Atmel Corp.	383,965	3,783,975
Lam Research Corp.	58,360	4,747,586
NXP Semiconductors NV (a)	46,160	4,532,912
Skyworks Solutions, Inc.	43,715	4,550,732

		17,615,205

Software—5.2%
Activision Blizzard, Inc.	300,070	7,264,694
Red Hat, Inc. (a)	65,185	4,949,497
Splunk, Inc. (a)	58,335	4,061,283

		16,275,474

	Shares	Value
Specialty Retail—3.9%
Advance Auto Parts, Inc.	47,285	$7,532,027
Michaels Cos., Inc. (a)	178,415	4,801,148

		12,333,175

Technology Hardware, Storage & Peripherals—1.2%
Western Digital Corp.	47,665	3,737,889

Textiles, Apparel & Luxury Goods—3.1%
Gildan Activewear, Inc.	134,520	4,471,445
Michael Kors Holdings Ltd. (a)	125,035	5,262,723

		9,734,168

Total Common Stock (cost—$263,178,972)		312,804,363

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $1,864,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $1,905,875 including accrued interest
(cost—$1,864,000)	$1,864	1,864,000

Total Investments (cost-$265,042,972)—100.4%		314,668,363

Liabilities in excess of other assets—(0.4)%		(1,139,741)

Net Assets—100.0%		$313,528,622

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

72	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

AllianzGI NFJ All-Cap Value Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—2.5%
Northrop Grumman Corp.	3,900	$618,657

Auto Components—1.2%
Lear Corp.	2,700	303,102

Automobiles—1.2%
Thor Industries, Inc.	5,100	287,028

Banks—14.6%
Citigroup, Inc.	11,600	640,784
Fifth Third Bancorp	31,500	655,830
JPMorgan Chase & Co.	9,900	670,824
KeyCorp	43,700	656,374
Old National Bancorp	24,800	358,608
Wells Fargo & Co.	11,300	635,512

		3,617,932

Beverages—1.3%
Molson Coors Brewing Co., Class B	4,600	321,126

Biotechnology—2.5%
Gilead Sciences, Inc.	5,200	608,816

Capital Markets—2.6%
Ameriprise Financial, Inc.	5,100	637,143

Chemicals—1.3%
Celanese Corp., Ser. A	4,600	330,648

Communications Equipment—2.5%
Cisco Systems, Inc.	22,500	617,850

Consumer Finance—3.7%
Capital One Financial Corp.	7,000	615,790
Navient Corp.	16,900	307,749

		923,539

Diversified Financial Services—1.3%
NASDAQ OMX Group, Inc.	6,400	312,384

Diversified Telecommunication Services—3.9%
AT&T, Inc.	18,600	660,672
Verizon Communications, Inc.	6,500	302,965

		963,637

Electrical Equipment—2.4%
Eaton Corp. PLC	8,900	600,661

Electronic Equipment, Instruments & Components—1.3%
Avnet, Inc.	7,800	320,658

Food & Staples Retailing—2.5%
Kroger Co.	4,400	319,044
Wal-Mart Stores, Inc.	4,100	290,813

		609,857

Food Products—2.6%
Ingredion, Inc.	7,900	630,499

Health Care Equipment & Supplies—2.5%
Medtronic PLC	8,200	607,620

Health Care Providers & Services—1.2%
Cigna Corp.	1,833	296,946

Household Durables—1.4%
DR Horton, Inc.	12,600	344,736

Industrial Conglomerates—2.5%
General Electric Co.	23,000	611,110

	Shares	Value
Insurance—5.3%
Hartford Financial Services Group, Inc.	7,500	$311,775
MetLife, Inc.	11,500	643,885
Reinsurance Group of America, Inc.	3,700	351,019

		1,306,679

IT Services—4.6%
International Business Machines Corp.	3,700	601,842
Xerox Corp.	50,500	537,320

		1,139,162

Machinery—1.3%
Crane Co.	5,600	328,888

Multi-line Retail—2.5%
Macy’s, Inc.	9,000	607,230

Multi-Utilities—2.3%
Public Service Enterprise Group, Inc.	14,700	577,416

Oil, Gas & Consumable Fuels—10.0%
Chevron Corp.	5,500	530,585
ConocoPhillips	6,300	386,883
Devon Energy Corp.	4,200	249,858
HollyFrontier Corp.	5,324	227,282
Royal Dutch Shell PLC ADR	4,900	279,349
Total S.A. ADR	9,300	457,281
Valero Energy Corp.	5,600	350,560

		2,481,798

Paper & Forest Products—2.3%
International Paper Co.	11,800	561,562

Pharmaceuticals—6.3%
Merck & Co., Inc.	10,400	592,072
Pfizer, Inc.	18,700	627,011
Teva Pharmaceutical Industries Ltd. ADR	5,800	342,780

		1,561,863

Road & Rail—2.3%
Ryder System, Inc.	6,600	576,642

Semiconductors & Semiconductor Equipment—1.3%
Intel Corp.	10,400	316,316

Software—2.6%
Activision Blizzard, Inc.	13,400	324,414
CA, Inc.	11,000	322,190

		646,604

Technology Hardware, Storage & Peripherals—1.2%
Hewlett-Packard Co.	9,800	294,098

Thrifts & Mortgage Finance—1.3%
Washington Federal, Inc.	14,000	326,900

Total Common Stock (cost—$20,855,268)		24,289,107

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $172,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $175,656 including accrued interest
(cost—$172,000)	$172	$172,000

Total Investments (cost—$21,027,268)—99.0%		24,461,107

Other assets less liabilities—1.0%		237,491

Net Assets—100.0%		$24,698,598

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	73

Schedule of Investments

June 30, 2015

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—98.9%
Aerospace & Defense—1.4%
Northrop Grumman Corp.	701,600	$111,294,808

Automobiles—4.2%
Ford Motor Co.	22,460,600	337,133,606

Banks—14.5%
Citigroup, Inc.	3,114,300	172,033,932
Fifth Third Bancorp	7,986,400	166,276,848
JPMorgan Chase & Co.	4,838,300	327,843,208
PNC Financial Services Group, Inc.	1,677,978	160,498,596
Wells Fargo & Co.	5,818,000	327,204,320

		1,153,856,904

Biotechnology—2.0%
Gilead Sciences, Inc.	1,349,800	158,034,584

Capital Markets—2.0%
Ameriprise Financial, Inc.	1,284,041	160,415,242

Chemicals—1.9%
Celanese Corp., Ser. A	2,001,439	143,863,435
Dow Chemical Co.	186,030	9,519,155

		153,382,590

Communications Equipment—1.8%
Cisco Systems, Inc.	5,119,900	140,592,454

Consumer Finance—3.3%
Capital One Financial Corp.	1,252,100	110,147,237
Navient Corp.	8,386,000	152,709,060

		262,856,297

Diversified Telecommunication Services—6.2%
AT&T, Inc.	9,301,757	330,398,409
Verizon Communications, Inc.	3,394,500	158,217,645

		488,616,054

Electric Utilities—1.7%
American Electric Power Co., Inc.	2,601,400	137,796,158

Electrical Equipment—2.0%
Eaton Corp. PLC	2,390,900	161,361,841

Food & Staples Retailing—2.0%
Wal-Mart Stores, Inc.	2,283,400	161,961,562

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	2,025,100	141,615,243

Health Care Providers & Services—1.7%
Anthem, Inc.	831,600	136,498,824

Industrial Conglomerates—0.4%
General Electric Co.	1,111,200	29,524,584

Insurance—10.2%
Allstate Corp.	2,201,700	142,824,279
Hartford Financial Services Group, Inc.	4,113,400	170,994,038
MetLife, Inc.	5,715,800	320,027,642
Travelers Cos., Inc.	1,811,000	175,051,260

		808,897,219

IT Services—3.5%
International Business Machines Corp.	1,000,134	162,681,796
Xerox Corp.	11,096,100	118,062,504

		280,744,300

	Shares	Value
Leisure Equipment & Products—2.2%
Mattel, Inc.	6,708,800	$172,349,072

Machinery—2.0%
Cummins, Inc.	1,204,600	158,031,474

Multi-line Retail—1.9%
Macy’s, Inc.	2,220,300	149,803,641

Multi-Utilities—1.9%
Public Service Enterprise Group, Inc.	3,818,500	149,990,680

Oil, Gas & Consumable Fuels—14.6%
Chevron Corp.	1,603,400	154,679,998
Royal Dutch Shell PLC ADR	5,576,521	317,917,462
Sasol Ltd. ADR	4,499,113	166,737,128
Total S.A. ADR	6,644,000	326,685,480
Valero Energy Corp.	3,134,300	196,207,180

		1,162,227,248

Paper & Forest Products—2.0%
International Paper Co.	3,338,100	158,860,179

Pharmaceuticals—8.0%
AbbVie, Inc.	2,399,200	161,202,248
Johnson & Johnson	1,539,800	150,068,908
Pfizer, Inc.	4,764,600	159,757,038
Teva Pharmaceutical Industries Ltd. ADR	2,725,200	161,059,320

		632,087,514

Road & Rail—0.2%
Norfolk Southern Corp.	218,394	19,078,900

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp.	4,365,074	132,763,726

Software—3.8%
CA, Inc.	4,999,900	146,447,071
Symantec Corp.	6,661,700	154,884,525

		301,331,596

Total Common Stock (cost—$6,653,457,513)		7,861,106,300

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $125,219,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $127,727,188 including accrued interest
(cost—$125,219,000) $125,219		125,219,000

Total Investments (cost—$6,778,676,513)—100.5%		7,986,325,300

Liabilities in excess of other assets—(0.5)%		(40,218,132)

Net Assets—100.0%		$7,946,107,168

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—96.9%
Australia—2.9%
Australia & New Zealand Banking Group Ltd. ADR	1,919,300	$47,521,868
Beach Energy Ltd. (b)	32,612,366	26,405,964

		73,927,832

Brazil—2.1%
Banco Bradesco S.A. ADR	5,939,552	54,406,296

Canada—7.0%
Magna International, Inc.	415,700	23,316,613
Manulife Financial Corp.	2,795,100	51,960,909
Methanex Corp.	464,200	25,837,372
Open Text Corp.	629,600	25,517,688
Toronto-Dominion Bank	1,224,300	52,044,993

		178,677,575

China—6.5%
Anhui Conch Cement Co., Ltd., Class H	12,602,000	44,154,089
Belle International Holdings Ltd.	21,091,000	24,215,789
China Construction Bank Corp., Class H	53,743,500	49,091,665
China Mobile Ltd.	3,822,600	48,979,890

		166,441,433

France—6.3%
Atos S.E.	350,955	26,224,499
AXA S.A.	2,030,084	51,466,355
Sanofi	552,546	54,663,291
Technip S.A.	478,031	29,625,554

		161,979,699

Germany—1.0%
Siemens AG	251,108	25,404,940

Hong Kong—3.6%
BOC Hong Kong Holdings Ltd.	13,031,900	54,407,342
CK Hutchison Holdings Ltd.	2,605,500	38,474,154

		92,881,496

India—2.0%
ICICI Bank Ltd. ADR	2,320,000	24,174,400
Tata Motors Ltd. ADR	755,100	26,028,297

		50,202,697

Indonesia—0.9%
Bank Rakyat Indonesia Persero Tbk PT	30,798,400	23,836,954

Ireland—0.8%
Smurfit Kappa Group PLC	775,003	21,360,554

Israel—4.1%
Israel Chemicals Ltd.	3,889,615	27,166,779
Teva Pharmaceutical Industries Ltd. ADR	1,305,000	77,125,500

		104,292,279

Japan—11.5%
Isuzu Motors Ltd.	4,265,000	55,954,908
KDDI Corp.	807,400	19,484,135
Kobe Steel Ltd.	15,817,000	26,610,704
Komatsu Ltd.	1,359,800	27,282,078
Mitsui & Co., Ltd. ADR	185,800	50,491,150
Mizuho Financial Group, Inc.	12,908,500	27,930,541
Sumitomo Metal Mining Co., Ltd.	3,755,000	57,109,674
T&D Holdings, Inc.	2,050,800	30,572,331

		295,435,521

74	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Shares	Value
Korea (Republic of)—2.0%
Korea Electric Power Corp. ADR	2,573,041	$52,387,115

Mexico—2.3%
America Movil S.A.B. de C.V., Ser. L ADR	2,723,700	58,042,047

Netherlands—1.9%
Aegon NV	6,755,968	49,846,818

Norway—2.7%
DNB ASA	1,516,342	25,252,560
Norsk Hydro ASA	10,440,500	43,818,024

		69,070,584

Russian Federation—1.8%
Lukoil OAO ADR	1,017,800	45,709,398

Singapore—4.0%
Keppel Corp., Ltd.	8,997,800	54,842,688
United Overseas Bank Ltd. ADR	1,424,500	49,052,658

		103,895,346

South Africa—3.4%
Sasol Ltd. ADR	2,361,223	87,506,924

Sweden—3.9%
Nordea Bank AB	4,107,678	51,229,933
Svenska Cellulosa AB SCA ADR	899,900	23,001,444
TeliaSonera AB	4,490,891	26,468,119

		100,699,496

Switzerland—3.1%
Zurich Insurance Group AG ADR	2,604,600	79,179,840

Taiwan—3.5%
AU Optronics Corp. ADR	9,396,400	41,907,944
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,159,000	49,030,890

		90,938,834

Turkey—2.2%
KOC Holding AS ADR	2,451,239	57,040,332

United Kingdom—16.5%
BAE Systems PLC ADR	1,705,700	48,390,709
Centrica PLC	12,690,283	52,658,066
Imperial Tobacco Group PLC	970,519	46,742,318
Man Group PLC	10,219,604	25,187,892
Marks & Spencer Group PLC ADR	2,863,400	48,334,192
Persimmon PLC (c)	1,582,525	49,099,338
Rio Tinto PLC ADR	1,242,500	51,203,425
Royal Dutch Shell PLC ADR	1,384,800	78,947,448
Sky PLC	1,337,612	21,786,538

		422,349,926

United States—0.9%
Axis Capital Holdings Ltd.	430,300	22,965,111

Total Common Stock (cost—$2,452,845,533)		2,488,479,047

Preferred Stock—2.1%
Germany—2.1%
Volkswagen AG (cost—$50,852,202)	233,976	54,300,829

	Principal Amount (000s)	Value
Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $4,494,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $4,587,138 including accrued interest
(cost—$4,494,000)	$4,494	$4,494,000

Total Investments (cost—$2,508,191,735) (a) —99.2%		2,547,273,876

Other assets less liabilities—0.8%		19,605,190

Net Assets—100.0%		$2,566,879,066

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,267,439,524, representing 49.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	18.0%
Insurance	11.1%
Oil, Gas & Consumable Fuels	9.3%
Metals & Mining	6.9%
Industrial Conglomerates	6.8%
Automobiles	5.3%
Pharmaceuticals	5.1%
Wireless Telecommunication Services	4.9%
Chemicals	2.1%
Multi-Utilities	2.1%
Electric Utilities	2.0%
Trading Companies & Distributors	2.0%
Household Durables	1.9%
Semiconductors & Semiconductor Equipment	1.9%
Aerospace & Defense	1.9%
Multi-line Retail	1.9%
Tobacco	1.8%
Construction Materials	1.7%
Electronic Equipment, Instruments & Components	1.6%
Energy Equipment & Services	1.2%
Machinery	1.1%
Diversified Telecommunication Services	1.0%
IT Services	1.0%
Software	1.0%
Capital Markets	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Auto Components	0.9%
Household Products	0.9%
Media	0.8%
Containers & Packaging	0.8%
Repurchase Agreements	0.2%
Other assets less liabilities	0.8%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	75

Schedule of Investments

June 30, 2015

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—98.6%
Aerospace & Defense—3.2%
Lockheed Martin Corp.	37,200	$6,915,480
Northrop Grumman Corp.	80,700	12,801,441

		19,716,921

Automobiles—2.6%
Ford Motor Co.	1,079,500	16,203,295

Banks—13.3%
Citigroup, Inc.	333,000	18,394,920
Fifth Third Bancorp	583,915	12,157,110
JPMorgan Chase & Co.	284,100	19,250,616
KeyCorp	890,100	13,369,302
Wells Fargo & Co.	334,400	18,806,656

		81,978,604

Beverages—1.0%
Molson Coors Brewing Co., Class B	91,700	6,401,577

Biotechnology—1.2%
Gilead Sciences, Inc.	60,700	7,106,756

Capital Markets—4.2%
Ameriprise Financial, Inc.	47,500	5,934,175
Goldman Sachs Group, Inc.	62,700	13,091,133
State Street Corp.	89,500	6,891,500

		25,916,808

Chemicals—1.1%
Eastman Chemical Co.	81,000	6,627,420

Communications Equipment—2.9%
Cisco Systems, Inc.	642,500	17,643,050

Consumer Finance—4.8%
Capital One Financial Corp.	212,500	18,693,625
Navient Corp.	611,700	11,139,057

		29,832,682

Diversified Telecommunication Services—3.8%
AT&T, Inc.	329,400	11,700,288
Verizon Communications, Inc.	257,900	12,020,719

		23,721,007

Electric Utilities—1.9%
American Electric Power Co., Inc.	116,700	6,181,599
PPL Corp.	194,500	5,731,915

		11,913,514

Electrical Equipment—1.9%
Eaton Corp. PLC	87,400	5,898,626
Emerson Electric Co.	107,000	5,931,010

		11,829,636

Food & Staples Retailing—1.2%
Kroger Co.	99,400	7,207,494

Food Products—1.3%
ConAgra Foods, Inc.	182,400	7,974,528

Health Care Equipment & Supplies—2.0%
Medtronic PLC	169,700	12,574,770

Health Care Providers & Services—2.3%
Anthem, Inc.	41,600	6,828,224
Cigna Corp.	43,561	7,056,882

		13,885,106

Household Durables—1.9%
DR Horton, Inc.	221,600	6,062,976
Whirlpool Corp.	33,000	5,710,650

		11,773,626

	Shares	Value
Independent Power Producers & Energy Traders—0.1%
Talen Energy Corp. (a)	24,294	$416,885

Industrial Conglomerates—2.0%
General Electric Co.	458,400	12,179,688

Insurance—7.2%
Allstate Corp.	95,300	6,182,111
Hartford Financial Services Group, Inc.	298,000	12,387,860
MetLife, Inc.	234,700	13,140,853
Prudential Financial, Inc.	73,800	6,458,976
Travelers Cos., Inc.	67,100	6,485,886

		44,655,686

IT Services—1.9%
International Business Machines Corp.	36,500	5,937,090
Xerox Corp.	553,300	5,887,112

		11,824,202

Machinery—2.0%
Cummins, Inc.	44,600	5,851,074
Deere & Co.	69,200	6,715,860

		12,566,934

Metals & Mining—0.6%
Freeport-McMoRan, Inc.	193,300	3,599,246

Multi-line Retail—2.1%
Macy’s, Inc.	188,100	12,691,107

Multi-Utilities—1.1%
Public Service Enterprise Group, Inc.	173,100	6,799,368

Oil, Gas & Consumable Fuels—12.3%
Chevron Corp.	113,800	10,978,286
ConocoPhillips	199,100	12,226,731
Devon Energy Corp.	92,800	5,520,672
Exxon Mobil Corp.	66,700	5,549,440
HollyFrontier Corp.	145,723	6,220,915
Royal Dutch Shell PLC ADR	195,700	11,156,857
Sasol Ltd. ADR	170,900	6,333,554
Total S.A. ADR	231,600	11,387,772
Valero Energy Corp.	103,900	6,504,140

		75,878,367

Paper & Forest Products—1.7%
International Paper Co.	225,200	10,717,268

Pharmaceuticals—8.6%
Johnson & Johnson	122,700	11,958,342
Merck & Co., Inc.	211,400	12,035,002
Pfizer, Inc.	363,900	12,201,567
Teva Pharmaceutical Industries Ltd. ADR	286,100	16,908,510

		53,103,421

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	373,700	11,366,085

Software—2.9%
CA, Inc.	384,106	11,250,465
Symantec Corp.	280,800	6,528,600

		17,779,065

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	50,500	6,333,962
Hewlett-Packard Co.	344,854	10,349,069

		16,683,031

	Shares	Value
Tobacco—1.0%
Altria Group, Inc.	129,400	$6,328,954

Total Common Stock (cost—$494,456,005)		608,896,101

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $5,033,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $5,134,181 including accrued interest
(cost—$5,033,000)	$5,033	5,033,000

Total Investments (cost—$499,489,005)—99.4%		613,929,101

Other assets less liabilities—0.6%		3,679,546

Net Assets—100.0%		$617,608,647

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

76	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—94.7%
Aerospace & Defense—2.0%
Orbital ATK, Inc.	98,300	$7,211,288
Raytheon Co.	80,000	7,654,400

		14,865,688

Airlines—2.0%
Alaska Air Group, Inc.	120,300	7,750,929
Southwest Airlines Co.	208,400	6,895,956

		14,646,885

Auto Components—3.1%
Goodyear Tire & Rubber Co.	255,900	7,715,385
Lear Corp.	67,800	7,611,228
Magna International, Inc.	135,600	7,605,804

		22,932,417

Automobiles—0.9%
Harley-Davidson, Inc.	125,000	7,043,750

Banks—8.3%
BB&T Corp.	206,300	8,315,953
BOK Financial Corp.	116,300	8,092,154
Cullen/Frost Bankers, Inc.	102,400	8,046,592
Fifth Third Bancorp	374,200	7,790,844
KeyCorp	520,400	7,816,408
National Bank of Canada	166,283	6,246,596
Prosperity Bancshares, Inc.	128,200	7,402,268
Regions Financial Corp.	805,900	8,349,124

		62,059,939

Beverages—1.0%
Coca-Cola Enterprises, Inc.	167,800	7,289,232

Capital Markets—4.2%
Ameriprise Financial, Inc.	71,300	8,907,509
Ares Capital Corp.	404,600	6,659,716
Carlyle Group L.P.	264,500	7,445,675
KKR & Co. L.P.	372,600	8,513,910

		31,526,810

Chemicals—8.3%
Agrium, Inc.	80,200	8,497,190
Celanese Corp., Ser. A	108,600	7,806,168
CF Industries Holdings, Inc.	125,230	8,049,785
Eastman Chemical Co.	102,100	8,353,822
Huntsman Corp.	340,400	7,512,628
Methanex Corp.	135,600	7,547,496
Potash Corp. of Saskatchewan, Inc.	225,100	6,971,347
Terra Nitrogen Co. L.P.	60,000	7,265,400

		62,003,836

Communications Equipment—1.7%
Brocade Communications Systems, Inc.	735,500	8,737,740
Harris Corp.	53,400	4,106,994

		12,844,734

Consumer Finance—1.1%
Discover Financial Services	144,900	8,349,138

Containers & Packaging—1.0%
Packaging Corp. of America	119,700	7,480,053

Diversified Consumer Services—1.1%
Graham Holdings Co., Class B	7,800	8,385,390

Diversified Telecommunication Services—0.9%
CenturyLink, Inc.	216,200	6,351,956

Electric Utilities—3.9%
Entergy Corp.	99,500	7,014,750
FirstEnergy Corp.	223,900	7,287,945
PPL Corp.	251,600	7,414,652

	Shares	Value
Southern Co.	179,100	$7,504,290

		29,221,637

Electrical Equipment—2.2%
Babcock & Wilcox Co. (a)	256,100	8,400,080
Eaton Corp. PLC	116,200	7,842,338

		16,242,418

Electronic Equipment, Instruments & Components—1.9%
Avnet, Inc.	178,600	7,342,246
Corning, Inc.	359,800	7,098,854

		14,441,100

Food Products—5.0%
Archer-Daniels-Midland Co.	148,800	7,175,136
ConAgra Foods, Inc.	170,700	7,463,004
Ingredion, Inc.	97,000	7,741,570
Kellogg Co.	113,400	7,110,180
Tyson Foods, Inc., Class A	182,500	7,779,975

		37,269,865

Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc.	51,800	3,785,026
Zimmer Biomet Holdings, Inc.	73,700	8,050,251

		11,835,277

Health Care Providers & Services—2.6%
Anthem, Inc.	48,500	7,960,790
Cardinal Health, Inc.	43,600	3,647,140
Quest Diagnostics, Inc.	103,800	7,527,576

		19,135,506

Household Durables—1.5%
Tupperware Brands Corp.	59,900	3,865,946
Whirlpool Corp.	40,600	7,025,830

		10,891,776

Insurance—10.0%
Assurant, Inc.	119,800	8,026,600
Axis Capital Holdings Ltd.	141,800	7,567,866
Chubb Corp.	89,500	8,515,030
Everest Re Group Ltd.	42,100	7,662,621
Hartford Financial Services Group, Inc.	184,500	7,669,665
Lincoln National Corp.	128,800	7,627,536
Principal Financial Group, Inc.	74,700	3,831,363
Prudential Financial, Inc.	90,200	7,894,304
Travelers Cos., Inc.	80,400	7,771,464
Unum Group	217,900	7,789,925

		74,356,374

IT Services—1.9%
Booz Allen Hamilton Holding Corp.	302,600	7,637,624
Xerox Corp.	613,600	6,528,704

		14,166,328

Machinery—2.6%
Cummins, Inc.	55,600	7,294,164
Oshkosh Corp.	144,400	6,119,672
Trinity Industries, Inc.	220,800	5,835,744

		19,249,580

Media—2.1%
Gannett Co., Inc. (b)	107,950	1,510,221
Shaw Communications, Inc., Class B	338,684	7,379,924
TEGNA, Inc.	215,900	6,923,913

		15,814,058

Metals & Mining—0.9%
Silver Wheaton Corp.	308,500	5,349,390
Ternium S.A. ADR	77,920	1,348,795

		6,698,185

	Shares	Value
Multi-Utilities—2.0%
Public Service Enterprise Group, Inc.	199,200	$7,824,576
SCANA Corp.	138,500	7,015,025

		14,839,601

Oil, Gas & Consumable Fuels—5.0%
Alliance Resource Partners L.P.	167,794	4,188,138
HollyFrontier Corp.	191,100	8,158,059
Marathon Petroleum Corp.	153,100	8,008,661
Sasol Ltd. ADR	230,400	8,538,624
Valero Energy Corp.	128,500	8,044,100

		36,937,582

Paper & Forest Products—1.1%
International Paper Co.	164,100	7,809,519

Real Estate Investment Trust—5.2%
Corrections Corp. of America	226,200	7,482,696
Digital Realty Trust, Inc.	115,200	7,681,536
HCP, Inc.	213,600	7,789,992
Mid-America Apartment Communities, Inc.	106,100	7,725,141
Two Harbors Investment Corp.	798,000	7,772,520

		38,451,885

Road & Rail—1.0%
Norfolk Southern Corp.	85,300	7,451,808

Semiconductors & Semiconductor Equipment—3.1%
Avago Technologies Ltd.	50,600	6,726,258
Broadcom Corp., Class A	145,500	7,491,795
Lam Research Corp.	106,200	8,639,370

		22,857,423

Software—2.0%
CA, Inc.	262,400	7,685,696
Symantec Corp.	314,100	7,302,825

		14,988,521

Specialty Retail—2.4%
Gap, Inc.	92,300	3,523,091
GNC Holdings, Inc., Class A	166,700	7,414,816
Penske Automotive Group, Inc.	134,300	6,998,373

		17,936,280

Wireless Telecommunication Services—1.1%
Rogers Communications, Inc., Class B	222,900	7,919,637

Total Common Stock (cost—$592,311,767)		704,294,188

Mutual Funds—0.9%
Central Fund of Canada Ltd., Class A (cost—$8,098,853)	587,800	6,853,748

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	77

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $34,477,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $35,171,400 including accrued interest
(cost—$34,477,000)	$34,477	$34,477,000

Total Investments (cost—$634,887,620)—100.2%		745,624,936

Liabilities in excess of other assets—(0.2)%		(1,684,341)

Net Assets—100.0%		$743,940,595

Notes to Schedule of Investments:

(a) When-issued or delayed-delivery. To be settled/delivered after June 30, 2015.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—95.1%
Aerospace & Defense—2.9%
Elbit Systems Ltd.	348,015	$27,235,654
Orbital ATK, Inc.	899,705	66,002,359
Triumph Group, Inc.	1,230,600	81,207,294

		174,445,307

Air Freight & Logistics—0.2%
Park-Ohio Holdings Corp.	318,396	15,429,470

Airlines—0.8%
Westjet Airlines Ltd. (b)	2,305,574	48,252,766

Auto Components—1.3%
Dana Holding Corp.	3,212,000	66,102,960
Strattec Security Corp.	162,242	11,146,025

		77,248,985

Automobiles—1.0%
Thor Industries, Inc.	1,074,300	60,461,604

Banks—12.0%
Canadian Western Bank	1,681,220	38,725,940
Community Trust Bancorp, Inc.	543,420	18,949,056
Cullen/Frost Bankers, Inc.	813,700	63,940,546
First Financial Bancorp	1,072,853	19,246,983
First Interstate Bancsystem, Inc., Class A	632,200	17,537,228
First Merchants Corp.	911,623	22,517,088
FirstMerit Corp.	3,479,100	72,469,653
Fulton Financial Corp.	426,739	5,573,211
Great Western Bancorp, Inc.	1,286,964	31,028,702
Hancock Holding Co.	689,500	22,001,945
International Bancshares Corp.	1,253,981	33,694,470
National Penn Bancshares, Inc.	3,109,383	35,073,840
Old National Bancorp	3,530,200	51,046,692
Prosperity Bancshares, Inc.	1,142,900	65,991,046
S&T Bancorp, Inc.	407,719	12,064,405
TCF Financial Corp.	4,012,800	66,652,608
Trustmark Corp.	1,960,401	48,970,817
Umpqua Holdings Corp.	3,793,400	68,243,266
Union Bankshares Corp.	789,300	18,343,332
WesBanco, Inc.	483,891	16,461,972

		728,532,800

Capital Markets—2.2%
AllianceBernstein Holding L.P.	1,072,402	31,668,031
Artisan Partners Asset Management, Inc., Class A	672,700	31,253,642
Fortress Investment Group LLC, Class A	5,514,881	40,258,631
Investment Technology Group, Inc.	502,900	12,471,920
OM Asset Management PLC	1,141,164	20,301,308

		135,953,532

Chemicals—4.6%
A Schulman, Inc.	1,175,362	51,386,827
Cabot Corp.	1,561,500	58,228,335
Innophos Holdings, Inc.	924,622	48,672,102
Methanex Corp.	984,084	54,774,115
Rayonier Advanced Materials, Inc.	1,392,304	22,638,863
Rentech Nitrogen Partners L.P.	195,368	2,791,809
Stepan Co.	465,361	25,180,684
Terra Nitrogen Co. L.P.	131,870	15,968,138

		279,640,873

	Shares	Value
Commercial Services & Supplies—2.7%
Deluxe Corp.	962,400	$59,668,800
Ennis, Inc.	805,451	14,973,334
Essendant, Inc.	1,164,177	45,693,947
West Corp.	1,358,564	40,892,777

		161,228,858

Containers & Packaging—1.8%
Silgan Holdings, Inc.	896,363	47,292,112
Sonoco Products Co.	1,515,350	64,947,901

		112,240,013

Diversified Telecommunication Services—0.4%
Inteliquent, Inc.	1,397,438	25,712,859

Electric Utilities—2.4%
ALLETE, Inc.	1,371,100	63,605,329
Great Plains Energy, Inc.	2,019,200	48,783,872
Portland General Electric Co.	982,400	32,576,384

		144,965,585

Electrical Equipment—3.8%
AZZ, Inc.	176,492	9,142,286
Babcock & Wilcox Co. (a)	2,564,617	84,119,437
EnerSys	973,700	68,441,373
Regal Beloit Corp.	944,600	68,568,514

		230,271,610

Electronic Equipment, Instruments & Components—2.2%
AVX Corp.	1,239,900	16,689,054
Methode Electronics, Inc.	1,029,522	28,260,379
SYNNEX Corp.	764,911	55,983,836
Vishay Intertechnology, Inc.	2,823,000	32,972,640

		133,905,909

Energy Equipment & Services—0.8%
Atwood Oceanics, Inc.	585,500	15,480,620
Bristow Group, Inc.	575,769	30,688,488

		46,169,108

Food & Staples Retailing—1.4%
Andersons, Inc. (b)	1,569,725	61,219,275
Ingles Markets, Inc., Class A	244,936	11,700,593
Weis Markets, Inc.	252,661	10,649,661

		83,569,529

Food Products—3.0%
Cal-Maine Foods, Inc. (b)	1,331,491	69,503,830
Ingredion, Inc.	1,030,900	82,276,129
Sanderson Farms, Inc.	437,342	32,870,625

		184,650,584

Gas Utilities—0.6%
Laclede Group, Inc.	676,300	35,208,178

Health Care Equipment & Supplies—0.6%
Teleflex, Inc.	255,700	34,634,565

Health Care Providers & Services—1.5%
Ensign Group, Inc.	426,784	21,791,591
Owens & Minor, Inc.	1,822,685	61,971,290
Select Medical Holdings Corp.	276,187	4,474,229

		88,237,110

Household Durables—1.1%
Ryland Group, Inc. (b)	1,424,743	66,065,333

Insurance—7.2%
Allied World Assurance Co. Holdings AG	1,578,768	68,234,353
American Financial Group, Inc.	1,198,900	77,976,456
First American Financial Corp.	1,593,900	59,309,019

78	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Shares	Value
Hanover Insurance Group, Inc.	525,700	$38,917,571
HCI Group, Inc.	373,247	16,501,250
Kemper Corp.	545,450	21,027,098
Montpelier Re Holdings Ltd.	1,294,678	51,139,781
Symetra Financial Corp.	1,793,496	43,348,798
United Insurance Holdings Corp. (b)	1,075,932	16,719,983
Universal Insurance Holdings, Inc. (b)	1,847,103	44,699,893

		437,874,202

Internet Software & Services—0.5%
j2 Global, Inc.	493,677	33,540,415

IT Services—2.4%
Booz Allen Hamilton Holding Corp.	2,407,200	60,757,728
Convergys Corp.	1,701,396	43,368,584
CSG Systems International, Inc.	1,230,800	38,967,128

		143,093,440

Machinery—2.9%
Crane Co.	1,273,600	74,798,528
Global Brass & Copper Holdings, Inc.	994,300	16,913,043
Hillenbrand, Inc.	1,338,800	41,101,160
Standex International Corp.	17,712	1,415,720
Trinity Industries, Inc.	1,491,170	39,411,623

		173,640,074

Media—2.1%
Corus Entertainment, Inc., Class B	1,938,552	25,873,228
Meredith Corp.	1,294,282	67,496,806
Time, Inc.	1,485,887	34,190,260

		127,560,294

Metals & Mining—6.1%
Commercial Metals Co.	4,889,900	78,629,592
Compass Minerals International, Inc.	760,600	62,475,684
Hi-Crush Partners L.P.	801,408	24,595,212
HudBay Minerals, Inc.	8,186,927	68,169,768
Royal Gold, Inc.	1,126,255	69,366,045
Steel Dynamics, Inc.	2,960,600	61,328,829
SunCoke Energy Partners L.P.	189,297	3,236,979

		367,802,109

Oil, Gas & Consumable Fuels—8.1%
Alliance Resource Partners L.P.	1,356,700	33,863,232
Alon USA Partners L.P.	924,722	19,437,656
Boardwalk Pipeline Partners L.P.	3,153,029	45,781,981
Delek Logistics Partners L.P.	429,266	19,767,699
Delek U.S. Holdings, Inc.	1,313,800	48,374,116
Golar LNG Partners L.P.	802,003	19,785,414
Northern Tier Energy L.P.	1,587,200	37,727,744
SandRidge Permian Trust	1,869,779	13,985,947
Ship Finance International Ltd.	2,838,362	46,322,068
Sunoco L.P.	1,071,246	48,527,444
Western Refining, Inc.	1,900,400	82,895,448
World Fuel Services Corp.	1,544,188	74,043,815

		490,512,564

Paper & Forest Products—2.6%
KapStone Paper and Packaging Corp.	2,276,570	52,634,298
Neenah Paper, Inc. (b)	880,113	51,891,463

	Shares	Value
Schweitzer-Mauduit International, Inc.	809,034	$32,264,276
Western Forest Products, Inc.	10,250,636	18,301,776

		155,091,813

Real Estate Investment Trust—5.6%
Blackstone Mortgage Trust, Inc., Class A	2,092,100	58,202,222
Corrections Corp. of America	846,400	27,998,912
Franklin Street Properties Corp.	2,726,800	30,840,108
Home Properties, Inc.	479,800	35,049,390
Omega Healthcare Investors, Inc.	1,467,800	50,389,574
Retail Properties of America, Inc., Class A	3,686,801	51,357,138
Starwood Property Trust, Inc.	2,545,700	54,910,749
WP GLIMCHER, Inc.	2,371,000	32,079,630

		340,827,723

Software—1.0%
Mentor Graphics Corp.	2,349,394	62,094,483

Specialty Retail—4.0%
Buckle, Inc.	1,436,669	65,756,340
GNC Holdings, Inc., Class A	1,545,642	68,750,156
Group 1 Automotive, Inc.	701,301	63,699,170
Sonic Automotive, Inc., Class A	802,300	19,118,809
Stage Stores, Inc. (b)	1,372,700	24,063,431

		241,387,906

Thrifts & Mortgage Finance—1.1%
Washington Federal, Inc.	2,815,800	65,748,930

Tobacco—1.4%
Universal Corp. (b)	1,455,700	83,440,724

Trading Companies & Distributors—2.8%
Applied Industrial Technologies, Inc.	1,389,700	55,101,605
GATX Corp.	890,023	47,304,722
TAL International Group, Inc. (b)	1,346,320	42,543,712
Textainer Group Holdings Ltd.	974,472	25,346,017

		170,296,056

Total Common Stock (cost—$4,952,909,042)		5,759,735,311

Mutual Funds—0.6%
Central Fund of Canada Ltd., Class A (cost—$40,829,564)	3,336,400	38,902,424

	Principal Amount (000s)	Value
Repurchase Agreements—5.3%

State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $319,259,000; collateralized by U.S. Treasury Notes, 2.00%—2.125%, due 9/30/21—10/31/21, valued at $325,644,513 including accrued interest

(cost—$319,259,000)	$319,259	$319,259,000

Total Investments (cost—$5,312,997,606)—101.0%		6,117,896,735

Liabilities in excess of other assets—(1.0)%		(61,483,921)

Net Assets-100.0%		$6,056,412,814

Notes to Schedule of Investments:

(a) When-issued or delayed-delivery. To be settled/delivered after June 30, 2015.

(b) Affiliated security.

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	79

Schedule of Investments

June 30, 2015

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—97.9%
Aerospace & Defense—0.3%
Astronics Corp. (b)	3,396	$240,742

Air Freight & Logistics—1.1%
Atlas Air Worldwide Holdings, Inc. (b)	7,715	424,016
Echo Global Logistics, Inc. (b)	6,387	208,599
Forward Air Corp.	3,325	173,765
Park-Ohio Holdings Corp.	492	23,842
XPO Logistics, Inc. (b)	4,704	212,527

		1,042,749

Auto Components—0.6%
Cooper Tire & Rubber Co.	1,555	52,606
Motorcar Parts of America, Inc. (b)	7,640	229,887
Tower International, Inc. (b)	11,933	310,855

		593,348

Automobiles—0.1%
Thor Industries, Inc.	1,510	84,983

Banks—4.7%
Ameris Bancorp	1,687	42,664
Bank of the Ozarks, Inc.	27,338	1,250,713
Banner Corp.	1,168	55,982
Cathay General Bancorp	7,335	238,021
CU Bancorp (b)	3,850	85,316
Eagle Bancorp, Inc. (b)	4,860	213,646
First Merchants Corp.	2,018	49,845
First NBC Bank Holding Co. (b)	7,360	264,960
Guaranty Bancorp	17,565	289,998
HomeTrust Bancshares, Inc. (b)	15,720	263,467
Old Line Bancshares, Inc.	2,880	45,763
PrivateBancorp, Inc.	6,935	276,152
Seacoast Banking Corp. of Florida (b)	30,800	486,640
South State Corp.	2,522	191,647
Suffolk Bancorp	8,500	218,110
Trico Bancshares	2,170	52,188
Tristate Capital Holdings, Inc. (b)	5,875	75,964
Western Alliance Bancorp (b)	8,122	274,199

		4,375,275

Beverages—0.5%
Boston Beer Co., Inc., Class A (b)	245	56,837
Coca-Cola Bottling Co. Consolidated	2,655	401,091

		457,928

Biotechnology—2.5%
AMAG Pharmaceuticals, Inc. (b)	3,580	247,235
Anacor Pharmaceuticals, Inc. (b)	3,184	246,537
BioSpecifics Technologies Corp. (b)	888	45,821
Cepheid (b)	3,149	192,561
Eagle Pharmaceuticals, Inc. (b)	2,835	229,238
Esperion Therapeutics, Inc. (b)	1,455	118,961
Five Prime Therapeutics, Inc. (b)	1,359	33,757
Insmed, Inc. (b)	1,260	30,769
Insys Therapeutics, Inc. (b)	4,462	160,275
Ligand Pharmaceuticals, Inc., Class B (b)	3,151	317,936
MacroGenics, Inc. (b)	776	29,465
Pfenex, Inc. (b)	1,777	34,474
Receptos, Inc. (b)	899	170,855
Repligen Corp. (b)	7,344	303,087
Sage Therapeutics, Inc. (b)	1,268	92,564
Synergy Pharmaceuticals, Inc. (b)	4,180	34,694

		2,288,229

	Shares	Value
Building Products—0.5%
American Woodmark Corp. (b)	824	$45,196
Builders FirstSource, Inc. (b)	18,569	238,426
Patrick Industries, Inc. (b)	2,493	94,859
PGT, Inc. (b)	3,596	52,178

		430,659

Capital Markets—0.7%
Cowen Group, Inc., Class A (b)	40,951	262,086
Ellington Financial LLC	7,720	142,897
HFF, Inc., Class A	5,472	228,347

		633,330

Chemicals—1.4%
American Vanguard Corp.	2,737	37,771
Cytec Industries, Inc.	3,945	238,791
Ferro Corp. (b)	10,504	176,257
Innospec, Inc.	2,085	93,908
KMG Chemicals, Inc.	10,810	275,006
OCI Resources L.P.	3,160	77,420
PolyOne Corp.	5,833	228,479
Stepan Co.	2,695	145,826

		1,273,458

Commercial Services & Supplies—1.6%
ABM Industries, Inc.	1,640	53,907
Deluxe Corp.	2,355	146,010
Interface, Inc.	18,410	461,171
Kimball International, Inc., Class B	2,970	36,115
Knoll, Inc.	20,050	501,851
Quad/Graphics, Inc.	13,440	248,774

		1,447,828

Communications Equipment—0.2%
Ciena Corp. (b)	4,805	113,782
NETGEAR, Inc. (b)	2,240	67,245
ShoreTel, Inc. (b)	5,783	39,209

		220,236

Construction & Engineering—0.4%
Argan, Inc.	4,140	166,966
MasTec, Inc. (b)	8,225	163,431

		330,397

Construction Materials—0.3%
U.S. Concrete, Inc. (b)	6,135	232,455

Containers & Packaging—0.1%
Silgan Holdings, Inc.	1,145	60,410

Distributors—0.2%
Core-Mark Holding Co., Inc.	2,844	168,507

Diversified Consumer Services—0.8%
Carriage Services, Inc.	1,946	46,471
Grand Canyon Education, Inc. (b)	8,870	376,088
Stonemor Partners L.P.	10,800	325,620

		748,179

Diversified Financial Services—0.7%
Compass Diversified Holdings	41,075	673,630

Diversified Telecommunication Services—0.9%
8x8, Inc. (b)	23,175	207,648
Cogent Communications Holdings, Inc.	1,640	55,498
Consolidated Communications Holdings, Inc.	2,365	49,689
Hawaiian Telcom Holdco, Inc. (b)	7,055	184,135
inContact, Inc. (b)	16,675	164,582
Vonage Holdings Corp. (b)	31,129	152,843

		814,395

Electric Utilities—1.1%
ALLETE, Inc.	5,130	237,981
Empire District Electric Co.	4,045	88,181

	Shares	Value
Great Plains Energy, Inc.	12,350	$298,376
Otter Tail Corp.	3,560	94,696
Portland General Electric Co.	8,410	278,875

		998,109

Electrical Equipment—0.0%
Enphase Energy, Inc. (b)	3,895	29,641

Electronic Equipment, Instruments & Components—0.9%
Belden, Inc.	2,112	171,558
Dolby Laboratories, Inc., Class A	1,445	57,338
Multi-Fineline Electronix, Inc. (b)	13,260	289,863
Newport Corp. (b)	7,976	151,225
Orbotech Ltd. (b)	8,928	185,702

		855,686

Energy Equipment & Services—0.6%
C&J Energy Services Ltd. (b)	9,436	124,555
Matrix Service Co. (b)	10,360	189,381
Oceaneering International, Inc.	795	37,039
SEACOR Holdings, Inc. (b)	2,460	174,513

		525,488

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc.	3,233	309,527
Smart & Final Stores, Inc. (b)	7,420	132,595
SpartanNash Co.	6,815	221,760
United Natural Foods, Inc. (b)	4,276	272,296
Village Super Market, Inc., Class A	1,925	61,003
Weis Markets, Inc.	3,370	142,046

		1,139,227

Food Products—2.4%
B&G Foods, Inc.	3,020	86,161
Cal-Maine Foods, Inc. (a)	8,900	464,580
Dean Foods Co.	28,885	467,070
Fresh Del Monte Produce, Inc.	6,265	242,205
J&J Snack Foods Corp.	935	103,476
John B Sanfilippo & Son, Inc.	851	44,167
Lancaster Colony Corp.	3,400	308,890
Pinnacle Foods, Inc.	9,215	419,651
Sanderson Farms, Inc.	925	69,523
Tootsie Roll Industries, Inc.	1,279	41,325

		2,247,048

Gas Utilities—0.5%
New Jersey Resources Corp.	5,780	159,239
Northwest Natural Gas Co.	3,770	159,019
Star Gas Partners L.P.	13,440	118,675

		436,933

Health Care Equipment & Supplies—6.5%
AngioDynamics, Inc. (b)	9,457	155,095
AtriCure, Inc. (b)	2,134	52,582
Cardiovascular Systems, Inc. (b)	4,901	129,631
CONMED Corp.	4,215	245,608
Cooper Cos., Inc.	895	159,283
Cynosure, Inc., Class A (b)	6,733	259,759
Globus Medical, Inc., Class A (b)	7,319	187,879
Greatbatch, Inc. (b)	16,818	906,827
HeartWare International, Inc. (b)	590	42,887
Hill-Rom Holdings, Inc.	13,250	719,872
ICU Medical, Inc. (b)	6,735	644,270
Inogen, Inc. (b)	6,890	307,294
Integra LifeSciences Holdings Corp. (b)	615	41,433
LDR Holding Corp. (b)	4,900	211,925
Masimo Corp. (b)	5,725	221,787
Merit Medical Systems, Inc. (b)	18,085	389,551
Natus Medical, Inc. (b)	11,895	506,251
RTI Surgical, Inc. (b)	95,238	615,237
Spectranetics Corp. (b)	1,467	33,756

80	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

	Shares	Value
SurModics, Inc. (b)	1,291	$30,235
Trinity Biotech PLC ADR	1,906	34,422
Vascular Solutions, Inc. (b)	1,425	49,476

		5,945,060

Health Care Providers & Services—6.9%
AAC Holdings, Inc. (b)	2,616	113,953
Acadia Healthcare Co., Inc. (b)	8,187	641,288
Aceto Corp.	2,134	52,560
Adeptus Health, Inc., Class A (b)	3,726	353,933
Amsurg Corp. (b)	15,981	1,117,871
Bio-Reference Laboratories, Inc. (b)	1,125	46,406
BioTelemetry, Inc. (b)	4,088	38,550
Capital Senior Living Corp. (b)	1,925	47,163
Centene Corp. (b)	2,959	237,904
Chemed Corp.	1,190	156,009
Cross Country Healthcare, Inc. (b)	3,891	49,338
ExamWorks Group, Inc. (b)	3,789	148,150
Health Net, Inc. (b)	1,245	79,829
HealthSouth Corp.	6,375	293,632
LHC Group, Inc. (b)	7,220	276,165
Magellan Health, Inc. (b)	11,985	839,789
Molina Healthcare, Inc. (b)	1,925	135,327
Owens & Minor, Inc.	4,825	164,050
Premier, Inc., Class A (b)	3,075	118,264
Providence Service Corp. (b)	4,290	189,961
RadNet, Inc. (b)	4,388	29,356
Team Health Holdings, Inc. (b)	3,745	244,661
VCA, Inc. (b)	18,471	1,004,915

		6,379,074

Health Care Technology—1.1%
Computer Programs & Systems, Inc.	1,445	77,192
Omnicell, Inc. (b)	6,973	262,952
Vocera Communications, Inc. (b)	58,550	670,397

		1,010,541

Hotels, Restaurants & Leisure—6.2%
Biglari Holdings, Inc. (b)	305	126,194
Bob Evans Farms, Inc.	1,605	81,935
Carrols Restaurant Group, Inc. (b)	4,327	45,001
Cedar Fair L.P.	4,360	237,576
Cheesecake Factory, Inc.	8,343	454,986
Churchill Downs, Inc.	1,835	229,467
Cracker Barrel Old Country Store, Inc.	1,060	158,110
Diamond Resorts International, Inc. (b)	7,666	241,862
International Speedway Corp., Class A	10,090	370,000
Isle of Capri Casinos, Inc. (b)	13,700	248,655
Kona Grill, Inc. (b)	1,474	28,610
La Quinta Holdings, Inc. (b)	9,328	213,145
Marriott Vacations Worldwide Corp.	9,650	885,388
Popeyes Louisiana Kitchen, Inc. (b)	894	53,631
Rave Restaurant Group, Inc. (b)	2,928	38,210
Six Flags Entertainment Corp.	3,441	154,329
Sonic Corp.	24,143	695,318
Texas Roadhouse, Inc.	25,160	941,739
Vail Resorts, Inc.	4,390	479,388
Wendy’s Co.	4,246	47,895

		5,731,439

Household Durables—1.7%
Helen of Troy Ltd. (b)	10,407	1,014,578
LGI Homes, Inc. (b)	2,401	47,492

	Shares	Value
Libbey, Inc.	5,238	$216,487
M/I Homes, Inc. (b)	1,766	43,567
Ryland Group, Inc. (a)	3,950	183,162
Skullcandy, Inc. (b)	3,960	30,373

		1,535,659

Household Products—0.1%
WD-40 Co.	925	80,623

Insurance—2.1%
AMERISAFE, Inc.	4,404	207,252
Federated National Holding Co.	1,117	27,031
Hanover Insurance Group, Inc.	10,556	781,461
Heritage Insurance Holdings, Inc. (b)	1,886	43,359
Infinity Property & Casualty Corp.	6,845	519,125
Navigators Group, Inc. (b)	3,960	307,138
ProAssurance Corp.	1,050	48,520

		1,933,886

Internet & Catalog Retail—0.4%
HSN, Inc.	3,080	216,185
Nutrisystem, Inc.	2,364	58,816
PetMed Express, Inc.	4,565	78,838

		353,839

Internet Software & Services—0.6%
Autobytel, Inc. (b)	3,049	48,754
Endurance International Group Holdings, Inc. (b)	6,486	134,001
GTT Communications, Inc. (b)	2,069	49,387
Internap Corp. (b)	4,110	38,017
IntraLinks Holdings, Inc. (b)	3,762	44,805
Limelight Networks, Inc. (b)	8,772	34,562
SPS Commerce, Inc. (b)	3,303	217,337
TechTarget, Inc. (b)	3,299	29,460

		596,323

IT Services—2.1%
CACI International, Inc., Class A (b)	1,895	153,287
Convergys Corp.	8,398	214,065
DST Systems, Inc.	7,721	972,692
Forrester Research, Inc.	2,290	82,486
Hackett Group, Inc.	3,668	49,261
MAXIMUS, Inc.	3,347	219,998
Virtusa Corp. (b)	1,326	68,156
WEX, Inc. (b)	1,492	170,043

		1,929,988

Leisure Equipment & Products—0.1%
Nautilus, Inc. (b)	3,901	83,911

Life Sciences Tools & Services—2.4%
Affymetrix, Inc. (b)	10,070	109,964
Albany Molecular Research, Inc. (b)	12,379	250,303
Bio-Rad Laboratories, Inc., Class A (b)	1,535	231,186
Bio-Techne Corp.	2,740	269,808
Cambrex Corp. (b)	15,866	697,152
Charles River Laboratories International, Inc. (b)	3,515	247,245
ICON PLC (b)	3,178	213,880
NeoGenomics, Inc. (b)	8,036	43,475
PAREXEL International Corp. (b)	2,631	169,200

		2,232,213

Machinery—0.8%
Kadant, Inc.	911	42,999
Lydall, Inc. (b)	1,320	39,019
Middleby Corp. (b)	1,082	121,433
NN, Inc.	1,499	38,255
Toro Co.	6,955	471,410

		713,116

	Shares	Value
Media—0.7%
AMC Entertainment Holdings, Inc., Class A	11,150	$342,082
Carmike Cinemas, Inc. (b)	1,956	51,912
Entravision Communications Corp., Class A	5,981	49,224
John Wiley & Sons, Inc., Class A	1,050	57,088
MDC Partners, Inc., Class A	6,648	130,966
Morningstar, Inc.	595	47,332

		678,604

Metals & Mining—0.8%
Kaiser Aluminum Corp.	7,487	622,020
Olympic Steel, Inc.	2,144	37,391
SunCoke Energy Partners L.P.	6,860	117,306

		776,717

Multi-line Retail—0.2%
Burlington Stores, Inc. (b)	3,931	201,267

Multi-Utilities—0.6%
Avista Corp.	2,360	72,334
Vectren Corp.	12,965	498,893

		571,227

Oil, Gas & Consumable Fuels—3.5%
Abraxas Petroleum Corp. (b)	56,288	166,050
Alon USA Partners L.P.	29,025	610,105
Carrizo Oil & Gas, Inc. (b)	3,192	157,174
Cheniere Energy Partners L.P.	1,225	37,791
CVR Refining L.P.	25,420	465,186
Diamondback Energy, Inc. (b)	1,963	147,971
Gastar Exploration, Inc. (b)	7,475	23,098
Matador Resources Co. (b)	5,651	141,275
Nordic American Tankers Ltd.	44,545	633,875
Sunoco L.P.	1,975	89,468
Synergy Resources Corp. (b)	10,803	123,478
Teekay Tankers Ltd., Class A	67,449	445,838
World Fuel Services Corp.	3,385	162,311

		3,203,620

Paper & Forest Products—1.1%
Clearwater Paper Corp. (b)	1,385	79,361
Deltic Timber Corp.	2,285	154,557
Mercer International, Inc. (b)	55,745	762,592
Neenah Paper, Inc. (a)	890	52,474

		1,048,984

Personal Products—0.1%
Coty, Inc., Class A (b)	3,745	119,728

Pharmaceuticals—4.7%
ANI Pharmaceuticals, Inc. (b)	7,837	486,286
Cempra, Inc. (b)	933	32,058
Depomed, Inc. (b)	11,593	248,786
Horizon Pharma PLC (b)	30,910	1,073,813
IGI Laboratories, Inc. (b)	5,954	37,510
Impax Laboratories, Inc. (b)	3,344	153,557
Intersect ENT, Inc. (b)	6,864	196,516
Lannett Co., Inc. (b)	11,250	668,700
Omeros Corp. (b)	2,023	36,394
Pernix Therapeutics Holdings, Inc. (b)	4,824	28,558
Phibro Animal Health Corp., Class A	7,777	302,836
Prestige Brands Holdings, Inc. (b)	14,725	680,884
Supernus Pharmaceuticals, Inc. (b)	11,984	203,488
Tetraphase Pharmaceuticals, Inc. (b)	3,154	149,626

		4,299,012

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	81

Schedule of Investments

June 30, 2015

	Shares	Value
Professional Services—0.4%
FTI Consulting, Inc. (b)	3,730	$153,825
GP Strategies Corp. (b)	1,320	43,877
ICF International, Inc. (b)	3,722	129,749

		327,451

Real Estate Investment Trust—2.3%
American Capital Mortgage Investment Corp.	3,610	57,724
Anworth Mortgage Asset Corp.	33,610	165,697
Capstead Mortgage Corp.	27,715	307,637
Cedar Realty Trust, Inc.	5,518	35,315
Chimera Investment Corp.	9,499	130,231
CYS Investments, Inc.	18,000	139,140
Five Oaks Investment Corp.	5,750	48,013
Gladstone Commercial Corp.	3,915	64,833
Hatteras Financial Corp.	9,970	162,511
Healthcare Realty Trust, Inc.	1,640	38,146
Invesco Mortgage Capital, Inc.	38,335	548,957
New Residential Investment Corp.	15,005	228,676
Resource Capital Corp.	10,540	40,790
Strategic Hotels & Resorts, Inc. (b)	11,200	135,744

		2,103,414

Real Estate Management & Development—0.6%
Kennedy-Wilson Holdings, Inc.	22,494	553,128

Road & Rail—0.2%
Celadon Group, Inc.	1,618	33,460
Covenant Transportation Group, Inc., Class A (b)	1,154	28,919
Ryder System, Inc.	1,839	160,674

		223,053

Semiconductors & Semiconductor Equipment—4.0%
Advanced Energy Industries, Inc. (b)	30,890	849,166
Cirrus Logic, Inc. (b)	26,740	909,962
Cypress Semiconductor Corp.	13,634	160,336
DSP Group, Inc. (b)	6,400	66,112
FormFactor, Inc. (b)	5,633	51,824
Inphi Corp. (b)	9,066	207,249
Kulicke & Soffa Industries, Inc. (b)	10,218	119,653
M/A-COM Technology Solutions Holdings, Inc. (b)	5,315	203,299
MaxLinear, Inc., Class A (b)	3,370	40,777
Mellanox Technologies Ltd. (b)	3,589	174,389
PDF Solutions, Inc. (b)	2,068	33,088
Qorvo, Inc. (b)	1,667	133,810
SunEdison, Inc. (b)	7,776	232,580
Synaptics, Inc. (b)	1,704	147,796
Tower Semiconductor Ltd. (b)	16,395	253,139
Xcerra Corp. (b)	14,217	107,623

		3,690,803

Software—6.2%
ACI Worldwide, Inc. (b)	8,450	207,616
Aspen Technology, Inc. (b)	2,665	121,391
Cadence Design Systems, Inc. (b)	8,966	176,272
Callidus Software, Inc. (b)	15,731	245,089
ePlus, Inc. (b)	596	45,683
Guidewire Software, Inc. (b)	2,305	122,004
Infoblox, Inc. (b)	5,354	140,328
Jive Software, Inc. (b)	140,455	737,389
Manhattan Associates, Inc. (b)	10,960	653,764
Mentor Graphics Corp.	9,124	241,147
MicroStrategy, Inc., Class A (b)	4,360	741,549
Progress Software Corp. (b)	26,735	735,212

	Shares	Value
Proofpoint, Inc. (b)	1,708	$108,748
PTC, Inc. (b)	4,389	180,037
Rubicon Project, Inc. (b)	24,380	364,725
Silver Spring Networks, Inc. (b)	3,311	41,090
Synchronoss Technologies, Inc. (b)	3,631	166,046
Take-Two Interactive Software, Inc. (b)	5,851	161,312
Telenav, Inc. (b)	3,987	32,095
Ultimate Software Group, Inc. (b)	1,338	219,887
Verint Systems, Inc. (b)	4,041	245,471

		5,686,855

Specialty Retail—5.8%
American Eagle Outfitters, Inc.	40,414	695,929
Big 5 Sporting Goods Corp.	4,314	61,302
Chico’s FAS, Inc.	3,130	52,052
Citi Trends, Inc. (b)	1,820	44,044
CST Brands, Inc.	2,145	83,784
DSW, Inc., Class A	4,565	152,334
Express, Inc. (b)	45,770	828,895
GameStop Corp., Class A	965	41,456
Group 1 Automotive, Inc.	7,460	677,592
Kirkland’s, Inc.	24,623	686,243
Monro Muffler Brake, Inc.	610	37,918
Penske Automotive Group, Inc.	5,859	305,312
Rent-A-Center, Inc.	2,095	59,393
Select Comfort Corp. (b)	23,556	708,329
Shoe Carnival, Inc.	30,461	879,104
Tilly’s, Inc., Class A (b)	2,477	23,953
West Marine, Inc. (b)	3,640	35,090

		5,372,730

Technology Hardware, Storage & Peripherals—1.1%
Electronics for Imaging, Inc. (b)	3,767	163,902
QLogic Corp. (b)	44,575	632,519
Quantum Corp. (b)	21,482	36,090
Super Micro Computer, Inc. (b)	5,291	156,508

		989,019

Textiles, Apparel & Luxury Goods—1.4%
Columbia Sportswear Co.	650	39,299
Crocs, Inc. (b)	3,470	51,044
Fossil Group, Inc. (b)	780	54,101
Oxford Industries, Inc.	3,430	299,953
Unifi, Inc. (b)	25,612	858,002
Vince Holding Corp. (b)	2,405	28,812

		1,331,211

Thrifts & Mortgage Finance—5.9%
America First Multifamily Investors L.P.	41,710	231,490
Beneficial Bancorp, Inc. (b)	53,255	665,155
Capitol Federal Financial, Inc.	11,615	139,845
Charter Financial Corp.	30,555	379,187
Clifton Bancorp, Inc.	10,060	140,739
Dime Community Bancshares, Inc.	2,740	46,416
Flagstar Bancorp, Inc. (b)	36,335	671,471
HomeStreet, Inc. (b)	35,955	820,493
LendingTree, Inc. (b)	4,183	328,826
Meridian Bancorp, Inc. (b)	3,659	49,067
Meta Financial Group, Inc.	8,030	344,648
Northfield Bancorp, Inc.	11,155	167,883
Northwest Bancshares, Inc.	30,690	393,446
Territorial Bancorp, Inc.	1,835	44,517
TFS Financial Corp.	7,890	132,710
Walker & Dunlop, Inc. (b)	25,544	683,046
Waterstone Financial, Inc.	11,505	151,866

		5,390,805

	Shares	Value
Tobacco—0.5%
Universal Corp. (a)	1,770	$101,456
Vector Group Ltd.	13,525	317,297

		418,753

Trading Companies & Distributors—1.4%
Air Lease Corp.	4,186	141,905
Aircastle Ltd.	24,850	563,350
Kaman Corp.	4,070	170,696
MSC Industrial Direct Co., Inc., Class A	5,495	383,386
Watsco, Inc.	310	38,359

		1,297,696

Transportation Infrastructure—0.3%
Macquarie Infrastructure Corp.	3,004	248,221

Wireless Telecommunication Services—0.8%
Telephone & Data Systems, Inc.	25,865	760,431

Total Common Stock (cost—$81,910,264)		90,167,271

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $1,930,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $1,971,744 including accrued interest
(cost—$1,930,000)	$1,930	1,930,000

Total Investments (cost—$83,840,264)—100.0%		92,097,271

Liabilities in excess of other assets—(0.0)%		(11,904)

Net Assets—100.0%		$92,085,367

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

82	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

AllianzGI Technology Fund

	Shares	Value
Common Stock—95.5%
Automobiles—4.6%
Tesla Motors, Inc. (b)(d)	237,110	$63,607,129

Chemicals—0.0%
Monsanto Co.	100	10,659

Communications Equipment—6.7%
Alcatel-Lucent ADR (d)	100	362
Cisco Systems, Inc. (b)	810,500	22,256,330
JDS Uniphase Corp. (d)	100	1,158
Juniper Networks, Inc.	100	2,597
Motorola Solutions, Inc.	100	5,734
Palo Alto Networks, Inc. (d)	401,850	70,203,195
QUALCOMM, Inc.	100	6,263

		92,475,639

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (d)	6,000	147,120

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	4,661

Electrical Equipment—2.0%
Nidec Corp.	261,400	19,562,602
SolarCity Corp. (d)	137,700	7,373,835

		26,936,437

Electronic Equipment, Instruments & Components—4.2%
CDW Corp.	510,600	17,503,368
Corning, Inc.	248,015	4,893,336
Fitbit, Inc., Class A (d)	40,835	1,561,122
Flextronics International Ltd. (d)	1,134,405	12,830,120
IPG Photonics Corp. (d)	64,530	5,496,343
Keyence Corp.	8,030	4,327,981
LG Display Co., Ltd.	1,000	23,089
Murata Manufacturing Co., Ltd.	54,300	9,476,181
Samsung Electro-Mechanics Co., Ltd.	170	7,776
TPK Holding Co., Ltd.	100	579
Yaskawa Electric Corp.	165,500	2,116,820

		58,236,715

Health Care Equipment & Supplies—0.3%
Hoya Corp.	102,800	4,117,111

Household Durables—0.5%
Harman International Industries, Inc.	56,500	6,720,110

Internet & Catalog Retail—8.6%
Amazon.com, Inc. (d)	99,530	43,204,978
Expedia, Inc.	140,200	15,330,870
JD.com, Inc. ADR (d)	240,400	8,197,640
Netflix, Inc. (d)	30,740	20,194,336
Priceline Group, Inc. (d)	11,000	12,665,070
Rakuten, Inc.	1,000	16,144
TripAdvisor, Inc. (d)	14,045	1,223,881
Vipshop Holdings Ltd. ADR (d)	781,250	17,382,812

		118,215,731

Internet Software & Services—13.9%
58.com, Inc. ADR (d)	100	6,406
Akamai Technologies, Inc. (d)	71,100	4,964,202
Alibaba Group Holding Ltd. ADR (d)	144,900	11,920,923
Autohome, Inc. ADR (d)	4,968	251,083

	Shares	Value
Baidu, Inc. ADR (d)	100	$19,908
Cornerstone OnDemand, Inc. (d)	100	3,480
Criteo S.A. ADR (d)	727,860	34,697,086
eBay, Inc. (b)(d)	35,085	2,113,520
Facebook, Inc., Class A (d)	715,345	61,351,564
GoDaddy, Inc., Class A (d)	200,525	5,652,800
Google, Inc., Class A (b)(d)	22,100	11,934,884
Google, Inc., Class C (d)	16,445	8,559,787
LinkedIn Corp., Class A (d)	100	20,663
NAVER Corp.	100	56,764
NetEase, Inc. ADR	150,200	21,758,723
Phoenix New Media Ltd. ADR (d)	100	792
Qihoo 360 Technology Co., Ltd. ADR (d)	100	6,769
Rackspace Hosting, Inc. (d)	100	3,719
SINA Corp. (d)	100	5,356
SouFun Holdings Ltd. ADR	1,300,890	10,940,485
Tencent Holdings Ltd.	870,800	17,424,221
Twitter, Inc. (d)	100	3,622
Yahoo!, Inc. (d)	100	3,929
Yelp, Inc. (d)	100	4,303
Zillow Group, Inc., Class A (d)	100	8,674

		191,713,663

IT Services—9.4%
Alliance Data Systems Corp. (d)	8,090	2,361,794
Amadeus IT Holding S.A., Class A	196,900	7,860,288
Cognizant Technology Solutions Corp., Class A (d)	518,275	31,661,420
Computer Sciences Corp.	92,160	6,049,382
Fidelity National Information Services, Inc.	49,000	3,028,200
Fiserv, Inc. (d)	95,625	7,920,619
Mastercard, Inc., Class A	225,500	21,079,740
Tata Consultancy Services Ltd.	1,000	40,122
Visa, Inc., Class A (b)	724,125	48,624,994

		128,626,559

Media—0.0%
Comcast Corp., Class A	100	6,014

Real Estate Investment Trust—0.0%
American Tower Corp.	100	9,329

Semiconductors & Semiconductor Equipment—12.9%
Advanced Micro Devices, Inc. (d)	100	240
Analog Devices, Inc. (b)	216,225	13,878,402
Applied Materials, Inc.	100	1,922
Atmel Corp.	100	986
Avago Technologies Ltd. (b)	228,750	30,407,737
Broadcom Corp., Class A	278,325	14,330,954
Canadian Solar, Inc. (d)	149,200	4,267,120
Infineon Technologies AG (c)	680,000	8,438,521
Intel Corp.	100	3,041
Lam Research Corp.	222,925	18,134,949
Marvell Technology Group Ltd.	180,400	2,378,574
MediaTek, Inc.	1,000	13,670
Micron Technology, Inc. (b)(d)	155,485	2,929,337
NXP Semiconductors NV (d)	100	9,820
Qorvo, Inc. (d)	98,800	7,930,676
SK Hynix, Inc.	1,000	37,902

	Shares	Value
Skyworks Solutions, Inc.	597,850	$62,236,185
SunEdison, Inc. (d)	166,400	4,977,024
SunPower Corp. (d)	222,815	6,330,174
Taiwan Semiconductor Manufacturing Co., Ltd.	206,000	937,015
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,200	118,092
Teradyne, Inc.	100	1,929
Veeco Instruments, Inc. (d)	100	2,874
Xilinx, Inc.	100	4,416

		177,371,560

Software—25.3%
Activision Blizzard, Inc.	100	2,421
Adobe Systems, Inc. (d)	268,375	21,741,059
Aspen Technology, Inc. (d)	41,840	1,905,812
Check Point Software Technologies Ltd. (d)	100	7,955
Dassault Systemes	57,200	4,152,386
Electronic Arts, Inc. (d)	112,275	7,466,287
FireEye, Inc. (d)	684,145	33,461,532
Fortinet, Inc. (d)	394,325	16,297,452
Imperva, Inc. (d)	280,935	19,019,299
Infoblox, Inc. (d)	263,413	6,904,055
Intuit, Inc.	122,100	12,304,017
Microsoft Corp. (b)	979,545	43,246,912
Mobileye NV (d)	19,590	1,041,600
NetSuite, Inc. (d)	100	9,175
Oracle Corp. (b)	599,635	24,165,290
Proofpoint, Inc. (d)	297,645	18,951,057
Qualys, Inc. (d)	126,985	5,123,845
Sage Group PLC	580,600	4,673,553
Salesforce.com, Inc. (d)	193,860	13,498,472
SAP SE ADR	72,835	5,115,202
ServiceNow, Inc. (d)	793,585	58,971,301
Splunk, Inc. (d)	350,880	24,428,266
Symantec Corp.	100	2,325
Tableau Software, Inc., Class A (d)	217,000	25,020,100
Workday, Inc., Class A (d)	100	7,639
Zendesk, Inc. (d)	100	2,221

		347,519,233

Technology Hardware, Storage & Peripherals—7.1%
Apple, Inc. (b)	513,900	64,455,907
Asustek Computer, Inc.	264,000	2,571,088
Canon, Inc.	145,100	4,706,809
Catcher Technology Co., Ltd.	1,000	12,502
Diebold, Inc.	100	3,500
EMC Corp.	100	2,639
FUJIFILM Holdings Corp.	79,500	2,837,198
Hewlett-Packard Co.	100	3,001
Lenovo Group Ltd.	455,000	629,067
NEC Corp.	16,000	48,418
NetApp, Inc.	168,200	5,308,392
Samsung Electronics Co., Ltd.	100	113,459
SanDisk Corp.	100	5,822
Seagate Technology PLC	100	4,750
Western Digital Corp.	207,705	16,288,226

		96,990,778

Total Common Stock (cost—$992,782,881)		1,312,708,448

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,847
iShares MSCI Emerging Markets Index	100	3,962

Total Exchange-Traded Funds (cost—$5,747)		5,809

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	83

Schedule of Investments

June 30, 2015

	Principal Amount (000s)	Value
Repurchase Agreements—3.9%

State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $53,451,000; collateralized by U.S. Treasury Notes, 1.75%—2.125%, due 10/31/21—2/28/22, valued at $54,524,575 including accrued interest

(cost—$53,451,000)	$53,451	$53,451,000

	Contracts
Options Purchased (d)(e)— 1.1%
Call Options—1.1%
Apple, Inc., strike price $118.57, expires 1/15/16	2,101	2,657,765
strike price $140.00, expires 1/20/17	1,737	1,910,700
Autodesk, Inc., strike price $65.00, expires 1/20/17	1,900	593,750
eBay, Inc., strike price $60.00, expires 1/20/17	5,904	4,664,160
Intuit, Inc., strike price $95.00, expires 1/15/16	2,562	2,523,570
Microsoft Corp., strike price $50.00, expires 1/15/16	6,800	540,600
strike price $52.50, expires 1/20/17	6,000	1,116,000
Sunpower Corp., strike price $35.00, expires 1/15/16	7,254	881,361

		14,887,906

Put Options—0.0%
International Business Machines Corp., strike price $150.00, expires 1/15/16	1,050	522,375

Total Options Purchased (cost—$17,244,930)		15,410,281

Total Investments, before options written and securities sold short (cost—$1,063,484,558)—100.5%		1,381,575,538

Options Written (d)(e)— (1.1)%
Call Options—(0.3)%
International Business Machines Corp., strike price $170.00, expires 1/15/16	1,050	(553,875)
Tesla Motors, Inc., strike price $265.00, expires 9/18/15	1,950	(3,797,625)

		(4,351,500)

Put Options—(0.8)%
Apple, Inc., strike price $98.57, expires 1/15/16	2,101	(290,988)
strike price $115.00, expires 1/20/17	1,737	(2,062,688)
Autodesk, Inc., strike price $50.00, expires 1/20/17	1,900	(1,377,500)

	Contracts	Value
eBay, Inc., strike price $50.00, expires 1/20/17	5,904	$(1,664,928)
Intuit, Inc., strike price $75.00, expires 1/15/16	2,562	(185,745)
Microsoft Corp., strike price $40.00, expires 1/15/16	6,800	(1,003,000)
strike price $43.00, expires 1/20/17	6,000	(3,045,000)
Pandora Media, Inc., strike price $13.00, expires 1/15/16	2,158	(249,249)
strike price $15.00, expires 1/15/16	3,318	(661,941)
Sunpower Corp., strike price $20.00, expires 1/15/16	7,254	(457,002)
VMware, Inc., strike price $70.00, expires 7/17/15	1,674	(12,555)

		(11,010,596)

Total Options Written (premiums received—$19,551,433)		(15,362,096)

	Shares
Securities Sold Short—(0.8)%
Common Stock—(0.8)%
Communications Equipment—(0.0)%
Nokia Oyj ADR	9,770	(66,924)

IT Services—(0.0)%
International Business Machines Corp.	100	(16,266)

Semiconductors & Semiconductor Equipment—(0.7)%
Cypress Semiconductor Corp.	100	(1,176)
Integrated Device Technology, Inc. (d)	140,000	(3,038,000)
Texas Instruments, Inc.	113,525	(5,847,673)

		(8,886,849)

Software—(0.1)%
Citrix Systems, Inc. (d)	22,192	(1,556,991)

Total Securities Sold Short (proceeds received—$9,878,441)		(10,527,030)

Total Investments, net of options written and securities sold short (cost—$1,034,054,684) (a)—98.6%		1,355,686,412

Other assets less other liabilities—1.4%		18,996,811

Net Assets—100.0%		$1,374,683,223

Notes to Schedule of Investments:

(a) Securities (net of securities sold short) with an aggregate value of $94,161,144, representing 6.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

84	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2015

AllianzGI U.S. Managed Volatility Fund

	Shares	Value
Common Stock—99.4%
Banks—1.8%
BOK Financial Corp.	16,795	$1,168,596
Citizens Financial Group, Inc.	7,735	211,243

		1,379,839

Beverages—5.5%
Coca-Cola Co.	52,485	2,058,986
PepsiCo, Inc.	23,935	2,234,093

		4,293,079

Biotechnology—0.4%
Myriad Genetics, Inc. (a)	8,445	287,046

Capital Markets—2.2%
Interactive Brokers Group, Inc., Class A	41,405	1,720,792

Chemicals—1.5%
Praxair, Inc.	4,985	595,957
Scotts Miracle-Gro Co., Class A	9,930	587,955

		1,183,912

Commercial Services & Supplies—3.9%
Covanta Holding Corp.	51,865	1,099,019
Republic Services, Inc.	10,980	430,087
Stericycle, Inc. (a)	11,080	1,483,723

		3,012,829

Containers & Packaging—0.3%
Silgan Holdings, Inc.	4,720	249,027

Diversified Financial Services—3.5%
CBOE Holdings, Inc.	21,525	1,231,660
CME Group, Inc.	11,360	1,057,162
FNFV Group (a)	26,205	403,033

		2,691,855

Diversified Telecommunication Services—5.5%
AT&T, Inc.	46,355	1,646,530
CenturyLink, Inc.	13,815	405,885
Verizon Communications, Inc.	46,745	2,178,784

		4,231,199

Electric Utilities—5.4%
Edison International	4,800	266,784
ITC Holdings Corp.	52,470	1,688,485
Southern Co.	53,025	2,221,747

		4,177,016

Electronic Equipment, Instruments & Components—0.3%
Dolby Laboratories, Inc., Class A	6,225	247,008

Energy Equipment & Services—0.4%
Frank’s International NV	18,600	350,424

Food & Staples Retailing—3.2%
Kroger Co.	4,010	290,765
Sprouts Farmers Market, Inc. (a)	9,010	243,090
Sysco Corp.	24,075	869,108
Wal-Mart Stores, Inc.	15,195	1,077,781

		2,480,744

Food Products—3.2%
Pinnacle Foods, Inc.	55,025	2,505,839

Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	11,260	787,412
Sirona Dental Systems, Inc. (a)	8,260	829,469

		1,616,881

Health Care Providers & Services—5.4%
AmerisourceBergen Corp.	7,225	768,306
DaVita HealthCare Partners, Inc. (a)	15,275	1,213,904

	Shares	Value
Laboratory Corp. of America Holdings (a)	8,050	$975,821
MEDNAX, Inc. (a)	12,015	890,432
Quest Diagnostics, Inc.	4,190	303,859

		4,152,322

Hotels, Restaurants & Leisure—0.4%
Aramark	9,430	292,047

Household Products—4.9%
Clorox Co.	21,830	2,270,757
Procter & Gamble Co.	19,080	1,492,819

		3,763,576

Insurance—5.6%
Arch Capital Group Ltd. (a)	8,840	591,926
Erie Indemnity Co., Class A	3,100	254,417
Markel Corp. (a)	2,245	1,797,527
Validus Holdings Ltd.	7,510	330,365
White Mountains Insurance Group Ltd.	2,035	1,332,803

		4,307,038

Internet Software & Services—0.4%
Twitter, Inc. (a)	9,750	353,145

IT Services—5.4%
Amdocs Ltd.	34,925	1,906,556
Automatic Data Processing, Inc.	16,115	1,292,907
Genpact Ltd. (a)	10,025	213,833
Sabre Corp.	21,415	509,677
Science Applications International Corp.	5,385	284,597

		4,207,570

Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc., Class A (a)	5,305	798,986

Media—2.4%
Madison Square Garden Co., Class A (a)	7,460	622,835
Morningstar, Inc.	7,945	632,025
Thomson Reuters Corp.	15,045	572,763

		1,827,623

Metals & Mining—0.7%
Newmont Mining Corp.	22,970	536,579

Multi-line Retail—0.3%
Kohl’s Corp.	3,445	215,691

Multi-Utilities—2.9%
Consolidated Edison, Inc.	38,250	2,213,910

Oil, Gas & Consumable Fuels—3.7%
Antero Resources Corp. (a)	10,100	346,834
Exxon Mobil Corp.	21,525	1,790,880
Range Resources Corp.	4,265	210,606
Ultra Petroleum Corp. (a)	39,520	494,790

		2,843,110

Personal Products—1.6%
Coty, Inc., Class A (a)	38,510	1,231,165

Pharmaceuticals—1.4%
Johnson & Johnson	3,695	360,115
Pfizer, Inc.	21,395	717,374

		1,077,489

Real Estate Investment Trust—12.1%
American Capital Agency Corp.	114,430	2,102,079
American Homes 4 Rent	104,715	1,679,629
Annaly Capital Management, Inc.	113,915	1,046,879
Brixmor Property Group, Inc.	78,270	1,810,385
Chimera Investment Corp.	34,986	479,658

	Shares	Value
Hatteras Financial Corp.	39,570	$644,991
MFA Financial, Inc.	28,120	207,807
Post Properties, Inc.	11,750	638,847
Spirit Realty Capital, Inc.	25,990	251,323
Starwood Property Trust, Inc.	22,640	488,345

		9,349,943

Software—1.9%
Microsoft Corp.	17,525	773,729
Nuance Communications, Inc. (a)	25,875	453,071
Zynga, Inc., Class A (a)	83,690	239,353

		1,466,153

Specialty Retail—1.4%
Bed Bath & Beyond, Inc. (a)	4,160	286,957
Chico’s FAS, Inc.	19,465	323,703
DSW, Inc., Class A	13,755	459,004

		1,069,664

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc.	9,155	1,148,266

Textiles, Apparel & Luxury Goods—0.3%
Carter’s, Inc.	2,625	279,038

Thrifts & Mortgage Finance—2.8%
Capitol Federal Financial, Inc.	126,500	1,523,060
TFS Financial Corp.	38,015	639,412

		2,162,472

Trading Companies & Distributors—0.5%
NOW, Inc. (a)	18,165	361,665

Water Utilities—2.7%
American Water Works Co., Inc.	43,175	2,099,600

Wireless Telecommunication Services—0.9%
SBA Communications Corp., Class A (a)	4,235	486,898
Sprint Corp. (a)	46,580	212,405

		699,303

Total Common Stock (cost—$77,640,295)		76,883,845

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $308,000; collateralized by U.S. Treasury Notes, 2.00%, due 10/31/21, valued at $316,181 including accrued interest
(cost—$308,000)	$308	308,000

Total Investments (cost—$77,948,295)—99.8%		77,191,845

Other assets less liabilities—0.2%		158,536

Net Assets—100.0%		$77,350,381

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	85

Statements of Assets and Liabilities

June 30, 2015

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$144,323,154	$701,788,478	$58,914,192	$200,502,674
Investments in Affiliates, at value	—	—	—	19,414,619
Cash	43,223	—	22,816	504
Foreign currency, at value	1,346,133	—	13,989	769,301
Receivable for Fund shares sold	2,618,585	822,001	363,481	291,926
Dividends and interest receivable (net of foreign withholding taxes)	505,181	82,385	71,872	128,969
Receivable for investments sold	427,264	8,852,093	1,901,855	1,296,078
Tax reclaims receivable	73,663	—	13,462	52,826
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	25,694	116,894	8,060	32,760
Unrealized appreciation of forward foreign currency contracts	1,103	—	1,179	—
Dividends receivable from Affiliates	—	—	—	62,019
Prepaid expenses and other assets	—	—	—	—
Total Assets	149,364,000	711,661,851	61,310,906	222,551,676
Liabilities:
Payable for investments purchased	3,166,550	8,956,448	3,079,318	588,568
Payable for Fund shares redeemed	113,605	564,219	27,647	456,069
Payable to custodian for cash overdraft	—	441	—	—
Investment Advisory fees payable	104,288	262,546	33,773	164,642
Administration fees payable	53,102	222,815	19,113	75,695
Trustees Deferred Compensation Plan payable (see Note 4)	25,694	116,894	8,060	32,760
Servicing fees payable	14,492	115,810	3,888	23,698
Distribution fees payable	9,414	147,194	2,879	16,273
Options written, at value	—	—	256,836	—
Unrealized depreciation of forward foreign currency contracts	—	—	2,787	2,634
Accrued expenses and other liabilities	250,004	662	49	200
Total Liabilities	3,737,149	10,387,029	3,434,350	1,360,539
Net Assets	$145,626,851	$701,274,822	$57,876,556	$221,191,137
Net Assets Consist of:
Paid-in-capital	$197,275,558	$466,302,546	$64,890,989	$189,444,255
Undistributed (dividends in excess of) net investment income	1,471,791	(840,016)	226,659	(483,990)
Accumulated net realized gain (loss)	(62,735,001)	38,029,242	(6,775,769)	(9,100,873)
Net unrealized appreciation (depreciation)	9,614,503	197,783,050	(465,323)	41,331,745
Net Assets	$145,626,851	$701,274,822	$57,876,556	$221,191,137
Cost of Investments	$134,413,179	$504,005,428	$59,558,209	$159,960,552
Cost of Investments in Affiliates	$—	$—	$—	$18,619,754
Cost of Foreign Currency	$1,344,079	$—	$13,834	$767,539
Premiums Received for Options Written	$—	$—	$436,665	$—

86	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$225,492,366	$3,030,159,733	$88,267,865	$314,668,363	$24,461,107
—	—	—	—	—
41	—	66,514	—	270
—	—	381,880	—	—
816,892	12,061,075	31,453	47,259	140
70,461	20,455,628	109,191	115,516	42,580
—	1,228,951	—	2,151,774	1,054,373
104,222	—	157,727	—	939
29,026	144,999	52,904	30,779	5,443
19,716	—	—	—	—
—	—	—	—	—
—	—	2,625	—	—
226,532,724	3,064,050,386	89,070,159	317,013,691	25,564,852

1,742,935	28,110,123	—	2,734,146	824,383
253,120	3,847,459	50,139	310,601	6,055
—	3,828	—	407	—
145,441	1,612,979	30,022	123,759	13,507
72,621	929,598	17,419	103,240	8,149
29,026	144,999	52,904	30,779	5,443
45,201	445,327	5,905	60,192	3,813
13,001	739,663	5,088	121,614	4,878
—	806,480	—	—	—
—	—	—	—	—
172	2,606	92	331	26
2,301,517	36,643,062	161,569	3,485,069	866,254
$224,231,207	$3,027,407,324	$88,908,590	$313,528,622	$24,698,598

$161,128,226	$3,129,557,181	$270,512,512	$250,935,116	$28,821,508
(811,807)	4,479,716	1,027,533	(1,419,882)	141,073
17,959,560	60,656,631	(186,486,803)	14,387,997	(7,697,822)
45,955,228	(167,286,204)	3,855,348	49,625,391	3,433,839
$224,231,207	$3,027,407,324	$88,908,590	$313,528,622	$24,698,598
$179,529,748	$3,197,311,863	$84,405,187	$265,042,972	$21,027,268
$—	$—	$—	$—	$—
$—	$—	$384,402	$—	$—
$—	$672,406	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	87

Statements of Assets and Liabilities (cont’d)

June 30, 2015

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$28,690,212	$297,571,643	$11,394,674	$57,589,937
Class B	—	1,396,081	—	382,671
Class C	15,068,788	227,518,677	4,578,703	25,958,966
Class D	27,300,392	14,568,684	3,024,156	30,278,498
Class R	—	14,751,618	—	—
Class P	12,229,036	16,049,791	8,127,663	26,662,324
Institutional Class	62,338,423	122,979,236	30,751,360	80,318,741
Administrative Class	—	6,439,092	—	—
Shares Issued and Outstanding:
Class A	1,107,928	6,964,291	683,889	1,278,451
Class B	—	44,277	—	9,374
Class C	597,632	7,216,071	292,112	636,070
Class D	1,040,661	401,363	181,432	672,901
Class R	—	434,764	—	—
Class P	480,741	472,952	481,761	563,660
Institutional Class	2,401,876	3,117,624	1,808,948	1,688,968
Administrative Class	—	171,565	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$25.90	$42.73	$16.66	$45.05
Class B	—	31.53	—	40.82
Class C	25.21	31.53	15.67	40.81
Class D	26.23	36.30	16.67	45.00
Class R	—	33.93	—	—
Class P	25.44	33.94	16.87	47.30
Institutional Class	25.95	39.45	17.00	47.55
Administrative Class	—	37.53	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

88	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$45,092,964	$897,529,631	$19,009,027	$98,252,926	$9,299,512
478,270	—	—	383,256	82,847
20,901,791	1,195,390,982	8,028,613	183,765,320	7,617,777
156,518,073	64,403,213	997,404	1,588,340	1,106,950
—	2,543,612	55,729	2,867,077	—
—	676,864,622	529,745	2,009,850	4,645,342
1,240,109	190,675,264	60,288,072	24,129,975	1,946,170
—	—	—	531,878	—

1,171,878	74,065,861	1,311,566	26,932,385	599,185
14,657	—	—	118,418	5,428
639,854	104,282,787	556,566	57,009,698	516,486
4,069,370	5,289,921	68,963	426,863	70,238
—	209,606	3,903	791,300	—
—	54,949,088	36,865	501,822	293,881
32,182	15,381,622	4,179,925	6,006,872	117,541
—	—	—	139,841	—

$38.48	$12.12	$14.49	$3.65	$15.52
32.63	—	—	3.24	15.26
32.67	11.46	14.43	3.22	14.75
38.46	12.17	14.46	3.72	15.76
—	12.14	14.28	3.62	—
—	12.32	14.37	4.01	15.81
38.53	12.40	14.42	4.02	16.56
—	—	—	3.80	—

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	89

Statements of Assets and Liabilities (cont’d)

June 30, 2015

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Assets:
Investments, at value	$7,986,325,300	$2,520,867,912	$613,929,101	$745,624,936
Investments in Affiliates, at value	—	26,405,964	—	—
Cash	—	—	—	152,904
Foreign currency, at value	—	5,927,177	—	1,990,652
Unrealized appreciation of forward foreign currency contracts	—	11,517	—	—
Dividends and interest receivable (net of foreign withholding taxes)	9,899,419	7,763,652	916,976	1,359,946
Receivable for investments sold	61,068,160	31,992,790	3,219,530	8,437,429
Receivable for investments in Affiliates sold	—	—	—	—
Receivable for Fund shares sold	6,493,797	2,273,660	521,090	137,662
Tax reclaims receivable	670,725	763,403	23,380	—
Dividends receivable from Affiliates	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	1,598,807	357,457	183,415	220,042
Total Assets	8,066,056,208	2,596,363,532	618,793,492	757,923,571
Liabilities:
Payable for investments purchased	72,788,842	10,997,950	—	12,442,243
Payable for investments in Affiliates purchased	—	2,552,240	—	—
Payable for Fund shares redeemed	39,393,320	13,151,739	465,355	441,730
Payable to custodian for cash overdraft	14,855	4,822	1,029	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	3,003,409	1,323,239	232,089	374,431
Distribution fees payable	681,841	118,857	62,042	129,766
Servicing fees payable	474,421	154,356	59,961	132,491
Unrealized depreciation of forward foreign currency contracts	—	6,201	—	—
Administration fees payable	1,984,378	814,591	180,188	241,488
Trustees Deferred Compensation Plan payable (see Note 4)	1,598,807	357,457	183,415	220,042
Accrued expenses and other liabilities	9,167	3,014	766	785
Total Liabilities	119,949,040	29,484,466	1,184,845	13,982,976
Net Assets	$7,946,107,168	$2,566,879,066	$617,608,647	$743,940,595
Net Assets Consist of:
Paid-in-capital	$7,107,044,482	$2,685,876,501	$866,521,414	$626,531,294
Undistributed (dividends in excess of) net investment income	(1,598,807)	15,996,422	25,530	1,365,825
Accumulated net realized gain (loss)	(366,996,293)	(173,994,927)	(363,378,393)	5,568,961
Net unrealized appreciation (depreciation)	1,207,657,786	39,001,070	114,440,096	110,474,515
Net Assets	$7,946,107,168	$2,566,879,066	$617,608,647	$743,940,595
Cost of Investments	$6,778,676,513	$2,460,741,063	$499,489,005	$634,887,620
Cost of Investments in Affiliates	$—	$47,450,672	$—	$—
Cost of Foreign Currency	$—	$5,919,841	$—	$2,132,358
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

90	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$5,609,496,325	$91,295,599	$1,373,137,017	$77,191,845
508,400,410	801,672	8,438,521	—
—	—	—	423
596,709	—	7,337,631	—
—	—	—	—
8,074,385	105,854	302,711	200,260
29,704,174	220,902	55,870,165	5,682
10,806,090	—	—	—
2,600,067	829	3,955,279	19,789
—	—	12,092	—
454,056	—	—	—
1,209,027	1,014	234,012	8,282
6,171,341,243	92,425,870	1,449,287,428	77,426,281

77,279,187	131,204	45,615,693	—
—	—	—	—
31,762,636	87,999	935,737	22,506
12,476	11	1,967	—
—	—	10,527,030	—
—	—	15,362,096	—
2,251,318	45,133	1,041,081	19,479
634,546	27,546	96,928	1,135
433,329	17,319	133,355	3,491
—	—	—	—
1,338,476	30,047	396,486	20,918
1,209,027	1,014	234,012	8,282
7,434	230	259,820	89
114,928,429	340,503	74,604,205	75,900
$6,056,412,814	$92,085,367	$1,374,683,223	$77,350,381

$4,676,264,726	$82,117,731	$909,596,316	$74,931,600
41,758,661	58,549	(7,912,591)	959,655
557,480,364	1,682,770	151,282,303	2,255,892
780,909,063	8,226,317	321,717,195	(796,766)
$6,056,412,814	$92,085,367	$1,374,683,223	$77,350,381
$4,925,717,869	$83,212,718	$1,054,796,935	$77,948,295
$387,279,737	$627,546	$8,687,623	$—
$601,372	$—	$7,252,368	$—
$—	$—	$9,878,441	$—
$—	$—	$19,551,433	$—

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	91

Statements of Assets and Liabilities (cont’d)

June 30, 2015

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Net Assets:
Class A	$1,363,171,068	$466,261,853	$145,038,480	$408,705,718
Class B	4,461,091	—	922,912	1,625,730
Class C	440,554,460	154,476,311	94,367,288	198,432,311
Class D	217,677,321	83,264,331	36,990,543	11,217,513
Class R	226,100,712	22,511,328	8,640,574	11,664,713
Class P	1,543,700,558	659,204,049	17,698,973	15,306,921
Institutional Class	3,402,950,574	1,095,976,434	312,294,483	92,289,492
Class R6	119,482,973	66,164,261	—	—
Administrative Class	628,008,411	19,020,499	1,655,394	4,698,197
Shares Issued and Outstanding:
Class A	81,709,883	21,574,574	6,765,564	15,831,509
Class B	262,523	—	42,447	70,574
Class C	26,170,627	7,227,463	4,374,985	9,089,348
Class D	12,971,911	3,859,057	1,709,315	429,418
Class R	13,578,485	1,039,141	400,020	514,373
Class P	92,052,641	30,383,689	816,559	705,398
Institutional Class	203,049,160	50,479,818	14,602,119	3,377,026
Class R6	7,138,133	3,051,775	—	—
Administrative Class	37,230,661	877,478	76,194	177,047
Net Asset Value and Redemption Price Per Share:*
Class A	$16.68	$21.61	$21.44	$25.82
Class B	16.99	—	21.74	23.04
Class C	16.83	21.37	21.57	21.83
Class D	16.78	21.58	21.64	26.12
Class R	16.65	21.66	21.60	22.68
Class P	16.77	21.70	21.68	21.70
Institutional Class	16.76	21.71	21.39	27.33
Class R6	16.74	21.68	—	—
Administrative Class	16.87	21.68	21.73	26.54

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

92	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$1,591,999,795	$38,578,969	$340,765,337	$14,377,264
5,358,446	—	965,944	100,309
259,628,865	44,067,011	130,394,856	1,692,858
82,888,975	639,765	158,585,310	513,827
97,345,333	—	—	—
106,077,395	2,143,509	53,710,028	413,045
2,866,196,004	6,656,113	617,315,117	60,253,078
235,613,215	—	—	—
811,304,786	—	72,946,631	—

61,452,588	2,095,380	5,861,068	1,022,028
215,527	—	19,325	7,677
10,822,187	2,421,847	2,609,480	131,326
3,070,051	34,798	2,769,806	36,345
3,606,364	—	—	—
3,798,732	115,959	867,805	28,320
102,191,024	359,898	9,879,806	4,114,924
8,408,758	—	—	—
31,365,487	—	1,209,575	—

$25.91	$18.41	$58.15	$14.07
24.86	—	50.00	13.07
23.99	18.20	49.98	12.89
27.00	18.38	57.27	14.14
26.99	—	—	—
27.92	18.49	61.90	14.59
28.05	18.49	62.49	14.64
28.02	—	—	—
25.87	—	60.32	—

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	93

Statements of Operations

Year ended June 30, 2015

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$3,733,396	$7,060,278	$892,777	$2,011,522
Interest	9	—	—	1
Dividends from investments in Affiliates	—	—	—	382,515
Miscellaneous	157	—	—	240
Total Investment Income	3,733,562	7,060,278	892,777	2,394,278
Expenses:
Investment advisory	1,145,527	3,041,719	358,086	1,866,122
Administration	579,973	2,589,596	201,080	855,248
Distribution — Class B	—	13,718	—	3,699
Distribution — Class C	122,512	1,679,468	30,052	176,550
Distribution — Class R	—	39,552	—	—
Servicing — Class A	68,413	718,441	26,442	131,257
Servicing — Class B	—	4,572	—	1,233
Servicing — Class C	40,837	559,823	10,017	58,850
Servicing — Class D	56,331	40,025	7,770	80,833
Servicing — Class R	—	39,552	—	—
Distribution and/or servicing — Administrative Class	—	15,276	—	—
Trustees	5,840	29,663	2,502	9,344
Excise tax	349	—	—	—
Proxy	3,257	13,211	1,035	5,711
Miscellaneous	18,202	344	2,339	2,974
Total Expenses	2,041,241	8,784,960	639,323	3,191,821
Less: Investment Advisory/Administration waived	—	—	—	—
Net Expenses	2,041,241	8,784,960	639,323	3,191,821
Net Investment Income (Loss)	1,692,321	(1,724,682)	253,454	(797,543)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,038,134	63,823,752	(136,507)	8,271,181
Investments in Affiliates	(81,322)	—	—	(524,227)
Securities sold short	—	—	—	—
Options written	—	—	565,751	—
Foreign currency transactions	(166,810)	—	(19,246)	(87,003)
Net change in unrealized appreciation/depreciation of:
Investments	(8,862,241)	7,626,445	(11,656,598)	4,298,109
Investments in Affiliates	26,319	—	—	(1,511,339)
Securities sold short	—	—	—	—
Options written	—	—	179,829	—
Foreign currency transactions	(6,396)	—	(1,497)	(2,837)
Net realized and change in unrealized gain (loss)	(6,052,316)	71,450,197	(11,068,268)	10,443,884
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(4,359,995)	$69,725,515	$(10,814,814)	$9,646,341
* Foreign withholding taxes	$442,512	$—	$51,501	$136,185

94	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value

$1,384,246	$29,051,342	$2,670,838	$2,450,238	$666,573
—	67,022,703	—	—	—
—	—	2,776	—	—
3,529	88,557	2,690	—	—
1,387,775	96,162,602	2,676,304	2,450,238	666,573

1,510,258	17,934,128	355,057	1,546,162	170,861
754,725	10,356,766	384,252	1,282,540	103,842
3,727	—	—	4,412	1,161
116,091	8,049,305	66,882	1,404,415	58,747
—	8,907	173	6,889	—
88,001	2,111,441	46,664	253,226	25,439
1,242	—	—	1,471	387
38,697	2,683,102	22,294	468,138	19,582
343,005	146,652	2,501	4,377	3,898
—	8,907	173	6,889	—
—	—	—	1,237	—
8,241	117,285	4,271	14,793	1,512
—	1,040,727	—	—	—
5,648	53,548	1,523	7,468	674
1,949	3,210	3,736	2,901	2,206
2,871,584	42,513,978	887,526	5,004,918	388,309
—	(76,468)	(177,528)	—	—
2,871,584	42,437,510	709,998	5,004,918	388,309
(1,483,809)	53,725,092	1,966,306	(2,554,680)	278,264

33,602,072	158,347,715	1,500,502	35,444,772	3,183,398
(296,863)	—	(56,490)	—	—
200,020	—	—	—	—
—	(6,298,283)	—	—	—
(46,269)	—	(129,778)	—	—

17,834,479	(161,445,673)	(5,393,293)	(9,593,953)	(3,146,587)
256,926	—	—	—	—
(5,884)	—	—	—	—
—	(412,517)	—	—	—
(8,121)	—	(12,317)	—	—
51,536,360	(9,808,758)	(4,091,376)	25,850,819	36,811
$50,052,551	$43,916,334	$(2,125,070)	$23,296,139	$315,075
$17,918	$—	$184,943	$8,737	$7,990

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	95

Statements of Operations (cont’d)

Year ended June 30, 2015

	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value
Investment Income:
Interest	$—	$—	$—	$594
Dividends, net of foreign withholding taxes*	265,411,993	89,196,837	20,176,138	19,170,131
Dividends from investments in Affiliates	—	680,931	—	—
Miscellaneous	9	—	—	—
Total Investment Income	265,412,002	89,877,768	20,176,138	19,170,725
Expenses:
Investment advisory	40,132,121	17,184,979	3,321,239	4,621,447
Administration	25,991,810	11,214,925	2,539,976	2,988,197
Distribution — Class B	43,955	—	11,108	18,723
Distribution — Class C	3,579,271	1,316,653	749,298	1,549,992
Distribution — Class R	622,604	60,335	27,049	32,847
Servicing — Class A	4,009,199	1,530,224	394,987	1,072,098
Servicing — Class B	14,652	—	3,703	6,241
Servicing — Class C	1,193,090	438,884	249,766	516,664
Servicing — Class D	584,376	234,177	96,907	31,499
Servicing — Class R	622,604	60,335	27,049	32,847
Distribution and/or servicing — Administrative Class	1,828,142	49,151	6,520	12,376
Dividends on securities sold short	—	—	—	—
Trustees	397,545	128,168	33,547	34,413
Excise tax	—	—	—	9,407
Proxy	251,253	75,850	27,204	22,736
Miscellaneous	330,267	137,119	8,014	324
Total Expenses	79,600,889	32,430,800	7,496,367	10,949,811
Less: Investment Advisory/Administration waived	(355,658)	(693,928)	—	—
Net Expenses	79,245,231	31,736,872	7,496,367	10,949,811
Net Investment Income (Loss)	186,166,771	58,140,896	12,679,771	8,220,914
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	966,411,263	20,438,142	126,455,813	112,835,403
Investments in Affiliates	—	—	—	—
Securities sold short	—	—	—	—
Futures contracts	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(692,946)	—	(87,009)
Payments from Affiliates (See Note 11)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(1,174,448,894)	(307,431,452)	(113,548,492)	(102,320,687)
Investments in Affiliates	—	(21,044,708)	—	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(213,313)	—	(144,474)
Net realized and change in unrealized gain (loss)	(208,037,631)	(308,944,277)	12,907,321	10,283,233
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(21,870,860)	$(250,803,381)	$25,587,092	$18,504,147
* Foreign withholding taxes	$6,040,203	$8,591,903	$280,937	$294,280

96	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility

$—	$—	$—	$—
137,135,371	573,618	9,392,130	2,526,010
39,897,313	12,225	—	—
—	—	2,225	—
177,032,684	585,843	9,394,355	2,526,010

41,465,375	220,510	11,981,650	259,029
20,152,314	128,893	4,589,631	277,064
54,058	—	10,768	1,269
2,224,666	105,306	965,421	14,686
283,567	—	—	—
4,756,609	30,660	838,595	37,073
18,019	—	3,589	423
741,555	35,102	321,807	4,895
257,783	576	407,251	1,624
283,567	—	—	—
2,433,558	—	171,015	—
—	—	480,360	—
313,914	1,136	58,008	4,330
—	—	—	—
139,942	198	31,795	822
41,227	579	268,418	1,233
73,166,154	522,960	20,128,308	602,448
(4,373,145)	(18,243)	—	—
68,793,009	504,717	20,128,308	602,448
108,239,675	81,126	(10,733,953)	1,923,562

988,158,806	1,876,782	234,498,881	6,336,771
90,920,375	(220,237)	(21,725)	—
—	—	(7,676,912)	—
—	—	(66,529)	—
—	—	16,872,229	—
784,249	—	(1,424,030)	—
35,528	—	—	—

(1,231,358,542)	2,371,244	(92,862,220)	(5,912,950)
(237,862,713)	173,847	(234,174)	—
—	—	(1,551,453)	—
—	—	(5,592,848)	—
(8,734)	—	30,701	—
(389,331,031)	4,201,636	141,971,920	423,821
$(281,091,356)	$4,282,762	$131,237,967	$2,347,383
$1,129,869	$229	$409,408	$4,876

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	97

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,692,321	$1,556,591	$(1,724,682)	$(690,854)
Net realized gain	2,790,002	6,855,668	63,823,752	58,655,325
Net change in unrealized appreciation/depreciation	(8,842,318)	7,684,959	7,626,445	83,277,224
Net increase (decrease) in net assets resulting from investment operations	(4,359,995)	16,097,218	69,725,515	141,241,695
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(342,236)	(391,494)	(1,175,303)	(154,822)
Class B	—	—	(1)	(3)
Class C	(69,162)	(86,654)	(55,288)	(67)
Class D	(376,314)	(159,928)	(81,114)	(14,971)
Class R	—	—	(64,419)	(5,642)
Class P	(64,761)	(30,509)	(151,448)	(54,244)
Institutional Class	(1,036,641)	(1,081,226)	(970,094)	(189,558)
Administrative Class	—	—	(41,926)	(1)
Net realized capital gains:
Class A	—	—	(23,275,914)	(19,580,548)
Class B	—	—	(195,200)	(282,136)
Class C	—	—	(24,162,384)	(21,308,450)
Class D	—	—	(1,368,336)	(648,482)
Class R	—	—	(1,633,435)	(1,434,132)
Class P	—	—	(1,651,324)	(1,266,256)
Institutional Class	—	—	(9,502,632)	(4,032,319)
Administrative Class	—	—	(560,098)	(413,706)
Total dividends and distributions to shareholders	(1,889,114)	(1,749,811)	(64,888,916)	(49,385,337)
Fund Share Transactions:
Net proceeds from the sale of shares	76,954,626	33,650,447	108,154,571	72,324,614
Issued in reorganization	—	—	—	65,997,541
Issued in reinvestment of dividends and distributions	1,755,726	1,628,133	57,667,647	43,130,753
Cost of shares redeemed	(54,462,274)	(52,993,894)	(126,141,366)	(83,180,852)
Net increase (decrease) from Fund share transactions	24,248,078	(17,715,314)	39,680,852	98,272,056
Total increase (decrease) in net assets	17,998,969	(3,367,907)	44,517,451	190,128,414
Net Assets:
Beginning of year	127,627,882	130,995,789	656,757,371	466,628,957
End of year*	$145,626,851	$127,627,882	$701,274,822	$656,757,371
* Including undistributed (dividends in excess of) net investment income of:	$1,471,791	$1,172,029	$(840,016)	$(719,127)

98	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014

$253,454	$66,071	$(797,543)	$(807,662)	$(1,483,809)	$(895,413)
409,998	3,582,883	7,659,951	10,558,757	33,458,960	32,611,869
(11,478,266)	8,186,189	2,783,933	19,206,644	18,077,400	10,516,366
(10,814,814)	11,835,143	9,646,341	28,957,739	50,052,551	42,232,822

(5)	(33,854)	—	—	—	—
—	—	—	—	—	—
(20)	(2)	—	—	—	—
(2)	(11,073)	—	—	—	—
—	—	—	—	—	—
(4,800)	(5,276)	—	—	—	—
(52,697)	(201,572)	—	—	—	—
—	—	—	—	—	—

—	—	—	—	(4,341,823)	(4,191,074)
—	—	—	—	(76,395)	(111,562)
—	—	—	—	(2,400,557)	(1,973,624)
—	—	—	—	(17,978,780)	(19,354,183)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(57,524)	(251,777)	—	—	(24,797,555)	(25,630,443)

34,154,824	12,728,241	99,688,782	121,887,731	47,198,922	10,563,205
—	—	—	—	—	—
55,034	236,634	—	—	23,758,565	24,521,115
(18,128,475)	(12,795,326)	(87,308,631)	(53,743,949)	(32,489,123)	(25,114,412)
16,081,383	169,549	12,380,151	68,143,782	38,468,364	9,969,908
5,209,045	11,752,915	22,026,492	97,101,521	63,723,360	26,572,287

52,667,511	40,914,596	199,164,645	102,063,124	160,507,847	133,935,560
$57,876,556	$52,667,511	$221,191,137	$199,164,645	$224,231,207	$160,507,847
$226,659	$49,975	$(483,990)	$(359,344)	$(811,807)	$(297,173)

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	99

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI International Managed Volatility

	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$53,725,092	$39,249,028	$1,966,306	$3,015,875
Net realized gain	152,049,432	165,081,547	1,314,234	3,614,973
Net change in unrealized appreciation/depreciation	(161,858,190)	68,247,031	(5,405,610)	7,725,958
Net increase (decrease) in net assets resulting from investment operations	43,916,334	272,577,606	(2,125,070)	14,356,806
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(17,469,425)	(13,511,924)	(659,238)	(496,832)
Class B	—	—	—	—
Class C	(21,517,690)	(13,195,078)	(238,991)	(195,357)
Class D	(1,227,036)	(836,755)	(34,447)	(27,083)
Class R	(79,102)	(65,370)	(3,305)	(1,415)
Class P	(12,804,936)	(6,313,426)	(18,580)	(18,398)
Institutional Class	(3,693,718)	(3,083,946)	(2,413,482)	(1,597,425)
Class R6	—	—	—	—
Administrative Class**	—	—	—	(274)
Net realized capital gains:
Class A	(53,386,819)	(41,772,366)	—	—
Class B	—	—	—	—
Class C	(71,917,628)	(44,361,414)	—	—
Class D	(3,695,254)	(2,548,679)	—	—
Class R	(213,783)	(200,640)	—	—
Class P	(37,997,341)	(19,094,218)	—	—
Institutional Class	(10,886,026)	(9,025,034)	—	—
Administrative Class**	—	—	—	—
Total dividends and distributions to shareholders	(234,888,758)	(154,008,850)	(3,368,043)	(2,336,784)
Fund Share Transactions:
Net proceeds from the sale of shares	1,327,476,420	1,286,395,620	21,115,629	24,605,664
Issued in reinvestment of dividends and distributions	194,511,555	126,395,327	3,003,618	2,100,165
Cost of shares redeemed	(761,709,847)	(402,934,580)	(23,742,269)	(21,033,346)
Net increase (decrease) from Fund share transactions	760,278,128	1,009,856,367	376,978	5,672,483
Total increase (decrease) in net assets	569,305,704	1,128,425,123	(5,116,135)	17,692,505
Net Assets:
Beginning of year	2,458,101,620	1,329,676,497	94,024,725	76,332,220
End of year*	$3,027,407,324	$2,458,101,620	$88,908,590	$94,024,725
* Including undistributed (dividends in excess of) net investment income of:	$4,479,716	$7,461,552	$1,027,533	$1,978,773

**	AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value each liquidated its Administrative Class on May 21, 2014.
***	For the period December 19, 2013 through June 30, 2014.

100	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Mid-Cap		AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value

Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014

$(2,554,680)	$(1,935,764)	$278,264	$308,892	$186,166,771	$184,037,852
35,444,772	59,159,181	3,183,398	2,445,700	966,411,263	621,326,988
(9,593,953)	8,743,182	(3,146,587)	2,808,210	(1,174,448,894)	1,105,317,918
23,296,139	65,966,599	315,075	5,562,802	(21,870,860)	1,910,682,758

—	—	(105,374)	(204,962)	(30,043,283)	(36,331,638)
—	—	(1)	(1,425)	(59,587)	(137,927)
—	—	(50,547)	(65,219)	(5,633,983)	(5,827,970)
—	—	(18,505)	(20,167)	(4,507,751)	(5,224,507)
—	—	—	—	(4,211,400)	(4,663,795)
—	—	(93,118)	(62,316)	(36,421,774)	(30,625,514)
—	—	(15,581)	(12,286)	(89,139,151)	(92,307,543)
—	—	—	—	(2,034,427)	(5,724	)***
—	—	—	(426)	(14,348,871)	(17,874,457)

(13,741,186)	—	—	—	—	—
(89,209)	—	—	—	—	—
(28,213,813)	—	—	—	—	—
(231,838)	—	—	—	—	—
(363,544)	—	—	—	—	—
(265,150)	—	—	—	—	—
(4,149,780)	—	—	—	—	—
(61,058)	—	—	—	—	—
(47,115,578)	—	(283,126)	(366,801)	(186,400,227)	(192,999,075)

16,953,965	13,714,529	9,947,753	5,184,198	2,003,920,720	1,684,358,983
39,883,850	—	257,291	331,174	161,953,892	170,443,454
(60,905,622)	(50,993,738)	(11,466,864)	(9,083,578)	(3,355,957,385)	(2,778,353,713)
(4,067,807)	(37,279,209)	(1,261,820)	(3,568,206)	(1,190,082,773)	(923,551,276)
(27,887,246)	28,687,390	(1,229,871)	1,627,795	(1,398,353,860)	794,132,407

341,415,868	312,728,478	25,928,469	24,300,674	9,344,461,028	8,550,328,621
$313,528,622	$341,415,868	$24,698,598	$25,928,469	$7,946,107,168	$9,344,461,028
$(1,419,882)	$(909,715)	$141,073	$147,380	$(1,598,807)	$(1,528,839)

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	101

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Value			AllianzGI NFJ Large-Cap Value

	Year ended June 30, 2015	Year ended June 30, 2014		Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$58,140,896	$67,537,119		$12,679,771	$12,779,683
Net realized gain	19,745,196	207,715,157		126,455,813	59,576,348
Net change in unrealized appreciation/depreciation	(328,689,473)	256,340,111		(113,548,492)	76,286,244
Net increase (decrease) in net assets resulting from investment operations	(250,803,381)	531,592,387		25,587,092	148,642,275
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,015,402)	(15,993,142)		(2,429,831)	(2,751,844)
Class B	—	—		(6,327)	(24,765)
Class C	(3,234,284)	(2,472,984)		(615,519)	(884,403)
Class D	(2,398,536)	(1,848,333)		(606,972)	(620,734)
Class R	(564,621)	(403,324)		(120,559)	(136,604)
Class P	(19,688,357)	(9,407,430)		(375,446)	(211,909)
Institutional Class	(35,369,016)	(29,428,249)		(8,631,455)	(7,959,470)
Class R6	(1,303,495)	(12,062	)***	—	—
Administrative Class	(527,149)	(332,053)		(16,981)	(106,518)
Net realized capital gains:
Class A	—	—		—	—
Class B	—	—		—	—
Class C	—	—		—	—
Class D	—	—		—	—
Class R	—	—		—	—
Class P	—	—		—	—
Institutional Class	—	—		—	—
Class R6	—	—		—	—
Administrative Class	—	—		—	—
Total dividends and distributions to shareholders	(78,100,860)	(59,897,577)		(12,803,090)	(12,696,247)
Fund Share Transactions:
Net proceeds from the sale of shares	1,029,116,704	913,819,502		84,166,148	88,415,355
Issued in reorganization	—	—		—	—
Issued in reinvestment of dividends and distributions	62,503,532	49,887,858		12,190,499	12,048,739
Cost of shares redeemed	(1,369,954,214)	(1,272,360,215)		(271,145,060)	(153,178,212)
Net increase (decrease) from Fund share transactions	(278,333,978)	(308,652,855)		(174,788,413)	(52,714,118)
Total increase (decrease) in net assets	(607,238,219)	163,041,955		(162,004,411)	83,231,910
Net Assets:
Beginning of period	3,174,117,285	3,011,075,330		779,613,058	696,381,148
End of period*	$2,566,879,066	$3,174,117,285		$617,608,647	$779,613,058
* Including undistributed net investment income of:	$15,996,422	$26,234,050		$25,530	$148,849

**	Commencement of operations.
***	For the period December 19, 2013 through June 30, 2014.

102	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value		AllianzGI Small-Cap Blend

Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Period from July 2, 2013** through June 30, 2014

$8,220,914	$8,523,517	$108,239,675	$106,717,259	$81,126	$37,897
112,748,394	107,457,989	1,079,898,958	1,264,552,988	1,656,545	348,884
(102,465,161)	62,970,359	(1,469,229,989)	373,479,532	2,545,091	809,089
18,504,147	178,951,865	(281,091,356)	1,744,749,779	4,282,762	1,195,870

(6,146,306)	(3,854,552)	(48,375,001)	(24,530,670)	(264)	(178)
(14,558)	(1,238)	(128,953)	(28,553)	—	—
(2,199,409)	(868,266)	(5,784,572)	(1,480,395)	(1)	(196)
(186,512)	(99,867)	(2,523,912)	(1,280,629)	(456)	(25)
(202,001)	(115,776)	(2,408,701)	(1,112,028)	—	—
(332,618)	(96,513)	(3,238,075)	(885,418)	(55)	(38)
(1,492,264)	(1,031,791)	(91,325,488)	(53,144,549)	(35,853)	(21,904)
—	—	(2,277,892)	—	—	—
(77,964)	(49,064)	(25,216,077)	(16,002,350)	—	—

—	—	(408,522,525)	(236,232,764)	(4,603)	(320)
—	—	(1,661,594)	(1,063,825)	—	—
—	—	(67,989,591)	(37,692,561)	(2,566)	(415)
—	—	(22,199,902)	(12,740,136)	(3,527)	(77)
—	—	(23,216,837)	(14,245,656)	—	—
—	—	(25,219,014)	(8,483,671)	(569)	(77)
—	—	(670,655,491)	(377,457,661)	(299,518)	(38,733)
—	—	(15,217,478)	—	—	—
—	—	(204,451,227)	(134,692,499)	—	—
(10,651,632)	(6,117,067)	(1,620,412,330)	(921,073,365)	(347,412)	(61,963)

66,025,492	55,263,681	1,177,488,985	1,124,110,419	1,879,409	291,010
—	—	—	—	88,275,532	—
9,580,071	5,516,077	1,495,907,228	854,323,902	347,412	61,963
(147,412,360)	(135,914,810)	(2,660,726,182)	(2,456,177,915)	(8,809,010)	(70,206)
(71,806,797)	(75,135,052)	12,670,031	(477,743,594)	81,693,343	282,767
(63,954,282)	97,699,746	(1,888,833,655)	345,932,820	85,628,693	1,416,674

807,894,877	710,195,131	7,945,246,469	7,599,313,649	6,456,674	5,040,000
$743,940,595	$807,894,877	$6,056,412,814	$7,945,246,469	$92,085,367	$6,456,674
$1,365,825	$9,935,561	$41,758,661	$102,145,231	$58,549	$16,919

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	103

Statements of Changes in Net Assets (cont’d)

	AllianzGI Technology		AllianzGI U.S. Managed Volatility

	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(10,733,953)	$(10,127,895)	$1,923,562	$1,144,808
Net realized gain	242,181,914	187,199,345	6,336,771	5,905,076
Net change in unrealized appreciation/depreciation	(100,209,994)	169,018,998	(5,912,950)	2,740,907
Net increase in net assets resulting from investment operations	131,237,967	346,090,448	2,347,383	9,790,791
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(194,046)	(177,068)
Class B	—	—	(1)	(1)
Class C	—	—	(15,158)	(8,177)
Class D	—	—	(7,781)	(5,760)
Class P	—	—	(6,930)	(1,416)
Institutional Class	—	—	(1,479,917)	(658,375)
Administrative Class	—	—	—	(269)
Net realized capital gains:
Class A	(56,977,484)	(22,273,723)	(1,048,796)	(203,527)
Class B	(257,636)	(201,427)	(13,221)	(6,074)
Class C	(24,783,564)	(9,832,730)	(148,121)	(31,099)
Class D	(28,953,145)	(12,874,345)	(45,402)	(10,711)
Class P	(8,243,450)	(2,907,686)	(29,625)	(1,781)
Institutional Class	(93,920,470)	(35,223,005)	(6,069,950)	(658,602)
Administrative Class	(11,362,755)	(4,525,241)	—	(325)
Total dividends and distributions to shareholders	(224,498,504)	(87,838,157)	(9,058,948)	(1,763,185)
Fund Share Transactions:
Net proceeds from the sale of shares	285,977,565	308,620,725	54,819,928	37,068,257
Issued in reinvestment of dividends and distributions	212,221,123	83,429,339	8,249,934	1,525,416
Cost of shares redeemed	(315,817,299)	(368,041,606)	(58,343,754)	(22,204,082)
Net increase from Fund share transactions	182,381,389	24,008,458	4,726,108	16,389,591
Total increase (decrease) in net assets	89,120,852	282,260,749	(1,985,457)	24,417,197
Net Assets:
Beginning of year	1,285,562,371	1,003,301,622	79,335,838	54,918,641
End of year*	$1,374,683,223	$1,285,562,371	$77,350,381	$79,335,838
* Including undistributed (dividends in excess of) net investment income of:	$(7,912,591)	$(6,823,056)	$959,655	$691,877

104	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	105

Financial Highlights

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2015	$27.00	$0.35	$(1.10)	$(0.75)	$(0.35)
6/30/2014	23.96	0.30	3.06	3.36	(0.32)
6/30/2013	22.76	0.31	1.20	1.51	(0.31)
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (c)
Class C
6/30/2015	$26.25	$0.14	$(1.07)	$(0.93)	$(0.11)
6/30/2014	23.28	0.11	2.97	3.08	(0.11)
6/30/2013	22.15	0.11	1.17	1.28	(0.15)
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (c)
6/30/2011	20.18	(0.02)	7.32	7.30	— (c)
Class D
6/30/2015	$27.45	$0.33	$(1.10)	$(0.77)	$(0.45)
6/30/2014	24.33	0.35	3.05	3.40	(0.28)
6/30/2013	23.10	0.30	1.24	1.54	(0.31)
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (c)
Class P
6/30/2015	$26.63	$0.42	$(1.11)	$(0.69)	$(0.50)
6/30/2014	23.63	0.38	2.99	3.37	(0.37)
6/30/2013	22.43	0.36	1.19	1.55	(0.35)
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
Institutional Class
6/30/2015	$27.11	$0.43	$(1.11)	$(0.68)	$(0.48)
6/30/2014	24.10	0.39	3.07	3.46	(0.45)
6/30/2013	22.85	0.38	1.23	1.61	(0.36)
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

106	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$25.90		(2.76)%	$28,690	1.67%	1.67%	1.30%	99%
27.00		14.12	29,361	1.67	1.67	1.21	120
23.96		6.61	34,563	1.67	1.67	1.22	102
22.76		(18.84)	40,076	1.67	1.69	1.62	206
28.17	(d)	37.21 (d)	35,026	1.63	1.67	0.59	193

$25.21		(3.53)%	$15,069	2.42%	2.42%	0.53%	99%
26.25		13.26	18,170	2.42	2.42	0.44	120
23.28		5.84	20,746	2.42	2.42	0.47	102
22.15		(19.47)	24,985	2.42	2.44	0.85	206
27.48	(d)	36.17 (d)	22,052	2.38	2.42	(0.09)	193

$26.23		(2.77)%	$27,300	1.67%	1.67%	1.21%	99%
27.45		14.12	21,322	1.67	1.67	1.36	120
24.33		6.63	15,521	1.67	1.67	1.17	102
23.10		(18.87)	23,794	1.67	1.69	1.92	206
28.63	(d)	37.20 (d)	12,853	1.63	1.67	0.81	193

$25.44		(2.53)%	$12,229	1.42%	1.42%	1.63%	99%
26.63		14.38	2,066	1.42	1.42	1.54	120
23.63		6.90	2,594	1.42	1.42	1.46	102
22.43		(18.65)	3,598	1.42	1.44	1.71	206
27.95	(d)	37.57 (d)	1,165	1.38	1.42	0.97	193

$25.95		(2.45)%	$62,339	1.32%	1.32%	1.60%	99%
27.11		14.51	56,709	1.32	1.32	1.53	120
24.10		7.01	57,572	1.32	1.32	1.53	102
22.85		(18.56)	87,237	1.32	1.34	1.88	206
28.30	(d)	37.24 (d)	78,090	1.27	1.32	0.98	193

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2015	$41.93	$(0.03)	$4.57	$4.54	$(0.17)	$(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (c)	0.99	0.99	—	—
6/30/2011	23.21	(0.05)	7.42	7.37	—	—
Class B
6/30/2015	$31.96	$(0.25)	$3.39	$3.14	$— (e)	$(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (e)	(3.32)
6/30/2013	25.43	(0.10)	4.08	3.98	—	(2.03)
6/30/2012	24.82	(0.18)	0.79	0.61	—	—
6/30/2011	18.97	(0.20)	6.05	5.85	—	—
Class C
6/30/2015	$31.96	$(0.25)	$3.40	$3.15	$(0.01)	$(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (e)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
6/30/2011	18.98	(0.21)	6.04	5.83	—	—
Class D
6/30/2015	$36.19	$(0.02)	$3.90	$3.88	$(0.20)	$(3.57)
6/30/2014	30.48	0.05	9.05	9.10	(0.07)	(3.32)
6/30/2013	27.88	0.11	4.52	4.63	—	(2.03)
6/30/2012	27.01	— (c)	0.87	0.87	—	—
6/30/2011	20.50	(0.05)	6.56	6.51	—	—
Class R
6/30/2015	$34.08	$(0.11)	$3.66	$3.55	$(0.13)	$(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
6/30/2011	19.65	(0.10)	6.27	6.17	—	—

108	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.74)	$42.73	11.57%	$297,572	1.11%	(0.06)%	58%
(3.34)	41.93	30.97	282,561	1.11	0.13	51
(2.03)	34.82	17.48	209,790	1.12	0.41	141
—	31.57	3.24	343,859	1.16	— (d)	81
—	30.58	31.75	372,361	1.16	(0.18)	92

$(3.57)	$31.53	10.73%	$1,396	1.86%	(0.81)%	58%
(3.32)	31.96	30.00	2,526	1.86	(0.62)	51
(2.03)	27.38	16.56	2,688	1.87	(0.37)	141
—	25.43	2.46	3,709	1.91	(0.75)	81
—	24.82	30.84	6,860	1.91	(0.91)	92

$(3.58)	$31.53	10.76%	$227,519	1.86%	(0.81)%	58%
(3.32)	31.96	29.99	223,035	1.86	(0.62)	51
(2.03)	27.38	16.56	182,921	1.87	(0.36)	141
—	25.43	2.50	178,931	1.91	(0.75)	81
—	24.81	30.72	200,471	1.91	(0.93)	92

$(3.77)	$36.30	11.59%	$14,569	1.11%	(0.05)%	58%
(3.39)	36.19	30.95	15,886	1.11	0.13	51
(2.03)	30.48	17.47	6,449	1.12	0.37	141
—	27.88	3.22	8,433	1.16	— (d)	81
—	27.01	31.76	8,858	1.16	(0.19)	92

$(3.70)	$33.93	11.32%	$14,751	1.36%	(0.31)%	58%
(3.33)	34.08	30.62	15,989	1.36	(0.12)	51
(2.03)	28.89	17.17	12,866	1.37	0.14	141
—	26.59	2.98	17,051	1.41	(0.25)	81
—	25.82	31.40	19,733	1.41	(0.44)	92

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth (cont’d)
Class P
6/30/2015	$34.09	$0.06	$3.66	$3.72	$(0.30)	$(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
6/30/2011	19.34	0.01	6.19	6.20	—	—
Institutional Class
6/30/2015	$39.01	$0.11	$4.23	$4.34	$(0.33)	$(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
6/30/2011	21.59	0.05	6.90	6.95	—	—
Administrative Class
6/30/2015	$37.31	$0.01	$4.02	$4.03	$(0.24)	$(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (e)	(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—	—
6/30/2011	20.91	(0.01)	6.68	6.67	—	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $0.01 per share.
(d)	Less than 0.005%.
(e)	Less than $(0.01) per share.

110	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.87)	$33.94	11.88%	$16,050	0.86%	0.19%	58%
(3.45)	34.09	31.26	14,774	0.86	0.38	51
(2.03)	28.86	17.79	9,953	0.87	0.64	141
—	26.43	3.48	9,665	0.91	0.25	81
—	25.54	32.06	8,875	0.91	0.05	92

$(3.90)	$39.45	11.99%	$122,979	0.76%	0.29%	58%
(3.46)	39.01	31.39	95,990	0.76	0.47	51
(2.03)	32.58	17.90	38,077	0.77	0.75	141
—	29.57	3.61	27,659	0.81	0.35	81
—	28.54	32.19	28,030	0.81	0.20	92

$(3.81)	$37.53	11.67%	$6,439	1.01%	0.04%	58%
(3.32)	37.31	31.07	5,996	1.01	0.22	51
(2.03)	31.24	17.62	3,885	1.02	0.51	141
—	28.50	3.34	8,686	1.06	0.10	81
—	27.58	31.90	8,622	1.06	(0.05)	92

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Natural Resources:
Class A
6/30/2015	$20.71	$0.06	$(4.11)	$(4.05)	$— (c)
6/30/2014	16.19	— (c)	4.58	4.58	(0.06)
6/30/2013	14.65	0.08	1.50	1.58	(0.04)
6/30/2012	18.07	0.06	(3.48)	(3.42)	—
6/30/2011	12.48	(0.04)	5.63	5.59	—
Class C
6/30/2015	$19.63	$(0.07)	$(3.89)	$(3.96)	$— (c)
6/30/2014	15.41	(0.13)	4.35	4.22	— (c)
6/30/2013	14.01	(0.04)	1.44	1.40	— (c)
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—
6/30/2011	12.12	(0.16)	5.45	5.29	—
Class D
6/30/2015	$20.72	$0.06	$(4.11)	$(4.05)	$— (c)
6/30/2014	16.20	— (c)	4.59	4.59	(0.07)
6/30/2013	14.65	0.08	1.50	1.58	(0.03)
6/30/2012	18.06	0.06	(3.47)	(3.41)	—
6/30/2011	12.48	(0.04)	5.62	5.58	—
Class P
6/30/2015	$20.98	$0.13	$(4.20)	$(4.07)	$(0.04)
6/30/2014	16.41	0.05	4.65	4.70	(0.13)
6/30/2013	14.83	0.12	1.52	1.64	(0.06)
6/30/2012	18.25	0.10	(3.52)	(3.42)	—
6/30/2011	12.57	0.01	5.67	5.68	—
Institutional Class
6/30/2015	$21.10	$0.12	$(4.19)	$(4.07)	$(0.03)
6/30/2014	16.49	0.06	4.68	4.74	(0.13)
6/30/2013	14.93	0.14	1.52	1.66	(0.10)
6/30/2012	18.35	0.12	(3.54)	(3.42)	—
6/30/2011	12.62	0.03	5.70	5.73	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.
(d)	Less than (0.005)%.

112	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$16.66	(19.56)%	$11,395	1.41%	0.32%	107%
20.71	28.36	12,320	1.41	— (d)	93
16.19	10.80	9,131	1.42	0.53	116
14.65	(18.93)	9,387	1.42	0.38	190
18.07	44.79	15,584	1.41	(0.23)	130

$15.67	(20.17)%	$4,579	2.16%	(0.42)%	107%
19.63	27.38	4,002	2.16	(0.77)	93
15.41	9.99	4,181	2.17	(0.25)	116
14.01	(19.53)	5,678	2.17	(0.38)	190
17.41	43.65	10,645	2.16	(0.97)	130

$16.67	(19.55)%	$3,024	1.41%	0.31%	107%
20.72	28.37	3,329	1.41	(0.02)	93
16.20	10.75	2,556	1.42	0.51	116
14.65	(18.88)	3,235	1.42	0.37	190
18.06	44.71	5,747	1.41	(0.23)	130

$16.87	(19.38)%	$8,128	1.16%	0.73%	107%
20.98	28.73	1,308	1.16	0.24	93
16.41	11.06	435	1.17	0.76	116
14.83	(18.74)	594	1.17	0.65	190
18.25	45.19	890	1.17	0.04	130

$17.00	(19.28)%	$30,751	1.06%	0.67%	107%
21.10	28.86	31,709	1.06	0.34	93
16.49	11.14	24,612	1.07	0.86	116
14.93	(18.64)	21,372	1.07	0.78	190
18.35	45.40	24,744	1.07	0.15	130

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Small-Cap:
Class A
6/30/2015	$43.12	$(0.19)	$2.12	$1.93	$—
6/30/2014	34.59	(0.23)	8.76	8.53	—
6/30/2013	27.95	(0.13)	6.77	6.64	—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)
Class B
6/30/2015	$39.38	$(0.49)	$1.93	$1.44	$—
6/30/2014	31.83	(0.52)	8.07	7.55	—
6/30/2013	25.91	(0.36)	6.28	5.92	—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (c)
Class C
6/30/2015	$39.36	$(0.46)	$1.91	$1.45	$—
6/30/2014	31.81	(0.48)	8.03	7.55	—
6/30/2013	25.90	(0.34)	6.25	5.91	—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (c)
Class D
6/30/2015	$43.08	$(0.20)	$2.12	$1.92	$—
6/30/2014	34.55	(0.23)	8.76	8.53	—
6/30/2013	27.92	(0.13)	6.76	6.63	—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)
Class P
6/30/2015	$45.17	$(0.06)	$2.19	$2.13	$—
6/30/2014	36.14	(0.03)	9.06	9.03	—
6/30/2013	29.13	(0.03)	7.04	7.01	—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)
Institutional Class
6/30/2015	$45.37	$(0.05)	$2.23	$2.18	$—
6/30/2014	36.26	(0.09)	9.20	9.11	—
6/30/2013	29.20	0.02	7.04	7.06	—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.

114	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$45.05	4.48%	$57,590	1.61%	1.61%	(0.45)%	64%
43.12	24.66	55,955	1.61	1.61	(0.56)	73
34.59	23.76	34,054	1.61	1.61	(0.41)	108
27.95	(4.48)	27,103	1.59	1.64	(0.70)	80
29.26	54.21	31,511	1.59	1.71	(0.43)	116

$40.82	3.66%	$383	2.36%	2.36%	(1.27)%	64%
39.38	23.72	742	2.36	2.36	(1.43)	73
31.83	22.85	1,267	2.36	2.36	(1.25)	108
25.91	(5.23)	3,145	2.34	2.39	(1.53)	80
27.34	53.08	8,047	2.34	2.46	(1.18)	116

$40.81	3.69%	$25,959	2.36%	2.36%	(1.19)%	64%
39.36	23.73	23,560	2.36	2.36	(1.30)	73
31.81	22.82	12,948	2.36	2.36	(1.16)	108
25.90	(5.20)	11,898	2.34	2.39	(1.46)	80
27.32	53.05	15,205	2.34	2.46	(1.17)	116

$45.00	4.46%	$30,278	1.61%	1.61%	(0.47)%	64%
43.08	24.69	36,447	1.61	1.61	(0.57)	73
34.55	23.75	18,732	1.61	1.61	(0.41)	108
27.92	(4.48)	18,409	1.59	1.64	(0.69)	80
29.23	54.21	19,567	1.59	1.71	(0.44)	116

$47.30	4.72%	$26,662	1.36%	1.36%	(0.14)%	64%
45.17	24.99	18,179	1.36	1.36	(0.07)	73
36.14	24.06	2,419	1.36	1.36	(0.09)	108
29.13	(4.24)	1,339	1.34	1.39	(0.45)	80
30.42	54.55	1,538	1.34	1.46	(0.15)	116

$47.55	4.80%	$80,319	1.26%	1.26%	(0.12)%	64%
45.37	25.12	64,282	1.26	1.26	(0.21)	73
36.26	24.18	32,643	1.26	1.26	0.07	108
29.20	(4.14)	13,896	1.24	1.29	(0.33)	80
30.46	54.69	15,483	1.24	1.36	(0.06)	116

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
6/30/2015	$33.91	$(0.26)	$9.79	$9.53	$(4.96)
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
Class B
6/30/2015	$29.63	$(0.46)	$8.42	$7.96	$(4.96)
6/30/2014	27.80	(0.38)	8.29	7.91	(6.08)
6/30/2013	25.50	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
Class C
6/30/2015	$29.66	$(0.45)	$8.42	$7.97	$(4.96)
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
Class D
6/30/2015	$33.90	$(0.26)	$9.78	$9.52	$(4.96)
6/30/2014	30.82	(0.18)	9.34	9.16	(6.08)
6/30/2013	27.84	(0.07)	5.24	5.17	(2.19)
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
Institutional Class
12/22/2014* - 6/30/2015	$33.09	$(0.04)	$5.48	$5.44	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

116	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$38.48	30.53%	$45,093	1.46%		(0.72)%		76%
33.91	34.03	28,019	1.46		(0.54)		119
30.82	19.62	21,345	1.46		(0.22)		134
27.85	1.60	18,883	1.46		(0.58)		95
30.52	35.16	22,727	1.46		(0.52)		127

$32.63	29.56%	$478	2.21%		(1.48)%		76%
29.63	33.03	585	2.21		(1.33)		119
27.80	18.76	707	2.21		(0.99)		134
25.50	0.79	1,450	2.21		(1.37)		95
28.42	34.18	3,446	2.21		(1.33)		127

$32.67	29.57%	$20,902	2.21%		(1.46)%		76%
29.66	33.05	10,828	2.21		(1.29)		119
27.82	18.75	8,370	2.21		(0.97)		134
25.52	0.83	7,326	2.21		(1.34)		95
28.43	34.17	8,478	2.21		(1.30)		127

$38.46	30.51%	$156,518	1.46%		(0.73)%		76%
33.90	34.04	121,076	1.46		(0.55)		119
30.82	19.67	103,514	1.46		(0.22)		134
27.84	1.57	99,831	1.46		(0.59)		95
30.52	35.22	116,792	1.46		(0.55)		127

$38.53	16.44%	$1,240	1.10	%(c)	(0.21	)%(c)	76%

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2015	$12.95	$0.27	$(0.05)	$0.22	$(0.26)	$(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
Class C
6/30/2015	$12.38	$0.17	$(0.06)	$0.11	$(0.24)	$(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
Class D
6/30/2015	$13.01	$0.27	$(0.06)	$0.21	$(0.26)	$(0.79)
6/30/2014	12.07	0.30	1.69	1.99	(0.26)	(0.79)
6/30/2013	11.59	0.35	1.18	1.53	(0.35)	(0.70)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)	(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
Class R
6/30/2015	$13.00	$0.24	$(0.05)	$0.19	$(0.26)	$(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
6/30/2015	$13.12	$0.31	$(0.05)	$0.26	$(0.27)	$(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
Institutional Class
6/30/2015	$13.19	$0.32	$(0.05)	$0.27	$(0.27)	$(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized.

118	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.05)	$12.12		1.80%		$897,530	1.32%	1.32%	2.16%	84%
(1.05)	12.95	(c)	17.03	(c)	863,378	1.32	1.32	2.34	114
(1.05)	12.02	(c)	13.63	(c)	473,578	1.32	1.32	2.88	193
(1.07)	11.55		(0.22)		349,492	1.31	1.31	3.10	129
(1.07)	12.69		24.66		320,215	1.31	1.31	2.91	192

$(1.03)	$11.46		0.95%		$1,195,391	2.07%	2.07%	1.41%	84%
(1.03)	12.38	(c)	16.14	(c)	933,126	2.07	2.07	1.59	114
(1.02)	11.59	(c)	12.78	(c)	482,554	2.07	2.07	2.13	193
(1.03)	11.23		(1.01)		340,815	2.06	2.06	2.36	129
(1.04)	12.42		23.77		265,737	2.06	2.06	2.14	192

$(1.05)	$12.17		1.71%		$64,403	1.32%	1.32%	2.16%	84%
(1.05)	13.01	(c)	17.05	(c)	51,432	1.32	1.32	2.35	114
(1.05)	12.07	(c)	13.65	(c)	32,117	1.32	1.32	2.92	193
(1.07)	11.59		(0.22)		37,672	1.31	1.31	3.09	129
(1.08)	12.73		24.59		37,456	1.31	1.31	2.87	192

$(1.05)	$12.14		1.49%		$2,543	1.57%	1.57%	1.89%	84%
(1.05)	13.00	(c)	16.71	(c)	3,733	1.57	1.57	2.09	114
(1.04)	12.08	(c)	13.38	(c)	2,547	1.57	1.57	2.61	193
(1.06)	11.62		(0.50)		1,338	1.54	1.54	2.94	129
(0.34)	12.78		(0.84)		10	1.56 (d)	1.56 (d)	2.28 (d)	192

$(1.06)	$12.32		2.07%		$676,865	1.07%	1.07%	2.42%	84%
(1.06)	13.12	(c)	17.26	(c)	443,278	1.07	1.07	2.59	114
(1.06)	12.15	(c)	13.97	(c)	212,734	1.07	1.07	3.13	193
(1.09)	11.64		(0.01)		156,842	1.06	1.06	3.37	129
(1.09)	12.77		25.06		81,471	1.06	1.06	3.16	192

$(1.06)	$12.40		2.17%		$190,675	0.97%	0.97%	2.51%	84%
(1.06)	13.19	(c)	17.38	(c)	163,155	0.97	0.97	2.71	114
(1.06)	12.20	(c)	14.14	(c)	126,146	0.97	0.97	3.23	193
(1.09)	11.67		0.04		106,346	0.96	0.96	3.46	129
(1.09)	12.80		25.15		59,812	0.96	0.96	3.30	192

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility:
Class A
6/30/2015	$15.34	$0.30	$(0.62)	$(0.32)	$(0.53)
6/30/2014	13.39	0.48	1.86	2.34	(0.39)
6/30/2013	12.46	0.33	1.10	1.43	(0.50)
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
Class C
6/30/2015	$15.24	$0.19	$(0.60)	$(0.41)	$(0.40)
6/30/2014	13.29	0.36	1.85	2.21	(0.26)
6/30/2013	12.36	0.22	1.09	1.31	(0.38)
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
Class D
6/30/2015	$15.30	$0.30	$(0.62)	$(0.32)	$(0.52)
6/30/2014	13.35	0.47	1.86	2.33	(0.38)
6/30/2013	12.43	0.34	1.08	1.42	(0.50)
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
Class R
6/30/2015	$15.14	$0.24	$(0.59)	$(0.35)	$(0.51)
6/30/2014	13.16	0.40	1.88	2.28	(0.30)
6/30/2013	12.27	0.30	1.07	1.37	(0.48)
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
Class P
6/30/2015	$15.20	$0.34	$(0.62)	$(0.28)	$(0.55)
6/30/2014	13.27	0.50	1.85	2.35	(0.42)
6/30/2013	12.35	0.35	1.10	1.45	(0.53)
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
Institutional Class
6/30/2015	$15.27	$0.35	$(0.62)	$(0.27)	$(0.58)
6/30/2014	13.33	0.54	1.84	2.38	(0.44)
6/30/2013	12.41	0.41	1.06	1.47	(0.55)
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

120	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$14.49	(1.95)%	$19,009	0.96%	1.16%	2.07%	105%
15.34	17.77	18,726	0.96	1.16	3.33	86
13.39	11.60	16,031	0.96	1.16	2.44	100
12.46	(13.15)	16,615	1.17	1.28	2.07	170
14.72	34.43	25,783	1.33	1.36	1.33	240

$14.43	(2.60)%	$8,029	1.71%	1.91%	1.29%	105%
15.24	16.87	10,049	1.71	1.91	2.52	86
13.29	10.73	10,774	1.71	1.91	1.65	100
12.36	(13.78)	12,477	1.92	2.03	1.25	170
14.56	33.37	21,252	2.08	2.11	0.52	240

$14.46	(1.93)%	$997	0.96%	1.16%	2.06%	105%
15.30	17.78	1,108	0.96	1.16	3.31	86
13.35	11.57	1,007	0.96	1.16	2.53	100
12.43	(13.38)	894	1.17	1.28	2.00	170
14.66	34.46	1,604	1.34	1.37	1.04	240

$14.28	(2.13)%	$56	1.21%	1.41%	1.64%	105%
15.14	17.55	69	1.21	1.41	2.87	86
13.16	11.29	103	1.21	1.41	2.31	100
12.27	(13.39)	81	1.42	1.53	1.98	170
14.53	34.05	83	1.58	1.61	1.18	240

$14.37	(1.63)%	$530	0.71%	0.91%	2.34%	105%
15.20	18.05	622	0.71	0.91	3.53	86
13.27	11.89	606	0.71	0.91	2.67	100
12.35	(13.00)	676	0.92	1.03	2.11	170
14.59	34.92	1,438	1.09	1.12	1.40	240

$14.42	(1.60)%	$60,288	0.61%	0.81%	2.40%	105%
15.27	18.19	63,451	0.61	0.81	3.81	86
13.33	12.00	47,801	0.61	0.81	3.06	100
12.41	(12.89)	35,837	0.82	0.93	2.62	170
14.69	34.99	37,737	0.98	1.01	1.51	240

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
6/30/2015	$3.92	$(0.01)	$0.28	$0.27	$—		$(0.54)
6/30/2014	3.20	(0.01)	0.73	0.72	—		—
6/30/2013	2.83	— (c)	0.60	0.60	—		(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(c)	—
Class B
6/30/2015	$3.56	$(0.04)	$0.26	$0.22	$—		$(0.54)
6/30/2014	2.93	(0.03)	0.66	0.63	—		—
6/30/2013	2.63	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—		(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(c)	—
Class C
6/30/2015	$3.55	$(0.04)	$0.25	$0.21	$—		$(0.54)
6/30/2014	2.92	(0.03)	0.66	0.63	—		—
6/30/2013	2.62	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—		(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(c)	—
Class D
6/30/2015	$3.99	$(0.01)	$0.28	$0.27	$—		$(0.54)
6/30/2014	3.25	(0.01)	0.75	0.74	—		—
6/30/2013	2.88	— (c)	0.60	0.60	—		(0.23)
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(c)	—
Class R
6/30/2015	$3.91	$(0.02)	$0.27	$0.25	$—		$(0.54)
6/30/2014	3.20	(0.02)	0.73	0.71	—		—
6/30/2013	2.84	(0.01)	0.60	0.59	—		(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—		(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(c)	—
Class P
6/30/2015	$4.24	$— (c)	$0.31	$0.31	$—		$(0.54)
6/30/2014	3.45	— (e)	0.79	0.79	—		—
6/30/2013	3.03	0.01	0.64	0.65	—		(0.23)
4/2/2012* - 6/30/2012	3.40	— (e)	(0.37)	(0.37)	—		—

122	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.54)	$3.65		7.91%		$98,253	1.13%	(0.38)%	79%
—	3.92		22.50		106,116	1.13	(0.18)	88
(0.23)	3.20	(d)	22.89	(d)	95,365	1.13	(0.02)	76
(0.10)	2.83	(d)	(10.52	)(d)	95,731	1.13	(0.24)	303
— (c)	3.28	(d)	39.17	(d)	11,498	1.13	(0.46)	133

$(0.54)	$3.24		7.29%		$383	1.88%	(1.14)%	79%
—	3.56		21.50		848	1.88	(0.95)	88
(0.23)	2.93	(d)	21.90	(d)	1,257	1.88	(0.79)	76
(0.10)	2.63	(d)	(11.21	)(d)	2,320	1.88	(1.15)	303
— (c)	3.08	(d)	38.12	(d)	2,344	1.88	(1.19)	133

$(0.54)	$3.22		6.98%		$183,765	1.88%	(1.13)%	79%
—	3.55		21.58		193,481	1.88	(0.93)	88
(0.23)	2.92	(d)	21.99	(d)	176,602	1.88	(0.76)	76
(0.10)	2.62	(d)	(10.97	)(d)	173,734	1.88	(0.91)	303
— (c)	3.06	(d)	37.84	(d)	5,942	1.88	(1.21)	133

$(0.54)	$3.72		7.79%		$1,589	1.13%	(0.38)%	79%
—	3.99		22.77		1,803	1.13	(0.18)	88
(0.23)	3.25	(d)	22.46	(d)	1,526	1.13	(0.02)	76
(0.10)	2.88	(d)	(10.35	)(d)	1,858	1.13	(0.40)	303
— (c)	3.33	(d)	39.38	(d)	1,807	1.13	(0.45)	133

$(0.54)	$3.62		7.38%		$2,867	1.38%	(0.63)%	79%
—	3.91		22.19		2,795	1.38	(0.44)	88
(0.23)	3.20	(d)	22.46	(d)	2,398	1.38	(0.23)	76
(0.10)	2.84	(d)	(10.49	)(d)	1,332	1.38	(0.68)	303
— (c)	3.29	(d)	38.98	(d)	1,832	1.38	(0.71)	133

$(0.54)	$4.01		8.31%		$2,010	0.88%	(0.12)%	79%
—	4.24		22.90		1,339	0.88	0.07	88
(0.23)	3.45	(d)	23.02	(d)	1,077	0.88	0.21	76
—	3.03	(d)	(10.88	)(d)	1,405	0.88 (f)	0.14 (f)	303

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap (cont’d)
Institutional Class
6/30/2015	$4.25	$—	(c)	$0.31	$0.31	$—	$(0.54)
6/30/2014	3.46	0.01		0.78	0.79	—	—
6/30/2013	3.03	0.01		0.65	0.66	—	(0.23)
6/30/2012	3.49	—	(c)	(0.36)	(0.36)	—	(0.10)
6/30/2011	2.51	—	(c)	0.99	0.99	(0.01)	—
Administrative Class
6/30/2015	$4.06	$(0.01)		$0.29	$0.28	$—	$(0.54)
6/30/2014	3.32	—	(c)	0.74	0.74	—	—
6/30/2013	2.92	—	(c)	0.63	0.63	—	(0.23)
6/30/2012	3.37	(0.01)		(0.34)	(0.35)	—	(0.10)
6/30/2011	2.43	(0.01)		0.96	0.95	(0.01)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $0.01 per share.
(f)	Annualized.

124	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.54)	$4.02		8.29%		$24,130	0.78%	(0.04)%	79%
—	4.25		22.83		34,540	0.78	0.16	88
(0.23)	3.46	(d)	23.38	(d)	33,050	0.78	0.41	76
(0.10)	3.03	(d)	(10.17	)(d)	51,878	0.78	(0.06)	303
(0.01)	3.49	(d)	39.90	(d)	55,460	0.78	(0.09)	133

$(0.54)	$3.80		7.88%		$532	1.03%	(0.28)%	79%
—	4.06		22.29		494	1.03	(0.09)	88
(0.23)	3.32	(d)	23.21	(d)	1,453	1.03	(0.06)	76
(0.10)	2.92	(d)	(10.23	)(d)	3,588	1.03	(0.32)	303
(0.01)	3.37	(d)	39.11	(d)	2,923	1.03	(0.35)	133

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value:
Class A
6/30/2015	$15.50	$0.19	$—	$0.19	$(0.17)
6/30/2014	12.69	0.19	2.84	3.03	(0.22)
6/30/2013	10.83	0.21	1.87	2.08	(0.22)
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
Class B
6/30/2015	$15.20	$0.06	$—	$0.06	$— (c)
6/30/2014	12.40	0.08	2.78	2.86	(0.06)
6/30/2013	10.54	0.12	1.83	1.95	(0.09)
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
Class C
6/30/2015	$14.78	$0.07	$—	$0.07	$(0.10)
6/30/2014	12.12	0.08	2.71	2.79	(0.13)
6/30/2013	10.35	0.12	1.78	1.90	(0.13)
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
Class D
6/30/2015	$15.76	$0.19	$—	$0.19	$(0.19)
6/30/2014	12.86	0.19	2.89	3.08	(0.18)
6/30/2013	10.98	0.23	1.87	2.10	(0.22)
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
Class P
6/30/2015	$15.82	$0.24	$—	$0.24	$(0.25)
6/30/2014	12.95	0.23	2.89	3.12	(0.25)
6/30/2013	11.05	0.24	1.91	2.15	(0.25)
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
Institutional Class
6/30/2015	$16.55	$0.27	$(0.01)	$0.26	$(0.25)
6/30/2014	13.54	0.26	3.02	3.28	(0.27)
6/30/2013	11.55	0.26	2.00	2.26	(0.27)
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (c)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.

126	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.52	1.20%	$9,300	1.32%	1.21%	46%
15.50	24.07	13,143	1.31	1.35	23
12.69	19.42	11,727	1.31	1.79	38
10.83	(1.32)	12,026	1.31	1.81	36
11.16	36.26	12,477	1.32	1.99	68

$15.26	0.39%	$83	2.07%	0.38%	46%
15.20	23.08	317	2.06	0.58	23
12.40	18.65	460	2.06	1.03	38
10.54	(2.13)	630	2.06	1.01	36
10.83	35.34	1,249	2.07	1.23	68

$14.75	0.44%	$7,618	2.07%	0.47%	46%
14.78	23.09	7,569	2.06	0.59	23
12.12	18.54	6,533	2.06	1.04	38
10.35	(2.08)	6,347	2.06	1.06	36
10.68	35.18	6,397	2.07	1.20	68

$15.76	1.19%	$1,107	1.32%	1.21%	46%
15.76	24.09	1,581	1.31	1.34	23
12.86	19.37	1,770	1.31	1.90	38
10.98	(1.35)	1,431	1.31	1.77	36
11.31	36.35	2,339	1.32	1.99	68

$15.81	1.50%	$4,645	1.07%	1.48%	46%
15.82	24.31	2,369	1.06	1.61	23
12.95	19.74	3,273	1.06	2.04	38
11.05	(1.03)	2,760	1.06	2.09	36
11.40	36.63	1,231	1.07	2.20	68

$16.56	1.56%	$1,946	0.97%	1.59%	46%
16.55	24.43	949	0.96	1.69	23
13.54	19.85	514	0.96	2.11	38
11.55	(1.01)	321	0.96	2.34	36
11.91	36.74	20	0.97	2.22	68

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Dividend Value:
Class A
6/30/2015	$17.12	$0.33	$(0.44)	$(0.11)	$(0.33)
6/30/2014	14.14	0.29	3.01	3.30	(0.32)
6/30/2013	11.87	0.33	2.25	2.58	(0.31)
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)
6/30/2011	9.39	0.31	2.63	2.94	(0.32)
Class B
6/30/2015	$17.42	$0.20	$(0.44)	$(0.24)	$(0.19)
6/30/2014	14.36	0.18	3.04	3.22	(0.16)
6/30/2013	11.99	0.23	2.28	2.51	(0.14)
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)
6/30/2011	9.46	0.22	2.65	2.87	(0.22)
Class C
6/30/2015	$17.27	$0.20	$(0.43)	$(0.23)	$(0.21)
6/30/2014	14.27	0.18	3.02	3.20	(0.20)
6/30/2013	11.93	0.23	2.26	2.49	(0.15)
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)
6/30/2011	9.43	0.23	2.62	2.85	(0.23)
Class D
6/30/2015	$17.22	$0.33	$(0.43)	$(0.10)	$(0.34)
6/30/2014	14.22	0.30	3.01	3.31	(0.31)
6/30/2013	11.91	0.33	2.26	2.59	(0.28)
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)
6/30/2011	9.41	0.32	2.62	2.94	(0.32)
Class R
6/30/2015	$17.09	$0.28	$(0.43)	$(0.15)	$(0.29)
6/30/2014	14.12	0.26	2.99	3.25	(0.28)
6/30/2013	11.84	0.30	2.24	2.54	(0.26)
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)
6/30/2011	9.37	0.28	2.61	2.89	(0.29)
Class P
6/30/2015	$17.21	$0.37	$(0.43)	$(0.06)	$(0.38)
6/30/2014	14.21	0.34	3.01	3.35	(0.35)
6/30/2013	11.96	0.37	2.25	2.62	(0.37)
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)
6/30/2011	9.46	0.35	2.63	2.98	(0.35)

128	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$16.68	(0.65)%	$1,363,171	1.05%	1.05%	1.92%	44%
17.12	23.50	1,913,130	1.05	1.05	1.89	26
14.14	21.88	1,683,290	1.06	1.06	2.52	32
11.87	1.67	1,657,689	1.06	1.06	2.66	42
12.01	31.56	1,744,973	1.06	1.06	2.77	38

$16.99	(1.40)%	$4,461	1.80%	1.80%	1.17%	44%
17.42	22.53	7,506	1.80	1.80	1.16	26
14.36	21.00	21,647	1.81	1.81	1.75	32
11.99	0.92	32,940	1.81	1.81	1.87	42
12.11	30.55	60,863	1.81	1.81	1.99	38

$16.83	(1.38)%	$440,554	1.80%	1.80%	1.18%	44%
17.27	22.51	497,725	1.80	1.80	1.14	26
14.27	20.94	449,708	1.81	1.81	1.77	32
11.93	1.03	424,818	1.81	1.81	1.90	42
12.05	30.43	489,609	1.81	1.81	2.02	38

$16.78	(0.64)%	$217,677	1.05%	1.05%	1.93%	44%
17.22	23.48	255,189	1.05	1.05	1.90	26
14.22	21.90	271,376	1.06	1.06	2.52	32
11.91	1.64	264,166	1.06	1.06	2.60	42
12.03	31.53	842,689	1.06	1.06	2.80	38

$16.65	(0.89)%	$226,101	1.30%	1.30%	1.68%	44%
17.09	23.16	272,790	1.30	1.30	1.65	26
14.12	21.56	261,167	1.31	1.31	2.27	32
11.84	1.51	232,727	1.31	1.31	2.41	42
11.97	31.09	239,509	1.31	1.31	2.52	38

$16.77	(0.38)%	$1,543,701	0.80%	0.80%	2.18%	44%
17.21	23.82	1,446,734	0.80	0.80	2.15	26
14.21	22.11	1,247,867	0.81	0.81	2.77	32
11.96	2.00	1,122,084	0.81	0.81	2.91	42
12.09	31.81	1,173,849	0.81	0.81	3.08	38

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Dividend Value (cont’d)
Institutional Class
6/30/2015	$17.20	$0.39	$(0.43)	$(0.04)	$(0.40)
6/30/2014	14.20	0.35	3.02	3.37	(0.37)
6/30/2013	11.96	0.38	2.25	2.63	(0.39)
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)
6/30/2011	9.46	0.35	2.64	2.99	(0.36)
Administrative Class
6/30/2015	$17.31	$0.35	$(0.44)	$(0.09)	$(0.35)
6/30/2014	14.29	0.31	3.04	3.35	(0.33)
6/30/2013	12.01	0.34	2.27	2.61	(0.33)
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)
6/30/2011	9.49	0.32	2.66	2.98	(0.33)
Class R6
6/30/2015	$17.19	$0.39	$(0.42)	$(0.03)	$(0.42)
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

130	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$16.76	(0.29)%	$3,402,951	0.70%	0.70%	2.27%	44%
17.20	23.96	4,078,876	0.70	0.70	2.24	26
14.20	22.25	3,751,107	0.71	0.71	2.87	32
11.96	2.11	3,051,582	0.71	0.71	3.03	42
12.09	31.89	2,390,240	0.71	0.71	3.13	38

$16.87	(0.55)%	$628,008	0.95%	0.95%	2.03%	44%
17.31	23.64	871,543	0.95	0.95	1.99	26
14.29	21.96	864,167	0.96	0.96	2.61	32
12.01	1.82	959,176	0.96	0.96	2.76	42
12.14	31.67	1,132,586	0.96	0.96	2.87	38

$16.74	(0.22)%	$119,483	0.65%	0.65%	2.30%	44%
17.19	11.27	968	0.65 (c)	0.65 (c)	2.13 (c)	26

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ International Value:
Class A
6/30/2015	$24.17	$0.41	$(2.40)	$(1.99)	$(0.57)
6/30/2014	20.80	0.46	3.32	3.78	(0.41)
6/30/2013	18.80	0.44	1.84	2.28	(0.28)
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)
6/30/2011	16.97	0.43	4.21	4.64	(0.41)
Class C
6/30/2015	$23.91	$0.24	$(2.37)	$(2.13)	$(0.41)
6/30/2014	20.62	0.28	3.29	3.57	(0.28)
6/30/2013	18.65	0.27	1.83	2.10	(0.13)
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)
6/30/2011	16.83	0.27	4.18	4.45	(0.26)
Class D
6/30/2015	$24.14	$0.42	$(2.40)	$(1.98)	$(0.58)
6/30/2014	20.77	0.43	3.34	3.77	(0.40)
6/30/2013	18.78	0.45	1.82	2.27	(0.28)
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)
6/30/2011	16.95	0.43	4.21	4.64	(0.41)
Class R
6/30/2015	$24.23	$0.37	$(2.41)	$(2.04)	$(0.53)
6/30/2014	20.87	0.42	3.31	3.73	(0.37)
6/30/2013	18.89	0.42	1.81	2.23	(0.25)
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)
6/30/2011	17.11	0.44	4.19	4.63	(0.39)
Class P
6/30/2015	$24.28	$0.48	$(2.41)	$(1.93)	$(0.65)
6/30/2014	20.88	0.51	3.34	3.85	(0.45)
6/30/2013	18.90	0.50	1.85	2.35	(0.37)
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)
6/30/2011	17.07	0.57	4.14	4.71	(0.47)
Institutional Class
6/30/2015	$24.29	$0.50	$(2.42)	$(1.92)	$(0.66)
6/30/2014	20.88	0.52	3.36	3.88	(0.47)
6/30/2013	18.92	0.53	1.83	2.36	(0.40)
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)
6/30/2011	17.08	0.52	4.21	4.73	(0.48)

132	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$21.61	(8.30)%	$466,262	1.27%	1.30%	1.83%	54%
24.17	18.25	924,201	1.24	1.29	2.01	33
20.80	12.08	855,773	1.22	1.30	2.10	19
18.80	(9.10)	686,507	1.23	1.31	2.42	38
21.20	27.48	837,409	1.21	1.31	2.12	48

$21.37	(8.99)%	$154,476	2.02%	2.05%	1.09%	54%
23.91	17.36	203,445	1.99	2.04	1.23	33
20.62	11.21	198,600	1.97	2.05	1.30	19
18.65	(9.76)	183,126	1.98	2.06	1.66	38
21.02	26.53	238,689	1.96	2.06	1.35	48

$21.58	(8.28)%	$83,265	1.27%	1.30%	1.87%	54%
24.14	18.24	103,483	1.24	1.29	1.91	33
20.77	12.10	126,786	1.22	1.30	2.13	19
18.78	(9.14)	105,295	1.23	1.31	2.57	38
21.18	27.52	95,223	1.21	1.31	2.13	48

$21.66	(8.52)%	$22,511	1.52%	1.55%	1.63%	54%
24.23	17.95	28,344	1.49	1.54	1.85	33
20.87	11.75	18,306	1.47	1.55	1.99	19
18.89	(9.30)	8,886	1.48	1.56	2.58	38
21.35	27.20	1,482	1.46	1.56	2.10	48

$21.70	(8.04)%	$659,204	1.02%	1.05%	2.15%	54%
24.28	18.54	500,111	0.99	1.04	2.24	33
20.88	12.35	458,708	0.97	1.05	2.34	19
18.90	(8.85)	366,717	0.98	1.06	2.67	38
21.31	27.81	390,799	0.96	1.06	2.75	48

$21.71	(7.98)%	$1,095,977	0.92%	0.95%	2.21%	54%
24.29	18.68	1,392,488	0.89	0.94	2.29	33
20.88	12.49	1,311,993	0.87	0.95	2.50	19
18.92	(8.78)	887,388	0.88	0.96	2.88	38
21.33	27.88	646,022	0.86	0.96	2.56	48

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ International Value (cont’d)
Administrative Class
6/30/2015	$24.25	$0.45	$(2.41)	$(1.96)	$(0.61)
6/30/2014	20.83	0.46	3.36	3.82	(0.40)
6/30/2013	18.89	0.48	1.82	2.30	(0.36)
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)
6/30/2011	17.06	0.45	4.23	4.68	(0.42)
Class R6
6/30/2015	$24.28	$0.55	$(2.46)	$(1.91)	$(0.69)
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

134	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$21.68	(8.18)%	$19,020	1.17%	1.20%	2.00%	54%
24.25	18.42	20,604	1.14	1.19	2.01	33
20.83	12.18	40,909	1.12	1.20	2.26	19
18.89	(8.98)	4,080	1.13	1.21	2.63	38
21.32	27.61	12	1.11	1.21	2.21	48

$21.68	(7.94)%	$66,164	0.87%	0.90%	2.51%	54%
24.28	8.38	1,441	0.87 (c)	0.89 (c)	4.65 (c)	33

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2015	$21.13	$0.35	$0.30	$0.65	$(0.34)
6/30/2014	17.56	0.32	3.57	3.89	(0.32)
6/30/2013	14.56	0.32	3.03	3.35	(0.35)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
Class B
6/30/2015	$21.36	$0.19	$0.30	$0.49	$(0.11)
6/30/2014	17.74	0.18	3.59	3.77	(0.15)
6/30/2013	14.60	0.20	3.05	3.25	(0.11)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
Class C
6/30/2015	$21.22	$0.19	$0.30	$0.49	$(0.14)
6/30/2014	17.64	0.18	3.57	3.75	(0.17)
6/30/2013	14.53	0.20	3.04	3.24	(0.13)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
Class D
6/30/2015	$21.33	$0.35	$0.30	$0.65	$(0.34)
6/30/2014	17.72	0.32	3.61	3.93	(0.32)
6/30/2013	14.58	0.32	3.04	3.36	(0.22)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
Class R
6/30/2015	$21.26	$0.30	$0.30	$0.60	$(0.26)
6/30/2014	17.67	0.27	3.60	3.87	(0.28)
6/30/2013	14.63	0.28	3.04	3.32	(0.28)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
Class P
6/30/2015	$21.42	$0.41	$0.31	$0.72	$(0.46)
6/30/2014	17.80	0.37	3.62	3.99	(0.37)
6/30/2013	14.78	0.37	3.07	3.44	(0.42)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
Institutional Class
6/30/2015	$21.13	$0.42	$0.31	$0.73	$(0.47)
6/30/2014	17.56	0.39	3.57	3.96	(0.39)
6/30/2013	14.60	0.38	3.02	3.40	(0.44)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)

136	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$21.44	3.06%	$145,039	1.11%	1.63%	26%
21.13	22.30	172,182	1.11	1.65	22
17.56	23.21	164,174	1.11	2.00	23
14.56	1.83	164,440	1.11	2.17	27
14.64	28.69	208,662	1.11	2.07	19

$21.74	2.30%	$923	1.86%	0.86%	26%
21.36	21.31	2,403	1.86	0.90	22
17.74	22.32	4,010	1.86	1.23	23
14.60	1.02	8,692	1.86	1.41	27
14.65	27.81	30,370	1.86	1.30	19

$21.57	2.28%	$94,367	1.86%	0.88%	26%
21.22	21.35	103,838	1.86	0.90	22
17.64	22.35	97,106	1.86	1.25	23
14.53	1.06	102,906	1.86	1.42	27
14.61	27.74	125,271	1.86	1.31	19

$21.64	3.05%	$36,991	1.11%	1.63%	26%
21.33	22.31	39,787	1.11	1.65	22
17.72	23.15	38,880	1.11	2.00	23
14.58	1.83	39,922	1.11	2.18	27
14.60	28.72	682,474	1.11	2.07	19

$21.60	2.80%	$8,641	1.36%	1.39%	26%
21.26	22.00	11,546	1.36	1.40	22
17.67	22.86	8,507	1.36	1.76	23
14.63	1.55	9,694	1.36	1.91	27
14.71	28.41	11,483	1.36	1.81	19

$21.68	3.35%	$17,699	0.86%	1.88%	26%
21.42	22.57	12,148	0.86	1.90	22
17.80	23.51	10,265	0.86	2.25	23
14.78	2.09	10,786	0.86	2.42	27
14.86	29.03	8,437	0.86	2.32	19

$21.39	3.44%	$312,294	0.76%	1.97%	26%
21.13	22.73	431,318	0.76	2.00	22
17.56	23.58	366,609	0.76	2.35	23
14.60	2.23	316,694	0.76	2.47	27
14.68	29.18	174,202	0.76	2.41	19

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	137

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value (cont’d)
Administrative Class
6/30/2015	$21.26	$0.39	$0.29	$0.68	$(0.21)
6/30/2014	17.67	0.34	3.59	3.93	(0.34)
6/30/2013	14.66	0.34	3.05	3.39	(0.38)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

138	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$21.73	3.20%	$1,655	1.01%	1.79%	26%
21.26	22.38	6,391	1.01	1.76	22
17.67	23.28	6,830	1.01	2.10	23
14.66	1.95	6,807	1.01	2.18	27
14.71	28.88	19,590	1.01	2.16	19

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	139

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2015	$25.52	$0.31	$0.36	$0.67	$(0.37)
6/30/2014	20.33	0.29	5.10	5.39	(0.20)
6/30/2013	16.85	0.27	3.56	3.83	(0.35)
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)
6/30/2011	13.49	0.21	4.24	4.45	(0.21)
Class B
6/30/2015	$22.74	$0.09	$0.34	$0.43	$(0.13)
6/30/2014	18.10	0.09	4.56	4.65	(0.01)
6/30/2013	14.83	0.10	3.17	3.27	— (c)
6/30/2012	15.55	0.06	(0.78)	(0.72)	— (c)
6/30/2011	11.78	0.07	3.72	3.79	(0.02)
Class C
6/30/2015	$21.66	$0.10	$0.30	$0.40	$(0.23)
6/30/2014	17.30	0.10	4.34	4.44	(0.08)
6/30/2013	14.40	0.11	3.04	3.15	(0.25)
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)
6/30/2011	11.58	0.07	3.65	3.72	(0.11)
Class D
6/30/2015	$25.82	$0.31	$0.37	$0.68	$(0.38)
6/30/2014	20.57	0.30	5.15	5.45	(0.20)
6/30/2013	17.02	0.27	3.61	3.88	(0.33)
6/30/2012	17.86	0.20	(0.90)	(0.70)	(0.14)
6/30/2011	13.60	0.22	4.27	4.49	(0.23)
Class R
6/30/2015	$22.48	$0.22	$0.32	$0.54	$(0.34)
6/30/2014	17.95	0.21	4.49	4.70	(0.17)
6/30/2013	14.93	0.20	3.14	3.34	(0.32)
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)
6/30/2011	12.00	0.15	3.77	3.92	(0.17)
Class P
6/30/2015	$21.57	$0.33	$0.29	$0.62	$(0.49)
6/30/2014	17.23	0.29	4.32	4.61	(0.27)
6/30/2013	14.38	0.26	3.04	3.30	(0.45)
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)
2/28/2011* - 6/30/2011	14.98	0.08	0.17	0.25	—
Institutional Class
6/30/2015	$26.99	$0.43	$0.37	$0.80	$(0.46)
6/30/2014	21.49	0.41	5.38	5.79	(0.29)
6/30/2013	17.80	0.36	3.76	4.12	(0.43)
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)
6/30/2011	14.19	0.28	4.47	4.75	(0.22)

140	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$25.82	2.66%	$408,706	1.26	%(e)	1.23	%(e)	48%
25.52	26.63	459,875	1.26	(e)	1.28	(e)	40
20.33	22.94	409,581	1.26		1.46		28
16.85	(3.83)	397,102	1.26		1.25		27
17.73	33.15	467,858	1.26		1.27		55

$23.04	1.90%	$1,626	2.01	%(e)	0.41	%(e)	48%
22.74	25.67	3,366	2.01	(e)	0.45	(e)	40
18.10	22.05	4,824	2.01		0.59		28
14.83	(4.63)	12,728	2.01		0.38		27
15.55	32.19	53,608	2.01		0.52		55

$21.83	1.88%	$198,432	2.01	%(e)	0.48	%(e)	48%
21.66	25.72	217,181	2.01	(e)	0.53	(e)	40
17.30	22.02	194,591	2.01		0.71		28
14.40	(4.60)	188,453	2.01		0.50		27
15.19	32.19	232,335	2.01		0.52		55

$26.12	2.66%	$11,218	1.26	%(e)	1.19	%(e)	48%
25.82	26.60	11,794	1.26	(e)	1.27	(e)	40
20.57	22.98	10,958	1.26		1.44		28
17.02	(3.89)	12,397	1.26		1.16		27
17.86	33.15	38,286	1.26		1.29		55

$22.68	2.43%	$11,665	1.51	%(e)	0.96	%(e)	48%
22.48	26.29	14,103	1.51	(e)	1.01	(e)	40
17.95	22.59	12,738	1.51		1.21		28
14.93	(4.08)	12,287	1.51		0.99		27
15.75	32.82	15,530	1.51		1.02		55

$21.70	2.93%	$15,307	1.01	%(e)	1.55	%(e)	48%
21.57	26.92	6,687	1.01	(e)	1.50	(e)	40
17.23	23.28	6,707	1.01		1.64		28
14.38	(3.53)	3,276	1.01		1.68		27
15.23	1.67	75	1.00	(d)	1.63	(d)	55

$27.33	3.01%	$92,289	0.91	%(e)	1.60	%(e)	48%
26.99	27.09	89,928	0.91	(e)	1.66	(e)	40
21.49	23.39	66,059	0.91		1.84		28
17.80	(3.51)	50,843	0.91		1.80		27
18.72	33.61	24,763	0.91		1.64		55

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	141

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Mid-Cap Value (cont’d)
Administrative Class
6/30/2015	$26.23	$0.35	$0.37	$0.72	$(0.41)
6/30/2014	20.89	0.32	5.25	5.57	(0.23)
6/30/2013	17.30	0.30	3.65	3.95	(0.36)
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)
6/30/2011	13.82	0.23	4.35	4.58	(0.21)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.

142	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$26.54	2.77%	$4,698	1.16	%(e)	1.33	%(e)	48%
26.23	26.77	4,961	1.16	(e)	1.36	(e)	40
20.89	23.07	4,737	1.16		1.56		28
17.30	(3.77)	4,630	1.16		1.32		27
18.19	33.28	6,683	1.16		1.39		55

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	143

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2015	$35.24	$0.41	$(1.95)	$(1.54)	$(0.67)	$(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—
Class B
6/30/2015	$34.15	$0.19	$(1.92)	$(1.73)	$(0.44)	$(7.12)
6/30/2014	31.07	0.13	6.76	6.89	(0.09)	(3.72)
6/30/2013	27.46	0.30	5.25	5.55	(0.09)	(1.85)
6/30/2012	29.60	0.17	(1.46)	(1.29)	— (d)	(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—
Class C
6/30/2015	$33.27	$0.17	$(1.85)	$(1.68)	$(0.48)	$(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—
Class D
6/30/2015	$36.37	$0.43	$(2.02)	$(1.59)	$(0.66)	$(7.12)
6/30/2014	32.86	0.40	7.17	7.57	(0.34)	(3.72)
6/30/2013	28.98	0.55	5.55	6.10	(0.37)	(1.85)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)	(0.85)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—
Class R
6/30/2015	$36.37	$0.34	$(2.02)	$(1.68)	$(0.58)	$(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—
Class P
6/30/2015	$37.36	$0.51	$(2.07)	$(1.56)	$(0.76)	$(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—
Institutional Class
6/30/2015	$37.46	$0.56	$(2.07)	$(1.51)	$(0.78)	$(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—

144	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(7.79)	$25.91	(c)	(3.77)%		$1,592,000	1.18%	1.21%	1.39%	42%
(4.07)	35.24		24.36		2,250,556	1.17	1.21	1.15	29
(2.23)	31.96		22.10		2,139,306	1.18	1.18	1.77	31
(1.29)	28.25	(c)	(3.48	)(c)	2,069,509	1.18	1.18	1.35	26
(0.42)	30.67		32.33		2,560,148	1.18	1.18	1.14	26

$(7.56)	$24.86	(c)	(4.54)%		$5,359	1.93%	1.96%	0.67%	42%
(3.81)	34.15		23.45		8,849	1.92	1.96	0.39	29
(1.94)	31.07		21.20		10,026	1.93	1.93	1.02	31
(0.85)	27.46	(c)	(4.21	)(c)	12,678	1.93	1.93	0.60	26
(0.07)	29.60		31.36		38,545	1.93	1.93	0.54	26

$(7.60)	$23.99	(c)	(4.52)%		$259,629	1.93%	1.96%	0.63%	42%
(3.85)	33.27		23.43		342,352	1.92	1.96	0.40	29
(2.02)	30.40		21.25		326,520	1.93	1.93	1.02	31
(1.07)	26.97	(c)	(4.22	)(c)	329,937	1.93	1.93	0.60	26
(0.22)	29.32		31.36		410,818	1.93	1.93	0.42	26

$(7.78)	$27.00	(c)	(3.79)%		$82,889	1.18%	1.21%	1.40%	42%
(4.06)	36.37		24.37		121,356	1.17	1.21	1.15	29
(2.22)	32.86		22.14		118,418	1.18	1.18	1.77	31
(1.28)	28.98	(c)	(3.52	)(c)	119,903	1.18	1.18	1.35	26
(0.40)	31.42		32.33		150,210	1.18	1.18	1.16	26

$(7.70)	$26.99	(c)	(4.06)%		$97,345	1.43%	1.46%	1.13%	42%
(3.98)	36.37		24.06		131,571	1.42	1.46	0.90	29
(2.12)	32.87		21.82		132,478	1.43	1.43	1.50	31
(1.21)	28.96	(c)	(3.73	)(c)	143,337	1.43	1.43	1.10	26
(0.35)	31.40		32.05		175,290	1.43	1.43	0.89	26

$(7.88)	$27.92	(c)	(3.58)%		$106,077	0.93%	0.96%	1.63%	42%
(4.08)	37.36		24.68		93,195	0.92	0.96	1.34	29
(2.31)	33.59		22.43		125,247	0.93	0.93	2.03	31
(1.38)	29.59	(c)	(3.23	)(c)	117,040	0.93	0.93	1.58	26
(0.46)	32.06		32.64		82,009	0.93	0.93	1.32	26

$(7.90)	$28.05	(c)	(3.40)%		$2,866,196	0.78%	0.86%	1.78%	42%
(4.19)	37.46		24.85		3,749,112	0.77	0.86	1.55	29
(2.36)	33.73		22.63		3,537,603	0.78	0.83	2.17	31
(1.41)	29.70	(c)	(3.11	)(c)	2,769,904	0.78	0.83	1.74	26
(0.51)	32.17		32.88		2,876,467	0.78	0.83	1.53	26

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	145

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value (cont’d)
Administrative Class
6/30/2015	$35.19	$0.46	$(1.96)	$(1.50)	$(0.70)	$(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—
Class R6
6/30/2015	$37.47	$0.40	$(1.90)	$(1.50)	$(0.83)	$(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(d)	Less than $(0.01) per share.
(e)	Annualized.

146	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(7.82)	$25.87	(c)	(3.62)%		$811,305	1.03%	1.11%	1.54%	42%
(4.12)	35.19		24.55		1,220,261	1.02	1.11	1.30	29
(2.28)	31.92		22.30		1,209,716	1.03	1.08	1.92	31
(1.33)	28.23	(c)	(3.36	)(c)	1,266,720	1.03	1.08	1.50	26
(0.46)	30.65		32.54		1,577,240	1.03	1.08	1.27	26

$(7.95)	$28.02	(c)	(3.37)%		$235,613	0.73%	0.81%	1.36%	42%
—	37.47		9.59		27,994	0.72 (e)	0.81 (e)	1.49 (e)	29

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	147

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
6/30/2015	$18.28	$0.09	$0.93	$1.02		$(0.05)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46		(0.06)	(0.12)
Class C
6/30/2015	$18.16	$(0.05)	$0.93	$0.88	$	—(d )	$(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33		(0.05)	(0.12)
Class D
6/30/2015	$18.31	$0.09	$0.92	$1.01		$(0.10)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.05	3.42	3.47		(0.04)	(0.12)
Class P
6/30/2015	$18.33	$0.13	$0.95	$1.08		$(0.08)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51		(0.06)	(0.12)
Institutional Class
6/30/2015	$18.34	$0.15	$0.94	$1.09		$(0.10)	$(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53		(0.07)	(0.12)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

148	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.89)	$18.41	6.01%	$38,579	1.24%		1.30%		0.47%		148%
(0.18)	18.28	23.15	103	1.31	(c)	3.19	(c)	0.46	(c)	119

$(0.84)	$18.20	5.27%	$44,067	1.99%		2.05%		(0.29)%		148%
(0.17)	18.16	22.28	39	2.06	(c)	3.99	(c)	(0.38	)(c)	119

$(0.94)	$18.38	6.01%	$640	1.25%		1.30%		0.47%		148%
(0.16)	18.31	23.16	25	1.31	(c)	3.44	(c)	0.30	(c)	119

$(0.92)	$18.49	6.36%	$2,143	0.99%		1.05%		0.73%		148%
(0.18)	18.33	23.43	13	1.06	(c)	3.40	(c)	0.56	(c)	119

$(0.94)	$18.49	6.41%	$6,656	0.93%		0.95%		0.86%		148%
(0.19)	18.34	23.56	6,277	0.96	(c)	3.30	(c)	0.66	(c)	119

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	149

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Technology:
Class A
6/30/2015	$63.49	$(0.54)	$6.49	$5.95	$(11.29)
6/30/2014	50.70	(0.54)	17.81	17.27	(4.48)
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—
6/30/2011	35.09	(0.61)	16.46	15.85	—
Class B
6/30/2015	$56.48	$(0.86)	$5.67	$4.81	$(11.29)
6/30/2014	45.84	(0.88)	16.00	15.12	(4.48)
6/30/2013	41.84	(0.58)	7.35	6.77	(2.77)
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—
6/30/2011	32.65	(0.87)	15.25	14.38	—
Class C
6/30/2015	$56.46	$(0.87)	$5.68	$4.81	$(11.29)
6/30/2014	45.82	(0.88)	16.00	15.12	(4.48)
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—
6/30/2011	32.63	(0.89)	15.27	14.38	—
Class D
6/30/2015	$62.69	$(0.53)	$6.40	$5.87	$(11.29)
6/30/2014	50.10	(0.54)	17.61	17.07	(4.48)
6/30/2013	45.16	(0.30)	8.01	7.71	(2.77)
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—
6/30/2011	34.71	(0.60)	16.27	15.67	—
Class P
6/30/2015	$66.74	$(0.42)	$6.87	$6.45	$(11.29)
6/30/2014	52.97	(0.42)	18.67	18.25	(4.48)
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—
6/30/2011	36.32	(0.51)	17.02	16.51	—
Institutional Class
6/30/2015	$67.21	$(0.36)	$6.93	$6.57	$(11.29)
6/30/2014	53.27	(0.36)	18.78	18.42	(4.48)
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—
6/30/2011	36.39	(0.47)	17.09	16.62	—
Administrative Class
6/30/2015	$65.40	$(0.50)	$6.71	$6.21	$(11.29)
6/30/2014	52.06	(0.50)	18.32	17.82	(4.48)
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—
6/30/2011	35.88	(0.58)	16.83	16.25	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

150	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$58.15		10.33%	$340,765	1.61%	(0.90)%	165%
63.49		35.10	330,421	1.59	(0.92)	152
50.70		17.95	259,132	1.57	(0.63)	161
45.66		(10.37)	258,603	1.58	(0.91)	176
50.94	(c)	45.17 (c)	358,971	1.60	(1.31)	171

$50.00		9.48%	$966	2.36%	(1.60)%	165%
56.48		34.06	2,009	2.34	(1.67)	152
45.84		17.10	2,666	2.32	(1.36)	161
41.84		(11.04)	4,824	2.33	(1.66)	176
47.03	(c)	44.04 (c)	11,686	2.35	(2.07)	171

$49.98		9.51%	$130,395	2.36%	(1.65)%	165%
56.46		34.08	127,243	2.34	(1.67)	152
45.82		17.08	104,421	2.32	(1.37)	161
41.83		(11.02)	108,200	2.33	(1.66)	176
47.01	(c)	44.07 (c)	140,676	2.35	(2.07)	171

$57.27		10.33%	$158,585	1.61%	(0.90)%	165%
62.69		35.09	171,101	1.59	(0.92)	152
50.10		17.95	154,286	1.57	(0.64)	161
45.16		(10.36)	132,654	1.58	(0.92)	176
50.38	(c)	45.15 (c)	186,348	1.60	(1.32)	171

$61.90		10.62%	$53,710	1.36%	(0.66)%	165%
66.74		35.43	45,425	1.34	(0.67)	152
52.97		18.24	33,833	1.32	(0.38)	161
47.48		(10.13)	36,159	1.33	(0.66)	176
52.83	(c)	45.46 (c)	59,233	1.35	(1.02)	171

$62.49		10.71%	$617,315	1.26%	(0.55)%	165%
67.21		35.56	544,216	1.24	(0.57)	152
53.27		18.38	399,840	1.22	(0.28)	161
47.68		(10.05)	377,526	1.23	(0.56)	176
53.01	(c)	45.67 (c)	443,233	1.25	(0.97)	171

$60.32		10.44%	$72,947	1.51%	(0.80)%	165%
65.40		35.25	65,147	1.49	(0.82)	152
52.06		18.06	49,124	1.47	(0.53)	161
46.77		(10.28)	48,897	1.48	(0.81)	176
52.13	(c)	45.29 (c)	71,805	1.50	(1.21)	171

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	151

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI U.S. Managed Volatility:
Class A
6/30/2015	$15.04	$0.29	$0.04	$0.33	$(0.19)
6/30/2014	13.39	0.22	1.84	2.06	(0.19)
6/30/2013	13.62	0.33	1.22	1.55	(0.33)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)
Class B
6/30/2015	$13.97	$0.15	$0.06	$0.21	$— (c)
6/30/2014	12.39	0.08	1.72	1.80	— (c)
6/30/2013	12.69	0.23	1.11	1.34	(0.19)
6/30/2012	13.48	0.09	0.31	0.40	— (c)
6/30/2011	10.42	(0.01)	3.07	3.06	— (c)
Class C
6/30/2015	$13.90	$0.16	$0.04	$0.20	$(0.10)
6/30/2014	12.38	0.10	1.70	1.80	(0.06)
6/30/2013	12.70	0.23	1.11	1.34	(0.21)
6/30/2012	13.49	0.10	0.30	0.40	— (c)
6/30/2011	10.43	(0.01)	3.07	3.06	— (c)
Class D
6/30/2015	$15.09	$0.29	$0.05	$0.34	$(0.18)
6/30/2014	13.37	0.21	1.85	2.06	(0.12)
6/30/2013	13.59	0.32	1.22	1.54	(0.31)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)
Class P
6/30/2015	$15.56	$0.35	$0.03	$0.38	$(0.24)
6/30/2014	13.79	0.23	1.93	2.16	(0.17)
6/30/2013	13.98	0.38	1.24	1.62	(0.36)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)
Institutional Class
6/30/2015	$15.60	$0.36	$0.04	$0.40	$(0.25)
6/30/2014	13.86	0.28	1.89	2.17	(0.21)
6/30/2013	14.04	0.35	1.29	1.64	(0.37)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Less than $(0.01) per share.
(d)	Does not include expenses of the investment companies in which the Fund invests.

152	Annual Report	| June 30, 2015 |	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.11)	$(1.30)	$14.07	2.06%	$14,377	0.96	%(d)	1.93	%(d)	165%
(0.22)	(0.41)	15.04	15.62	15,055	0.96	(d)	1.58	(d)	122
(1.45)	(1.78)	13.39	13.02	8,183	0.96		2.51		86
(1.19)	(1.24)	13.62	4.63	6,412	1.08		1.52		199
—	(0.08)	14.32	30.27	7,838	1.17		0.62		138

$(1.11)	$(1.11)	$13.07	1.35%	$100	1.71	%(d)	1.09	%(d)	165%
(0.22)	(0.22)	13.97	14.67	230	1.71	(d)	0.61	(d)	122
(1.45)	(1.64)	12.39	12.17	577	1.71		1.82		86
(1.19)	(1.19)	12.69	3.85	880	1.83		0.69		199
—	— (c)	13.48	29.37	1,655	1.92		(0.06)		138

$(1.11)	$(1.21)	$12.89	1.30%	$1,693	1.71	%(d)	1.19	%(d)	165%
(0.22)	(0.28)	13.90	14.69	1,881	1.71	(d)	0.75	(d)	122
(1.45)	(1.66)	12.38	12.15	1,904	1.71		1.82		86
(1.19)	(1.19)	12.70	3.85	2,540	1.83		0.79		199
—	— (c)	13.49	29.34	3,408	1.92		(0.11)		138

$(1.11)	$(1.29)	$14.14	2.11%	$514	0.96	%(d)	1.93	%(d)	165%
(0.22)	(0.34)	15.09	15.59	735	0.96	(d)	1.52	(d)	122
(1.45)	(1.76)	13.37	12.95	1,405	0.96		2.39		86
(1.19)	(1.26)	13.59	4.61	707	1.08		1.66		199
—	(0.09)	14.32	30.31	605	1.17		0.65		138

$(1.11)	$(1.35)	$14.59	2.34%	$413	0.71	%(d)	2.31	%(d)	165%
(0.22)	(0.39)	15.56	15.92	181	0.71	(d)	1.62	(d)	122
(1.45)	(1.81)	13.79	13.30	235	0.71		2.78		86
(1.19)	(1.30)	13.98	4.86	82	0.83		1.87		199
—	(0.12)	14.70	30.62	58	0.92		0.89		138

$(1.11)	$(1.36)	$14.64	2.45%	$60,253	0.61	%(d)	2.33	%(d)	165%
(0.22)	(0.43)	15.60	15.96	61,254	0.61	(d)	1.89	(d)	122
(1.45)	(1.82)	13.86	13.36	42,595	0.61		2.52		86
(1.19)	(1.29)	14.04	5.00	7,857	0.73		1.86		199
—	(0.13)	14.73	30.86	10,085	0.82		1.22		138

See accompanying Notes to Financial Statements	| June 30, 2015 |	Annual Report	153

Notes to Financial Statements

June 30, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “ASC” Topic 946 Financial Services—Investment Companies. As of June 30, 2015 the Trust consisted of seventeen separate investment funds (each a “Fund” and collectively, the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Adviser” ) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, P, Institutional, R6 and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2015 and the year ended June 30, 2014:

AllianzGI Health Sciences
Class	Date	Shares	Amount
Institutional	12/22/14	302	$10,000

AllianzGI NFJ Dividend Value
Class	Date	Shares	Amount
Class R6	12/19/13	640	$10,000

AllianzGI NFJ International Value
Class	Date	Shares	Amount
Class R6	12/19/13	443	$10,000

AllianzGI NFJ Small-Cap Value
Class	Date	Shares	Amount
Class R6	12/19/13	292	$10,000

AllianzGI Small-Cap Blend
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	666	10,000
D	7/1/13	667	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	333,333	5,000,000
		336,000	$5,040,000

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, AllianzGI Technology and AllianzGI U.S. Managed Volatility is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the Fund’s financial statements.

In April 2015, the FASB issued ASU 2015-7, disclosures for investments in certain entities that calculate net asset value per share (“NAV”) (or its equivalent), modifying ASC 946 Financial Services Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. ASU 2015-7 is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on

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the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the NAV as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Adviser circumstances and events that may require fair valuation. The Investment Adviser, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The

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Notes to Financial Statements (cont’d)

June 30, 2015

objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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A summary of the inputs used at June 30, 2015 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a) and 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Brazil	$14,364,399	—	—	$14,364,399
China	2,312,863	$21,663,141	$3,265,928	27,241,932
India	2,555,141	10,062,413	—	12,617,554
Korea (Republic of)	1,126,430	25,435,571	—	26,562,001
Malaysia	493,184	—	—	493,184
Mexico	2,838,861	—	—	2,838,861
Russian Federation	1,505,626	—	—	1,505,626
United States	4,924,172	—	—	4,924,172
All Other	—	43,341,728	—	43,341,728
Preferred Stock:
Brazil	1,935,847	—	—	1,935,847
Russian Federation	—	—	3,125,715	3,125,715
Rights	—	—	6,135	6,135
Repurchase Agreements	—	5,366,000	—	5,366,000
	32,056,523	105,868,853	6,397,778	144,323,154
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	1,103	—	1,103
Totals	$32,056,523	$105,869,956	$6,397,778	$144,324,257

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$689,369,478	—	—	$689,369,478
Repurchase Agreements	—	$12,419,000	—	12,419,000
Totals	$689,369,478	$12,419,000	—	$701,788,478

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Australia	—	$608,384	—	$608,384
Denmark	—	732,699	—	732,699
France	—	1,787,437	—	1,787,437
Germany	—	993,440	—	993,440
Japan	—	2,882,061	—	2,882,061
Norway	—	609,665	—	609,665
South Africa	—	743,493	—	743,493
Spain	—	1,004,734	—	1,004,734
Switzerland	$1,095,404	405,982	—	1,501,386
United Kingdom	—	3,216,455	—	3,216,455
All Other	43,524,438	—	—	43,524,438
Repurchase Agreements	—	1,310,000	—	1,310,000
	44,619,842	14,294,350	—	58,914,192

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Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI Global Natural Resources:
Investments in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Options Written:
Market Price	$(256,836)	—	—	$(256,836)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$1,179	—	1,179
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,787)	—	(2,787)
Totals	$44,363,006	$14,292,742	—	$58,655,748

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Canada	$1,593,592	—	—	$1,593,592
Denmark	1,803,840	—	—	1,803,840
France	5,142,565	$622,359	—	5,764,924
Hong Kong	474,099	1,834,231	—	2,308,330
Ireland	2,314,801	1,583,027	—	3,897,828
Israel	1,147,258	—	—	1,147,258
Switzerland	1,120,696	2,076,705	—	3,197,401
Thailand	—	—	$507,498	507,498
United Kingdom	1,457,033	9,624,755	—	11,081,788
United States	122,932,640	1,013,659	—	123,946,299
All Other	—	54,741,535	—	54,741,535
Repurchase Agreements	—	9,927,000	—	9,927,000
	137,986,524	81,423,271	507,498	219,917,293
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,634)	—	(2,634)
Totals	$137,986,524	$81,420,637	$507,498	$219,914,659

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Biotechnology	$72,917,622	$985,618	—	$73,903,240
Health Care Providers & Services	34,027,245	1,272,010	—	35,299,255
Pharmaceuticals	58,496,700	12,078,083	—	70,574,783
All Other	37,253,133	—	—	37,253,133
Warrants	—	—	$135,955	135,955
Repurchase Agreements	—	8,326,000	—	8,326,000
	202,694,700	22,661,711	135,955	225,492,366
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	19,716	—	19,716
Totals	$202,694,700	$22,681,427	$135,955	$225,512,082

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AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$994,805,911	—	—	$994,805,911
Corporate Bonds & Notes	—	$949,570,157	—	949,570,157
Convertible Bonds	—	710,446,549	—	710,446,549
Convertible Preferred Stock:
Automobiles	—	—	$4,502,448	4,502,448
Banks	18,218,830	—	8,393,095	26,611,925
Food Products	12,117,212	11,655,461	7,795,380	31,568,053
Health Care Providers & Services	—	—	11,543,228	11,543,228
Iron/Steel	—	5,486,946	—	5,486,946
Machinery	3,538,744	10,411,120	—	13,949,864
Oil, Gas & Consumable Fuels	6,952,283	9,768,688	—	16,720,971
All Other	136,820,681	—	—	136,820,681
Repurchase Agreements	—	128,133,000	—	128,133,000
	1,172,453,661	1,825,471,921	32,234,151	3,030,159,733
Investments in Securities – Liabilities
Options Written:
Market Price	(806,480)	—	—	(806,480)
Totals	$1,171,647,181	$1,825,471,921	$32,234,151	$3,029,353,253

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
France	$532,397	$5,820,075	—	$6,352,472
Hong Kong	2,113,718	4,710,895	—	6,824,613
Luxembourg	481,538	—	—	481,538
Netherlands	—	1,777,097	$437,577	2,214,674
United Kingdom	1,250,741	12,753,909	—	14,004,650
All Other	—	58,389,918	—	58,389,918
Totals	$4,378,394	$83,451,894	$437,577	$88,267,865

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$312,804,363	—	—	$312,804,363
Repurchase Agreements	—	$1,864,000	—	1,864,000
Totals	$312,804,363	$1,864,000	—	$314,668,363

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$24,289,107	—	—	$24,289,107
Repurchase Agreements	—	$172,000	—	172,000
Totals	$24,289,107	$172,000	—	$24,461,107

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Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$7,861,106,300	—	—	$7,861,106,300
Repurchase Agreements	—	$125,219,000	—	125,219,000
Totals	$7,861,106,300	$125,219,000	—	$7,986,325,300

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Australia	$47,521,868	$26,405,964	—	$73,927,832
China	24,215,789	142,225,644	—	166,441,433
France	—	161,979,699	—	161,979,699
Germany	—	25,404,940	—	25,404,940
Hong Kong	—	92,881,496	—	92,881,496
Indonesia	—	23,836,954	—	23,836,954
Ireland	—	21,360,554	—	21,360,554
Israel	77,125,500	27,166,779	—	104,292,279
Japan	50,491,150	244,944,371	—	295,435,521
Netherlands	—	49,846,818	—	49,846,818
Norway	—	69,070,584	—	69,070,584
Singapore	49,052,658	54,842,688	—	103,895,346
Sweden	23,001,444	77,698,052	—	100,699,496
United Kingdom	226,875,774	195,474,152	—	422,349,926
All Other	777,056,169	—	—	777,056,169
Preferred Stock	—	54,300,829	—	54,300,829
Repurchase Agreements	—	4,494,000	—	4,494,000
	1,275,340,352	1,271,933,524	—	2,547,273,876
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	11,517	—	11,517
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(6,201)	—	(6,201)
Totals	$1,275,340,352	$1,271,938,840	—	$2,547,279,192

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$608,896,101	—	—	$608,896,101
Repurchase Agreements	—	$5,033,000	—	5,033,000
Totals	$608,896,101	$5,033,000	—	$613,929,101

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$704,294,188	—	—	$704,294,188
Mutual Funds	6,853,748	—	—	6,853,748
Repurchase Agreements	—	$34,477,000	—	34,477,000
Totals	$711,147,936	$34,477,000	—	$745,624,936

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AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$5,759,735,311	—	—	$5,759,735,311
Mutual Funds	38,902,424	—	—	38,902,424
Repurchase Agreements	—	$319,259,000	—	319,259,000
Totals	$5,798,637,735	$319,259,000	—	$6,117,896,735

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$90,167,271	—	—	$90,167,271
Repurchase Agreements	—	$1,930,000	—	1,930,000
Totals	$90,167,271	$1,930,000	—	$92,097,271

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock:
Electrical Equipment	$7,373,835	$19,562,602	—	$26,936,437
Electronic Equipment, Instruments & Components	42,284,289	15,952,426	—	58,236,715
Health Care Equipment & Supplies	—	4,117,111	—	4,117,111
Internet & Catalog Retail	118,199,587	16,144	—	118,215,731
Internet Software & Services	174,232,678	17,480,985	—	191,713,663
IT Services	120,766,271	7,860,288	—	128,626,559
Semiconductors & Semiconductor Equipment	167,944,452	9,427,108	—	177,371,560
Software	338,693,294	8,825,939	—	347,519,233
Technology Hardware, Storage & Peripherals	86,072,237	10,918,541	—	96,990,778
All Other	162,980,661	—	—	162,980,661
Exchange-Traded Funds	5,809	—	—	5,809
Repurchase Agreements	—	53,451,000	—	53,451,000
Options Purchased:
Market Price	15,410,281	—	—	15,410,281
	1,233,963,394	147,612,144	—	1,381,575,538
Investments in Securities – Liabilities
Options Written:
Market Price	(15,362,096)	—	—	(15,362,096)
Securities Sold Short, at value	(10,527,030)	—	—	(10,527,030)
	(25,889,126)	—	—	(25,889,126)
Totals	$1,208,074,268	$147,612,144	—	$1,355,686,412

AllianzGI U.S. Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/15
Common Stock	$76,883,845	—	—	$76,883,845
Repurchase Agreements	—	$308,000	—	308,000
Totals	$76,883,845	$308,000	—	$77,191,845

Annual Report	| June 30, 2015	161

Notes to Financial Statements (cont’d)

June 30, 2015

At June 30, 2015, the following Funds had transfers between Levels 1 and 2:

Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$5,132,802(a	)	$2,555,141(b	)
AllianzGI Global Small-Cap	1,489,363(a	)	7,595,194(b	)
AllianzGI Income & Growth	—		21,943,102(c	)
AllianzGI International Managed Volatility	4,117,036(a	)	3,150,749(b	)
AllianzGI Technology	—		40,122(b	)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2014, which was applied on June 30, 2015.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2014, which was not applied on June 30, 2015.
(c)	This transfer was a result of securities without an exchange-traded closing price at June 30, 2014, which was available on June 30, 2015.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2015, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 6/30/15
Common Stock:
China	—	$2,561,346	$(1,106,663)	—	$(262,212)	$(136,037)	$2,209,494	—	$3,265,928
Russian Federation	$986,318	45,446	(603,143)	—	(340,385)	(88,236)	—	—	—
Preferred Stock:
Russian Federation	3,068,175	1,368,753	(1,098,525)	—	(125,779)	(86,909)	—	—	3,125,715
Rights	—	—	—	—	—	6,135	—	—	6,135
Totals	$4,054,493	$3,975,545	$(2,808,331)	—	$(728,376)	$(305,047)	$2,209,494	—	$6,397,778

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/15
Common Stock:
Thailand	—	$977,788	$(554,171)	—	$42,491	$41,390	—	—	$507,498

AllianzGI Health Sciences:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/15

Warrants	$771,550	—	—	—	—	$(635,595)	—	—	$135,955

162	June 30, 2015 |	Annual Report

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/15
Convertible Preferred Stock:
Automobiles	—	$4,675,824	—	—	—	$(173,376)	—	—	$4,502,448
Banks	—	8,883,702	—	—	—	(490,607)	—	—	8,393,095
Food Products	—	8,683,804	—	—	—	(888,424)	—	—	7,795,380
Health Care Providers & Services	$2,973,488	11,363,486	$(3,431,930)	$296,257	$478,747	(136,820)	—	—	11,543,228
Totals	$2,973,488	$33,606,816	$(3,431,930)	$296,257	$478,747	$(1,689,227)	—	—	$32,234,151

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Beginning Balance 6/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 6/30/15
Common Stock:
Netherlands	—	—	—	—	—	—	$437,577	—	$437,577
Rights:
Hong Kong	$28,188	—	$(22,022)	—	$22,022	$(28,188)	—	—	—
Totals	$28,188	—	$(22,022)	—	$22,022	$(28,188)	$437,577	—	$437,577

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2015:

AllianzGI Emerging Markets Opportunities:
Investments In Securities – Assets	Ending Balance at 6/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$2,209,494	Fundamental Analytical Data Relating to the Investment	Price of Stock	HKD 3.30
	$1,056,434	Last Price	Trading Volume	HKD 38.00
Preferred Stock	$3,125,715	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 0.77
Rights	$6,135	Fundamental Analytical Data Relating to the Investment	Price of Right	KRW 11,200

AllianzGI Global Small-Cap:
Investments In Securities – Assets	Ending Balance at 6/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$507,498	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 7.19

AllianzGI Health Sciences:
Investments In Securities – Assets	Ending Balance at 6/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants	$135,955	Analytical Model	Price of Warrant	$0.7521

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Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI Income & Growth:
Investments In Securities – Assets	Ending Balance at 6/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Preferred Stock	$32,234,151	Third-Party Pricing Vendor	Single Broker Quote	$15.65-$118.33

AllianzGI International Managed Volatility:
Investments In Securities – Assets	Ending Balance at 6/30/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$437,577	Offer Price	Price of Stock	EUR 45.25

EUR — Euro Dollar

HKD — Hong Kong Dollar

KRW — South Korean Won

THB — Thai Baht

*	Other financial instruments are derivatives, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of the Level 2 into Level 3 because trading was halted and Sub-Adviser recommended to use an average of the last closing price and some observed over-the-counter trades.
***	Transferred out of Level 2 into Level 3 because trading was halted and the Sub-Adviser recommended the last closing price at June 30, 2015.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following funds held at June 30, 2015 was:

AllianzGI Emerging Market Opportunities	$(204,736)
AllianzGI Global Small-Cap	41,390
AllianzGI Health Sciences	(635,595)
AllianzGI Income & Growth	(1,668,922)
AllianzGI International Managed Volatility	54,470

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually.

164	June 30, 2015 |	Annual Report

The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2015.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the

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Notes to Financial Statements (cont’d)

June 30, 2015

issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) When-Issued/Delayed-Delivery Transactions.   When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible

166	June 30, 2015 |	Annual Report

imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded.

Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management

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Notes to Financial Statements (cont’d)

June 30, 2015

purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2015:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$1,103

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$1,179	$1,179
Liability derivatives:
Options written, at value	$(256,836)	—	$(256,836)
Unrealized depreciation of forward foreign currency contracts	—	(2,787)	(2,787)
Total liability derivatives	$(256,836)	$(2,787)	$(259,623)

168	June 30, 2015 |	Annual Report

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(2,634)

AllianzGI Health Sciences:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$19,716

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(806,480)

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$11,517
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(6,201)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$15,410,281
Liability derivatives:
Options written, at value	$(15,362,096)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2015:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(7,697)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$1,103

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Options written	$565,751	—	$565,751
Foreign currency transactions (forward foreign currency contracts)	—	$5,216	5,216
Total net realized gain	$565,751	$5,216	$570,967
Net change in unrealized appreciation/depreciation of:
Options written	$179,829	—	$179,829
Foreign currency transactions (forward foreign currency contracts)	—	$(1,608)	(1,608)
Total net change in unrealized appreciation/depreciation	$179,829	$(1,608)	$178,221

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(26,697)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(2,634)

Annual Report	| June 30, 2015	169

Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI Health Sciences:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Investments (options purchased)	$1,691,526	—	$1,691,526
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	—	$19,716	$19,716

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(6,298,283)
Net change in unrealized appreciation/depreciation of:
Options written	$(412,517)

AllianzGI International Managed Volatility:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(53,630)

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$209,969
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$5,316

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$88,119

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$10,018,889	—	$10,018,889
Futures contracts	—	$(66,529)	(66,529)
Options written	16,872,229	—	16,872,229
Foreign currency transactions (forward foreign currency contracts)	—	(35,235)	(35,235)
Total net realized gain (loss)	$26,891,118	$(101,764)	$26,789,354
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(39,232,323)	—	$(39,232,323)
Options written	(5,592,848)	—	(5,592,848)
Total net change in unrealized appreciation/depreciation	$(44,825,171)	—	$(44,825,171)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended June 30, 2015:

	Options Purchased	Options Written	Futures Contracts(1)	Forward Foreign Currency Contracts(2)
	Contracts(1)	Contracts(1)	Short	Purchased	Sold
AllianzGI Emerging Markets Opportunities	—	—	—	$24,605	—
AllianzGI Global Small-Cap	—	—	—	5,485	$63,956
AllianzGI Global Natural Resources	—	1,328	—	90,856	24,652
AllianzGI Health Sciences	334	—	—	344,644	—
AllianzGI Income & Growth	—	15,139	—	—	—
AllianzGI NFJ International Value	—	—	—	1,316,077	—
AllianzGI Technology	40,700	58,238	12	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

170	June 30, 2015 |	Annual Report

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at June 30, 2015 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2015:

AllianzGI Emerging Markets Opportunities:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$1,103	—	—	$1,103

AllianzGI Global Natural Resources:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$1,179	$(1,179)	—	—

AllianzGI Health Sciences:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$19,716	—	—	$19,716

AllianzGI NFJ International Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$11,517	$(6,201)	—	$5,316

Financial Liabilities and Derivative Liabilities, and Collateral Received at June 30, 2015:

AllianzGI Global Natural Resources:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$2,787	$(1,179)	—	$1,608

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$2,634	—	—	$2,634

Annual Report	| June 30, 2015	171

Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI NFJ International Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts Northern Trust Company	$6,201	$(6,201)	—	—

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services in accordance with the portfolio management agreements. AllianzGI U.S. sub-advises the following Funds: AllianzGI Emerging Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, AllianzGI Technology and AllianzGI U.S. Managed Volatility. NFJ sub-advises the following Funds: AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.  AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, B, C, D, and R			Class P			Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI Emerging Markets Opportunities(1)	0.90%	0.90%		0.50%	0.50%		0.50%	0.50%		0.40%	0.40%		N/A	N/A		N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30%	0.30%		N/A	N/A
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(5)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI International Managed Volatility(1)	0.40	0.40		0.50	0.30	(10)	0.50	0.30	(10)	0.40	0.20	(10)	N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ All-Cap Value(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI NFJ Dividend Value(3)	0.45	0.45	(9)	0.40	0.34		0.40	0.34		0.30	0.24		0.30	0.24		0.25%	0.19%
AllianzGI NFJ International Value(1)	0.60	0.60	(7)	0.50	0.41	(11)	0.50	0.41	(11)	0.40	0.31	(11)	0.40	0.31	(11)	0.35	0.26	(11)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A

172	June 30, 2015 |	Annual Report

	All Classes			Class A, B, C, D, and R		Class P		Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee	Effective Advisory Fee		Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee	Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee		Administration Fee	Effective Administration Fee
AllianzGI NFJ Mid-Cap Value(3)	0.60%	0.60%		0.40%	0.40%	0.40%	0.40%	0.30%	0.30%		0.30%	0.30%		N/A	N/A
AllianzGI NFJ Small-Cap Value(3)	0.60	0.57	(8)	0.40	0.36	0.40	0.36	0.30	0.21	(12)	0.30	0.21	(12)	0.25%	0.16	%(12)
AllianzGI Small-Cap Blend(3)	0.65	0.60	(6)	0.40	0.40	0.40	0.40	0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.90	(4)	0.40	0.39	0.40	0.39	0.30	0.29		0.30	0.29		N/A	N/A
AllianzGI U.S. Managed Volatility(3)	0.30	0.30		0.40	0.40	0.40	0.40	0.30	0.30		N/A	N/A		N/A	N/A

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	The total Administration Fee for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(5)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(6)	Effective March 9, 2015, the Adviser has contractually agreed to observe, through March 31, 2016, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.06% to 0.59%.
(7)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(8)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(9)	Effective November 1, 2014, the Adviser has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(10)	Effective November 1, 2014, the Administrator has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.20%. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.
(11)	Effective December 16, 2013, the Administrator had contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.025%
(12)	Effective November 1, 2014, the Administrator has contractually agreed to observe, through October 31, 2015, an irrevocable waiver of a portion of its Administration Fees paid by Institutional Class, Class R6 and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes. An identical waiver arrangement was in place for the Fund from November 1, 2013 through October 31, 2014.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Annual Report	| June 30, 2015	173

Notes to Financial Statements (cont’d)

June 30, 2015

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2015, the Distributor received $1,686,923, representing commissions (sales charges) and CDSC from the funds.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex.

The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or in one or more series of Allianz Funds Multi-Strategy Trust, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2015, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$144,138,555	$124,748,702
AllianzGI Focused Growth	381,164,768	413,760,486
AllianzGI Global Natural Resources	72,149,526	54,249,468
AllianzGI Global Small-Cap	134,506,153	129,059,588
AllianzGI Health Sciences*	147,076,452	138,718,289
AllianzGI Income & Growth	2,766,706,750	2,243,933,374
AllianzGI International Managed Volatility	91,693,786	92,216,540
AllianzGI Mid-Cap	259,148,412	311,336,111
AllianzGI NFJ All-Cap Value	11,843,235	12,800,617
AllianzGI NFJ Dividend Value	3,857,539,320	4,979,671,470
AllianzGI NFJ International Value	1,522,985,896	1,775,748,956
AllianzGI NFJ Large-Cap Value	192,329,004	369,519,615
AllianzGI NFJ Mid-Cap Value	356,872,918	450,578,837
AllianzGI NFJ Small-Cap Value	2,746,401,029	4,114,870,983
AllianzGI Small-Cap Blend	48,021,765	54,616,308
AllianzGI Technology**	1,977,771,356	1,982,589,408
AllianzGI U.S. Managed Volatility	$138,615,123	$140,631,467

*	Securities sold short of $2,877,466; covers on securities sold short of $1,873,461.
**	Securities sold short of $229,754,176; covers on securities sold short of $211,826,343.

(a) Transactions in options written for the year ended June 30, 2015:

	AllianzGI Global Natural Resources:
	Contracts	Premiums
Options outstanding, June 30, 2014	—	—
Options written	12,309	$1,916,373
Options terminated in closing transactions	(6,337)	(1,110,609)
Options expired	(2,348)	(369,099)
Options outstanding, June 30, 2015	3,624	$436,665

174	June 30, 2015 |	Annual Report

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2014	14,365	$967,870
Options written	220,574	12,163,221
Options terminated in closing transactions	(76,219)	(4,587,023)
Options expired	(138,376)	(7,871,662)
Options outstanding, June 30, 2015	20,344	$672,406

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2014	51,807	$21,838,110
Options written	159,719	71,153,939
Options terminated in closing transactions	(88,660)	(44,720,763)
Options expired	(78,458)	(28,719,853)
Options outstanding, June 30, 2015	44,408	$19,551,433

(b) Forward foreign currency contracts outstanding at June 30, 2015:

AllianzGI Emerging Markets Opportunities:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2015	Unrealized Appreciation
Purchased:
24,628 Australian Dollar settling 7/2/15	Northern Trust Company	$18,847	$19,002	$155
1,279,810 South African Rand settling 7/6/15	Northern Trust Company	104,176	105,124	948
				$1,103

AllianzGI Global Natural Resources:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
347,513 Canadian Dollar settling 7/2/15	Northern Trust Company	$280,920	$278,233	$(2,687)
216,415 Canadian Dollar settling 7/6/15	Northern Trust Company	173,361	173,261	(100)
Sold:
152,480 Canadian Dollar settling 7/2/15	Northern Trust Company	123,261	122,082	1,179
				$(1,608)

AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2015	Unrealized Depreciation
Sold:
417,875 Australian Dollar settling 7/2/15	Northern Trust Company	$319,778	$322,412	$(2,634)

AllianzGI Health Sciences:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2015	Unrealized Appreciation
Purchased:
213,309,043 Japanese Yen settling 7/1/15	Northern Trust Company	$1,723,219	$1,742,935	$19,716

AllianzGI NFJ International Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2015	Unrealized Appreciation (Depreciation)
Purchased:
1,231,364 Australian Dollar settling 7/1/15	Northern Trust Company	$943,290	$950,059	$6,769
753,324 Australian Dollar settling 7/2/15	Northern Trust Company	576,479	581,227	4,748
1,340,606 Australian Dollar settling 7/3/15	Northern Trust Company	1,035,288	1,034,285	(1,003)
491,997,900 Japanese Yen settling 7/3/15	Northern Trust Company	4,025,327	4,020,129	(5,198)
				$5,316

Annual Report	| June 30, 2015	175

Notes to Financial Statements (cont’d)

June 30, 2015

6.	INCOME TAX INFORMATION

The tax character of dividends paid was:

	Period or Year ended June 30, 2015			Period or Year ended June 30, 2014
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$1,889,114	—	—	$1,749,811	—
AllianzGI Focused Growth	15,353,999	$49,534,917	—	13,744,081	$35,641,256
AllianzGI Global Natural Resources	57,524	—	—	251,777	—
AllianzGI Global Small-Cap	—	—	—	—	—
AllianzGI Health Sciences	14,918,832	9,878,723	—	8,124,007	17,506,436
AllianzGI Income & Growth	229,266,732	5,622,026	—	154,008,850	—
AllianzGI International Managed Volatility	3,368,043	—	—	2,336,784	—
AllianzGI Mid-Cap	—	47,115,578	—	—	—
AllianzGI NFJ All-Cap Value	283,126	—	—	366,801	—
AllianzGI NFJ Dividend Value	186,400,227	—	—	192,999,075	—
AllianzGI NFJ International Value	78,100,860	—	—	59,897,577	—
AllianzGI NFJ Large-Cap Value	12,803,090	—	—	12,696,247	—
AllianzGI NFJ Mid-Cap Value	10,651,632	—	—	6,117,067	—
AllianzGI NFJ Small-Cap Value	285,785,408	1,334,450,202	176,680	139,198,515	781,874,850
AllianzGI Small-Cap Blend	345,349	2,056	7	61,963	—
AllianzGI Technology	53,505,462	170,993,042	—	4,998,861	82,839,296
AllianzGI U.S. Managed Volatility	5,927,367	3,131,581	—	851,066	912,119

(1)	Includes short-term capital gains, if any.

At June 30, 2015, the components of distributable earnings was:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$2,545,335	—	$60,211,263	—	$957,621	—
AllianzGI Focused Growth	4,482,958	$33,891,544	—	$723,122	—	—
AllianzGI Global Natural Resources	245,574	—	4,508,168	12,463	341,776	—
AllianzGI Global Small-Cap	—	—	5,878,327	87,387	3,072,838	—
AllianzGI Health Sciences	11,267,314	14,428,652	7,733,418	763,065	—	—
AllianzGI Income & Growth	63,096,477	14,930,214	—	—	—	—
AllianzGI International Managed Volatility	1,154,598	—	184,588,093	3,849	1,450,683	—
AllianzGI Mid-Cap	—	18,982,100	—	1,389,103	3,644,620	—
AllianzGI NFJ All-Cap Value	146,516	—	7,653,288	—	—	—
AllianzGI NFJ Dividend Value	—	—	301,775,539	—	41,903,529	—
AllianzGI NFJ International Value	22,611,150	—	150,760,204	—	23,173,197	—
AllianzGI NFJ Large-Cap Value	208,945	—	359,962,679	—	—	—
AllianzGI NFJ Mid-Cap Value	1,639,062	6,340,534	—	65,541	2,801,534	—
AllianzGI NFJ Small-Cap Value	22,131,128	597,558,644	—	—	65,542,931	—
AllianzGI Small-Cap Blend	38,593	1,711,270	—	—	35,916	—
AllianzGI Technology	27,080,166	133,342,369	—	7,678,256	—	—
AllianzGI U.S. Managed Volatility	2,789,620	2,310,074	1,529,688	—	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2014 through June 30, 2015, and/or other ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

176	June 30, 2015 |	Annual Report

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2015, capital loss carryforward amounts were:

	2016		2017		2018
AllianzGI Emerging Markets Opportunities	—		$30,125,746		$30,085,517	*
AllianzGI Focused Growth	—		—		—
AllianzGI Global Natural Resources	—		—		4,508,168
AllianzGI Global Small-Cap	—		—		5,878,327
AllianzGI Health Sciences	—		2,577,806	*	5,155,612	*
AllianzGI Income & Growth	—		—		—
AllianzGI International Managed Volatility	—		134,335,679		50,252,414
AllianzGI Mid-Cap	—		—		—
AllianzGI NFJ All-Cap Value	—		—		7,653,288
AllianzGI NFJ Dividend Value	—		—		301,775,539
AllianzGI NFJ International Value	—		—		150,760,204
AllianzGI NFJ Large-Cap Value	$17,261,411	*	37,111,699	*	305,589,569	*
AllianzGI NFJ Mid-Cap Value	—		—		—
AllianzGI NFJ Small-Cap Value	—		—		—
AllianzGI Small-Cap Blend	—		—		—
AllianzGI Technology	—		—		—
AllianzGI U.S. Managed Volatility	—		—		1,529,688	*

*	Subject to limitations under IRC Sections 381-384

For the year ended June 30, 2015, the Funds utilized the following amounts of pre-enactment capital loss carryforwards:

Utilized
AllianzGI Emerging Markets Opportunities	$3,997,512
AllianzGI Focused Growth	—
AllianzGI Global Natural Resources	2,332,764
AllianzGI Global Small-Cap	8,650,511
AllianzGI Health Sciences	2,577,806
AllianzGI Income & Growth	—
AllianzGI International Managed Volatility	2,698,983
AllianzGI Mid-Cap	1,880,680
AllianzGI NFJ All-Cap Value	3,080,493
AllianzGI NFJ Dividend Value	1,015,217,982
AllianzGI NFJ International Value	30,021,956
AllianzGI NFJ Large-Cap Value	125,608,480
AllianzGI NFJ Mid-Cap Value	111,130,367
AllianzGI NFJ Small-Cap Value	—
AllianzGI Small-Cap Blend	—
AllianzGI Technology	—
AllianzGI U.S. Managed Volatility	509,896

Annual Report	| June 30, 2015	177

Notes to Financial Statements (cont’d)

June 30, 2015

For the period or year ended June 30, 2015, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Depreciation
AllianzGI Emerging Markets Opportunities(b)(f)	$496,555	$(496,555)	—	—
AllianzGI Focused Growth(a)(j)	4,143,386	(1,635,364)	$(2,508,022)	—
AllianzGI Global Natural Resources(f)	(19,246)	19,246	—	—
AllianzGI Global Small-Cap(d)(f)(g)(l)	672,897	87,467	(757,239)	$(3,125)
AllianzGI Health Sciences(f)(d)	969,175	(969,175)	—	—
AllianzGI Income & Growth(e)(g)(h)(i)(m)(r)	84,979	955,748	(1,040,727)	—
AllianzGI International Managed Volatility(b)(f)(l)	450,497	(447,968)	(2,529)	—
AllianzGI Mid-Cap(d)(l)(j)	2,044,513	1,790,715	(3,835,228)	—
AllianzGI NFJ All-Cap Value(s)	(1,445)	1,445	—	—
AllianzGI NFJ Dividend Value(c)	163,488	—	(163,488)	—
AllianzGI NFJ International Value(b)(f)	9,722,336	(9,722,336)	—	—
AllianzGI NFJ Large-Cap Value	—	—	—	—
AllianzGI NFJ Mid-Cap Value(f)(g)(l)(n)(p)	(6,139,018)	6,151,532	(168)	(12,346)
AllianzGI NFJ Small-Cap Value(a)(f)(g)(l)(n)(p)	12,652,426	2,483,830	(29,448)	(15,106,808)
AllianzGI Small-Cap Blend(a)(g)(k)(l)(o)(p)	(2,867)	27,106	5,410	(29,649)
AllianzGI Technology(b)(d)(f)(j)(q)(s)	9,644,418	(9,642,604)	(1,814)	—
AllianzGI U.S. Managed Volatility(g)	48,049	(7,733)	—	(40,316)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expenses.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Consent fees.
(i)	Reclassification due to convertible preferred securities.
(j)	Security litigation.
(k)	Open basis adjustment to paid-in capital.
(l)	Gain/Loss on Sale of partnership.
(m)	Reclassification of contingent debt.
(n)	Adjustment to prior year’s beginning balance.
(o)	Adjustments from target fund.
(p)	Distribution from partnerships.
(q)	Reclassification of dividend expense.
(r)	Section 305 sales adjustment.
(s)	Miscellaneous adjustment.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

178	June 30, 2015 |	Annual Report

At June 30, 2015, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$137,026,042	$14,155,893	$6,858,781	$7,297,112
AllianzGI Focused Growth	504,350,688	199,959,542	2,521,752	197,437,790
AllianzGI Global Natural Resources	61,484,036	1,287,413	3,857,257	(2,569,844)
AllianzGI Global Small-Cap	179,096,491	46,146,252	5,325,450	40,820,802
AllianzGI Health Sciences	179,532,736	48,230,936	2,271,306	45,959,630
AllianzGI Income & Growth	3,209,804,444	38,496,416	218,141,127	(179,644,711)
AllianzGI International Managed Volatility	84,923,527	6,302,539	2,958,201	3,344,338
AllianzGI Mid-Cap	265,992,455	55,981,460	7,305,552	48,675,908
AllianzGI NFJ All-Cap Value	21,071,802	3,795,947	406,642	3,389,305
AllianzGI NFJ Dividend Value	6,801,993,738	1,316,641,665	132,310,103	1,184,331,562
AllianzGI NFJ International Value	2,514,505,217	206,268,123	173,499,464	32,768,659
AllianzGI NFJ Large-Cap Value	502,904,719	130,191,359	19,166,977	111,024,382
AllianzGI NFJ Mid-Cap Value	632,845,313	137,974,227	25,194,604	112,779,623
AllianzGI NFJ Small-Cap Value	5,261,624,189	1,131,133,477	274,860,931	856,272,546
AllianzGI Small-Cap Blend	83,802,141	10,457,201	2,162,071	8,295,130
AllianzGI Technology	1,069,188,791	331,779,762	19,393,015	312,386,747
AllianzGI U.S. Managed Volatility	78,294,472	2,173,317	3,275,944	(1,102,627)

(5)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, basis adjustments from investments in partnerships, Real Estate Investment Trusts (REITs), and Section 305.

Annual Report	| June 30, 2015	179

Notes to Financial Statements (cont’d)

June 30, 2015

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	248,334	$6,673,795	115,822	$2,910,691	915,745	$39,565,416	736,378	$29,327,392
Class B	—	—	—	—	1,988	67,644	5,264	156,757
Class C	57,254	1,501,787	59,569	1,452,956	340,185	11,468,812	235,887	7,142,483
Class D	915,055	24,461,289	286,649	7,734,913	298,158	10,722,330	160,957	5,556,817
Class R	—	—	—	—	116,753	4,009,476	129,679	4,210,304
Class P	440,673	11,632,514	23,094	584,300	200,363	6,840,706	100,852	3,209,603
Institutional Class	1,234,859	32,685,241	827,558	20,967,587	884,518	34,761,711	582,346	21,876,474
Administrative Class	—	—	—	—	18,748	718,476	23,324	844,784

Issued in reinvestment of dividends and distributions:
Class A	10,875	274,813	12,988	325,597	565,765	22,379,733	477,553	18,222,097
Class B	—	—	—	—	5,307	154,797	6,199	180,903
Class C	2,052	50,695	2,521	61,677	719,678	21,001,055	625,037	18,244,825
Class D	14,565	372,876	6,187	157,714	42,708	1,437,695	20,002	659,991
Class R	—	—	—	—	49,326	1,551,156	40,368	1,253,544
Class P	1,079	26,741	439	10,844	44,144	1,392,443	32,222	1,002,644
Institutional Class	40,767	1,030,601	42,670	1,072,301	249,755	9,148,842	88,610	3,153,042
Administrative Class	—	—	—	—	17,283	601,926	12,200	413,707

Issued in reorganization:
Class A	—	—	—	—	—	—	487,872	20,174,345
Class B	—	—	—	—	—	—	16,663	525,521
Class C	—	—	—	—	—	—	185,803	5,860,709
Class D	—	—	—	—	—	—	117,075	4,178,883
Class R	—	—	—	—	—	—	1,027	34,545
Class P	—	—	—	—	—	—	11,088	372,775
Institutional Class	—	—	—	—	—	—	879,508	33,833,693
Administrative Class	—	—	—	—	—	—	27,643	1,017,070

Cost of shares redeemed:
Class A	(238,735)	(6,354,685)	(483,687)	(12,206,032)	(1,256,730)	(52,421,541)	(987,381)	(39,297,899)
Class B	—	—	—	—	(42,065)	(1,337,077)	(47,249)	(1,456,882)
Class C	(153,913)	(3,977,988)	(261,039)	(6,360,930)	(821,980)	(25,699,442)	(748,479)	(22,833,495)
Class D	(665,587)	(17,818,837)	(154,258)	(3,943,667)	(378,476)	(13,559,019)	(70,678)	(2,420,557)
Class R	—	—	—	—	(200,400)	(6,712,216)	(147,319)	(4,773,558)
Class P	(38,592)	(1,001,081)	(55,731)	(1,375,017)	(204,901)	(6,970,739)	(55,758)	(1,806,174)
Institutional Class	(965,530)	(25,309,683)	(1,167,342)	(29,108,248)	(477,055)	(18,517,682)	(258,620)	(9,632,432)
Administrative Class	—	—	—	—	(25,192)	(923,650)	(26,783)	(959,855)
Net increase (decrease) resulting from Fund share transactions	903,156	$24,248,078	(744,560)	$(17,715,314)	1,063,625	$39,680,852	2,661,290	$98,272,056

*	Actual amount rounds to less than 1 share.
†	For the period December 22, 2014 (commencement of share class) through June 30, 2015. “Shares sold” includes shares sold to AFI.

180	June 30, 2015 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

340,972	$5,865,884	165,753	$3,122,110	326,308	$14,157,322	564,697	$22,961,090	424,910	$15,094,291	166,047	$5,318,373
—	—	—	—	461	18,832	711	25,958	1,991	57,725	1,699	44,291
141,990	2,408,860	11,464	200,955	152,226	5,998,936	251,796	9,461,275	267,034	8,399,520	75,681	2,152,406
75,637	1,345,706	43,680	809,511	187,515	7,938,570	771,496	31,536,689	620,108	22,536,739	94,649	3,048,135
—	—	—	—	—	—	—	—	—	—	—	—
470,799	8,085,077	42,840	796,908	416,451	18,636,284	389,547	16,951,278	—	—	—	—
915,653	16,449,297	416,392	7,798,757	1,184,618	52,938,838	965,179	40,951,441	32,182 †	1,110,647 †	—	—
—	—	—	—	—	—	—	—	—	—	—	—

— *	4	1,182	21,579	—	—	—	—	120,661	3,981,799	134,698	3,860,430
—	—	—	—	—	—	—	—	2,374	66,710	3,853	96,900
1	16	— *	2	—	—	—	—	72,321	2,034,396	62,051	1,561,818
— *	2	597	10,900	—	—	—	—	535,951	17,675,660	663,246	19,001,967
—	—	—	—	—	—	—	—	—	—	—	—
140	2,315	140	2,584	—	—	—	—	—	—	—	—
3,157	52,697	10,855	201,569	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(251,810)	(4,522,375)	(136,271)	(2,513,112)	(345,413)	(14,618,059)	(251,633)	(10,206,687)	(199,912)	(7,067,521)	(166,983)	(5,341,797)
—	—	—	—	(9,921)	(382,935)	(21,679)	(802,183)	(9,439)	(283,454)	(11,254)	(330,294)
(53,687)	(889,567)	(79,030)	(1,398,330)	(114,663)	(4,440,507)	(60,286)	(2,239,295)	(64,545)	(1,970,100)	(73,530)	(2,049,777)
(54,831)	(951,989)	(41,489)	(767,060)	(360,731)	(15,277,950)	(467,499)	(18,954,021)	(658,233)	(23,168,048)	(545,471)	(17,392,544)
—	—	—	—	—	—	—	—	—	—	—	—
(51,552)	(899,946)	(7,087)	(134,828)	(255,269)	(11,140,967)	(54,000)	(2,331,191)	—	—	—	—
(612,807)	(10,864,598)	(416,984)	(7,981,996)	(912,639)	(41,448,213)	(448,382)	(19,210,572)	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
923,662	$16,081,383	12,042	$169,549	268,943	$12,380,151	1,639,947	$68,143,782	1,145,403	$38,468,364	404,686	$9,969,908

Annual Report	| June 30, 2015	181

Notes to Financial Statements (cont’d)

June 30, 2015

	AllianzGI Income & Growth				AllianzGI International Managed Volatility
	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,499,312	$343,650,289	35,107,466	$444,731,907	353,130	$5,170,630	415,286	$5,900,377
Class B	—	—	—	—	—	—	—	—
Class C	36,922,983	439,188,434	37,585,296	457,899,572	15,803	229,413	13,310	191,213
Class D	2,193,330	27,560,879	1,894,600	24,061,742	7,677	111,323	9,980	142,650
Class R	43,297	540,056	65,286	828,343	2,405	35,395	615	8,581
Class P	33,477,428	426,783,333	22,374,824	287,359,130	17,358	250,152	8,323	119,414
Institutional Class	7,059,551	89,753,429	5,551,738	71,514,926	1,042,508	15,318,716	1,300,572	18,243,429
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	4,963,850	61,787,407	3,825,102	48,463,712	23,811	329,074	20,962	289,488
Class B	—	—	—	—	—	—	—	—
Class C	6,443,650	76,185,301	3,791,661	46,109,818	15,689	216,668	12,748	175,538
Class D	385,094	4,813,905	261,979	3,329,829	2,473	34,098	1,948	26,827
Class R	23,467	292,885	20,918	266,009	173	2,363	102	1,387
Class P	2,930,543	36,998,954	1,267,934	16,263,269	579	7,933	675	9,226
Institutional Class	1,136,282	14,433,103	930,272	11,962,690	175,782	2,413,482	116,430	1,597,425
Class R6	—	—	—	—	—	—	—	—
Administrative Class**	—	—	—	—	—	—	19	274

Cost of shares redeemed:
Class A	(25,058,750)	(314,858,293)	(11,664,034)	(147,712,257)	(286,365)	(4,185,459)	(412,886)	(5,909,175)
Class B	—	—	—	—	—	—	—	—
Class C	(14,481,861)	(171,338,094)	(7,601,837)	(92,277,735)	(134,216)	(1,949,620)	(177,646)	(2,521,830)
Class D	(1,242,454)	(15,499,847)	(863,506)	(10,930,863)	(13,590)	(199,758)	(14,980)	(214,411)
Class R	(144,449)	(1,802,848)	(9,777)	(126,091)	(3,229)	(44,104)	(3,955)	(55,886)
Class P	(15,234,538)	(192,475,092)	(7,379,863)	(94,319,016)	(22,009)	(323,638)	(13,722)	(195,060)
Institutional Class	(5,181,366)	(65,735,673)	(4,457,516)	(57,568,618)	(1,194,179)	(17,039,690)	(848,211)	(12,125,490)
Class R6	—	—	—	—	—	—	—	—
Administrative Class**	—	—	—	—	—	—	(710)	(11,494)
Net increase (decrease) resulting from Fund share transactions	61,735,369	$760,278,128	80,700,543	$1,009,856,367	3,800	$376,978	428,860	$5,672,483

*	Actual amount rounds to less than 1 share.
†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.
**	The Administrative Class of AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value liquidated on May 21, 2014

182	June 30, 2015 |	Annual Report

AllianzGI Mid-Cap				AllianzGI NFJ All-Cap Value				AllianzGI NFJ Dividend Value
Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,293,457	$4,747,503	1,396,486	$5,092,041	97,591	$1,523,654	177,941	$2,488,455	16,520,171	$280,073,257	21,008,939	$325,672,558
348	1,438	4,960	16,240	—	—	5	61	976	17,057	4,074	64,407
1,739,236	5,486,818	483,849	1,608,941	97,590	1,469,240	83,579	1,124,702	1,903,760	32,651,473	1,962,751	30,812,445
26,428	100,507	54,917	203,147	18,413	290,245	12,043	165,747	2,172,479	37,211,460	3,358,195	52,670,107
108,080	390,142	129,106	459,937	—	—	—	—	1,752,927	29,662,173	2,381,945	36,675,696
263,141	1,108,263	21,412	89,492	347,286	5,530,988	76,715	1,090,913	36,981,443	636,067,115	22,323,348	349,553,957
1,242,431	5,038,769	1,453,096	5,709,646	68,512	1,133,626	20,845	314,320	41,626,512	710,106,256	49,116,569	774,426,472
—	—	—	—	—	—	—	—	7,877,302	135,128,284	56,035 †	927,509 †
20,747	80,525	143,834	535,085	—	—	—	—	8,319,300	143,003,645	7,181,757	113,555,832

3,480,748	11,869,352	—	—	6,046	95,287	13,662	191,539	1,588,775	27,137,065	2,116,520	33,554,902
28,059	85,018	—	—	— *	1	103	1,425	2,818	48,990	6,957	109,964
7,613,175	22,991,789	—	—	3,111	46,765	4,411	59,200	250,366	4,312,809	278,625	4,451,911
53,789	186,648	—	—	874	13,978	1,116	15,910	260,605	4,475,654	326,482	5,190,886
94,609	320,723	—	—	—	—	—	—	243,820	4,155,785	290,964	4,597,871
59,002	220,079	—	—	5,348	85,679	3,524	50,388	1,245,478	21,368,870	952,649	15,166,470
1,109,407	4,149,183	—	—	929	15,581	822	12,286	4,907,800	84,197,662	5,629,241	89,608,436
—	—	—	—	—	—	—	—	119,162	2,034,427	334 †	5,724 †
17,199	61,058	—	—	—	—	29	426	823,660	14,222,630	1,109,908	17,757,290

(4,905,528)	(18,284,352)	(4,141,546)	(15,132,242)	(352,311)	(5,504,060)	(267,465)	(3,839,313)	(48,151,773)	(822,969,474)	(30,415,682)	(473,629,973)
(147,931)	(498,022)	(196,164)	(647,966)	(15,424)	(235,438)	(16,339)	(219,004)	(172,190)	(2,977,035)	(1,088,110)	(17,030,364)
(6,809,829)	(22,486,403)	(6,490,821)	(21,389,134)	(96,358)	(1,442,766)	(114,910)	(1,529,567)	(4,798,788)	(82,245,601)	(4,950,980)	(77,628,271)
(105,425)	(399,848)	(71,605)	(261,289)	(49,411)	(787,120)	(50,345)	(716,646)	(4,280,991)	(73,251,847)	(7,950,721)	(124,999,997)
(126,866)	(475,028)	(163,872)	(585,598)	—	—	—	—	(4,380,355)	(74,102,390)	(5,211,621)	(80,137,760)
(135,906)	(547,253)	(17,698)	(70,505)	(208,487)	(3,344,453)	(183,296)	(2,714,864)	(30,234,293)	(517,457,982)	(27,016,413)	(429,111,077)
(4,469,891)	(18,135,761)	(2,890,060)	(11,162,817)	(9,240)	(153,027)	(2,315)	(35,207)	(80,651,785)	(1,383,685,723)	(81,692,763)	(1,284,944,186)
—	—	—	—	—	—	—	—	(914,647)	(15,578,212)	(53)†	886 )†
(19,758)	(78,955)	(460,316)	(1,744,187)	—	—	(1,871)	(28,977)	(22,274,941)	(383,689,121)	(18,407,919)	(290,871,199)
428,722	$(4,067,807)	(10,744,422)	$(37,279,209)	(85,531)	$(1,261,820)	(241,746)	$(3,568,206)	(69,262,409)	$(1,190,082,773)	(58,628,969)	$(923,551,276)

Annual Report	| June 30, 2015	183

Notes to Financial Statements (cont’d)

June 30, 2015

	AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,948,320	$110,662,507	11,412,039	$259,386,482	451,392	$9,705,899	570,795	$11,073,119
Class B	—	—	—	—	117	2,606	235	4,549
Class C	730,388	16,165,287	932,703	21,020,789	122,633	2,646,406	128,891	2,520,613
Class D	1,110,727	24,585,710	1,236,854	28,214,162	72,917	1,586,917	70,692	1,389,146
Class R	288,874	6,459,310	540,897	12,273,800	82,919	1,780,039	185,514	3,696,507
Class P	25,463,025	577,157,867	6,289,363	144,116,220	489,698	10,589,388	119,198	2,340,507
Institutional Class	9,612,805	215,291,929	19,402,693	439,157,704	2,688,784	57,586,030	3,417,379	66,361,288
Class R6	3,292,932	73,316,997	59,390 †	1,417,319 †	—	—	—	—
Administrative Class	245,602	5,477,097	364,919	8,233,026	12,483	268,863	52,780	1,029,626

Issued in reinvestment of dividends and distributions:
Class A	583,258	13,247,642	629,912	14,688,660	102,138	2,220,733	128,140	2,529,777
Class B	—	—	—	—	272	5,988	1,151	22,701
Class C	112,974	2,555,996	82,884	1,920,239	22,661	495,822	35,839	709,939
Class D	105,566	2,383,835	78,735	1,832,599	26,763	587,388	30,163	601,170
Class R	24,837	564,621	17,188	403,290	5,355	117,259	6,652	132,631
Class P	374,611	8,458,644	105,761	2,480,017	13,430	295,429	7,399	148,191
Institutional Class	1,477,442	33,463,224	1,207,904	28,218,938	389,653	8,450,899	394,179	7,797,812
Class R6	58,963	1,302,421	493 †	12,062 †	—	—	—	—
Administrative Class	23,305	527,149	14,158	332,053	770	16,981	5,357	106,518

Issued in reorganization:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(22,196,535)	(506,294,360)	(14,951,090)	(340,518,390)	(1,938,327)	(41,561,767)	(1,897,848)	(36,728,327)
Class B	—	—	—	—	(70,400)	(1,524,182)	(115,008)	(2,250,663)
Class C	(2,122,976)	(46,811,534)	(2,138,941)	(47,989,971)	(664,449)	(14,318,457)	(776,771)	(15,079,024)
Class D	(1,643,948)	(36,455,773)	(3,133,740)	(70,474,634)	(255,882)	(5,553,136)	(429,041)	(8,352,699)
Class R	(444,145)	(10,016,087)	(265,591)	(6,103,757)	(231,387)	(5,019,025)	(130,395)	(2,558,225)
Class P	(16,049,920)	(354,407,393)	(7,768,380)	(176,059,652)	(253,652)	(5,511,697)	(136,195)	(2,692,380)
Institutional Class	(17,938,723)	(402,638,896)	(26,114,207)	(597,993,896)	(8,888,316)	(192,501,048)	(4,272,074)	(82,757,715)
Class R6	(359,482)	(7,958,503)	(521)†	(12,554)†	—	—	—	—
Administrative Class	(240,950)	(5,371,668)	(1,493,055)	(33,207,361)	(237,657)	(5,155,748)	(144,086)	(2,759,179)
Net increase (decrease) resulting from Fund share transactions	(12,543,050)	$(278,333,978)	(13,489,632)	$(308,652,855)	(8,058,085)	$(174,788,413)	(2,747,054)	$(52,714,118)

†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.
**	Commencement of operations.

184	June 30, 2015 |	Annual Report

AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value				AllianzGI Small-Cap Blend
Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Period from July 2, 2013** through June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

519,512	$13,270,071	763,903	$17,744,786	8,429,076	$239,730,884	8,471,202	$284,300,530	42,257	$763,198	4,944	$85,672
103	2,321	1	60	11,935	295,178	6,451	200,298	—	—	—	—
149,723	3,245,343	146,203	2,879,091	665,178	15,951,881	326,104	9,998,669	11,589	207,671	5,479	97,069
245,796	6,425,661	28,845	672,379	67,866	2,056,715	90,025	3,157,475	3,564	63,887	703	12,500
73,390	1,648,757	116,114	2,359,789	479,809	14,520,484	691,134	24,128,037	—	—	—	—
530,397	11,452,388	117,040	2,334,246	1,698,227	58,866,486	513,309	18,018,402	30,899	564,613	—	—
1,084,959	29,482,361	1,175,172	28,620,882	15,903,999	493,298,692	16,145,906	579,859,990	15,578	280,040	5,384	95,769
—	—	—	—	7,704,788	229,988,682	759,674 †	27,284,967 †	—	—	—	—
18,893	498,590	27,859	652,448	4,131,049	122,779,983	5,253,254	177,162,051	—	—	—	—

219,899	5,548,047	150,371	3,479,584	15,943,556	411,421,095	7,283,270	234,284,639	287	4,865	29	498
578	13,064	55	1,137	58,762	1,451,107	27,980	868,721	—	—	—	—
85,007	1,820,839	36,281	715,463	2,344,232	55,978,626	971,412	29,433,550	153	2,567	36	611
7,287	186,043	4,227	99,004	907,377	24,378,947	411,188	13,642,853	234	3,984	6	102
8,888	197,225	5,425	110,779	942,550	25,287,328	453,710	15,037,307	—	—	—	—
11,563	244,894	1,507	29,451	771,543	21,459,051	167,758	5,710,228	37	624	6	115
55,964	1,491,995	42,226	1,031,595	25,702,891	717,801,220	11,965,914	409,324,483	19,663	335,372	3,525	60,637
—	—	—	—	626,495	17,495,370	—	—	—	—	—	—
3,008	77,964	2,063	49,064	8,558,786	220,634,484	4,542,865	146,022,121	—	—	—	—

—	—	—	—	—	—	—	—	2,177,664	38,361,785	—	—
—	—	—	—	—	—	—	—	2,546,236	44,432,552	—	—
—	—	—	—	—	—	—	—	30,808	541,939	—	—
—	—	—	—	—	—	—	—	96,502	1,705,391	—	—
—	—	—	—	—	—	—	—	182,962	3,233,865	—	—

(2,930,480)	(74,825,819)	(3,040,632)	(70,152,271)	(26,775,355)	(770,303,047)	(18,828,703)	(635,527,987)	(130,447)	(2,380,267)	(21)	(378)
(78,145)	(1,792,010)	(118,577)	(2,403,242)	(114,339)	(3,055,451)	(97,940)	(3,188,374)	—	—	—	—
(1,172,934)	(25,434,344)	(1,400,098)	(27,433,595)	(2,478,003)	(65,686,956)	(1,749,065)	(55,822,521)	(138,286)	(2,487,407)	(4,027)	(69,828)
(280,412)	(7,177,169)	(109,110)	(2,551,386)	(1,241,654)	(35,525,284)	(767,970)	(26,624,468)	(1,184)	(21,628)	—	—
(195,146)	(4,351,717)	(203,922)	(4,104,282)	(1,433,936)	(43,078,178)	(1,557,523)	(53,840,959)	—	—	—	—
(146,547)	(3,166,834)	(197,897)	(3,899,387)	(1,165,790)	(34,531,409)	(1,915,021)	(71,291,793)	(12,152)	(222,345)	—	—
(1,096,189)	(29,765,719)	(959,084)	(23,772,300)	(39,498,930)	(1,210,244,704)	(32,916,021)	(1,169,312,990)	(200,547)	(3,697,363)	—	—
—	—	—	—	(669,645)	(19,603,982)	(12,554)†	(461,196)†	—	—	—	—
(33,988)	(898,748)	(67,528)	(1,598,347)	(15,996,056)	(478,697,171)	(13,016,932)	(440,107,627)	—	—	—	—
(2,918,874)	$(71,806,797)	(3,479,556)	$(75,135,052)	5,574,411	$12,670,031	(12,780,573)	$(477,743,594)	4,675,817	$81,693,343	16,064	$282,767

Annual Report	| June 30, 2015	185

Notes to Financial Statements (cont’d)

June 30, 2015

	AllianzGI Technology				AllianzGI U.S. Managed Volatility
	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,135,068	$67,660,096	1,187,724	$70,527,605	269,636	$3,969,628	538,380	$7,416,776
Class B	480	23,168	217	10,955	764	10,517	431	5,510
Class C	254,003	12,948,659	164,999	8,701,318	48,187	650,523	10,702	140,181
Class D	698,367	41,941,967	1,221,198	71,603,092	9,433	139,352	169,472	2,412,855
Class P	288,443	18,553,559	274,847	17,303,793	36,343	559,177	10,995	158,092
Institutional Class	2,027,086	130,473,232	1,962,336	123,170,004	3,160,549	49,490,731	1,836,788	26,934,843
Administrative Class	234,421	14,376,884	281,527	17,303,958	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	919,153	50,663,687	355,666	20,226,739	33,316	480,839	11,221	154,834
Class B	5,088	242,142	3,784	192,226	688	9,146	382	4,879
Class C	450,733	21,441,369	168,201	8,541,271	9,769	129,120	2,372	30,239
Class D	524,388	28,463,768	225,962	12,687,793	3,614	52,386	1,177	16,266
Class P	130,513	7,646,739	45,184	2,697,503	1,962	29,385	132	1,884
Institutional Class	1,562,934	92,400,663	575,113	34,558,566	502,321	7,549,058	92,080	1,316,721
Administrative Class*	198,858	11,362,755	77,302	4,525,241	—	—	42	593

Cost of shares redeemed:
Class A	(1,397,248)	(83,815,617)	(1,450,703)	(85,946,618)	(282,249)	(4,190,312)	(159,461)	(2,237,674)
Class B	(21,811)	(1,180,302)	(26,585)	(1,403,492)	(10,208)	(140,312)	(30,974)	(406,041)
Class C	(348,830)	(18,158,487)	(358,522)	(18,838,814)	(61,977)	(831,397)	(31,594)	(411,199)
Class D	(1,182,182)	(70,068,262)	(1,797,223)	(104,491,073)	(25,408)	(374,062)	(227,010)	(3,196,039)
Class P	(231,771)	(14,563,437)	(278,072)	(17,111,964)	(21,594)	(325,434)	(16,577)	(239,306)
Institutional Class	(1,807,026)	(114,628,290)	(1,946,631)	(121,509,024)	(3,473,402)	(52,482,237)	(1,076,634)	(15,690,839)
Administrative Class*	(219,878)	(13,402,904)	(306,333)	(18,740,621)	—	—	(1,541)	(22,984)
Net increase resulting from Fund share transactions	3,220,789	$182,381,389	379,991	$24,008,458	201,744	$4,726,108	1,130,383	$16,389,591

*	The Administrative Class of AllianzGI U.S. Managed Volatility liquidated on May 21, 2014

186	June 30, 2015 |	Annual Report

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2015, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	AllianzGI Global Allocation Fund*
AllianzGI Emerging Markets Opportunities	7	73%	—
AllianzGI Focused Growth	5	53%	—
AllianzGI Global Natural Resources	3	45%	—
AllianzGI Global Small-Cap	7	69%	—
AllianzGI Health Sciences	3	54%	—
AllianzGI Income & Growth	7	80%	—
AllianzGI International Managed Volatility	4	57%	10%
AllianzGI Mid-Cap	6	58%	—
AllianzGI NFJ All-Cap Value	7	77%	—
AllianzGI NFJ Dividend Value	6	60%	—
AllianzGI NFJ International Value	4	56%	—
AllianzGI NFJ Large-Cap Value	6	56%	—
AllianzGI NFJ Mid-Cap Value	6	53%	—
AllianzGI NFJ Small-Cap Value	4	53%	—
AllianzGI Small-Cap Blend	5	50%	—
AllianzGI Technology	3	35%	—
AllianzGI U.S. Managed Volatility	4	62%	14%

*	An investment series of the Allianz Funds Multi-Strategy Trust.

9. AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser’s advised accounts owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2015:

AllianzGI Emerging Markets Opportunities:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Loss
Infineon Technologies AG†	$1,214,972	$30,525	$(1,190,493)	—	—	—	$(81,322)

AllianzGI Global Small-Cap:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Loss
AMS AG†	$1,415,863	—	—	—	$1,809,476	—	—
Aareal Bank AG	1,452,351	$400,739	—	$363,256	1,590,255	$39,741	—
Bechtle AG	1,272,749	110,224	—	(102,585)	1,233,173	16,156	—
Bertrandt AG†,††	519,170	39,312	—	(73,479)	468,864	7,191	—
Betsson AB†,††	1,411,135	131,336	$(95,245)	—	1,812,324	59,925	$(7,143)
Burckhardt Compression Holding AG††	—	1,023,430	—	(267,336)	756,094	—	—
CANCOM SE	1,316,516	100,029	—	(293,697)	1,013,659	11,745	—
De’ Longhi††	891,519	79,788	—	89,422	1,034,081	16,876	—
GameLoft SE	1,228,696	82,324	—	(750,556)	622,359	—	—

Annual Report	| June 30, 2015	187

Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI Global Small-Cap (cont’d)
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Gain(Loss)
Gerry Weber International AG†,††	$852,460	$73,176	$(453,128)	—	—	$11,367	$(493,598)
IGI Laboratories, Inc.†,††	—	844,468	(582,396)	—	—	—	(262,072)
Interroll Holding AG††	—	1,009,603	—	$111,093	$1,120,696	—	—
Ju Teng International Holdings Ltd.	727,835	123,427	(159,964)	28,176	474,099	18,963	(13,508)
Kingspan Group PLC††	—	1,344,569	—	238,458	1,583,027	7,081	—
Mentor Graphics Corp.†,††	829,151	119,608	—	290,352	1,154,647	8,982	—
Meritor, Inc.†,††	1,109,704	130,119	(1,089,733)	—	—	—	(216,133)
NetEnt AB††	—	987,362	—	551,905	1,539,267	—	—
Ontex Group NV††	—	1,029,024	—	212,006	1,241,030	6,433	—
Opera Software ASA††	—	740,503	—	(55,973)	684,530	1,998	—
Primax Electronics Ltd.††	478,991	285,597	(145,412)	(44,430)	513,945	6,604	(29,640)
Rotork PLC††	1,398,462	133,458	—	37,799	1,225,129	25,019	—
Schoeller-Bleckmann Oilfield Equipment AG	1,436,763	107,537	—	(354,020)	738,522	15,367	—
Senior PLC††	521,905	47,303	—	(17,601)	531,036	10,326	—
SimCorp A/S	1,426,023	111,821	—	610,514	1,803,840	21,750	—
Spirax-Sarco Engineering PLC††	1,624,627	158,108	(239,550)	438,434	1,709,877	96,991	2,842
Vacon PLC†	1,493,746	136,623	(1,753,191)	—	—	—	495,025
Totals	$21,407,666	$9,349,488	$(4,518,619)	$1,011,738	$24,659,930	$382,515	$(524,227)

AllianzGI Health Sciences:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Loss
Protalix BioTherapeutics, Inc.†	$502,532	—	$(462,595)	—	—	—	$(296,863)

AllianzGI NFJ International Value:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 6/30/2015	Dividend Income	Net Realized Gain(Loss)
Beach Energy Ltd.††	—	$47,450,672	—	$(21,044,708)	$26,405,964	$680,931	—

AllianzGI NFJ Small-Cap Value:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Gain(Loss)
AAR Corp.†	$59,242,976	—	$(65,098,516)	—	—	$602,468	$3,576,923
Altisource Residential Corp.†	71,650,152	—	(49,646,015)	—	—	2,955,149	(31,834,035)
Andersons, Inc.	78,763,949	$16,459,645	(17,913,249)	$13,986,092	$61,219,275	798,678	10,089,902
Arctic Cat, Inc.†	37,196,712	—	(31,486,432)	—	—	156,454	(10,181,615)
Cal-Maine Foods, Inc.	75,026,486	14,108,166	(48,879,629)	38,768,868	69,503,830	1,776,850	33,277,249
Cash America International, Inc.†	77,303,357	—	(44,083,281)	—	—	185,299	16,824,249
Commercial Metals Co.†	91,126,764	—	(6,321,233)	1,243,521	78,629,592	2,483,136	462,817
Ennis, Inc.†,††	10,147,152	1,895,076	—	1,921,703	14,973,334	525,456	—
First Interstate Bancsystem, Inc.†,††	12,491,928	4,570,732	—	2,024,171	17,537,228	418,528	—
Group 1 Automotive, Inc.†	82,244,489	—	(22,518,298)	35,428,749	63,699,170	580,952	11,670,447
HCI Group, Inc.†,††	—	17,189,567	—	(688,317)	16,501,250	145,074	—
Home Loan Servicing Solutions Ltd.†	74,331,646	4,643,535	(16,213,187)	—	—	4,891,544	(23,449,408)
Innophos Holdings, Inc.†	67,679,292	—	(14,458,332)	25,328,029	48,672,102	1,934,978	8,038,789
Inteliquent, Inc.†,††	—	23,242,227	(7,553,668)	7,694,070	25,712,859	744,939	2,330,230

188	June 30, 2015 |	Annual Report

AllianzGI NFJ Small-Cap Value (cont’d)
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Gain(Loss)
Mentor Graphics Corp.†	$79,062,549	$1,165,483	$(34,979,740)	$18,850,595	$62,094,483	$734,422	$11,031,710
Meredith Corp.†,††	41,235,702	39,380,964	(22,114,868)	7,788,904	67,496,806	2,580,008	6,416,173
Montpelier Re Holdings Ltd.†,††	41,364,962	—	—	24,428,496	51,139,781	1,035,742	—
Neenah Paper, Inc.	46,778,006	—	—	33,233,206	51,891,463	1,003,329	—
Olin Corp.†	96,486,664	—	(109,885,074)	—	—	2,034,085	29,156,847
PetMed Express, Inc.†	16,332,031	—	(18,667,695)	—	—	617,903	2,242,792
Rayonier Advanced Materials, Inc.†,††	—	87,078,720	(10,834,971)	(34,487,226)	22,638,863	538,335	(19,117,660)
Ryland Group, Inc.††	—	72,454,987	(5,944,067)	(601,354)	66,065,333	41,050	155,767
SandRidge Permian Trust†,††	23,092,539	2,909,820	(1,236,667)	(9,918,752)	13,985,947	4,933,423	(1,278,781)
Sanderson Farms, Inc.†	75,897,842	7,339,718	(37,561,230)	2,829,791	32,870,625	904,821	9,810,236
Stage Stores, Inc.††	—	26,227,254	—	(2,163,823)	24,063,431	141,960	—
Sturm Ruger & Co., Inc.†	82,751,788	6,843,851	(59,765,094)	—	—	844,785	(4,125,070)
TAL International Group, Inc.	59,722,755	—	—	(1,092,197)	42,543,712	—	—
United Insurance Holdings Corp.††	—	19,966,425	(538,627)	(2,943,094)	16,719,983	68,299	235,279
Universal Corp.	81,049,005	7,971,064	(10,615,626)	24,224,946	83,440,724	3,139,979	1,716,811
Universal Insurance Holdings, Inc.	22,528,929	1,860,461	(720,751)	19,328,538	44,699,893	1,100,939	354,400
Westjet Airlines Ltd.	58,427,608	—	(2,128,190)	(1,620,511)	48,252,766	859,040	588,927
j2 Global, Inc.†	75,757,547	—	(60,136,864)	17,272,999	33,540,415	1,119,688	32,927,396
Totals	$1,537,692,830	$355,307,695	$(699,301,304)	$220,837,404	$1,057,892,865	$39,897,313	$90,920,375

AllianzGI Small-Cap Blend:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Gain(Loss)
Andersons, Inc.†,††	$46,422	$2,488	$(48,838)	—	—	$179	$(10,025)
Cal-Maine Foods, Inc.††	62,800	419,875	(188,947)	$159,908	$464,580	4,080	16,459
First Interstate Bancsystem, Inc.†,††	55,991	1,571	(59,128)	—	—	637	1,948
Group 1 Automotive, Inc.†,††	—	710,302	(49,361)	20,110	677,592	1,634	(3,459)
HCI Group, Inc.†,††	20,950	48,928	(66,958)	—	—	493	(1,578)
IGI Laboratories, Inc.†,††	3,717	270,705	(107,571)	(21,867)	37,510	—	(107,313)
Mentor Graphics Corp.†,††	14,819	218,087	(5,684)	15,389	241,147	608	(187)
Meritor, Inc.†,††	10,667	336,991	(303,337)	—	—	—	(44,813)
Neenah Paper, Inc.††	3,561	55,029	(4,712)	4	52,474	323	(6)
PetMed Express, Inc.†,††	—	73,079	(3,777)	9,228	78,838	888	308
Rayonier Advanced Materials, Inc.†,††	—	37,315	(33,625)	—	—	—	(3,690)
Ryland Group, Inc.††	—	191,981	(3,672)	(4,621)	183,162	107	(526)
SandRidge Permian Trust†,††	15,355	1,379	(12,346)	—	—	834	(6,294)
Sanderson Farms, Inc.†,††	6,804	75,680	(4,560)	(6,454)	69,523	284	91
Stage Stores, Inc.†,††	—	166,186	(128,879)	—	—	1,027	(37,307)
Sturm Ruger & Co., Inc.†,††	—	38,588	(36,251)	—	—	—	(2,337)
United Insurance Holdings Corp.†,††	36,591	38,908	(55,860)	—	—	99	(21,544)
Universal Corp.††	—	86,424	(3,839)	18,835	101,456	1,032	36
Totals	$277,677	$2,773,516	$(1,117,345)	$190,532	$1,906,282	$12,225	$(220,237)

Annual Report	| June 30, 2015	189

Notes to Financial Statements (cont’d)

June 30, 2015

AllianzGI Technology:
	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 6/30/2015	Dividend Income	Net Realized Loss
Aixtron SE†	$14,514	—	$(7,717)	—	—	—	$(21,725)
Infineon Technologies AG††	—	$8,687,623	—	$(249,102)	$8,438,521	—	—
Totals	$14,514	$8,687,623	$(7,717)	$(249,102)	$8,438,521	—	$(21,725)

†	Not affiliated at June 30, 2015.
††	Not affiliated at June 30, 2014.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at June 30, 2015. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI Global Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.97%	$1,590,255	0.72%
Bechtle AG	7.11%	1,233,173	0.56%
Burckhardt Compression Holding AG	5.55%	756,094	0.34%
CANCOM SE	13.91%	1,013,659	0.46%
De’ Longhi	5.41%	1,034,081	0.47%
GameLoft SE	12.60%	622,359	0.28%
Interroll Holding AG	10.70%	1,120,696	0.51%
Ju Teng International Holdings Ltd.	5.00%	474,099	0.21%
Kingspan Group PLC	7.74%	1,583,027	0.72%
NetEnt AB	6.68%	1,539,267	0.70%
Ontex Group NV	8.41%	1,241,030	0.56%
Opera Software ASA	5.02%	684,530	0.31%
Primax Electronics Ltd.	7.51%	513,945	0.23%
Rotork PLC	5.65%	1,225,129	0.55%
Schoeller-Bleckmann Oilfield Equipment AG	5.02%	738,522	0.33%
Senior PLC	5.15%	531,036	0.24%
SimCorp A/S	14.04%	1,803,840	0.82%
Spirax-Sarco Engineering PLC	5.73%	1,709,877	0.77%
Totals		$19,414,619	8.78%

AllianzGI NFJ International Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Beach Energy Ltd.	6.38%	$26,405,964	1.03%

190	June 30, 2015 |	Annual Report

AllianzGI NFJ Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	6.11%	$61,219,275	1.01%
Cal-Maine Foods, Inc.	5.12%	69,503,830	1.15%
Neenah Paper, Inc.	5.92%	51,891,463	0.86%
Ryland Group, Inc.	5.12%	66,065,333	1.09%
Stage Stores, Inc	5.26%	24,063,431	0.40%
TAL International Group, Inc.	5.15%	42,543,712	0.70%
United Insurance Holdings Corp.	5.22%	16,719,983	0.27%
Universal Corp.	7.28%	83,440,724	1.38%
Universal Insurance Holdings, Inc.	5.49%	44,699,893	0.74%
Westjet Airlines Ltd.	13.63%	48,252,766	0.79%
Totals		$508,400,410	8.39%

AllianzGI Small Cap Blend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cal-Maine Foods, Inc.	5.12%	$464,580	0.50%
Neenah Paper, Inc.	5.92%	52,474	0.06%
Ryland Group, Inc.	5.12%	183,162	0.20%
Universal Corp.	7.28%	101,456	0.11%
Totals		$801,672	0.87%

AllianzGI Technology:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Infineon Technologies AG	7.22%	$8,438,521	0.61%

10.	FUND EVENTS

(a) Name Changes

Effective December 22, 2014, AllianzGI Wellness Fund changed its name to AllianzGI Health Sciences Fund and adopted new investment policies.

(b) New Share Classes

Effective December 22, 2014, AllianzGI Health Sciences Fund began offering Institutional Class shares.

(c) Reorganization

Prior to the opening of business on March 9, 2015, AllianzGI Small-Cap Blend (the “Survivor Fund”) acquired all assets and liabilities of AllianzGI Opportunity (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $88,275,532 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	1,440,531	2,177,664	*
Class B	12,452	—
Class C	2,658,292	2,546,236
Class D	29,850	30,808
Class R	3,897	—
Class P	87,727	96,502	*
Institutional Class	148,657	182,962
Administrative Class	5,234	—

*	The Target Fund’s Class A, B and R shares merged into the Survivor Fund’s Class A. The Target Fund’s Class P and Administrative Class merged into the Survivor Fund’s Class P.

Annual Report	| June 30, 2015	191

Notes to Financial Statements (cont’d)

June 30, 2015

The investment portfolio of the Target Fund, with a fair value of $88,248,459 and identified cost of $83,344,441 at March 6, 2015, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $7,284,654 and net assets after the merger were $96,200,501. The Target Fund’s unrealized appreciation at acquisition date was $4,904,018.

Assuming the acquisition had been completed on July 1, 2014, the beginning of the annual reporting period of the Survivor Fund, the Survivor Fund’s pro forma results of operations for the year ended June 30, 2015, would have been as follows:

Net investment income	$100,305	*
Net realized and unrealized gain on investments	8,463,880	**
Net increase in net assets resulting from operations	$8,564,185

*	$81,126 as reported, plus $19,179 of the Target Fund premerger.
**	$4,201,636 as reported, plus $4,262,244 of the Target Fund premerger.

Because both the Survivor Fund and the Target Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Survivor Fund’s Statement of Operations since March 9, 2015.

See Note 7 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended June 30, 2015.

11.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2015, AllianzGI U.S. reimbursed AllianzGI NFJ Small-Cap Value $35,528 (less than $0.01 per share) for realized losses resulting from trading errors.

During the year ended June 30, 2014, AllianzGI U.S. reimbursed AllianzGI Income & Growth $118,029 (less than $0.01 per share) for realized losses resulting from a trading error.

12.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 16, 2015, AllianzGI Income & Growth declared per-share net investment income dividends to shareholders, payable July 16, 2015 to shareholders of record on July 15, 2015.

Class A	Class C	Class D	Class R	Class P	Institutional Class
$0.08750	$0.08062	$0.08744	$0.08296	$0.08995	$0.09098

On July 31, 2015, the Trust entered into a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AGI Borrowers” and each series thereof, an “AGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

On August 5, 2015, the Board approved the conversion of the Class D shares of each Fund into Class A shares of the same Fund (the “Class D Conversion”). The Class D Conversion will be effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund will cease to have any Class D shares authorized or outstanding. The Class D Conversion will take place pursuant to the Fifteenth Amended and Restated Multi-Class Plan of the Trust, which was approved by the Board at its August 5 meeting, and is expected to be completed in the fourth calendar quarter of 2015.

There were no other subsequent events identified that require recognition or disclosure.

192	June 30, 2015 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund (formerly AllianzGI Wellness Fund), AllianzGI Income & Growth Fund, AllianzGI International Managed Volatility Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Value Fund, AllianzGI NFJ Dividend Value Fund, Allianz NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Blend Fund, AllianzGI Technology Fund and AllianzGI U.S. Managed Volatility Fund (constituting Allianz Funds Trust, hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

Annual Report	| June 30, 2015	193

Unaudited

Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2015, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Emerging Markets Opportunities	—	—
AllianzGI Focused Growth	$49,534,917	—
AllianzGI Global Natural Resources		—
AllianzGI Global Small-Cap		—
AllianzGI Health Sciences	9,878,723	—
AllianzGI Income & Growth	5,622,026	—
AllianzGI International Managed Volatility		—
AllianzGI Mid-Cap	47,115,578	—
AllianzGI NFJ All-Cap Value		—
AllianzGI NFJ Dividend Value		—
AllianzGI NFJ International Value		—
AllianzGI NFJ Large-Cap Value		—
AllianzGI NFJ Mid-Cap Value		—
AllianzGI NFJ Small-Cap Value	1,334,450,202	$176,680
AllianzGI Small-Cap Blend	2,056	7
AllianzGI Technology	170,993,042	—
AllianzGI U.S. Managed Volatility	3,131,581	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	90%
AllianzGI Focused Growth	44%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	8%

AllianzGI Income & Growth	11%
AllianzGI International Managed Volatility	68%
AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	100%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	79%
AllianzGI Small-Cap Blend	23%
AllianzGI Technology	12%
AllianzGI U.S. Managed Volatility	31%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2015, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	1%
AllianzGI Focused Growth	42%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	6%
AllianzGI Income & Growth	11%
AllianzGI International Managed Volatility	0%
AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	100%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	0%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	74%
AllianzGI Small-Cap Blend	23%
AllianzGI Technology	10%
AllianzGI U.S. Managed Volatility	31%

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2015 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,092,548	$0.854928	$442,512	$0.092440
AllianzGI International Managed Volatility	2,855,132	0.470534	184,833	0.030461
AllianzGI NFJ International Value	98,073,258	0.771599	8,591,903	0.067598

194	June 30, 2015 |	Annual Report

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2014 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,003,371	$0.814395	$481,100	$0.097869
AllianzGI International Managed Volatility	3,365,373	0.563387	180,628	0.030238
AllianzGI NFJ International Value	111,520,638	0.796291	8,605,220	0.061444

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2015. In January 2016, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2015. The amount that will be reported will be the amount to use on the shareholder’s 2015 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2015. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Report	| June 30, 2015	195

Unaudited

Shareholder Meeting Results/Changes to Board of Trustees

Shareholder Meeting Results:

The Trust held a special shareholder meeting on December 18, 2014 for the election of Trustees to the Board.

Shareholders of the Trust voted as indicated below:

	Affirmative	Withholding Authority
Election of Deborah A. DeCotis	836,922,927	12,582,900
Re-election of F. Ford Drummond	837,416,191	12,089,636
Election of Bradford K. Gallagher	836,733,107	12,772,720
Election of James A. Jacobson	836,806,181	12,699,646
Election of Hans W. Kertess	835,542,439	13,963,388
Election of William B. Ogden, IV	836,844,994	12,660,833
Election of Susan M. King*	837,335,838	12,169,989
Re-election of James S. MacLeod	837,339,215	12,166,612
Election of Alan Rappaport	836,024,614	13,481,212
Re-election of Davey S. Scoon	835,948,371	13,557,456
Election of Julian Sluyters*	837,542,317	11,963,510

*	Interested Trustee

Changes to Board of Trustees:

Effective October 8, 2014, C. Kim Goodwin resigned as a Trustee of the Trust.

Effective December 18, 2014, John C. Maney, Edward E. Sheridan, W. Bryant Stooks and James W. Zug resigned as Trustees of the Trust.

Effective December 18, 2014, Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, Julian Sluyters and Susan M. King were elected as Trustees of the Trust.

196	June 30, 2015 |	Annual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■

Online Enrollment, Account Access and Transactions:  When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access

Annual Report	| June 30, 2015	197

Unaudited

Privacy Policy (cont’d)

your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

198	June 30, 2015 |	Annual Report

Allianz Funds—Board of Trustees

(unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C and R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Susan M. King† 1959	12/2014 to present	Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).	68	None.

Julian Sluyters† 1960	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	68	None.

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison.(since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	68	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel, Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	93	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	68	Director, BancFirst Corporation

Bradford K. Gallagher 1959	12/2014 to present	Retired. Founder, Spyglass Investments, LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	93	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

Annual Report	| June 30, 2015	199

Allianz Funds—Board of Trustees (cont’d)

(unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	93	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	68	Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None.

Alan Rappaport 1953	12/2014 to present	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005); Trustee, NYU Langone Medical Center (since 2007); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	93	None.

†	Each of Ms. King and Mr. Sluyters is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

200	June 30, 2015 |	Annual Report

Allianz Funds—Officers

(unaudited)

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Julian Sluyters 1960 President and Chief Executive Officer	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex and Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968 Vice President, Secretary and Chief Legal Officer	12/2006 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 68 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 68 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 68 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 68 funds in the Fund Complex.

Richard H. Kirk 1961 Assistant Secretary	12/2004 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Director and Senior Counsel of Allianz Global Investors Distributors LLC. Assistant Secretary of 61 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	4/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer, Allianz Global Investors U.S. LLC; and Assistant Secretary of 61 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

*	The officers of the Trust are elected annually by the Board of Trustees.

Annual Report	| June 30, 2015	201

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

Susan M. King

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class D, Class P,Class R6, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $496 billion in assets under management.* With 24 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* Combined worldwide Aum as of June 30, 2015

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063015

AGI-2015-07-01-12601

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” and is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $657,800 in 2014 and $611,105 in 2015.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $13,000 in 2014 and $0 in 2015.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $238,500 in 2014 and $221,100 in 2015. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2014 and $0 in 2015.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $4,916,694 and the 2015 Reporting Period was $5,711,508.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 26, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 26, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2015